UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford HLS Funds
Annual Report
December 31, 2022

■ Hartford Balanced HLS Fund
■ Hartford Capital Appreciation HLS Fund
■ Hartford Disciplined Equity HLS Fund
■ Hartford Dividend and Growth HLS Fund
■ Hartford Healthcare HLS Fund
■ Hartford International Opportunities HLS Fund
■ Hartford MidCap HLS Fund
■ Hartford Small Cap Growth HLS Fund
■ Hartford Small Company HLS Fund
■ Hartford Stock HLS Fund
■ Hartford Total Return Bond HLS Fund
■ Hartford Ultrashort Bond HLS Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford HLS Funds. The following is the Funds’ Annual Report covering the period from January 1, 2022 to December 31, 2022.
Market Review
During the 12 months ended December 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 18.11%. Markets disappointed most investors in 2022 as both equity and fixed-income indices struggled against relentless inflationary pressures, interest-rate hikes from the US Federal Reserve (Fed), geopolitical instability abroad, and mounting fears of a pending recession.
It’s hard to believe that on January 3, 2022, the S&P 500 Index set a new record close at 4,796.56. Roughly one year later, on the final trading day of the year, the S&P 500 Index closed at 3,839.50, bringing an end to the worst-performing year since 2008. Bondholders fared little better, as the Bloomberg US Aggregate Bond Index2 posted its largest loss ever at -13.01% for the period.
There appeared to be few safe harbors for investors during the period as the Fed began the year signaling its determination to combat rising prices—beginning with a quarter-percent increase in the federal funds rate in March 2022. In subsequent months, as inflation skyrocketed to a 9.1% peak annual rate in June 2022, the Fed responded with four three-quarter-percent hikes between June and November 2022.
At various times during the period, markets attempted to rally in response to even the slightest hint that moderating inflation might provide the Fed with a reason to pause its rate-hike campaign. This was especially the case during the mid-summer months when stocks briefly surged from their June 2022 lows—only to see those gains erased after statements from Fed chair Jerome Powell making it clear that rates would instead keep on rising higher for longer.
Another important challenge to markets earlier in the period came in February 2022 when Russia invaded Ukraine, a decision that continues to threaten global security and strain worldwide food and energy supplies. The soaring gasoline prices spurred by the invasion were a major contributor to the inflationary spiral that peaked in the summer months.
In spite of the year-long economic turbulence, the nation’s employment picture remained surprisingly strong as labor shortages in key economic sectors continued to prop up job and wage growth. By the end of the period, the continued strength in labor markets provided something of a conundrum for Fed policymakers, who had hoped their interest-rate hiking campaign would have had a more measurable impact on inflation. The apparent resilience of the economy continued to underscore the risks for the Fed’s goal of bringing inflation to heel without sparking a recession sometime in 2023.
As the new year unfolds, recession concerns are likely to grow while corporate earnings will likely be carefully scrutinized. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford HLS Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford HLS Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	Bloomberg US Aggregate Bond Index is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford HLS Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio Manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class IA shares. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Balanced HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 03/31/1983 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-13.42%	6.11%	8.19%
Class IB	-13.66%	5.84%	7.92%
60% S&P 500 Index/ 35% Bloomberg US Government/Credit Bond Index/5% ICE BofA US 3-Month Treasury Bill Index[1]	-15.29%	6.10%	8.11%
S&P 500 Index	-18.11%	9.42%	12.56%
Bloomberg US Government/Credit Bond Index	-13.58%	0.21%	1.16%
ICE BofA US 3-Month Treasury Bill Index	1.45%	1.26%	0.76%

[1]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.65% and 0.90%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

2

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Loren L. Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Balanced HLS Fund returned -13.42% for the twelve-month period ended December 31, 2022, outperforming the Fund’s blended benchmark, which is comprised of 60% S&P 500 Index/ 35% Bloomberg US Government/Credit Bond Index/ 5% ICE BofA US 3-Month Treasury Bill Index, which returned -15.29% for the same period. Individually, the S&P 500 Index, Bloomberg US Government/Credit Bond Index, and ICE BofA US 3-Month Treasury Bill Index returned -18.11%, -13.58%, and 1.45%, respectively, during the period. For the same period, the Class IA shares of the Fund also outperformed the -15.30% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell during the twelve-month period ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities fell during the first quarter of 2022, registering their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter of 2022. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter of 2022 as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
During the twelve-month period, two of the eleven sectors within the S&P 500 Index ― the Energy (+66%) and Utilities (+2%) sectors posted positive results; conversely, the Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-28%) sectors performed the worst.
Broad fixed-income markets largely generated negative total returns over the trailing twelve-month period, driven by rising U.S. Treasury yields.
Government bond yields moved sharply higher following ongoing monetary policy tightening intentions in response to persistent inflation pressures. U.S. labor-market strength persisted while housing market resilience was tested by surging mortgage rates, lack of inventory, and home-price appreciation. Central banks across most developed markets reinforced their intentions to tighten monetary policy and expressed a willingness to keep policy in restrictive territory, even in the face of slower economic growth and weaker labor markets.
During the period, asset allocation decisions detracted from the Fund’s performance relative to the blended benchmark. The Fund was generally overweight equities and underweight fixed income and cash relative to the blended benchmark. The equity portion of the Fund outperformed the S&P 500 Index, while the fixed-income portion of the Fund underperformed the Bloomberg US Government/Credit Bond Index.
Equity outperformance versus the S&P 500 Index was driven by security selection during the period. Strong selection within the Consumer Discretionary, Financials, and Healthcare sectors was partially offset by weak selection in the Materials and Energy sectors. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance due to the Fund’s underweight allocations to the Consumer Discretionary and

3

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Information Technology sectors, along with an overweight to the Healthcare sector. This was partially offset by the Fund’s underweights to the Energy and Consumer Staples sectors.
From a security perspective, within the equity portion of the Fund, not holding benchmark constituents Amazon.com (Consumer Discretionary) and Tesla (Consumer Discretionary), as well as an overweight position in Eli Lilly (Healthcare), were the top contributors to relative performance during the period. Shares of Amazon.com fell over the period after the company reported disappointing quarterly results that showed a slowing in both its core online retailing business and advertising unit. Tesla’s stock declined due to lower-than-expected production and delivery numbers. Eli Lilly’s shares rose as the company reported notable pipeline achievements, including U.S. Food and Drug Administration (FDA) approval for Tirzepatide, a type II diabetes treatment. In addition, Eli Lilly's competitors reported breakthrough trial results for their Alzheimer’s drug, fueling optimism over Eli Lilly’s drug Donanemab, which also targets removing the amyloid beta protein to slow disease progression.
Top detractors from relative performance within the equity portion of the Fund during the period included Meta Platforms (Communication Services) and not holding benchmark constituents Exxon Mobil (Energy) and Chevron (Energy). Meta Platforms, along with other social media stocks, faced challenges to its growth stemming from a decline in digital advertising spending and a more stringent regulatory environment. Meta’s announced decision to maintain exceptionally high spending on the Metaverse with an increase in forecasted operating losses in 2023 also furthered concerns around the company’s capital discipline and governance oversight. Both Exxon Mobil and Chevron’s stocks benefited from strong momentum within the Energy sector as oil prices spiked due to a steep supply/demand imbalance.
The fixed-income portion of the Fund underperformed the Bloomberg US Government/Credit Bond Index during the period. Security selection within investment-grade corporate credit was the primary driver of relative underperformance, particularly on account of issuers within the Industrials and Financials sectors. An overweight to and security selection within the Utilities sector was additive to performance over the period. Within non-corporate credit, an overweight to and security selection within taxable municipal bonds detracted from relative performance over the period. Additionally, out-of-benchmark allocations to commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), and non-agency residential mortgage-backed securities (RMBS) had a negative impact on relative performance. Conversely, an out-of-benchmark exposure to agency mortgage-backed securities (agency MBS) contributed positively to relative performance during the period. Duration and yield curve positioning had a positive impact on relative performance over the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Our aim is to consistently mitigate downside risk for the Fund over a market cycle. As of the end of the period, we have been trimming back and eliminating some exposures that have outperformed in favor of more reasonably valued opportunities elsewhere. We stress-test the Fund even in the best of times, and continue to stress-test extreme scenarios and remain vigilant around any balance-sheet risks.
In the equity allocation of the Fund, as of the end of the period, we continue to focus on seeking high-quality businesses that we believe have attractive valuation and capital returns. We take a balanced approach to portfolio construction—not leaning too heavily on any one scenario—and we always strive to upgrade the quality of the positions within the Fund. Within equities, the Fund ended the period with its largest overweight in the Financials sector and the largest underweight in the Energy sector.
On the fixed-income side, we believe credit fundamentals are strong but have likely peaked. While financial conditions tightened meaningfully in 2022, we believe their impacts are only beginning to be felt. We believe corporate fundamentals are likely to deteriorate in the quarters ahead as sustained inflation pressures margins and if/when demand wanes. We expect the evolving macroeconomic landscape will result in more fundamental and performance dispersion, which we believe may create better security selection opportunities. As of the end of the period, our primary focus on fundamentals is the impact of persistent cost inflation (particularly labor) on free cash flow generation. As of the end of the period, we have reduced exposure to more cyclical issuers that we feel will have difficulty generating positive free cash flow in a recessionary environment, as well as to issuers operating with more levered balance sheets that we believe will be more substantially impacted by higher borrowing costs. We have also been more cautious on companies that we believe are mostly directly exposed to commodity cost inflation. From a sector perspective, as of the end of the period, we have increased our positions in the Utilities sector and in some parts of the Insurance sector where we view valuations as attractive. In terms of non-corporate credit, we remain positive on taxable municipals as we think this sector still provides diversification and a broad selection of high-quality issuers that have benefited from fiscal support, although we are more cautious on the not-for-profit hospital sector given continued operating challenges. On a rating basis, we have reduced the Fund’s exposure to the BBB rated cohort of the market as of the end of the period and remain focused on investing in companies with defensive operating profiles and balance sheets that we believe will be able to weather a more difficult operating environment in 2023.
As of the end of the period, the Fund holds a slight out-of-benchmark allocation to agency MBS as we believe it may serve as a source of liquidity to rotate the Fund’s portfolio into credit when the opportunities present themselves. As of the end of the period, the Fund also holds out-of-benchmark allocations to high-quality securitized sectors such as ABS, CMBS, and non-agency RMBS. We are more cautious on certain securitized sectors, and this has been an area of reduced exposure during the period as the Fund has focused on more liquid areas of the fixed-income markets.
4

Hartford Balanced HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Security Type(1)
as of 12/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	64.6%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	1.2%
Corporate Bonds	12.3
Foreign Government Obligations	0.1
Municipal Bonds	0.7
U.S. Government Agencies(2)	0.9
U.S. Government Securities	19.0
Total	34.2%
Short-Term Investments	0.9
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2022.
5

Hartford Capital Appreciation HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 04/02/1984 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-15.30%	7.68%	10.89%
Class IB	-15.50%	7.41%	10.62%
Class IC	-15.71%	7.15%	10.34%
Russell 3000 Index	-19.21%	8.79%	12.13%
S&P 500 Index	-18.11%	9.42%	12.56%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 04/30/2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.67%, 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

6

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Capital Appreciation HLS Fund returned -15.30% for the twelve-month period ended December 31, 2022, outperforming its primary benchmark, the Russell 3000 Index, which returned -19.21% for the same period, and its secondary benchmark, the S&P 500 Index, which returned -18.11% for the same period. For the same period, the Class IA shares of the Fund outperformed the -18.04% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, posted negative results over the trailing twelve-month period ended December 31, 2022. In the first quarter of 2022, U.S. equities registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. In March 2022, the Fed raised interest rates by 0.25%, lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 gross domestic product (GDP) growth forecast to 2.8%.
In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts, as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate increases to 0.75% in June 2022, following an increase of 0.50% in May 2022.
In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 0.75% in September 2022— the third straight increase of this magnitude.
U.S. equities rallied in the fourth quarter of 2022. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%. However, the Fed’s Summary of Economic Projections in December 2022 indicated that outlook was more inclined to tighter monetary conditions when compared to its September 2022 forecast.
Returns varied by market cap during the period; mid-cap equities, as measured by the S&P MidCap 400 Index, outperformed large-cap equities, as measured by the S&P 500 Index, while small-cap equities, as measured by the Russell 2000 Index, underperformed large-cap equities, as measured by the S&P 500 Index. Nine of eleven sectors in the Russell 3000 Index had negative returns during the period. The Communication Services (-40%), Consumer Discretionary (-36%), and Information Technology (-30%) sectors were the worst performers.
Security selection was the driver of the Fund’s outperformance relative to the Russell 3000 Index during the period. Strong stock selection in the Consumer Discretionary, Industrials, Financials, and Consumer Staples sectors was only partially offset by weaker selection in the Healthcare and Information Technology sectors during the period. Sector allocation, a residual of the bottom-up security selection process, was a modest detractor from relative performance during the period. An underweight exposure to the Energy sector detracted most from Fund performance and was only partially offset by an underweight exposure to the Information Technology sector, which contributed positively during the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor exposures detracted marginally from performance during the period, driven by the Fund’s underweight exposure to value names and higher momentum names and its positive exposure to names with higher residual volatility relative to the Russell 3000 Index. This was partially offset by the positive impact of the Fund’s underweight exposure to higher-beta names and its overweight exposure to mid-cap names relative to the Russell 3000 Index.
The largest contributors to performance over the period relative to the Russell 3000 Index were an underweight exposure to Tesla (Consumer Discretionary), and the overweight exposures to Chubb (Financials)

7

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

and Northrop Grumman (Industrials). Tesla is an American multinational automotive and clean energy company. The stock declined over the period, with growing pains from executive turnover, logistical challenges, and rising commodity prices negatively impacting the company. During the period, we reduced the position in the Fund and the Fund became underweight relative to the benchmark.
Chubb is an American property and casualty insurance company. Shares of Chubb rose during the period on a series of strong earnings announcements. Shares performed particularly well late in the period, as the company announced third-quarter earnings that were above expectations. We maintained the Fund’s overweight position relative to the Russell 3000 Index as of the end of the period.
Northrop Grumman is an American aerospace and defense technology company. The company’s shares ended the period higher along with other defense stocks in response to the Ukraine-Russia conflict. The stock was also bolstered by Germany’s announcement of its plans to increase military strength for the first time in decades by almost doubling its military spending and plans to buy fighter planes made in the U.S. We maintained the Fund’s overweight position relative to the Russell 3000 Index as of the end of the period.
Schlumberger (Energy) and TJX Companies (Consumer Discretionary) were the top contributors to absolute performance for the period.
The largest detractors from performance relative to the Russell 3000 Index during the period were the decision to not hold Exxon Mobil (Energy) and Chevron (Energy), and an out-of-benchmark exposure to Roku (Communication Services). Exxon Mobil and Chevron are both American multinational oil and gas corporations. Shares of both companies rose over the year along with other oil and gas stocks after the U.S. indicated it would ban oil imports from Russia in response to the invasion of Ukraine. Crude oil prices increased on supply fears as concerns arose that U.S. shale may not be enough to offset the loss of Russian barrels; additionally, the industry is dealing with equipment and labor bottlenecks that may lead to supply-cost inflation. Later in the year, both companies benefited following the Organization of the Petroleum-Exporting Countries and its allies (OPEC+) reducing production by 2 million barrels per day in October 2022 while later increasing the quantity in December 2022 by 150,000 barrels per day. The Fund continued to not hold Exxon Mobil and Chevron as of the end of the period.
Roku is an American company that provides digital media players for video streaming. Shares of Roku declined during the period after the company reported weaker earnings results and guidance than expected and saw multiple downgrades. The Fund maintained the out-of-benchmark position as of the end of the period.
Meta Platforms (Communication Services) and Alphabet (Communication Services) were the top absolute detractors from performance during the period.
During the period, the Fund, at times, used derivative instruments such as equity index futures to equitize cash or hedge market risk. During the period, the use of equity index futures detracted from relative performance.
What is the outlook as of the end of the period?
Macroeconomic and geopolitical uncertainties continued to weigh on markets as of the end of the period, and we expect this volatility to persist in 2023. As ever, we remain mindful of the evolving risks facing different equity factors, and seek to create a portfolio of diversified styles and philosophies.
As of the end of the period, the Fund maintained structural exposure to sleeve managers that use a “quality” approach by investing in companies with stable businesses. This is intended to provide a defensive position for the portfolio to seek to offset the risk profiles of growth and value sleeves as the volatility of those factors increases.
Within the growth universe, we are cognizant of the outsized downside risk to areas of heightened speculation. While the Fund saw these speculative companies underperform in 2022, our research shows that risks remain elevated relative to history. We look to the fundamental growth sleeve managers' security selection processes to seek to differentiate companies with strong long-term fundamentals from those that have been caught up in excessive speculation.
In evaluating the value universe, we are aware that the lower-volatility profile value achieved in 2022 is outsized relative to the universe's historical experience, and we do not expect the pattern to continue going forward. Therefore, the Fund is focused on potential risks to value, including the influence of macroeconomic factors like interest rates and energy prices, and we look to the value sleeve managers to seek out companies with the potential for fundamental mean-reversion (e.g. low valuations relative to fundamentals). As allocators, there is a keen focus on risk management, and we seek to balance risks in the portfolio across value, growth, and quality sleeve managers such that security selection drives results.
At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Healthcare sectors, while the largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks are generally greater for investments in emerging markets. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
8

Hartford Capital Appreciation HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.1%
Consumer Discretionary	12.0
Consumer Staples	7.0
Energy	3.4
Financials	13.4
Health Care	17.5
Industrials	10.4
Information Technology	18.6
Materials	4.9
Real Estate	2.6
Utilities	2.3
Total	98.2%
Short-Term Investments	0.9
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Disciplined Equity HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 05/29/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-18.96%	9.56%	13.12%
Class IB	-19.20%	9.28%	12.83%
Class IC	-19.40%	9.01%	12.56%
S&P 500 Index	-18.11%	9.42%	12.56%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class IC shares commenced operations on 09/18/2020. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares, Class IB shares and Class IC shares were 0.60%, 0.85% and 1.10%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

10

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned -18.96% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the S&P 500 Index, which returned -18.11% for the same period. For the same period, the Class IA shares of the Fund underperformed the -18.20% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell during the twelve-month period ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter of 2022. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices.
U.S. equities fell in the third quarter of 2022 as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
Returns varied by market cap, as large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap stocks, as measured by the S&P MidCap 400 Index, and outperformed small-cap stocks, as measured by the Russell 2000 Index. During the twelve-month period, nine out of eleven sectors within the S&P 500 Index fell, with the Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-28%) sectors performing worst. Energy (+66%) was the top-performing sector during the period.
Security selection was the primary driver of the Fund’s performance relative to the S&P 500 Index. Selection within the Communication Services, Real Estate, and Materials sectors detracted most from performance, while selection within the Consumer Discretionary, Information Technology, and Industrials sectors were the largest contributors to performance. Sector allocation, which is a residual of our bottom-up security selection process, contributed positively to relative performance during the period. The Fund’s overweight positions in the Healthcare and Industrials sectors as well as an underweight position in the Consumer Discretionary sector were the largest contributors. This was partially offset by underweight allocations to both the Energy and Materials sectors.
Top detractors from performance relative to the S&P 500 Index over the period were not owning benchmark constituents Exxon Mobil (Energy) and Chevron (Energy), as well as poor timing in holding Netflix (Communication Services). Shares of Exxon Mobil advanced during the period following the Organization of the Petroleum-Exporting Countries and its allies (OPEC+) reducing production by 2 million barrels per day in October 2022 while later increasing the quantity in December 2022 by 150,000 barrels per day. Exxon Mobil also reported record profits for the third quarter, boosted by the surge in oil and natural gas prices. Shares of Chevron rose over the period after reporting higher-than-expected third-quarter earnings. Chevron’s liquefied natural gas business was strong. Elevated oil and natural gas prices were also a key factor in Exxon Mobil's and Chevron's performance. The share price of Netflix declined over the period after the company announced first-quarter earnings where it saw a loss of 200,000 subscribers, marking the first

11

Hartford Disciplined Equity HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

time it had lost subscribers since 2011. The company also warned that it expected to lose 2 million subscribers in the second quarter of 2023 as new passwords sharing restrictions are introduced. We eliminated the Fund’s position in Netflix during the period.
The largest contributors to relative performance over the period were an overweight holding in EOG Resources (Energy), an underweight holding in Tesla (Consumer Discretionary), and an overweight holding in Eli Lilly (Healthcare). Shares of EOG Resources rose along with other oil stocks after OPEC+ announced plans to cut production by 2 million barrels per day, marking the biggest cut since late 2019. Shares of Tesla fell over the period after the company reported lower-than-expected third-quarter production and delivery numbers. Tesla reported 343,000 total deliveries and 365,000 vehicles produced during the quarter. The company also announced a 20% output cut of the Model Y at their Shanghai plant along with growing pains from executive turnover, logistical challenges, and rising commodity prices. Eli Lilly shares rose after Eisai and Biogen reported breakthrough trial results for their Alzheimer’s drugs. The news about these trials was welcome for Eli Lilly’s drug donanemab, which also targets removing the amyloid beta protein to slow disease progression. Donanemab’s readout is slated for the second quarter of 2023. The U.S. Food and Drug Administration (FDA) also approved the company's oral lung cancer drug, Retevmo, for certain adult patients with solid tumors with a specific genetic makeup.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
U.S. equity markets ended a tumultuous year with positive performance at the end of the period. As we look ahead, we believe the macroeconomic environment continues to have an outsized influence on market behavior. We anticipate volatility will remain high, exaggerated by the next macroeconomic datapoint, interest-rate signal, or geopolitical event. As bottom-up investors, we remain disciplined regarding our philosophy. We continue to try to minimize downside risks while seeking longer-term upside potential.
At the end of the period, the Fund’s largest overweights were to the Healthcare, Industrials, and Utilities sectors, while the Fund’s largest underweights were to the Communication Services, Materials, and Energy sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.4%
Consumer Discretionary	9.3
Consumer Staples	7.6
Energy	3.8
Financials	12.0
Health Care	18.5
Industrials	10.5
Information Technology	25.3
Materials	1.1
Real Estate	1.7
Utilities	3.7
Total	98.9%
Short-Term Investments	0.5
Other Assets & Liabilities	0.6
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
12

Hartford Dividend and Growth HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 03/09/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-8.93%	9.54%	12.19%
Class IB	-9.15%	9.27%	11.91%
S&P 500 Index	-18.11%	9.42%	12.56%
Russell 1000 Value Index	-7.54%	6.67%	10.29%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.66% and 0.91%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

13

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Dividend and Growth HLS Fund returned -8.93% for the twelve-month period ended December 31, 2022, outperforming its primary benchmark, the S&P 500 Index, which returned -18.11% for the same period, and underperforming its secondary benchmark, the Russell 1000 Value Index, which returned -7.54% for the same period. For the same period, the Fund underperformed the -7.41% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
In the first quarter of 2022, United States (U.S.) equities, as measured by the S&P 500 Index, registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. In March 2022, the Fed raised interest rates by 0.25%, lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 gross domestic product (GDP) growth forecast to 2.8%.
In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts, as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate increases to 0.75% in June 2022, following an increase of 0.50% in May 2022.
In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 0.75% in September 2022— the third straight increase of this magnitude.
U.S. equities rallied in the fourth quarter of 2022. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%. However, the Fed’s Summary of Economic Projections in December 2022 indicated that outlook was more inclined to tighter monetary conditions when compared to its September 2022 forecast.
Returns varied by market cap, as mid-cap stocks, measured by the S&P MidCap 400 Index, outperformed large-cap and small-cap stocks, as measured by the S&P 500 Index and Russell 2000 Index, respectively. During the twelve-month period, nine out of eleven sectors within the S&P 500 Index posted negative returns, led by the Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-28%) sectors. Conversely, the Energy (66%) and Utilities (2%) sectors performed best.
Security selection was the primary driver of the Fund’s outperformance relative to the S&P 500 Index over the period. Strong selection within the Consumer Discretionary, Financials, and Communication Services sectors was partially offset by weaker selection within the Energy, Materials, and Consumer Staples sectors during the period. Sector allocation, a result of the bottom-up stock selection process, also added to relative returns during the period. Underweight allocations to the Consumer Discretionary and Information Technology sectors as well as an overweight to the Financials sector contributed positively to relative performance but was marginally offset by an overweight to the Real Estate sector.
Top contributors to performance relative to the S&P 500 Index over the period included lack of exposure to benchmark constituents Amazon.com (Consumer Discretionary), Tesla (Consumer Discretionary), and Meta Platforms (Communications Services). Shares of Amazon.com ended the period lower after the e-commerce giant reported third-quarter results that missed consensus estimates and issued a disappointing fourth-quarter revenue forecast. The company is confronting soaring inflation, rising interest rates and a slowdown in its core retail business as customers return to stores. Shares of Tesla fell over the period after the company reported lower-than-expected third-quarter production and delivery numbers. Tesla reported 343,000 total deliveries and 365,000 vehicles produced during the quarter. The company also announced a 20% output cut of the Model Y at their Shanghai plant along with growing pains from executive turnover, logistical challenges, and rising commodity prices. The share price of Meta Platforms, a U.S.-based social networking operator, fell after management released disappointing third quarter

14

Hartford Dividend and Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

2022 results and weak near-term guidance. The company reported a decline in quarterly revenues for the second consecutive quarter with the most recent figure down more than 4% year over year. Additionally, the company’s overall net income fell 52% to $4.4 billion.
The Fund’s top detractor from performance relative to S&P 500 Index during the period was the lack of allocation to benchmark constituent Exxon Mobil (Energy). Returns relative to the S&P 500 Index were also held back by the overweights to Fidelity National Information Services (Information Technology) and Baxter International (Healthcare). Shares of Exxon Mobil advanced during the period following Organization of the Petroleum-Exporting Countries and its allies (OPEC+) reducing production by 2 million barrels per day in October 2022 while later increasing the quantity in December 2022 by 150,000 barrels per day. Exxon Mobil also reported record profits for the third quarter, boosted by the surge in oil and natural gas prices. Shares of payments company Fidelity National Information Services (FIS) fell during the period. The company reported third-quarter results that missed expectations and management cut its full-year forecast. FIS announced a cost-cutting program as it cut full-year revenue and profit guidance to reflect changes in the macroeconomic environment. The Fund maintained an overweight position in FIS as of the end of the period. Shares of Baxter International declined during the period. Management continued to emphasize the uncertainties Baxter faces due to COVID. Baxter is a U.S. based Healthcare products company with global reach. The Fund initiated a position in Baxter over the period and continued to build the position through the year as valuations came down, driven by increasing input costs and supply-chain challenges.
The Fund did not utilize derivatives during the period.
What is the outlook as of the end of the period?
Market volatility persisted as of the end of the period; however, U.S. equities ended the period higher as a perceived pivot in Fed policy boosted investor sentiment and consumer confidence. Despite recent market strength, we do not anticipate that the Fed will reverse its policy stance in the near term, nor are we ruling out the potential for additional meaningful interest-rate increases. In our view, market volatility continues to be driven by a steady state of macroeconomic cross-currents ranging from supply chain bottlenecks to Russia’s invasion of Ukraine. In the current environment, we are seeking to avoid taking undue risk by focusing on long-term value creation potential and predictable ranges of outcomes.
We continue to anticipate negative impacts from inflationary pressures and restrictive monetary policy as of the end of the period. The Fund remains positioned for persistent inflation and decelerating growth by focusing on companies that we believe have balance-sheet strength, sustainable and growing cash flows, and high-quality management teams. Earnings have come down over the last year but remain elevated compared to long-term averages, in our view. We expect companies to struggle to maintain margins in a contracting economy; therefore, most of the Fund’s portfolio is invested in companies that play a more defensive role in the portfolio and that we believe may help mitigate downside risk in the event of a potential recession.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.8%
Consumer Discretionary	5.7
Consumer Staples	6.4
Energy	5.5
Financials	17.8
Health Care	18.2
Industrials	7.5
Information Technology	17.4
Materials	3.6
Real Estate	3.8
Utilities	4.8
Total	98.5%
Short-Term Investments	0.6
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
15

Hartford Healthcare HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-11.24%	9.40%	14.41%
Class IB	-11.47%	9.13%	14.13%
S&P Composite 1500 Health Care Index	-3.31%	12.27%	15.09%
S&P 500 Index	-18.11%	9.42%	12.56%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.92% and 1.17%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

16

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Ann C. Gallo*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, CFA, PhD
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Ms. Gallo will no longer serve as a portfolio manager to the Fund. Ms. Gallo will transition her portfolio management responsibilities for the Fund to Messrs. Khtikian and Mujtaba.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Healthcare HLS Fund returned -11.24% for the twelve-month period ended December 31, 2022, underperforming the S&P Composite 1500 Health Care Index, which returned -3.31% for the same period, while outperforming the S&P 500 Index, which returned -18.11% for the same period. For the same period, the Class IA shares of the Fund outperformed the -12.95% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) healthcare equities returned -3.31% for the period as measured by the S&P Composite 1500 Health Care Index, outperforming both the broader U.S. equity market, which returned -18.11% as measured by the S&P 500 Index, and the global equity market, which returned -17.73% during the period, as measured by the MSCI World Index. Within the S&P Composite 1500 Health Care Index, small-cap biopharma returned -34%, medical technology returned -22%, mid-cap biopharma returned 1%, healthcare services returned 2%, and large-cap biopharma returned 12% during the period.
The Fund underperformed the S& P Composite 1500 Health Care Index over the period, which was due primarily to unfavorable security selection decisions. Security selection was weakest in healthcare services, mid-cap biopharma, and large-cap biopharma, while selection in small-cap biopharma was strongest. Sector allocation also detracted from the Fund’s performance relative to the S&P Composite 1500 Health Care Index. The Fund’s underweight to large-cap biopharma and overweight to small-cap biopharma detracted from relative results during the period. This was partially offset by positive results from an underweight to medical technology and overweight to mid-cap biopharma.
Merck & Co. (large-cap biopharma), AbbVie (large-cap biopharma), and Syneos Health (healthcare services) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Not holding a position in Merck & Co. for most of the period weighed on performance as shares rose on the back of management delivering solid earnings results that beat expectations early in the year and raising guidance around their key oncology products, Keytruda and Gardasil. More recently, the company announced positive phase 3 data for sotatercept, a drug for pulmonary arterial hypertension that was added to Merck’s pipeline through its acquisition of Acceleron Pharma. The study achieved its primary endpoint of showing significant improvement in exercise capacity, as measured by six-minute walk distance. Not owning AbbVie, a constituent of the S&P Composite 1500 Health Care Index, detracted from relative performance, as shares continued to rise through the first quarter of 2022 on the back of the U.S. Food and Drug Administration (FDA) approval of RINVOQ for the treatment of adults with active psoriatic arthritis who have had an inadequate response or intolerance to one or more TNF inhibitors. AbbVie's launches have done well in the marketplace, allaying some of the concerns about the upcoming biosimilar competition for its largest franchise, Humira. Additionally, in an environment with rising interest rates, heightened geopolitical risk, and fears around slowing a global growth rate, large-cap pharma was seen as a safe haven for investors and lack of ownership in some of these mega-cap names, including Merck and AbbVie, weighed on relative results. Shares of Syneos Health declined after reporting disappointing quarterly results throughout the period, driven by

17

Hartford Healthcare HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

weaker-than-expected net new business and book-to-bill ratios. The company cited macroeconomic driven challenges including decision delays, slowdown in awards from small/mid-cap companies, and a decline in repeat business. Edwards Lifesciences, Zoetis, and Syneos Health were the top absolute detractors from the Fund’s performance during the period.
Eli Lilly (large-cap biopharma), Abbott Laboratories (medical technology), and Thermo Fisher Scientific (medical technology) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Eli Lilly rose after the company reported strong first-quarter earnings results, but more importantly received FDA approval for its drug, tirzepatide, for the treatment of type 2 diabetes. Compelling pivotal data in the setting of non-diabetic obesity during the second quarter also underscored the long-term value of this drug. More recently, Eli Lilly's stock benefited from positive results in Eisai’s Alzheimer’s phase 3 trial, which raised hopes for other anti-amyloid drugs including Eli Lilly’s drug donanemab. Not owning Abbott Laboratories for the majority of the period was a positive contributor to performance, as shares underperformed during the period. Shares of Abbott Laboratories have been pressured as the company has faced short-term challenges, including declines in COVID-19 testing demand as well as a voluntarily recall of several baby powder formulas in February, including various Similac, Alimentum, and EleCare branded product. We initiated the Fund’s position in Abbott Laboratories in October 2022. Not owning Thermo Fisher Scientific contributed positively to performance as shares underperformed during the period. Despite reporting solid earnings throughout the year, shares of Thermo Fisher Scientific fell on concerns of fading COVID-19 testing volumes. Top absolute contributors to performance during the period included Eli Lilly, Bristol-Myers Squibb, and UnitedHealth Group.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have a positive outlook across the Healthcare opportunity set. Groundbreaking innovation, supportive valuations, and business models that are positioned to show resilience through the cycle may benefit long-term investors in this sector, in our view.
Within biopharma, we continue to find what we consider to be a rich environment for innovation. We anticipate continued developments in disease areas such as Alzheimer’s disease, metabolic diseases, and cancer, as well as for companies discovering drugs using new modalities such as messenger RNA, RNA interference, and gene therapy. Aside from groundbreaking innovation, we expect the fundamental backdrop and resilient earnings of large-cap biopharma to be supportive in a potential recessionary environment. Furthermore, we believe valuations remain attractive relative to history, and key clinical readouts in the year ahead could create an abundance of opportunities.
We are just as enthusiastic about medical technology, where we observe that innovative pipelines have never been stronger, in our view. We expect more attractive medical device categories will see growth accelerate at a faster pace over the next decade. These include advances in new diabetes devices, TAVR and mitral valve therapies, and genetic sequencing. In the coming years, we believe many firms will grow their addressable market through geographic expansion, new technologies, and the use of existing products to treat new patient populations. Looking ahead, we expect that differentiated pipelines may matter more as we move into this endemic COVID-19 phase.
Lastly, we believe healthcare services companies remain well-positioned to help solve the societal challenge of rising healthcare costs, and we believe some will benefit from the ongoing transition from a fee-for-service to a fee-for-value care system. We expect the strength of managed care business models to shine given the stability of the U.S. health insurance market, as well as a boost from a higher-interest-rate environment. Furthermore, we are finding attractive opportunities among companies that are focused on improving patient outcomes while reining in costs.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly product approval process by government agencies, potential product obsolescence, rising cost of medical products and services and volatility risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 12/31/2022
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	14.9%
Health Care Equipment & Supplies	17.9
Health Care Providers & Services	23.1
Life Sciences Tools & Services	10.8
Pharmaceuticals	31.6
Total	98.3%
Short-Term Investments	0.7
Other Assets & Liabilities	1.0
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
18

Hartford International Opportunities HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 07/02/1990 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-18.14%	1.78%	5.13%
Class IB	-18.32%	1.53%	4.87%
MSCI ACWI ex USA Index (Net)	-16.00%	0.88%	3.80%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.74% and 0.99%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

19

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford International Opportunities HLS Fund returned -18.14% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the MSCI ACWI ex USA Index (Net), which returned -16.00% for the same period. For the same period, the Class IA shares of the Fund outperformed the -22.05% average return of the Lipper International Large-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended December 31, 2022, international equities fell -16.00% as measured by the MSCI ACWI ex USA Index (Net). International equities declined during the period as markets were rattled by slowing global economic growth, increased inflation, rising interest rates, and COVID-19 resurgences in some countries. Equities opened the period lower as volatility spiked sharply, driven by rising geopolitical instability and tighter monetary policy to address accelerating inflation. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities. Risk sentiment plunged in the second quarter of 2022, as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) hiking interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
Within the MSCI ACWI ex USA Index (Net), ten of the eleven sectors posted negative returns during the period; the Information Technology (-34%), Consumer Discretionary (-22%), and Communication services (-21%) sectors posted the largest losses. Conversely, the Energy (+9%) sector rose over the period.
Security selection detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period. Weak security selection in the Real Estate, Financials, and Communication Services sectors detracted from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net), while stronger selection in the Energy, Utilities, and Materials sectors contributed positively to performance during the period. Sector allocation, a result of our bottom-up security selection process, contributed positively to relative performance during the period. The Fund’s overweights to the Energy and Materials sectors as well as an underweight to the Communication Services sector benefited results, while underweights to the Financials and Consumer Discretionary sectors detracted from performance during the period. On a regional basis, security selection was weakest within Developed Asia Pacific ex Japan and Japan for the period.
Top detractors to the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Fastighets AB Balder (Real Estate), Intermediate Capital Group (Financials), and Lonza Group (Healthcare). Shares of Swedish real estate investment trust (REIT) Fastighets AB Balder fell over the period amid a sharp slowdown in commercial property transactions in the region. Riksbank, the central bank of Sweden, warned that property companies could see their portfolios drop and violate the terms of their credit agreements as rising interest rates start eating into profits. Shares of asset manager Intermediate Capital Group ended the period lower. United Kingdom (U.K.) stocks faced pressure as the Bank of England voted to raise its base interest rate, stating that the U.K. economy was already in a recession and forecasting that gross domestic product (GDP) would contract by 0.3% in 2023. We eliminated the Fund’s position in Fastighets AB Balder as well as Intermediate Capital Group during the period. Shares of Lonza Group, a Swiss pharmaceutical company, declined after MilliporeSigma, a life science business of Merck, announced it would be acquiring Lonza’s MAST (modular automated sampling technology) platform. The platform is designed to advance bioprocessing capabilities for more efficient and cost-effective drug manufacturing.
Cenovus Energy (Energy), Shell (Energy), and MUFG (Financials) were among the top contributors to performance relative to the MSCI ACWI ex USA Index (Net) during the period. Shares of Cenovus Energy rose after the company reported first-quarter earnings that beat analyst estimates and nearly tripled its dividend. In June 2022, the company announced that it would buy British Petrol’s 50% stake in the Sunrise oil sands project in northern Alberta, as the Canadian energy company strengthens its position in the oil sands industry. Shares of Shell advanced during the period after the oil and gas conglomerate reported adjusted profit for the fourth quarter that beat

20

Hartford International Opportunities HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

consensus estimates. Shell also announced a share repurchase program to buy back $8.5 billion worth of its own shares during the first half of 2022 using proceeds from its Permian divestment and capital allocation framework. Shares of MUFG, a Japanese bank, rose over the period after the Bank of Japan unexpectedly broadened their yield curve control tolerance range. Higher government bond yields mean banks and insurers can charge higher interest rates on commercial loans and earn better yields from bonds and other financial investments.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe market volatility will remain high, exaggerated by the next macro datapoint, interest rate signal, or geopolitical event. This makes for a ripe stock picking landscape, in our view, where we are looking to take advantage of stock mispricings that fit within our philosophy and process. We believe macroeconomic factors that have driven markets over the past year may continue to have a significant impact. Interest rates may stay higher for longer than anticipated given the resilient labor market in the U.S. This could create a more challenging environment for long-duration growth assets, in our view, and warrants a higher bar for inclusion of those names. We believe inflation may stabilize but will likely remain elevated versus history. We believe this will create a better backdrop for real assets, infrastructure, and other cyclical companies, and we have added some names in those areas as of the end of the period. From a regional perspective, China continues to face challenges with Covid cases on the rise across the country after the government loosened its zero-Covid restrictions. If we look past the potential near-term weakness, we believe there are compelling opportunities in this space. Lastly, we believe the supply/demand imbalance in the commodity space, presents longer term structural opportunities in the Energy and Materials sectors.
At the end of the period, the Fund’s largest overweights were in the Healthcare and Industrials sectors relative to the MSCI ACWI ex USA Index (Net), while the Fund’s largest underweights were to the Communications Services and Information Technology sectors. From a regional perspective, the Fund’s largest overweights were to the U.K. and Developed EU & Middle East ex U.K., and the Fund was most underweight to Emerging Markets, relative to the MSCI ACWI ex USA Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs. • To the extent the Fund focuses on one or more sectors, geographic regions or countries, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.1%
Consumer Discretionary	13.0
Consumer Staples	7.6
Energy	7.6
Financials	18.7
Health Care	13.1
Industrials	14.1
Information Technology	7.3
Materials	8.9
Real Estate	0.8
Utilities	4.5
Total	97.7%
Short-Term Investments	0.8
Other Assets & Liabilities	1.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
21

Hartford MidCap HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 07/14/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-24.30%	5.06%	10.93%
Class IB	-24.46%	4.80%	10.66%
S&P MidCap 400 Index	-13.06%	6.71%	10.78%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.69% and 0.94%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

22

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford MidCap HLS Fund returned -24.30% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the S&P MidCap 400 Index, which returned -13.06% for the same period. For the same period, the Class IA shares of the Fund outperformed the -27.79% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the Russell 3000 Index, posted negative results over the trailing twelve-month period ended December 31, 2022. In the first quarter of 2022, U.S. equities registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. In March 2022, the Fed raised interest rates by 0.25%, lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 gross domestic product (GDP) growth forecast to 2.8%.
In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts, as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate increases to 0.75% in June 2022, following an increase of 0.50% in May 2022.
In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 0.75% in September 2022— the third straight increase of this magnitude.
U.S. equities rallied in the fourth quarter of 2022. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
Returns during the period varied by market cap. Mid-cap stocks, as measured by the S&P MidCap 400 Index, outperformed large-cap and small-cap stocks, as measured by the S&P 500 Index and the Russell 2000 Index, respectively. Within the S& P MidCap 400 Index, nine out of the eleven sectors posted negative returns during the period. The Real Estate (-26%), Communication Discretionary (-21%), and Information Technology (-20%) sectors performed the worst, while the Energy (+36%), Utilities (+1%), and Consumer Staples (-1%) sectors performed the best.
The Fund underperformed the S& P MidCap 400 Index during the twelve-month period primarily due to negative security selection. Selection effects were particularly weak within the Information Technology, Consumer Discretionary, and Communication Services sectors. This was partially offset by strong selection in the Materials and Consumer Staples sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Information Technology and Healthcare sectors and an underweight to the Energy sector during the period, which was partially offset by underweights to the Real Estate and Consumer Discretionary sectors, which contributed positively to performance.
Top detractors from the Fund’s performance relative to the S&P MidCap 400 Index during the period included Synaptics (Information Technology), Cable One (Communication Services), and F5 (Information Technology). Shares of Synaptics, a human interface solutions provider, fell over the period despite the company reporting in-line fiscal fourth-quarter results. Management lowered first-quarter revenue guidance below expectations as consumer-facing challenges across mobile, PC, and internet of things segments have weighed on demand and limited visibility for future quarters. Shares of Cable One declined during the period after the broadband communications provider reported second-quarter results that fell short of Wall Street expectations.

23

Hartford MidCap HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Top contributors to relative performance during the period included Axon Enterprise (Industrials), United Therapeutics (Healthcare), and Wex (Information Technology). Shares of Axon Enterprise rose over the period after the Taser and security technology producer reported third-quarter earnings that were above expectations and raised its full-year outlook, citing robust demand for its mission-critical products. Shares of United Therapeutics increased over the period after the company received U.S. Food and Drug Administration (FDA) approval for Tyvaso DPI, the first dry powder inhaler for the treatment of pulmonary arterial hypertension and pulmonary hypertension associated with interstitial lung disease. Shares of Wex rose after the company reported third-quarter earnings and revenue that beat estimates. Full-year revenue and earnings guidance were both raised at the midpoint of the period, and the company announced a new $675 million share buyback.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe that after years of outperformance from high-growth technology businesses, which has been driven by demand and low interest rates, there is a transition underway in the market and new top performers may emerge. We observe that the fundamental drivers of performance in many of these technology businesses are no longer accelerating. As a result, as of the end of the period, we have been reducing our weight in the Information Technology sector. We reallocated this capital to names in the packaging industry.
Despite strong performance during the period, we believe the Energy sector should remain attractive over the next two to three years. We also have a positive and differentiated view on the transportation industry due to our view that expectations of declining earnings are overstated, fears of a recession are already priced in, and the industry will benefit from an increase in U.S. infrastructure spend. We believe this will be an important theme over the next three to five years.
At the end of the period, the Fund’s largest overweight positions were the Information Technology and Healthcare sectors relative to the S&P MidCap 400 Index, and the Fund’s largest underweights were to the Real Estate and Financials sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	12.1
Consumer Staples	0.1
Energy	6.3
Financials	8.7
Health Care	20.1
Industrials	21.3
Information Technology	22.2
Materials	5.4
Real Estate	1.0
Utilities	1.0
Total	100.0%
Short-Term Investments	1.8
Other Assets & Liabilities	(1.8)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
24

Hartford Small Cap Growth HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 05/02/1994 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-28.46%	3.52%	9.36%
Class IB	-28.64%	3.26%	9.08%
Russell 2000 Growth Index	-26.36%	3.51%	9.20%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.64% and 0.89%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

25

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Small Cap Growth HLS Fund returned -28.46% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the Russell 2000 Growth Index, which returned -26.36% for the same period. For the same period, the Class IA shares of the Fund underperformed the -26.65% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell during the twelve-month period ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter of 2022. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter of 2022 as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap stocks, as measured by the S&P MidCap 400 Index, but outperformed small-cap stocks, as measured by the Russell 2000 Index. Ten of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Real Estate (-41%), Communication Services (-39%), and Information Technology (-34%) sectors fell the most during the period, while the Energy (+37%) sector performed best during the period.
Weak security selection was the primary driver of the Fund’s performance relative to the Russell 2000 Growth Index. Selection was weakest within the Healthcare, Materials, and Communication Services sectors, while selection was strongest in the Real Estate, Industrials, and Consumer Discretionary sectors. Sector allocation, which is a result of the bottom-up security selection process, also detracted from relative performance during the period. This was driven by the Fund’s underweight to the Energy sector and overweights to the Real Estate and Information Technology sectors. An overweight position in the Consumer Staples sector and underweight positions in the Communication Services and Healthcare sectors contributed positively to relative performance during the period.
The top relative detractors from performance during the period were overweight positions in R1 RCM (Healthcare), Omnicell (Healthcare), and Cardlytics (Communication Services). Shares of R1 RCM fell during the period after the company reported third-quarter earnings that missed expectations. Lower incentive fees, payor challenges, and lower operating fees due to weak volumes drove the underperformance. Management also lowered 2022 revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) guidance ranges. The company announced an abrupt Chief Executive Officer (CEO) transition effective January 1, 2023. We eliminated the Fund’s position in R1 RCM over the period. Shares of Omnicell fell during the period as the company delivered disappointing third-quarter results and lowered fourth-quarter and full-year 2022 guidance. Demand for the company’s point of care products was impacted by capital expenditure freezes, labor challenges, and deferred bookings. Shares of Cardlytics, an advertising platform

26

Hartford Small Cap Growth HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

partnering with financial institutions' banking reward programs, fell after the company reported earnings for the second quarter that were below consensus expectations with operating losses that were significantly higher than a year ago. The company has faced challenges from a sharp slowdown in digital advertising demand driven by weakening consumer spending amidst the current macroeconomic backdrop. We eliminated the Fund’s position in Cardlytics over the period.
The top contributors to relative performance during the period were overweight positions in WillScot Mobile (Industrials) and Applied Industrial Technologies (Industrials), and an out of benchmark position in CACI International (Industrials). Shares of WillScot Mobile, a company specializing in modular space and storage solutions, rose during the period after it was announced that the company acquired the rental fleet and assets of Modulease. This acquisition added roughly 400 mobile offices and 100 portable storage containers to the company's New England operation. WillScot Mobile also beat second-quarter revenue expectations driven by strong demand and the implementation of increased rental rates. Shares of Applied Industrial Technologies rose over the period after reporting strong results in the fiscal first quarter. Sales and earnings per share (EPS) hit record first-quarter levels as demand stayed strong. Shares of CACI International rose along with those of other defense contractors, as Russia’s war on Ukraine continued to escalate. However, the company did report fiscal second-quarter earnings that missed expectations and lower organic growth expectations for the fiscal year. Management cited a number of challenges including continued tasking delays, surging COVID-19 cases, and the impact of supply-chain pressures.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe there are increasing indications that inflationary pressures are abating in the goods components of both the consumer price index (CPI) and the personal consumption expenditures index (PCE). In our view, this could mean a clearer path to a gradual slowing in the pace of inflation for housing-related expenses by the second half of 2023. However, the services component of both indicators remains high due to a still-resilient U.S. labor market driving continued upward wage pressure. Accordingly, it appears that the Federal Open Market Committee (FOMC) remains steadfast in its determination to continue to slow the U.S. economy and has indicated that incremental rate hikes should be expected in early 2023. As of the end of the period, the FOMC’s “dot plot” median interest-rate projection has increased from 4.6% to 5.1% for the end of 2023. It is increasingly clear, in our view, that a mild recession is the likely scenario as the Fed seeks to cool wage inflation and bring down both realized inflation and future inflationary expectations.
With the Fed seemingly undertaking efforts to slow growth, companies may feel the impacts of decelerating revenue without relief from wage pressure in early 2023. Thus, we believe a key challenge for and differentiator among companies will be the degree to which they can avoid the resultant margin compression through productivity offsets, innovation, or market share gains.
As we enter 2023, the conflict in Europe is approaching its one-year anniversary without any apparent cessation in sight. Both the preparation ahead for the winter season and milder-than-expected temperatures across the region seem to have spared the continent from the worst-case scenario in terms of heating and energy supply, but much uncertainty remains in the conflict even after this winter has passed.
On the positive side, supply-chain issues which plagued most industries in the preceding two years continue to ease, in our view, providing cost relief and improving visibility. Further, China appears to be relaxing its restrictive COVID-related policies in an effort to revitalize growth and placate an increasingly frustrated populace. We believe this incremental source of demand could help offset the expected frictions from slower growth elsewhere in the world.
At the end of the period, the Fund’s largest overweight positions were to the Industrials, Consumer Discretionary, and Consumer Staples sectors, while the largest underweights were to the Healthcare, Utilities, and Financials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.5%
Consumer Discretionary	12.4
Consumer Staples	5.6
Energy	6.0
Financials	6.1
Health Care	21.0
Industrials	20.3
Information Technology	19.7
Materials	3.7
Real Estate	2.3
Total	98.6%
Short-Term Investments	2.2
Other Assets & Liabilities	(0.8)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
27

Hartford Small Company HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 08/09/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-30.94%	7.43%	10.10%
Class IB	-31.07%	7.17%	9.83%
Russell 2000 Growth Index	-26.36%	3.51%	9.20%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.77% and 1.02%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
The Fund is closed to new investors, subject to certain exceptions. For more information, please see the Fund’s statutory prospectus.

28

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Ranjit Ramachandran, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund. Mr. Angeli will transition his portfolio management responsibilities for the Fund to Mr. Ramachandran.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Small Company HLS Fund returned -30.94% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the Russell 2000 Growth Index, which returned -26.36% for the same period. For the same period, the Class IA shares of the Fund also underperformed the -26.65% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell during the twelve-month period ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter of 2022. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter of 2022 as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
Returns varied by market cap during the period, as large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap stocks, as measured by the S&P MidCap 400 Index, and outperformed small-cap stocks, as measured by the Russell 2000 Index. Ten of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Real Estate (-41%), Communication Services (-39%), and Information Technology (-34%) sectors fell the most during the period, while the Energy (+37%) sector performed best during the period.
Stock selection was the main driver of the Fund’s performance relative to the Russell 2000 Growth Index, primarily due to weak selection within the Information Technology, Healthcare, and Consumer Discretionary sectors. This was partially offset by stronger selection in the Real Estate and Consumer Staples sectors. Sector allocation, which is the result of bottom-up stock selection, did not have a meaningful impact on relative performance during the period.
Top detractors from relative performance during the period included R1 RCM (Healthcare), Synaptics (Information Technology), and Rapid7 (Information Technology). R1 RCM provides technology-driven solutions that transform the patient experience and financial performance of healthcare providers. Given the stock’s smaller-cap footprint and capacity concerns around R1 RCM’s ability to launch new customers onto their revenue cycle management platform, we decided to eliminate the Fund’s position during the period and redeploy assets into other opportunities with more compelling risk-reward in the market environment. Synaptics is a U.S.-based developer of human interface (HMI) hardware and software. The company’s share price fell following management’s guidance for lower near-term revenue across mobile and personal computer (PC) business lines. The Fund held an overweight position in Synaptics at the end of the period. The share price of Rapid7 fell as the company shared disappointing second quarter 2022 results. The company cited macroeconomic pressures including high inflation, weaker demand, and foreign exchange challenges. The company also anticipated

29

Hartford Small Company HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

declining recuring revenues in the third quarter driven by softening demand in the Vulnerability Management segment. We eliminated the Fund’s position in Rapid7 during the period.
Top contributors to relative performance during the period included e.l.f. Beauty (Consumer Discretionary), Chesapeake Energy (Energy), and Applied Industrial Technologies (Industrials). The share price of e.l.f. Beauty rose in the period after reporting strong results driven by new partnerships, a growing online channel, and opportunities for international expansion. The Fund maintained an overweight position as of the end of the period. The share price of Chesapeake Energy, a producer of oil and natural gas, rose due to higher energy prices as well as an increased stock repurchase program announced in June 2022. The Fund exited the position in Chesapeake Energy on share-price strength over the period. Applied Industrial Technologies is a power transmission products and services company. The company’s share price rose as management announced fundamental strength through the period and raised its 2023 earnings per share (EPS) guidance. The Fund continued to hold an overweight position as of the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
In our view, the period was categorized by market volatility unlike anything we have experienced in the last several years, if not decades. A land war in Ukraine, aggressive Fed tightening, and an inflation report in excess of 9% are just a few examples. While investors seem braced for a recession, in our view, the timing and magnitude are still unknown. In many instances, the large market swings we have been experiencing over the year are a result of market participants weighing the impacts of persistent inflation, recession, and the Fed’s reaction function; as a result, what we believe are stocks in our opportunity set have been prone to trading on narrative rather than fundamentals. Given this uncertainty, we remain disciplined within our upside/downside valuation framework, seeking to balance exposures to emerging and re-emerging growth companies.
In this macroeconomic- and factor-driven environment, we are seeking balance in the Fund by holding a mixture of high-quality, competitively advantaged companies, in our view, while looking for opportunities in emerging growth names with disruptive business models. Given the valuation resets many growth companies have experienced this year, we are excited about the opportunities to invest in high-quality companies at reasonable valuations. Finally, while we are not aiming to create a recession-proof portfolio, we decided to eliminate a number of names that lack the cash flows to remain resilient in an economic slowdown, in our view.
At the end of the period, the Fund’s largest overweights were to the Industrials, Healthcare, and Energy sectors, while the largest underweights were to the Information Technology, Utilities, and Materials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	10.8
Consumer Staples	4.9
Energy	8.4
Financials	5.1
Health Care	24.4
Industrials	20.6
Information Technology	16.8
Materials	3.1
Real Estate	2.7
Total	99.3%
Short-Term Investments	0.9
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
30

Hartford Stock HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-5.14%	11.73%	12.98%
Class IB	-5.37%	11.45%	12.70%
Russell 1000 Index	-19.13%	9.13%	12.37%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.51% and 0.76%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

31

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Donald J. Kilbride
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Peter C. Fisher
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Stock HLS Fund returned -5.14% for the twelve-month period ended December 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Index, which returned -19.13% for the same period. For the same period, the Class IA shares of the Fund also outperformed the -18.20% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell during the twelve-month period ended December 31, 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings, and an increased probability of recession. U.S. equities opened the year lower as they registered their first quarterly loss since the quarter ended March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500 Index into correction territory in February 2022. President Joe Biden signed into law a massive $1.5 trillion spending bill, which included substantial increases in domestic and national security programs and $13.6 billion of aid to Ukraine. U.S. equities continued to fall during a volatile second quarter of 2022. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter of 2022 as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. U.S. equities rallied in the fourth quarter of 2022 following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate increases, along with outsized short position covering and hedging, helped to fuel a sharp rebound in stocks in October 2022 and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic challenges, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 0.50%, snapping a streak of four consecutive increases of 0.75%.
Returns varied by market capitalization during the period, as mid-cap equities, as measured by the S&P MidCap 400 Index, outperformed both large- and small-cap equities, as measured by the S&P 500 Index and the Russell 2000 Index, respectively. During the twelve-month period, nine of the eleven sectors within the Russell 1000 Index fell, led by the Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-30%) sectors. Conversely, the Energy (+64%) and Utilities (+1%) sectors rose over the same period.
The Fund’s outperformance versus the Russell 1000 Index during the period was primarily driven by security selection. Strong selection in the Industrials, Consumer Discretionary, and Information Technology sectors was partially offset by weaker selection in the Materials, Consumer Staples, and Healthcare sectors during the period. Sector allocation, a residual of the bottom-up stock selection process, also contributed positively to relative results. This was driven by the Fund’s underweight exposures to the Communication Services and Information Technology sectors, as well as an overweight exposure to the Consumer Staples sector. This was partially offset by a lack of exposure to the Energy and Utilities sectors and an underweight exposure to the Financials sector in the Fund.
Top contributors to the Fund’s performance relative to the Russell 1000 Index during the period included positions in Northrop Grumman (Industrials) and TJX Companies (Consumer Discretionary), along with not holding benchmark constituent Amazon.com (Consumer Discretionary). Shares of U.S.-based aerospace and defense company Northrop Grumman rose amid supportive industry-related trends as the conflict in Ukraine led to increased military spending. Shares of TJX Companies rose over the period due to solid demand combined with good buying opportunities as traditional retailers continued to experience inventory challenges. As of the end of the period, the Fund continued to hold overweight positions in Northrop Grumman and TJX Companies.
Not holding benchmark constituent Exxon Mobil (Energy), along with the Fund’s positions in Ecolab (Materials) and Baxter International (Healthcare) were among the top relative detractors from performance during the period. Shares of U.S.-based chemical company Ecolab fell as growth stocks came under pressure as higher interest rates weighed on multiples. The company has dealt with inflation and the impact of supply-chain disruptions. Logistics and labor costs have also been an issue. Baxter International underperformed during the period primarily because of continued inflationary pressures due to higher raw material costs, overhead costs and difficulty securing critical components, specifically chips, due to chip shortages. The Fund continued to hold overweight exposures to Ecolab and Baxter International at the end of the period.

32

Hartford Stock HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
The speed and magnitude of Fed monetary tightening during the period was nearly unprecedented, in our view. The economic impact of this is not yet obvious, because there is typically a lag between Fed actions and their impact on economic activity. We believe, however, that the full scope of the Fed’s impact will start to become apparent in the next few quarters. Based on history, we would expect to see two primary effects: first, a dramatic slowdown in economic activity (likely along with a significant decline in corporate earnings); second, a significant slowdown in inflation.
Investors are hoping that the peak in inflation will lead to the end of monetary tightening and a “Fed pivot” to lower interest rates and looser policy. Our view, on the other hand, is more cautious. We agree that inflation has peaked and that the Fed will stop hiking rates, however, we think that economic growth is on the verge of slowing significantly and that corporate earnings will likely be weak in 2023. In addition, we are concerned that inflation is going to prove more persistent than many are hoping, and that may force the Fed to maintain tighter policy than the market would like. We have observed that an inflationary inertia has taken hold in the broader economy, which suggests to us that inflation may remain stubbornly above the Fed’s long-term target. This will not be helpful for valuation multiples.
We continue to focus on companies that we believe are high quality and are expected to grow their dividends. Recently we have added marginally to the growthier and more cyclical parts of the portfolio and reduced positions in more defensive companies (adding to companies in the Information Technology and Consumer Discretionary sectors while trimming positions in the Consumer Staples and Utilities sectors).
As of the end of the period, the Fund was most overweight to the Industrials and Consumer Staples sectors and most underweight to the Communication Services and Information Technology sectors relative to the Russell 1000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may also hold a limited number of securities so it may be more exposed to more risks and volatility than a fund that invests in a greater number of companies.
Composition by Sector(1)
as of 12/31/2022
Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.2%
Consumer Staples	15.2
Financials	8.4
Health Care	18.6
Industrials	21.4
Information Technology	14.3
Materials	4.9
Real Estate	2.7
Total	97.7%
Short-Term Investments	1.3
Other Assets & Liabilities	1.0
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
33

Hartford Total Return Bond HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 08/31/1977 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (12/31/2012 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	10 Years
Class IA	-14.21%	0.34%	1.50%
Class IB	-14.41%	0.10%	1.24%
Bloomberg US Aggregate Bond Index	-13.01%	0.02%	1.06%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.50% and 0.75%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

34

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Total Return Bond HLS Fund returned -14.21% for the twelve-month period ended December 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -13.01% for the same period. The Fund also underperformed the -13.52% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Fixed-income markets experienced sharply negative total returns during the trailing twelve months ended December 31, 2022 as the Bloomberg US Aggregate Bond Index generated a return of -13.01% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. The end of the period witnessed growing hopes of “peak inflation,” even as major central banks retained tighter monetary stances.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to the shift to tighter monetary policies and uncertainty from the war in Ukraine, followed by challenging second and third quarters in 2022 amid continued rising government bond yields. The period ended on a positive note as fixed-income markets recouped a portion of their losses from earlier in the year as most developed-market sovereign debt yields stabilized at higher levels. Throughout most of the year, spreads were volatile but finished wider amid increasing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession.
Major central banks became increasingly focused on monetary tightening and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with below-consensus inflation prints leading to optimism that major central banks could slow the pace of their tightening. The United States (U.S.) Federal Reserve (Fed) implemented several interest-rate increases during the period and signaled a higher-for-longer terminal rate. The
European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized interest-rate increases, and announced the start of quantitative tightening in March 2023.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor-market strength persisted and consumer spending remained solid, while the housing market showed some cracks following the sharp increase in mortgage rates. Earlier in the period, euro area consumer confidence and economic activity saw a negative impact from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. By the end of the period, Eurozone consumer confidence began to recover, boosted by moderating energy prices. China’s economic activity was negatively affected by the government’s zero-COVID policy, ongoing property market decline, and geopolitical uncertainty.
The Fund’s allocation to securitized sectors, particularly non-agency residential mortgage-backed securities (RMBS) and agency mortgage-backed securities (MBS), had a negative impact on the Fund’s performance relative to the Bloomberg US Aggregate Bond Index as volatility spiked and housing data softened over the period. The Fund’s positioning within commercial mortgage-backed securities (CMBS) was neutral. Allocations to collateralized loan obligations (CLOs) and asset backed securities (ABS), which were not immune to the interest-rate volatility, also had a negative impact on relative performance during the period.
The Fund implemented tactical duration and yield-curve positions, which had a positive overall impact on relative performance. The Fund maintained exposure to Treasury Inflation-Protected Securities (TIPS) which benefited relative performance during the period as TIPS held up better than nominal Treasuries.
Within corporate credit, most fixed income credit risk sectors underperformed government bonds amid continued market volatility, though investment-grade corporate spreads generally held up better than high yield. The Fund’s positioning within investment-grade credit, particularly in the Industrials sector, contributed positively to relative

35

Hartford Total Return Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

performance. Select exposure to emerging-markets debt also contributed positively to relative performance over the period. Conversely, out-of-benchmark allocations to high yield and bank loans detracted from results as spreads widened.
Developed non-U.S. dollar governments and sovereign positioning detracted from performance during the period, as global sovereign debt yields moved sharply higher due to the fact that most major central banks supercharged their hiking cycles to deal with persistent inflation.
During the period, the Fund used Treasury futures and options to manage duration and yield curve positioning. Treasury futures overall had a negative impact on performance. The Fund also used currency forwards and futures to implement non-U.S. rate and currency positions. The Fund’s currency positions, in the aggregate benefited results modestly during the period. Credit default swap index (CDX) derivatives were used to manage credit exposure during the period. High yield CDX positions had a neutral impact on performance during the period, while investment-grade and emerging-markets CDX positions were additive to overall relative results.
What is the outlook as of the end of the period?
As of the end of the period, we believe that while the sharp increase in yields has been painful in the short term, it also enhances longer-term income generation and total-return prospects. As of the end of the period, we maintained an underweight in the Fund to investment-grade credit due to what we believe to be better observed opportunities in various sectors beyond core fixed income, including securitized credit, particularly non-agency RMBS (credit enhancement reduces risk of default), high yield (attractive valuations and low supply offset deteriorating fundamentals), and select emerging markets (where we see compelling valuations and improving fundamentals). The Fund is also positioned with an overweight to agency MBS, where we focus on relative value opportunities and income.
We believe the negative outlook from a deteriorating macroeconomic backdrop is tempered by relatively attractive valuations, still-strong corporate fundamentals, and a lack of imbalances compared to past credit cycles.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risks of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 12/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.1
Warrants	0.0 *
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	23.5%
Corporate Bonds	25.9
Foreign Government Obligations	3.5
Municipal Bonds	1.3
Senior Floating Rate Interests	0.1
U.S. Government Agencies(2)	43.0
U.S. Government Securities	20.3
Total	117.6%
Short-Term Investments	1.3
Other Assets & Liabilities	(19.0)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2022.
36

Hartford Ultrashort Bond HLS Fund
 Fund Overview
 December 31, 2022 (Unaudited)

Inception 06/30/1980 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.
Comparison of Change in Value of $10,000 Investment (10/21/2013 - 12/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class IA shares. Returns for Class IB shares differ only to the extent that Class IA shares and Class IB shares do not have the same expenses.
Average Annual Total Returns
for the Periods Ended 12/31/2022
	1 Year	5 Years	Since Inception[1]
Class IA	-0.17%	1.09%	0.83%
Class IB	-0.50%	0.82%	0.57%
Bloomberg Short Treasury 9-12 Month Index	-0.40%	1.21%	0.86%

[1]	On 10/21/2013, the Fund converted from a money market fund to an ultrashort bond fund. Since Inception returns are from conversion date (10/21/2013) to 12/31/2022.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 12/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Prior to 10/21/2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to 10/21/2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
As shown in the Fund’s current prospectus, the total annual fund operating expense ratios for Class IA shares and Class IB shares were 0.44% and 0.69%, respectively. Gross and net expenses are the same. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 12/31/2022.
Class IA shares and Class IB shares of the Fund are closed to certain qualified pension and retirement plans. For more information, please see the Fund’s statutory prospectus.

37

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

Portfolio Managers
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Marc K. Piccuirro*
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*	Effective September 15, 2022, Mr. Piccuirro became a portfolio manager to the Ultrashort Bond HLS Fund.

Manager Discussion
How did the Fund perform during the period?
The Class IA shares of Hartford Ultrashort Bond HLS Fund returned -0.17% for the twelve-month period ended December 31, 2022, outperforming the Fund’s benchmark, the Bloomberg Short Treasury 9-12 Month Index, which returned -0.40% for the same period. For the same period, the Class IA shares of the Fund outperformed the -4.32% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.
Why did the Fund perform this way?
Fixed income markets experienced sharply negative total returns during the trailing twelve months ended December 31, 2022 as the Bloomberg US Aggregate Bond Index generated a return of -13.01% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. The fourth quarter witnessed growing hopes of ”peak inflation,” even as major central banks retained monetary tightening stances.
Credit sectors generally underperformed duration equivalent government bonds during the period. The first quarter of 2022 recorded one of the worst drawdowns in fixed income markets owing to the shift to tighter monetary policies and uncertainty from the war in Ukraine, followed by challenging second and third quarters of 2022 amid continued rising government bond yields. The period ended on a positive note as fixed-income markets recouped a portion of their losses from earlier in the year as most developed-market sovereign debt yields stabilized at higher levels. Throughout most of the year, spreads were volatile but finished wider amid increasing concerns that tighter financial conditions resulting from less accommodative policy could tip the global economy into recession.
Major central banks became increasingly focused on monetary tightening and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with below-consensus inflation prints leading to optimism that major central banks could slow the pace of their tightening. The United States (U.S.) Federal Reserve (Fed) implemented several interest-rate increases during the period and signaled a higher-for-longer terminal rate.
The Fund’s duration and yield curve positioning was the primary contributor to the Fund’s performance relative to the Bloomberg Short Treasury 9-12 Month Index during the period. Over the period, the Fund maintained a short duration posture relative to the benchmark at the one-year segment of the yield curve, which was additive to performance as yields rose significantly. In contrast, out-of-benchmark exposure to non-agency residential mortgage-backed securities (RMBS) was the primary detractor from performance during the period, as the sector experienced negative excess returns relative to Treasuries. Additionally, an out-of-benchmark allocation to investment grade credit, specifically in the Financials sector, had a negative impact on returns as spreads widened and the sector underperformed.
During the period, derivatives were not used in a significant manner in the Fund and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, the Fund was positioned with a neutral risk posture, but we are continuing to add risk opportunistically as market volatility remains elevated and potential outcomes are wide. The likelihood of a recession remains elevated in our view, as heightened uncertainty about the path of inflation and economic growth continues to pressure markets. Credit conditions continue to prove robust, but we believe they are likely to face challenges amid a deteriorating backdrop for the U.S. credit landscape. Spreads are trading near their historical medians but we believe spreads can widen further in the face of sustained negative pressure as current pricing does not adequately reflect rising recession risk. We plan to use spread weakness to add risk back to the Fund’s portfolio as appropriate. We expect Fed interest-rate increases to track the market’s assumptions but recognize consensus is more uncertain relative to 2022 and remains largely dependent on inflation and labor data.
We have a positive view on select areas within investment-grade credit. While fundamentals continue to screen strong owing to broad balance-sheet improvements over the past two years, challenges from potential decreased demand is of concern, in our view. As of the end of the period, we have a more positive view on the agency Mortgage-Backed Securities (MBS) sector based on valuations and are looking for opportunity to add on the margin. We also continue to have a positive view on the securitized sectors (non-agency RMBS, Commercial Mortgage-Backed Securities (CMBS), Asset Backed Securities (ABS)). In the asset-backed space, we believe that

38

Hartford Ultrashort Bond HLS Fund
 Fund Overview – (continued)
 December 31, 2022 (Unaudited)

fundamentals are generally positive though the potential for outsized risks remain elevated, especially given signs of stress for consumers who are less creditworthy borrowers amid inflationary pressures and a slowing economy. As of the end of the period, we are focused on finding attractive opportunities in higher-quality consumer ABS sectors and select esoteric, off-the-run sectors of commercial ABS.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Restricted securities may be more difficult to sell and price than other securities. • Repurchase agreements may increase the Fund’s risk and volatility.
Composition by Security Type(1)
as of 12/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	27.4%
Corporate Bonds	39.8
Municipal Bonds	0.2
U.S. Government Agencies(2)	3.4
U.S. Government Securities	11.1
Total	81.9%
Short-Term Investments	17.5
Other Assets & Liabilities	0.6
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of December 31, 2022.
39

Hartford HLS Funds
Benchmark Glossary (Unaudited)

Bloomberg US Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes) measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
Bloomberg Short Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes) includes aged US Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalizations.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
S& P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR

40

Hartford HLS Funds
Benchmark Glossary (Unaudited) – (continued)

DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding MSCI Indices.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
41

Hartford HLS Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2022 through December 31, 2022. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses paid during the period July 1, 2022 through December 31, 2022	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses paid during the period July 1, 2022 through December 31, 2022	Annualized expense ratio
Hartford Balanced HLS Fund
Class IA	$ 1,000.00	$ 1,006.50	$ 3.13	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class IB	$ 1,000.00	$ 1,005.10	$ 4.40	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Hartford Capital Appreciation HLS Fund
Class IA	$ 1,000.00	$ 1,051.50	$ 3.47	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class IB	$ 1,000.00	$ 1,050.30	$ 4.75	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class IC	$ 1,000.00	$ 1,049.00	$ 6.05	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Hartford Disciplined Equity HLS Fund
Class IA	$ 1,000.00	$ 1,024.10	$ 3.01	$ 1,000.00	$ 1,022.23	$ 3.01	0.59%
Class IB	$ 1,000.00	$ 1,022.30	$ 4.28	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class IC	$ 1,000.00	$ 1,021.00	$ 5.56	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Hartford Dividend and Growth HLS Fund
Class IA	$ 1,000.00	$ 1,039.60	$ 3.34	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class IB	$ 1,000.00	$ 1,038.60	$ 4.62	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Hartford Healthcare HLS Fund
Class IA	$ 1,000.00	$ 1,059.30	$ 4.73	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class IB	$ 1,000.00	$ 1,057.70	$ 6.02	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Hartford International Opportunities HLS Fund
Class IA	$ 1,000.00	$ 1,038.70	$ 3.85	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class IB	$ 1,000.00	$ 1,038.00	$ 5.14	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Hartford MidCap HLS Fund
Class IA	$ 1,000.00	$ 1,030.50	$ 3.68	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class IB	$ 1,000.00	$ 1,029.80	$ 4.96	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
42

Hartford HLS Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses paid during the period July 1, 2022 through December 31, 2022	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses paid during the period July 1, 2022 through December 31, 2022	Annualized expense ratio
Hartford Small Cap Growth HLS Fund
Class IA	$ 1,000.00	$ 1,033.30	$ 3.28	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class IB	$ 1,000.00	$ 1,032.10	$ 4.56	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Hartford Small Company HLS Fund
Class IA	$ 1,000.00	$ 1,037.90	$ 4.11	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class IB	$ 1,000.00	$ 1,037.30	$ 5.39	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Hartford Stock HLS Fund
Class IA	$ 1,000.00	$ 1,068.50	$ 2.61	$ 1,000.00	$ 1,022.63	$ 2.55	0.50%
Class IB	$ 1,000.00	$ 1,067.10	$ 3.91	$ 1,000.00	$ 1,021.37	$ 3.82	0.75%
Hartford Total Return Bond HLS Fund
Class IA	$ 1,000.00	$ 981.30	$ 2.50	$ 1,000.00	$ 1,022.68	$ 2.55	0.50%
Class IB	$ 1,000.00	$ 979.90	$ 3.74	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Hartford Ultrashort Bond HLS Fund
Class IA	$ 1,000.00	$ 1,009.40	$ 2.18	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class IB	$ 1,000.00	$ 1,007.10	$ 3.44	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
43

Hartford Balanced HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
	Asset-Backed - Automobile - 0.2%
$ 1,702,340	Cascade Funding Mortgage Trust 1.39%, 09/22/2031(1)	$ 1,615,128
545,000	Ford Credit Auto Lease Trust 0.78%, 09/15/2025	533,825
	Ford Credit Auto Owner Trust
275,000	1.61%, 10/17/2033(1)	243,031
260,000	1.91%, 10/17/2033(1)	228,160
		2,620,144
	Asset-Backed - Credit Card - 0.0%
575,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	548,582
	Commercial Mortgage-Backed Securities - 0.5%
255,000	BFLD Trust 6.37%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	252,018
	BX Trust
3,315,000	4.82%, 10/15/2036, 1 mo. USD LIBOR + 0.506%(1)(2)	3,163,260
1,460,000	5.62%, 10/15/2036, 1 mo. USD LIBOR + 1.297%(1)(2)	1,369,745
	BXHPP Trust
780,000	4.97%, 08/15/2036, 1 mo. USD LIBOR + 0.650%(1)(2)	729,472
690,000	5.22%, 08/15/2036, 1 mo. USD LIBOR + 0.900%(1)(2)	642,511
289,976	Life Mortgage Trust 5.02%, 03/15/2038, 1 mo. USD LIBOR + 0.700%(1)(2)	280,552
375,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(3)	256,373
1,735,000	SREIT Trust 5.40%, 11/15/2038, 1 mo. USD LIBOR + 1.080%(1)(2)	1,652,587
		8,346,518
	Other Asset-Backed Securities - 0.4%
150,182	Aaset Trust 3.84%, 05/15/2039(1)	97,997
	Affirm Asset Securitization Trust
870,000	1.03%, 08/17/2026(1)	825,117
264,409	1.07%, 08/15/2025(1)	256,489
	Castlelake Aircraft Structured Trust
185,712	3.47%, 01/15/2046(1)	156,006
373,469	3.97%, 04/15/2039(1)	315,631
	CF Hippolyta Issuer LLC
328,344	1.53%, 03/15/2061(1)	283,813
161,792	1.98%, 03/15/2061(1)	135,367
1,336,815	Home Partners of America Trust 2.30%, 12/17/2026(1)	1,140,507
198,362	Horizon Aircraft Finance II Ltd. 3.72%, 07/15/2039(1)	156,037
271,388	Horizon Aircraft Finance Ltd. 3.43%, 11/15/2039(1)	209,401
169,795	MACH 1 Cayman Ltd. 3.47%, 10/15/2039(1)	137,247
132,812	MAPS Ltd. 4.46%, 03/15/2044(1)	116,538
151,557	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	146,513
480,000	New Economy Assets Phase 1 Sponsor LLC 2.41%, 10/20/2061(1)	394,078
2,025,000	SCF Equipment Leasing LLC 0.83%, 08/21/2028(1)	1,925,343
155,537	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	151,850
149,660	Start Ltd. 4.09%, 03/15/2044(1)	127,613
		6,575,547
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2% - (continued)
	Whole Loan Collateral CMO - 0.1%
$ 72,159	Angel Oak Mortgage Trust 2.62%, 11/25/2059(1)(3)	$ 68,639
280,000	Connecticut Avenue Securities Trust 5.48%, 10/25/2041, 1 mo. USD SOFR + 1.550%(1)(2)	272,876
	Fannie Mae Connecticut Avenue Securities
172,298	9.29%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	176,782
167,511	10.29%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	174,442
	Flagstar Mortgage Trust
659,169	2.00%, 09/25/2041(1)(3)	556,321
323,908	4.00%, 05/25/2048(1)(3)	296,917
248,703	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	232,393
470,583	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	445,624
	Towd Point Mortgage Trust
25,733	2.75%, 04/25/2057(1)(3)	25,401
221,213	2.75%, 06/25/2057(1)(3)	209,873
93,929	3.00%, 01/25/2058(1)(3)	90,572
		2,549,840
	Total Asset & Commercial Mortgage-Backed Securities (cost $22,428,392)	$ 20,640,631
CORPORATE BONDS - 12.3%
	Aerospace/Defense - 0.2%
850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(1)	$ 820,260
560,000	Lockheed Martin Corp. 4.85%, 09/15/2041	520,315
	Raytheon Technologies Corp.
685,000	3.95%, 08/16/2025	669,994
1,500,000	4.13%, 11/16/2028	1,438,572
		3,449,141
	Agriculture - 0.2%
	Philip Morris International, Inc.
830,000	5.13%, 11/17/2027	836,962
550,000	5.63%, 11/17/2029	559,609
1,370,000	5.75%, 11/17/2032	1,400,913
		2,797,484
	Airlines - 0.0%
107,570	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	98,299
	Auto Manufacturers - 0.4%
	General Motors Financial Co., Inc.
3,185,000	3.70%, 05/09/2023	3,169,202
1,245,000	3.95%, 04/13/2024	1,220,887
1,625,000	Hyundai Capital America 0.80%, 04/03/2023(1)	1,606,048
920,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(1)	879,237
		6,875,374
	Beverages - 0.1%
2,100,000	Anheuser-Busch InBev Worldwide, Inc. 4.38%, 04/15/2038	1,886,456
	Biotechnology - 0.1%
1,215,000	CSL Finance plc 4.25%, 04/27/2032(1)	1,148,000

The accompanying notes are an integral part of these financial statements.
44

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Commercial Banks - 3.5%
	Banco Santander S.A.
$ 1,200,000	3.13%, 02/23/2023	$ 1,196,020
600,000	3.85%, 04/12/2023	596,791
	Bank of America Corp.
1,570,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 6 mo. USD SOFR + 0.960% thereafter)(4)	1,376,329
1,215,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.220% thereafter)(4)	939,093
1,799,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(4)	1,629,182
1,610,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(4)	1,484,416
	Barclays plc
1,510,000	2.89%, 11/24/2032, (2.89% fixed rate until 11/24/2031; 12 mo. USD CMT + 1.300% thereafter)(4)	1,154,486
1,000,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(4)	970,086
	BNP Paribas S.A.
830,000	2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(1)(4)	786,636
1,000,000	3.38%, 01/09/2025(1)	962,953
	BPCE S.A.
2,225,000	5.15%, 07/21/2024(1)	2,178,682
3,625,000	5.70%, 10/22/2023(1)	3,597,506
1,350,000	Cooperatieve Rabobank UA 1.11%, 02/24/2027, (1.11% fixed rate until 02/24/2026; 12 mo. USD CMT + 0.550% thereafter)(1)(4)	1,180,646
	Credit Agricole S.A.
1,025,000	3.25%, 10/04/2024(1)	987,035
535,000	3.75%, 04/24/2023(1)	532,638
790,000	4.38%, 03/17/2025(1)	762,069
	Credit Suisse Group AG
1,469,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.730% thereafter)(1)(4)	1,019,470
878,000	3.75%, 03/26/2025	790,794
	Danske Bank A/S
1,865,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(4)	1,644,010
775,000	3.88%, 09/12/2023(1)	765,273
575,000	5.38%, 01/12/2024(1)	570,394
	Goldman Sachs Group, Inc.
1,300,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 6 mo. USD SOFR + 0.798% thereafter)(4)	1,140,007
630,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.281% thereafter)(4)	502,773
560,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 6 mo. USD SOFR + 1.264% thereafter)(4)	443,679
510,000	3.80%, 03/15/2030	459,247
2,913,000	5.70%, 11/01/2024	2,951,155
1,150,000	6.25%, 02/01/2041	1,206,847
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Commercial Banks - 3.5% - (continued)
	HSBC Holdings plc
$ 2,085,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 6 mo. USD SOFR + 1.290% thereafter)(4)	$ 1,800,342
752,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.285% thereafter)(4)	610,496
1,178,000	3.60%, 05/25/2023	1,170,553
570,000	7.39%, 11/03/2028, (7.39% fixed rate until 11/03/2027; 6 mo. USD SOFR + 3.350% thereafter)(4)	598,189
	JP Morgan Chase & Co.
620,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 6 mo. USD SOFR + 2.040% thereafter)(4)	508,829
545,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.250% thereafter)(4)	438,189
390,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 6 mo. USD SOFR + 2.460% thereafter)(4)	285,116
705,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(4)	633,884
805,000	4.45%, 12/05/2029, (4.45% fixed rate until 12/05/2028; 3 mo. USD LIBOR + 1.330% thereafter)(4)	757,620
	Morgan Stanley
1,755,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.020% thereafter)(4)	1,328,657
4,870,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.200% thereafter)(4)	3,810,079
1,450,000	3.13%, 07/27/2026	1,354,532
1,000,000	3.70%, 10/23/2024	976,490
1,437,000	5.30%, 04/20/2037, (5.30% fixed rate until 04/20/2032; 6 mo. USD SOFR + 2.620% thereafter)(4)	1,318,199
	Standard Chartered plc
1,130,000	0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 12 mo. USD CMT + 0.780% thereafter)(1)(4)	1,066,323
3,215,000	1.21%, 03/23/2025, (1.21% fixed rate until 03/23/2024; 12 mo. USD CMT + 0.880% thereafter)(1)(4)	3,026,236
1,695,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(4)	1,460,165
1,133,000	US Bancorp 2.49%, 11/03/2036, (2.49% fixed rate until 11/03/2031; 5 year USD CMT + 0.950% thereafter)(4)	865,139
	Wells Fargo & Co.
4,344,000	4.48%, 01/16/2024	4,313,615
1,750,000	4.61%, 04/25/2053, (4.61% fixed rate until 04/25/2052; 6 mo. USD SOFR + 2.130% thereafter)(4)	1,490,185
		59,641,055
	Commercial Services - 0.0%
600,000	Ashtead Capital, Inc. 5.50%, 08/11/2032(1)	575,793
	Construction Materials - 0.0%
972,000	Carrier Global Corp. 2.72%, 02/15/2030	820,163

The accompanying notes are an integral part of these financial statements.
45

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Diversified Financial Services - 0.8%
$ 1,715,000	Aviation Capital Group LLC 1.95%, 09/20/2026(1)	$ 1,450,276
799,000	Avolon Holdings Funding Ltd. 2.13%, 02/21/2026(1)	688,050
2,615,000	Blackstone Holdings Finance Co. LLC 2.55%, 03/30/2032(1)(5)	2,041,908
1,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	1,839,313
	Intercontinental Exchange, Inc.
4,761,000	4.00%, 09/15/2027	4,597,031
3,159,000	4.35%, 06/15/2029	3,062,332
		13,678,910
	Electric - 1.6%
1,200,000	American Transmission Systems, Inc. 2.65%, 01/15/2032(1)	988,199
1,960,000	Cleveland Electric Illuminating Co. 3.50%, 04/01/2028(1)	1,788,595
908,000	CMS Energy Corp. 4.75%, 06/01/2050, (4.75% fixed rate until 03/01/2030; 5 year USD CMT + 4.116% thereafter)(4)	785,383
	Consolidated Edison Co. of New York, Inc.
1,020,000	3.20%, 12/01/2051	710,759
370,000	4.50%, 05/15/2058	310,101
360,000	Dominion Energy South Carolina, Inc. 6.63%, 02/01/2032	396,226
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,247,309
	Duke Energy Corp.
3,590,000	4.50%, 08/15/2032	3,384,234
355,000	5.00%, 08/15/2052	317,068
	Georgia Power Co.
3,290,000	4.70%, 05/15/2032	3,183,464
245,000	4.75%, 09/01/2040	222,457
1,800,000	5.13%, 05/15/2052	1,680,864
1,275,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	1,344,584
540,000	ITC Holdings Corp. 4.95%, 09/22/2027(1)	533,719
	Niagara Mohawk Power Corp.
370,000	3.03%, 06/27/2050(1)	227,973
645,000	4.28%, 12/15/2028(1)	595,521
960,000	Oglethorpe Power Corp. 4.50%, 04/01/2047(1)	767,346
1,250,000	Pacific Gas and Electric Co. 5.90%, 06/15/2032	1,224,793
165,000	PacifiCorp 4.13%, 01/15/2049	135,988
241,000	Pennsylvania Electric Co. 3.60%, 06/01/2029(1)	216,812
	San Diego Gas & Electric Co.
860,000	3.70%, 03/15/2052	681,888
90,000	3.75%, 06/01/2047	70,529
25,000	4.15%, 05/15/2048	20,996
	SCE Recovery Funding LLC
450,489	0.86%, 11/15/2033	374,830
220,000	1.94%, 05/15/2040	153,091
125,000	2.51%, 11/15/2043	78,938
400,000	Sempra Energy 4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 year USD CMT + 2.868% thereafter)(4)	312,105
2,445,000	Southern California Edison Co. 5.95%, 11/01/2032	2,596,218
	Southern Co.
1,050,000	2.95%, 07/01/2023	1,039,821
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Electric - 1.6% - (continued)
$ 724,000	4.00%, 01/15/2051, (4.00% fixed rate until 10/15/2025; 5 year USD CMT + 3.733% thereafter)(4)	$ 658,840
1,625,000	Texas Electric Market Stabilization Funding LLC 4.27%, 08/01/2036(1)	1,545,987
350,000	Tucson Electric Power Co. 4.00%, 06/15/2050	267,437
		27,862,075
	Entertainment - 0.2%
4,700,000	Warnermedia Holdings, Inc. 4.05%, 03/15/2029(1)	4,073,874
	Food - 0.0%
285,000	McCormick & Co., Inc. 2.50%, 04/15/2030	238,341
480,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	454,802
		693,143
	Gas - 0.3%
330,000	Boston Gas Co. 3.15%, 08/01/2027(1)	296,909
1,870,000	KeySpan Gas East Corp. 2.74%, 08/15/2026(1)	1,672,790
	Southern California Gas Co.
1,220,000	2.95%, 04/15/2027	1,126,517
1,191,000	6.35%, 11/15/2052	1,309,858
		4,406,074
	Healthcare - Products - 0.3%
	Alcon Finance Corp.
4,706,000	3.00%, 09/23/2029(1)	4,108,277
200,000	5.75%, 12/06/2052(1)	201,793
		4,310,070
	Healthcare - Services - 0.5%
390,000	Children's Hospital 2.93%, 07/15/2050	247,618
	CommonSpirit Health
40,000	3.91%, 10/01/2050	29,827
158,000	4.19%, 10/01/2049	123,924
590,000	4.20%, 08/01/2023	585,650
160,000	4.35%, 11/01/2042	135,782
714,000	Dignity Health 3.81%, 11/01/2024	692,561
	Elevance Health, Inc.
1,510,000	2.25%, 05/15/2030	1,255,693
1,710,000	4.10%, 03/01/2028	1,641,757
	HCA, Inc.
770,000	4.63%, 03/15/2052(1)	603,555
425,000	5.25%, 06/15/2049	363,958
	Mercy Health
1,400,000	3.56%, 08/01/2027	1,294,426
455,000	4.30%, 07/01/2028	432,510
335,000	Sutter Health 2.29%, 08/15/2030	271,759
320,000	Toledo Hospital 5.75%, 11/15/2038(5)	302,062
	UnitedHealth Group, Inc.
355,000	2.00%, 05/15/2030	293,473
645,000	4.20%, 05/15/2032	614,043
95,000	4.75%, 05/15/2052	88,188
		8,976,786
	Insurance - 0.7%
	American International Group, Inc.
437,000	3.40%, 06/30/2030	386,457
375,000	4.38%, 06/30/2050	318,229
2,815,000	Athene Global Funding 2.50%, 03/24/2028(1)	2,354,907
2,215,000	CNO Global Funding 2.65%, 01/06/2029(1)	1,882,493
	Corebridge Financial, Inc.
1,882,000	3.90%, 04/05/2032(1)	1,656,468

The accompanying notes are an integral part of these financial statements.
46

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Insurance - 0.7% - (continued)
$ 1,430,000	6.88%, 12/15/2052, (6.88% fixed rate until 09/15/2027; 5 year USD CMT + 3.846% thereafter)(1)(4)	$ 1,329,407
1,200,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	1,003,191
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	198,267
	Liberty Mutual Group, Inc.
122,000	4.25%, 06/15/2023(1)	121,131
978,000	4.57%, 02/01/2029(1)	914,034
1,480,000	5.50%, 06/15/2052(1)	1,336,692
705,000	Marsh & McLennan Cos., Inc. 4.38%, 03/15/2029	683,217
132,000	Northwestern Mutual Life Insurance Co. 3.63%, 09/30/2059(1)	91,609
480,000	Progressive Corp. 3.95%, 03/26/2050	388,543
		12,664,645
	Investment Company Security - 0.0%
1,120,000	JAB Holdings B.V. 3.75%, 05/28/2051(1)	662,641
	Lodging - 0.1%
2,003,000	Genting New York LLC / GENNY Capital, Inc. 3.30%, 02/15/2026(1)	1,753,463
	Media - 0.2%
905,000	Charter Communications Operating LLC / Charter Communications Operating Capital 2.25%, 01/15/2029	729,956
1,500,000	Comcast Corp. 4.40%, 08/15/2035	1,401,968
130,000	Time Warner Cable Enterprises LLC 8.38%, 03/15/2023	130,812
	Time Warner Cable LLC
395,000	6.55%, 05/01/2037	377,581
250,000	7.30%, 07/01/2038	248,687
		2,889,004
	Oil & Gas - 0.6%
1,586,000	BP Capital Markets plc 4.88%, 03/22/2030, (4.88% fixed rate until 03/22/2030; 5 year USD CMT + 4.398% thereafter)(4)(6)	1,387,750
	Equinor ASA
85,000	2.88%, 04/06/2025	81,507
2,470,000	3.00%, 04/06/2027	2,307,416
1,775,000	Hess Corp. 7.30%, 08/15/2031	1,932,924
	Qatar Energy
935,000	2.25%, 07/12/2031(1)	773,677
780,000	3.13%, 07/12/2041(1)	599,361
615,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	564,115
1,750,000	Var Energi ASA 8.00%, 11/15/2032(1)	1,807,256
		9,454,006
	Pharmaceuticals - 0.1%
955,000	Bayer U.S. Finance LLC 3.38%, 10/08/2024(1)	923,262
	CVS Health Corp.
113,000	4.30%, 03/25/2028	109,483
685,000	4.88%, 07/20/2035	651,790
		1,684,535
	Pipelines - 0.7%
2,650,000	Cheniere Energy Partners L.P. 3.25%, 01/31/2032	2,106,956
1,945,000	EIG Pearl Holding S.a.r.l. 3.55%, 08/31/2036(1)	1,627,786
	Energy Transfer L.P.
180,000	4.95%, 06/15/2028	174,362
750,000	5.00%, 05/15/2050	603,326
945,000	5.35%, 05/15/2045	805,450
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 12.3% - (continued)
	Pipelines - 0.7% - (continued)
$ 872,000	7.60%, 02/01/2024	$ 886,702
	Enterprise Products Operating LLC
100,000	3.70%, 01/31/2051	72,645
145,000	3.95%, 01/31/2060	105,349
1,918,670	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	1,630,126
	Gray Oak Pipeline LLC
606,000	2.60%, 10/15/2025(1)	550,025
100,000	3.45%, 10/15/2027(1)	88,579
	Sabine Pass Liquefaction LLC
1,370,000	4.50%, 05/15/2030	1,273,233
1,020,000	5.90%, 09/15/2037(1)	1,023,931
425,000	TransCanada PipeLines Ltd. 4.10%, 04/15/2030	390,274
		11,338,744
	Real Estate Investment Trusts - 0.2%
1,110,000	CubeSmart L.P. 2.25%, 12/15/2028	916,660
	SBA Tower Trust
545,000	1.63%, 05/15/2051(1)	463,465
300,000	1.88%, 07/15/2050(1)	264,103
470,000	2.84%, 01/15/2050(1)	443,233
530,000	VICI Properties L.P. / VICI Note Co., Inc. 4.13%, 08/15/2030(1)	463,837
		2,551,298
	Semiconductors - 0.4%
3,545,000	Intel Corp. 4.15%, 08/05/2032(5)	3,325,063
2,275,000	Microchip Technology, Inc. 0.97%, 02/15/2024	2,161,058
1,335,000	QUALCOMM, Inc. 4.25%, 05/20/2032	1,288,773
		6,774,894
	Software - 0.0%
730,000	Oracle Corp. 3.65%, 03/25/2041	541,368
	Telecommunications - 0.8%
	AT&T, Inc.
835,000	3.50%, 09/15/2053	563,102
84,000	3.65%, 06/01/2051	59,573
146,000	3.85%, 06/01/2060	101,841
200,000	4.30%, 12/15/2042	165,013
576,000	Orange S.A. 9.00%, 03/01/2031	706,620
1,260,003	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 09/20/2029(1)	1,245,641
6,350,000	T-Mobile USA, Inc. 3.38%, 04/15/2029	5,592,197
	Verizon Communications, Inc.
5,164,000	2.36%, 03/15/2032	4,099,236
715,000	4.75%, 11/01/2041	655,542
		13,188,765
	Trucking & Leasing - 0.3%
2,185,000	DAE Funding LLC 1.55%, 08/01/2024(1)	2,034,146
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
155,000	2.70%, 11/01/2024(1)	146,178
2,850,000	3.95%, 03/10/2025(1)	2,747,194
		4,927,518
	Total Corporate Bonds (cost $227,067,915)	$ 209,723,578

The accompanying notes are an integral part of these financial statements.
47

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
	Qatar - 0.1%
$ 1,680,000	Qatar Government International Bond 3.88%, 04/23/2023(1)	$ 1,670,760
	Total Foreign Government Obligations (cost $1,670,733)	$ 1,670,760
MUNICIPAL BONDS - 0.7%
	Airport - 0.0%
	Dallas, TX, Fort Worth International Airport Rev
60,000	4.09%, 11/01/2051	$ 49,962
375,000	4.51%, 11/01/2051	337,057
		387,019
	General - 0.1%
180,000	Chicago, IL, Transit Auth Sales & Transfer Tax Receipts Rev 6.90%, 12/01/2040	199,508
365,000	City of Sacramento, CA, Rev, (AGM Insured) 6.42%, 08/01/2023	367,709
540,000	Kansas State Dev Finance Auth 2.77%, 05/01/2051(5)	364,126
1,250,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	1,306,597
		2,237,940
	General Obligation - 0.3%
5,000,000	State of Illinois, GO 5.10%, 06/01/2033	4,798,694
	Power - 0.0%
205,000	New York Utility Debt Securitization Auth Rev 3.44%, 12/15/2025	203,269
	Tobacco - 0.0%
	Golden State, CA, Tobacco Securitization Corp. Rev
35,000	2.75%, 06/01/2034	28,087
165,000	3.00%, 06/01/2046	152,722
75,000	3.29%, 06/01/2042	55,486
		236,295
	Transportation - 0.2%
95,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 4.09%, 01/15/2049	71,739
875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	939,345
	Metropolitan Transportation Auth, NY, Rev
30,000	6.20%, 11/15/2026	30,492
375,000	6.67%, 11/15/2039	387,331
785,000	6.81%, 11/15/2040	820,243
710,000	Port Authority of New York & New Jersey Rev 3.18%, 07/15/2060(5)	458,691
		2,707,841
	Utility - Electric - 0.1%
785,000	Illinois Municipal Electric Agency Rev 6.83%, 02/01/2035	852,725
834,000	Municipal Electric Auth, GA, Rev 6.64%, 04/01/2057	892,165
		1,744,890
	Total Municipal Bonds (cost $14,095,999)	$ 12,315,948
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.9%
	Mortgage-Backed Agencies - 0.9%
	FHLMC - 0.0%
$ 3,029	3.56%, 04/01/2029, 12 mo. USD CMT + 2.236%(2)	$ 2,976
8,526	4.00%, 03/01/2041	8,208
63,689	4.73%, 08/25/2033, 1 mo. USD SOFR + 0.800%(1)(2)	63,497
427,536	6.73%, 10/25/2050, 1 mo. USD SOFR + 2.800%(1)(2)	430,897
		505,578
	FNMA - 0.8%
1,450,000	3.00%, 01/15/2053(7)	1,274,252
2,215,000	3.50%, 01/15/2053(7)	2,014,886
2,250,000	4.00%, 01/15/2053(7)	2,112,454
6,425,000	4.50%, 01/15/2053(7)	6,189,082
900,000	5.00%, 01/15/2053(7)	887,484
88,327	4.31%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(2)	87,308
3,280	4.50%, 11/01/2023	3,260
65,520	4.50%, 03/01/2038	64,917
21,735	4.50%, 11/01/2039	21,569
13,993	4.50%, 04/01/2040	13,886
42,082	4.50%, 08/01/2040	41,760
12,311	4.50%, 02/01/2041	12,217
248,748	4.50%, 04/01/2041	246,127
137,832	4.50%, 06/01/2041	136,381
176,418	4.50%, 07/01/2041	175,067
25,598	4.50%, 09/01/2041	25,145
34,121	4.50%, 07/01/2044	33,486
		13,339,281
	GNMA - 0.1%
35,210	5.00%, 07/15/2037	35,863
989	6.00%, 06/15/2024	1,015
2,039	6.00%, 07/15/2026	2,092
753	6.00%, 03/15/2028	773
3,989	6.00%, 04/15/2028	4,115
27,016	6.00%, 05/15/2028	27,717
12,547	6.00%, 07/15/2028	12,873
4,465	6.00%, 08/15/2028	4,581
27,115	6.00%, 09/15/2028	27,819
39,043	6.00%, 10/15/2028	40,058
36,283	6.00%, 11/15/2028	37,225
26,113	6.00%, 12/15/2028	26,792
677	6.00%, 12/15/2031	699
11,040	6.00%, 09/15/2032	11,552
4,237	6.00%, 11/15/2032	4,392
1,580	6.00%, 04/15/2033	1,621
55,113	6.00%, 06/15/2033	57,229
15,324	6.00%, 10/15/2033	16,247
1,339	6.00%, 11/15/2033	1,418
20,360	6.00%, 10/15/2034	20,911
48,216	6.00%, 01/15/2035	49,571
5,760	6.00%, 05/15/2035	5,910
6,470	6.00%, 06/15/2035	6,645
120	6.50%, 03/15/2026	124
368	6.50%, 01/15/2028	378
20,098	6.50%, 03/15/2028	20,670
40,174	6.50%, 04/15/2028	41,316
10,295	6.50%, 05/15/2028	10,587
61,944	6.50%, 06/15/2028	63,705
4,496	6.50%, 10/15/2028	4,624
1,108	6.50%, 02/15/2035	1,140
3,485	7.00%, 11/15/2031	3,568
1,939	7.00%, 03/15/2032	1,985

The accompanying notes are an integral part of these financial statements.
48

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.9% - (continued)
	Mortgage-Backed Agencies - 0.9% - (continued)
	GNMA - 0.1% - (continued)
$ 512,436	7.00%, 11/15/2032	$ 540,403
58,081	7.00%, 01/15/2033	60,592
67,690	7.00%, 05/15/2033	70,334
9,513	7.00%, 07/15/2033	9,857
75,593	7.00%, 11/15/2033	78,668
27,870	7.50%, 09/16/2035	28,842
56	8.00%, 09/15/2026	57
2,384	8.00%, 12/15/2026	2,433
35	8.00%, 09/15/2027	35
1,829	8.00%, 07/15/2029	1,900
1,350	8.00%, 12/15/2029	1,377
3,005	8.00%, 01/15/2030	3,018
1,266	8.00%, 02/15/2030	1,266
613	8.00%, 03/15/2030	612
6,331	8.00%, 04/15/2030	6,328
3,268	8.00%, 05/15/2030	3,293
16,516	8.00%, 06/15/2030	16,715
980	8.00%, 07/15/2030	983
24,166	8.00%, 08/15/2030	24,391
11,573	8.00%, 09/15/2030	11,623
50,454	8.00%, 12/15/2030	50,961
		1,458,903
	Total U.S. Government Agencies (cost $15,503,130)	$ 15,303,762
U.S. GOVERNMENT SECURITIES - 19.0%
	U.S. Treasury Securities - 19.0%
	U.S. Treasury Bonds - 6.0%
17,710,000	2.50%, 02/15/2045(8)	$ 13,436,079
2,624,000	2.75%, 11/15/2047	2,064,350
27,278,000	2.88%, 05/15/2052	22,061,082
10,110,400	3.00%, 08/15/2052	8,407,430
400,000	3.25%, 05/15/2042	353,063
39,558,000	3.38%, 08/15/2042	35,596,019
3,725,000	4.00%, 11/15/2042	3,670,871
2,760,000	4.00%, 11/15/2052	2,788,463
12,050,000	4.38%, 02/15/2038	12,688,273
		101,065,630
	U.S. Treasury Notes - 13.0%
1,175,000	0.13%, 05/15/2023	1,155,631
2,500,000	0.13%, 05/31/2023	2,455,371
6,470,000	0.25%, 09/30/2023	6,254,923
290,000	0.25%, 05/31/2025	263,481
4,050,000	0.38%, 10/31/2023	3,905,560
3,825,000	0.38%, 11/30/2025	3,424,720
3,365,000	0.38%, 12/31/2025	3,010,360
7,435,000	0.38%, 01/31/2026	6,621,506
1,560,000	0.63%, 07/31/2026	1,380,112
3,620,000	0.75%, 03/31/2026	3,248,384
5,655,000	0.75%, 04/30/2026	5,061,225
3,455,000	0.75%, 05/31/2026	3,085,072
2,305,000	0.75%, 08/31/2026	2,043,707
3,350,000	0.88%, 01/31/2024	3,214,822
2,985,000	0.88%, 06/30/2026	2,672,391
7,530,000	0.88%, 09/30/2026	6,695,229
3,745,000	1.13%, 10/31/2026	3,354,116
12,080,000	1.25%, 11/30/2026	10,854,541
7,725,000	1.25%, 12/31/2026	6,927,454
150,000	1.25%, 05/31/2028	130,131
603,000	1.25%, 09/30/2028	519,004
1,020,000	1.38%, 10/31/2028	882,340
1,085,000	1.50%, 02/29/2024	1,046,220
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 19.0% - (continued)
	U.S. Treasury Securities - 19.0% - (continued)
	U.S. Treasury Notes - 13.0% - (continued)
$ 11,260,000	1.50%, 01/31/2027	$ 10,180,183
530,000	1.50%, 11/30/2028	461,266
2,905,000	1.63%, 10/31/2026	2,655,238
3,425,000	1.88%, 02/28/2027	3,141,501
7,680,000	2.00%, 11/15/2026	7,110,300
3,080,000	2.50%, 04/30/2024	2,993,375
3,200,000	2.50%, 05/31/2024	3,105,750
1,138,000	2.50%, 03/31/2027	1,069,498
285,000	2.63%, 04/15/2025	274,491
2,980,000	2.63%, 05/31/2027	2,813,306
590,000	2.63%, 07/31/2029	544,551
935,000	2.75%, 05/15/2025	902,275
8,700,000	2.75%, 04/30/2027	8,256,844
890,000	2.75%, 05/31/2029	828,778
1,956,000	2.75%, 08/15/2032	1,787,601
2,320,000	2.88%, 06/15/2025	2,244,056
1,765,000	3.13%, 08/15/2025	1,714,946
13,450,000	3.13%, 08/31/2027	12,957,184
16,980,000	3.25%, 08/31/2024	16,633,104
7,425,000	3.25%, 06/30/2027	7,190,358
326,000	3.25%, 06/30/2029	312,680
414,000	3.50%, 09/15/2025	406,059
8,875,000	3.88%, 11/30/2027	8,841,025
1,345,000	3.88%, 11/30/2029	1,339,116
150,000	4.00%, 10/31/2029	150,398
17,111,800	4.13%, 09/30/2027	17,203,375
3,381,200	4.13%, 10/31/2027	3,399,163
7,820,800	4.13%, 11/15/2032	8,010,210
449,000	4.25%, 09/30/2024	446,895
5,800,000	4.38%, 10/31/2024	5,786,180
10,000,000	4.50%, 11/30/2024	10,005,469
		220,971,475
	Total U.S. Government Securities (cost $343,938,141)	$ 322,037,105
COMMON STOCKS - 64.6%
	Automobiles & Components - 0.8%
502,932	Gentex Corp.	$ 13,714,956
	Banks - 3.3%
213,681	JP Morgan Chase & Co.	28,654,622
107,339	M&T Bank Corp.	15,570,595
70,538	PNC Financial Services Group, Inc.	11,140,772
		55,365,989
	Capital Goods - 5.8%
160,810	Emerson Electric Co.	15,447,408
212,908	Fortune Brands Home & Security, Inc.	12,159,176
53,620	General Dynamics Corp.	13,303,658
260,872	Johnson Controls International plc	16,695,808
54,565	L3Harris Technologies, Inc.	11,360,979
100,694	Middleby Corp.*	13,482,927
161,490	Raytheon Technologies Corp.	16,297,571
		98,747,527
	Consumer Durables & Apparel - 0.7%
135,279	Lennar Corp. Class A	12,242,749
	Consumer Services - 2.2%
126,913	Airbnb, Inc. Class A*	10,851,062
339,993	H&R Block, Inc.	12,413,144
149,301	Starbucks Corp.	14,810,659
		38,074,865

The accompanying notes are an integral part of these financial statements.
49

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.6% - (continued)
	Diversified Financials - 4.5%
228,559	Ares Management Corp. Class A	$ 15,642,578
53,300	LPL Financial Holdings, Inc.	11,521,861
217,343	Morgan Stanley	18,478,502
108,765	Raymond James Financial, Inc.	11,621,540
59,727	S&P Global, Inc.	20,004,961
		77,269,442
	Energy - 1.3%
193,202	ConocoPhillips	22,797,836
	Food & Staples Retailing - 0.7%
146,205	Sysco Corp.	11,177,372
	Food, Beverage & Tobacco - 1.5%
304,329	Keurig Dr Pepper, Inc.	10,852,372
221,379	Mondelez International, Inc. Class A	14,754,910
		25,607,282
	Health Care Equipment & Services - 6.8%
62,210	Align Technology, Inc.*	13,120,089
59,309	Becton Dickinson and Co.	15,082,279
359,247	Boston Scientific Corp.*	16,622,359
215,831	Centene Corp.*	17,700,300
40,581	Elevance Health, Inc.	20,816,836
61,113	UnitedHealth Group, Inc.	32,400,890
		115,742,753
	Household & Personal Products - 0.8%
276,019	Unilever plc ADR	13,897,557
	Insurance - 3.0%
78,520	Chubb Ltd.	17,321,512
263,133	MetLife, Inc.	19,042,935
108,840	Progressive Corp.	14,117,637
		50,482,084
	Materials - 1.4%
476,053	Axalta Coating Systems Ltd.*	12,125,070
249,971	Sealed Air Corp.	12,468,553
		24,593,623
	Media & Entertainment - 4.4%
578,042	Alphabet, Inc. Class C*	51,289,667
95,733	Electronic Arts, Inc.	11,696,658
139,204	Omnicom Group, Inc.	11,354,870
		74,341,195
	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
215,523	AstraZeneca plc ADR	14,612,459
73,567	Eli Lilly & Co.	26,913,751
558,430	Pfizer, Inc.	28,613,953
34,865	Roche Holding AG	10,955,885
43,197	Vertex Pharmaceuticals, Inc.*	12,474,430
		93,570,478
	Real Estate - 2.2%
158,920	CBRE Group, Inc. Class A*	12,230,483
214,845	Gaming and Leisure Properties, Inc. REIT	11,191,276
205,042	Welltower, Inc. REIT	13,440,503
		36,862,262
	Retailing - 2.8%
72,450	Home Depot, Inc.	22,884,057
188,078	TJX Cos., Inc.	14,971,009
266,086	Victoria's Secret & Co.*	9,520,557
		47,375,623
	Semiconductors & Semiconductor Equipment - 3.2%
124,579	Analog Devices, Inc.	20,434,693
Shares or Principal Amount			Market Value†
COMMON STOCKS - 64.6% - (continued)
	Semiconductors & Semiconductor Equipment - 3.2% - (continued)
81,494	NXP Semiconductors N.V.		$ 12,878,497
185,626	QUALCOMM, Inc.		20,407,723
			53,720,913
	Software & Services - 9.0%
84,850	Accenture plc Class A		22,641,374
131,024	Amdocs Ltd.		11,910,081
328,228	Microsoft Corp.		78,715,639
126,457	Salesforce, Inc.*		16,766,934
106,855	Visa, Inc. Class A		22,200,195
			152,234,223
	Technology Hardware & Equipment - 3.3%
523,186	Cisco Systems, Inc.		24,924,581
535,442	Corning, Inc.		17,102,017
99,645	F5, Inc.*		14,300,054
			56,326,652
	Transportation - 0.6%
191,611	Knight-Swift Transportation Holdings, Inc.		10,042,333
	Utilities - 0.8%
327,559	Exelon Corp.		14,160,376
	Total Common Stocks (cost $763,527,334)		$ 1,098,348,090
	Total Long-Term Investments (cost $1,388,231,644)		$ 1,680,039,874
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.8%
$ 12,844,451	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $12,850,531; collateralized by U.S. Treasury Note at 2.875%, maturing 04/30/2029, with a market value of $13,101,384		$ 12,844,451
	Securities Lending Collateral - 0.1%
343,900	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(9)		343,900
1,146,332	HSBC US Government Money Market Fund, 4.13%(9)		1,146,332
343,900	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(9)		343,900
343,900	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(9)		343,900
			2,178,032
	Total Short-Term Investments (cost $15,022,483)		$ 15,022,483
	Total Investments (cost $1,403,254,127)	99.7%	$ 1,695,062,357
	Other Assets and Liabilities	0.3%	4,335,497
	Total Net Assets	100.0%	$ 1,699,397,854
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.
50

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of these securities was $101,345,674, representing 6.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	Represents or includes a TBA transaction.
(8)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2022, the market value of securities pledged was $402,096.
(9)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	131	03/31/2023	$ 26,865,235	$ 28,877
Short position contracts:
U.S. Treasury 5-Year Note Future	33	03/31/2023	$ 3,561,680	$ 28,030
U.S. Treasury 10-Year Ultra Future	16	03/22/2023	1,892,500	10,504
Total				$ 38,534
Total futures contracts				$ 67,411
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
51

Hartford Balanced HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 20,640,631	$ —	$ 20,640,631	$ —
Corporate Bonds	209,723,578	—	209,723,578	—
Foreign Government Obligations	1,670,760	—	1,670,760	—
Municipal Bonds	12,315,948	—	12,315,948	—
U.S. Government Agencies	15,303,762	—	15,303,762	—
U.S. Government Securities	322,037,105	—	322,037,105	—
Common Stocks
Automobiles & Components	13,714,956	13,714,956	—	—
Banks	55,365,989	55,365,989	—	—
Capital Goods	98,747,527	98,747,527	—	—
Consumer Durables & Apparel	12,242,749	12,242,749	—	—
Consumer Services	38,074,865	38,074,865	—	—
Diversified Financials	77,269,442	77,269,442	—	—
Energy	22,797,836	22,797,836	—	—
Food & Staples Retailing	11,177,372	11,177,372	—	—
Food, Beverage & Tobacco	25,607,282	25,607,282	—	—
Health Care Equipment & Services	115,742,753	115,742,753	—	—
Household & Personal Products	13,897,557	13,897,557	—	—
Insurance	50,482,084	50,482,084	—	—
Materials	24,593,623	24,593,623	—	—
Media & Entertainment	74,341,195	74,341,195	—	—
Pharmaceuticals, Biotechnology & Life Sciences	93,570,478	82,614,593	10,955,885	—
Real Estate	36,862,262	36,862,262	—	—
Retailing	47,375,623	47,375,623	—	—
Semiconductors & Semiconductor Equipment	53,720,913	53,720,913	—	—
Software & Services	152,234,223	152,234,223	—	—
Technology Hardware & Equipment	56,326,652	56,326,652	—	—
Transportation	10,042,333	10,042,333	—	—
Utilities	14,160,376	14,160,376	—	—
Short-Term Investments	15,022,483	2,178,032	12,844,451	—
Futures Contracts(2)	67,411	67,411	—	—
Total	$ 1,695,129,768	$ 1,089,637,648	$ 605,492,120	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
52

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Automobiles & Components - 0.5%
85,121	Tesla, Inc.*	$ 10,485,205
95,113	Thor Industries, Inc.	7,180,080
		17,665,285
	Banks - 0.9%
90,006	M&T Bank Corp.	13,056,270
166,815	Royal Bank of Canada	15,683,567
		28,739,837
	Capital Goods - 7.5%
104,202	Airbus SE	12,389,867
93,915	AMETEK, Inc. Class H	13,121,804
43,824	Axon Enterprise, Inc.*	7,271,716
94,605	Ferguson plc	12,011,997
73,491	HEICO Corp.	11,291,157
350,600	HF Global, Inc.*(1)(2)	7,709,694
216,833	Honeywell International, Inc.	46,467,312
56,184	IDEX Corp.	12,828,493
196,432	Johnson Controls International plc	12,571,648
20,605	Lockheed Martin Corp.	10,024,126
40,433	Middleby Corp.*	5,413,979
18,346	Nordson Corp.	4,361,211
65,384	Northrop Grumman Corp.	35,674,164
73,281	PACCAR, Inc.	7,252,621
56,514	Snap-on, Inc.	12,912,884
1,115,500	Techtronic Industries Co., Ltd.	12,389,675
299,484	Westinghouse Air Brake Technologies Corp.	29,891,498
		253,583,846
	Commercial & Professional Services - 1.4%
157,196	Copart, Inc.*	9,571,664
134,790	CoStar Group, Inc.*	10,416,571
145,876	Leidos Holdings, Inc.	15,344,697
74,524	Verisk Analytics, Inc. Class A	13,147,524
		48,480,456
	Consumer Durables & Apparel - 3.0%
153,859	Lennar Corp. Class A	13,924,239
70,854	Lululemon Athletica, Inc.*	22,700,205
425,358	NIKE, Inc. Class B	49,771,140
2,323	NVR, Inc.*	10,715,023
181,503	Steven Madden Ltd.	5,800,836
		102,911,443
	Consumer Services - 3.1%
250,995	Airbnb, Inc. Class A*	21,460,073
148,315	Aramark	6,131,342
34,383	Domino's Pizza, Inc.	11,910,271
390,766	DraftKings, Inc. Class A*(3)	4,450,825
585,619	Las Vegas Sands Corp.*	28,150,705
128,722	McDonald's Corp.	33,922,109
		106,025,325
	Diversified Financials - 6.1%
182,338	American Express Co.	26,940,440
207,137	Apollo Global Management, Inc.	13,213,269
294,573	Bank of New York Mellon Corp.	13,408,963
19,640	BlackRock, Inc.	13,917,493
390,628	Charles Schwab Corp.	32,523,687
31,228	CME Group, Inc.	5,251,300
426,940	Equitable Holdings, Inc.	12,253,178
15,610	Goldman Sachs Group, Inc.	5,360,162
16,572	MarketAxess Holdings, Inc.	4,621,765
46,704	Moody's Corp.	13,012,669
128,605	Raymond James Financial, Inc.	13,741,444
44,526	S&P Global, Inc.	14,913,538
115,829	T Rowe Price Group, Inc.	12,632,311
207,374	Tradeweb Markets, Inc. Class A	13,464,794
221,134	Voya Financial, Inc.	13,597,530
		208,852,543
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Energy - 3.4%
371,401	Canadian Natural Resources Ltd.	$ 20,623,897
491,054	Cenovus Energy, Inc.	9,531,358
35,230	Cheniere Energy, Inc.	5,283,091
90,204	ConocoPhillips	10,644,072
85,078	Diamondback Energy, Inc.	11,636,969
51,130	EOG Resources, Inc.	6,622,358
595,189	Halliburton Co.	23,420,687
514,327	Schlumberger N.V.	27,495,921
		115,258,353
	Food, Beverage & Tobacco - 4.2%
581,105	Coca-Cola Co.	36,964,089
232,423	General Mills, Inc.	19,488,668
512,354	Keurig Dr Pepper, Inc.	18,270,544
74,635	Monster Beverage Corp.*	7,577,692
228,527	PepsiCo., Inc.	41,285,688
192,450	Philip Morris International, Inc.	19,477,864
		143,064,545
	Health Care Equipment & Services - 8.9%
337,212	Baxter International, Inc.	17,187,696
33,006	Becton Dickinson and Co.	8,393,426
308,648	Boston Scientific Corp.*	14,281,143
238,820	Centene Corp.*	19,585,628
324,183	Dentsply Sirona, Inc.	10,321,987
93,825	DexCom, Inc.*	10,624,743
9,121	Elevance Health, Inc.	4,678,800
137,226	Encompass Health Corp.	8,207,487
33,122	Humana, Inc.	16,964,757
96,230	Insulet Corp.*	28,329,150
106,843	Intuitive Surgical, Inc.*	28,350,790
285,231	Medtronic plc	22,168,153
153,123	Stryker Corp.	37,437,042
57,645	Teleflex, Inc.	14,389,921
85,790	UnitedHealth Group, Inc.	45,484,142
103,206	Veeva Systems, Inc. Class A*	16,655,384
		303,060,249
	Household & Personal Products - 2.8%
496,673	Colgate-Palmolive Co.	39,132,866
244,825	Procter & Gamble Co.	37,105,677
368,192	Unilever plc	18,589,209
		94,827,752
	Insurance - 5.8%
173,517	Allstate Corp.	23,528,905
256,822	American International Group, Inc.	16,241,423
227,628	Brown & Brown, Inc.	12,967,967
312,115	Chubb Ltd.	68,852,569
138,599	Globe Life, Inc.	16,708,110
237,763	Marsh & McLennan Cos., Inc.	39,345,021
284,117	MetLife, Inc.	20,561,548
		198,205,543
	Materials - 4.9%
41,593	Albemarle Corp.	9,019,858
340,715	CRH plc	13,558,659
231,033	Ecolab, Inc.	33,629,163
176,418	FMC Corp.	22,016,966
121,211	Linde plc	39,536,604
74,858	Nutrien Ltd.	5,466,880
104,145	PPG Industries, Inc.	13,095,192
77,424	Reliance Steel & Aluminum Co.	15,673,715
221,598	Rio Tinto plc ADR	15,777,778
		167,774,815
	Media & Entertainment - 5.5%
729,106	Alphabet, Inc. Class A*	64,329,023
10,426	Cable One, Inc.	7,421,852
24,250	Charter Communications, Inc. Class A*	8,223,175

The accompanying notes are an integral part of these financial statements.
53

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Media & Entertainment - 5.5% - (continued)
210,190	Match Group, Inc.*	$ 8,720,783
342,277	Meta Platforms, Inc. Class A*	41,189,614
56,895	Netflix, Inc.*	16,777,198
209,809	Omnicom Group, Inc.	17,114,120
79,844	Roku, Inc.*	3,249,651
43,779	Take-Two Interactive Software, Inc.*	4,558,707
119,197	Walt Disney Co.*	10,355,835
199,810	ZoomInfo Technologies, Inc. Class A*	6,016,279
		187,956,237
	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
92,686	Agilent Technologies, Inc.	13,870,460
33,267	Alnylam Pharmaceuticals, Inc.*	7,905,902
110,120	Apellis Pharmaceuticals, Inc.*	5,694,305
281,226	AstraZeneca plc ADR	19,067,123
514,154	Avantor, Inc.*	10,843,508
232,890	Danaher Corp.	61,813,664
59,390	Eli Lilly & Co.	21,727,238
238,536	Exact Sciences Corp.*	11,809,917
64,829	Jazz Pharmaceuticals plc*	10,327,908
169,510	Johnson & Johnson	29,943,941
96,022	Novartis AG	8,689,743
922,788	Pfizer, Inc.	47,283,657
185,382	PTC Therapeutics, Inc.*	7,076,031
12,730	Regeneron Pharmaceuticals, Inc.*	9,184,568
124,672	Seagen, Inc.*	16,021,599
23,554	United Therapeutics Corp.*	6,550,132
20,847	Vertex Pharmaceuticals, Inc.*	6,020,197
		293,829,893
	Real Estate - 2.6%
184,558	American Tower Corp. REIT	39,100,458
404,009	Americold Realty Trust, Inc. REIT	11,437,495
31,471	AvalonBay Communities, Inc. REIT	5,083,196
18,836	Equinix, Inc. REIT	12,338,145
43,959	Extra Space Storage, Inc. REIT	6,469,886
51,554	Innovative Industrial Properties, Inc. REIT	5,224,998
127,048	Welltower, Inc. REIT	8,327,996
		87,982,174
	Retailing - 5.4%
402,902	Amazon.com, Inc.*	33,843,768
6,920	AutoZone, Inc.*	17,065,966
156,141	CarMax, Inc.*	9,507,425
231,658	Chewy, Inc. Class A*(3)	8,589,879
116,629	Dollar Tree, Inc.*	16,496,006
82,013	Etsy, Inc.*	9,823,517
155,407	Ross Stores, Inc.	18,038,091
684,664	TJX Cos., Inc.	54,499,254
115,140	Tory Burch LLC*(1)(2)	2,802,499
24,518	Ulta Beauty, Inc.*	11,500,658
		182,167,063
	Semiconductors & Semiconductor Equipment - 2.6%
78,166	First Solar, Inc.*	11,708,485
301,274	Micron Technology, Inc.	15,057,674
109,129	NVIDIA Corp.	15,948,112
98,726	NXP Semiconductors N.V.	15,601,670
146,115	QUALCOMM, Inc.	16,063,883
27,477	SolarEdge Technologies, Inc.*	7,783,410
70,917	Synaptics, Inc.*	6,748,462
		88,911,696
	Software & Services - 12.3%
107,338	Accenture plc Class A	28,642,072
238,806	Block, Inc.*	15,006,569
80,452	Datadog, Inc. Class A*	5,913,222
255,990	Dynatrace, Inc.*	9,804,417
185,709	Fidelity National Information Services, Inc.	12,600,356
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Software & Services - 12.3% - (continued)
61,865	FleetCor Technologies, Inc.*	$ 11,363,363
449,499	Genpact Ltd.	20,820,794
163,359	GoDaddy, Inc. Class A*	12,222,520
75,982	Guidewire Software, Inc.*	4,753,434
28,728	Intuit, Inc.	11,181,512
110,524	Mastercard, Inc. Class A	38,432,511
311,718	Microsoft Corp.	74,756,211
34,742	MongoDB, Inc. Class A*	6,838,615
91,342	Okta, Inc.*	6,241,399
42,455	Paycom Software, Inc.*	13,174,211
160,059	Salesforce, Inc.*	21,222,223
5,611	Sharecare, Inc. Earnout*(1)(2)	898
131,389	Shopify, Inc. Class A*	4,560,512
40,529	Synopsys, Inc.*	12,940,504
279,507	Visa, Inc. Class A	58,070,374
85,198	VMware, Inc. Class A*	10,458,907
681,898	Western Union Co.	9,389,735
66,157	WEX, Inc.*	10,826,593
123,077	Workday, Inc. Class A*	20,594,474
		419,815,426
	Technology Hardware & Equipment - 3.7%
252,412	Apple, Inc.	32,795,891
141,990	Arista Networks, Inc.*	17,230,486
131,395	CDW Corp.	23,464,519
177,258	Coherent Corp.*	6,221,756
101,527	F5, Inc.*	14,570,140
640,074	Flex Ltd.*	13,735,988
86,805	Lumentum Holdings, Inc.*	4,528,617
134,558	Samsung Electronics Co., Ltd.	5,906,187
23,815	Zebra Technologies Corp. Class A*	6,106,404
		124,559,988
	Telecommunication Services - 0.6%
154,346	T-Mobile U.S., Inc.*	21,608,440
	Transportation - 1.5%
59,832	J.B. Hunt Transport Services, Inc.	10,432,308
325,610	Knight-Swift Transportation Holdings, Inc.	17,065,220
116,160	Union Pacific Corp.	24,053,251
		51,550,779
	Utilities - 2.3%
533,730	AES Corp.	15,350,075
96,080	Avangrid, Inc.	4,129,518
184,220	Duke Energy Corp.	18,972,818
590,250	Exelon Corp.	25,516,507
1,335,940	Iberdrola S.A.	15,595,080
		79,563,998
	Total Common Stocks (cost $2,936,640,424)	$ 3,326,395,686
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
58	Magic Leap, Inc. Class C*(1)(2)	$ 223
50,200	Zeenk, Inc. Series D*(1)(2)	—
	Total Convertible Preferred Stocks (cost $1,227,675)	$ 223
EXCHANGE-TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
103,203	iShares Russell 1000 Growth ETF	$ 22,110,211
	Total Exchange-Traded Funds (cost $23,430,180)	$ 22,110,211

The accompanying notes are an integral part of these financial statements.
54

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
WARRANTS - 0.0%
	Software & Services - 0.0%
118,391	Zeenk, Inc. Expires 6/18/28*(1)(2)		$ —
	Total Warrants (cost $—)		$ —
	Total Long-Term Investments (cost $2,961,298,279)		$ 3,348,506,120
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.7%
$ 24,214,860	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $24,226,322; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $24,699,244		$ 24,214,860
	Securities Lending Collateral - 0.2%
1,271,161	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(4)		1,271,161
3,266,307	HSBC US Government Money Market Fund, 4.13%(4)		3,266,307
979,892	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(4)		979,892
703,582	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(4)		703,582
			6,220,942
	Total Short-Term Investments (cost $30,435,802)		$ 30,435,802
	Total Investments (cost $2,991,734,081)	99.1%	$ 3,378,941,922
	Other Assets and Liabilities	0.9%	29,272,326
	Total Net Assets	100.0%	$ 3,408,214,248
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $10,513,314 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
06/2015	HF Global, Inc.	350,600	$ 4,713,607	$ 7,709,694
12/2015	Magic Leap, Inc. Class C Convertible Preferred	58	679,566	223
07/2021	Sharecare, Inc. Earnout	5,611	—	898
11/2013	Tory Burch LLC	115,140	9,024,247	2,802,499
03/2015	Zeenk, Inc. Series D Convertible Preferred	50,200	548,109	—
12/2021	Zeenk, Inc. Expires 6/18/28 Warrants	118,391	—	—
			$ 14,965,529	$ 10,513,314

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	244	03/17/2023	$ 53,788,580	$ (3,599,008)
Total futures contracts				$ (3,599,008)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
55

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 17,665,285	$ 17,665,285	$ —	$ —
Banks	28,739,837	28,739,837	—	—
Capital Goods	253,583,846	221,094,610	24,779,542	7,709,694
Commercial & Professional Services	48,480,456	48,480,456	—	—
Consumer Durables & Apparel	102,911,443	102,911,443	—	—
Consumer Services	106,025,325	106,025,325	—	—
Diversified Financials	208,852,543	208,852,543	—	—
Energy	115,258,353	115,258,353	—	—
Food, Beverage & Tobacco	143,064,545	143,064,545	—	—
Health Care Equipment & Services	303,060,249	303,060,249	—	—
Household & Personal Products	94,827,752	76,238,543	18,589,209	—
Insurance	198,205,543	198,205,543	—	—
Materials	167,774,815	154,216,156	13,558,659	—
Media & Entertainment	187,956,237	187,956,237	—	—
Pharmaceuticals, Biotechnology & Life Sciences	293,829,893	285,140,150	8,689,743	—
Real Estate	87,982,174	87,982,174	—	—
Retailing	182,167,063	179,364,564	—	2,802,499
Semiconductors & Semiconductor Equipment	88,911,696	88,911,696	—	—
Software & Services	419,815,426	419,814,528	—	898
Technology Hardware & Equipment	124,559,988	118,653,801	5,906,187	—
Telecommunication Services	21,608,440	21,608,440	—	—
Transportation	51,550,779	51,550,779	—	—
Utilities	79,563,998	63,968,918	15,595,080	—
Convertible Preferred Stocks	223	—	—	223
Exchange-Traded Funds	22,110,211	22,110,211	—	—
Warrants	—	—	—	—
Short-Term Investments	30,435,802	6,220,942	24,214,860	—
Total	$ 3,378,941,922	$ 3,257,095,328	$ 111,333,280	$ 10,513,314
Liabilities
Futures Contracts(2)	$ (3,599,008)	$ (3,599,008)	$ —	$ —
Total	$ (3,599,008)	$ (3,599,008)	$ —	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
56

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Automobiles & Components - 0.9%
1,489,953	Ford Motor Co.	$ 17,328,154
41,846	Tesla, Inc.*	5,154,590
		22,482,744
	Banks - 5.1%
1,313,749	Bank of America Corp.	43,511,367
470,331	JP Morgan Chase & Co.	63,071,387
146,867	PNC Financial Services Group, Inc.	23,196,174
		129,778,928
	Capital Goods - 8.8%
239,271	AMETEK, Inc. Class H	33,430,944
93,152	Deere & Co.	39,939,852
280,828	Fortune Brands Home & Security, Inc.	16,038,087
127,450	IDEX Corp.	29,100,659
138,741	Illinois Tool Works, Inc.	30,564,642
527,207	Johnson Controls International plc	33,741,248
401,471	Raytheon Technologies Corp.	40,516,453
		223,331,885
	Commercial & Professional Services - 1.7%
236,508	Leidos Holdings, Inc.	24,878,276
133,944	Republic Services, Inc.	17,277,437
		42,155,713
	Consumer Durables & Apparel - 1.5%
319,732	NIKE, Inc. Class B	37,411,841
	Consumer Services - 2.0%
119,026	Airbnb, Inc. Class A*	10,176,723
155,600	McDonald's Corp.	41,005,268
		51,181,991
	Diversified Financials - 4.4%
261,394	American Express Co.	38,620,963
332,058	Charles Schwab Corp.	27,647,149
531,030	Morgan Stanley	45,148,171
		111,416,283
	Energy - 3.8%
294,468	ConocoPhillips	34,747,224
475,409	EOG Resources, Inc.	61,574,974
		96,322,198
	Food & Staples Retailing - 1.2%
382,615	Sysco Corp.	29,250,917
	Food, Beverage & Tobacco - 2.9%
158,912	Constellation Brands, Inc. Class A	36,827,856
361,047	Monster Beverage Corp.*	36,657,102
		73,484,958
	Health Care Equipment & Services - 8.2%
302,018	Abbott Laboratories	33,158,556
140,189	Becton Dickinson and Co.	35,650,063
385,737	Hologic, Inc.*	28,856,985
96,547	Laboratory Corp. of America Holdings	22,734,888
162,662	UnitedHealth Group, Inc.	86,240,139
		206,640,631
	Household & Personal Products - 3.5%
339,558	Colgate-Palmolive Co.	26,753,775
410,681	Procter & Gamble Co.	62,242,812
		88,996,587
	Insurance - 2.5%
160,690	Chubb Ltd.	35,448,214
214,795	Progressive Corp.	27,861,059
		63,309,273
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Materials - 1.1%
227,155	PPG Industries, Inc.	$ 28,562,470
	Media & Entertainment - 5.4%
1,225,712	Alphabet, Inc. Class A*	108,144,570
342,071	Walt Disney Co.*	29,719,128
		137,863,698
	Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
132,740	Danaher Corp.	35,231,851
146,440	Eli Lilly & Co.	53,573,609
1,076,186	Pfizer, Inc.	55,143,771
54,437	Regeneron Pharmaceuticals, Inc.*	39,275,751
82,257	Thermo Fisher Scientific, Inc.	45,298,107
115,929	Vertex Pharmaceuticals, Inc.*	33,477,977
		262,001,066
	Real Estate - 1.7%
109,625	AvalonBay Communities, Inc. REIT	17,706,630
215,351	Prologis, Inc. REIT	24,276,518
		41,983,148
	Retailing - 4.9%
885,235	Amazon.com, Inc.*	74,359,740
614,445	TJX Cos., Inc.	48,909,822
38,805	Tory Burch LLC*(1)(2)	944,514
		124,214,076
	Semiconductors & Semiconductor Equipment - 4.8%
260,494	Advanced Micro Devices, Inc.*	16,872,196
80,708	KLA Corp.	30,429,337
64,747	NVIDIA Corp.	9,462,127
214,568	QUALCOMM, Inc.	23,589,606
247,330	Texas Instruments, Inc. Class A	40,863,863
		121,217,129
	Software & Services - 10.6%
148,833	Global Payments, Inc.	14,782,094
265,659	GoDaddy, Inc. Class A*	19,876,606
132,305	Mastercard, Inc. Class A	46,006,418
541,740	Microsoft Corp.	129,920,087
130,224	Palo Alto Networks, Inc.*	18,171,457
169,868	Salesforce, Inc.*	22,522,798
97,080	Workday, Inc. Class A*	16,244,396
		267,523,856
	Technology Hardware & Equipment - 9.7%
862,599	Apple, Inc.	112,077,488
162,710	CDW Corp.	29,056,752
700,480	Corning, Inc.	22,373,331
134,369	F5, Inc.*	19,283,295
166,903	Motorola Solutions, Inc.	43,012,572
331,439	NetApp, Inc.	19,906,227
		245,709,665
	Utilities - 3.7%
413,179	American Electric Power Co., Inc.	39,231,346
317,179	Duke Energy Corp.	32,666,265
246,292	Eversource Energy	20,649,121
		92,546,732
	Total Common Stocks (cost $1,873,787,956)	$ 2,497,385,789
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Software & Services - 0.2%
1,871,878	Essence Group Holdings Corp. Series 3(1)(2)	$ 3,781,194

The accompanying notes are an integral part of these financial statements.
57

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2% - (continued)
	Software & Services - 0.2% - (continued)
287,204	Lookout, Inc. Series F(1)(2)		$ 1,973,091
	Total Convertible Preferred Stocks (cost $6,240,761)		$ 5,754,285
	Total Long-Term Investments (cost $1,880,028,717)		$ 2,503,140,074
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
$ 12,341,025	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $12,346,866; collateralized by U.S. Treasury Note at 2.875%, maturing 04/30/2029, with a market value of $12,587,930		$ 12,341,025
	Total Short-Term Investments (cost $12,341,025)		$ 12,341,025
	Total Investments (cost $1,892,369,742)	99.4%	$ 2,515,481,099
	Other Assets and Liabilities	0.6%	16,049,736
	Total Net Assets	100.0%	$ 2,531,530,835
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $6,698,799 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	1,871,878	$ 2,960,001	$ 3,781,194
07/2014	Lookout, Inc. Series F Convertible Preferred	287,204	3,280,760	1,973,091
11/2013	Tory Burch LLC	38,805	3,041,403	944,514
			$ 9,282,164	$ 6,698,799

(2)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
58

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 22,482,744	$ 22,482,744	$ —	$ —
Banks	129,778,928	129,778,928	—	—
Capital Goods	223,331,885	223,331,885	—	—
Commercial & Professional Services	42,155,713	42,155,713	—	—
Consumer Durables & Apparel	37,411,841	37,411,841	—	—
Consumer Services	51,181,991	51,181,991	—	—
Diversified Financials	111,416,283	111,416,283	—	—
Energy	96,322,198	96,322,198	—	—
Food & Staples Retailing	29,250,917	29,250,917	—	—
Food, Beverage & Tobacco	73,484,958	73,484,958	—	—
Health Care Equipment & Services	206,640,631	206,640,631	—	—
Household & Personal Products	88,996,587	88,996,587	—	—
Insurance	63,309,273	63,309,273	—	—
Materials	28,562,470	28,562,470	—	—
Media & Entertainment	137,863,698	137,863,698	—	—
Pharmaceuticals, Biotechnology & Life Sciences	262,001,066	262,001,066	—	—
Real Estate	41,983,148	41,983,148	—	—
Retailing	124,214,076	123,269,562	—	944,514
Semiconductors & Semiconductor Equipment	121,217,129	121,217,129	—	—
Software & Services	267,523,856	267,523,856	—	—
Technology Hardware & Equipment	245,709,665	245,709,665	—	—
Utilities	92,546,732	92,546,732	—	—
Convertible Preferred Stocks	5,754,285	—	—	5,754,285
Short-Term Investments	12,341,025	—	12,341,025	—
Total	$ 2,515,481,099	$ 2,496,441,275	$ 12,341,025	$ 6,698,799

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
59

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Banks - 5.0%
1,002,611	Bank of America Corp.	$ 33,206,477
702,881	JP Morgan Chase & Co.	94,256,342
263,814	PNC Financial Services Group, Inc.	41,666,783
		169,129,602
	Capital Goods - 6.0%
108,737	General Dynamics Corp.	26,978,737
332,593	Ingersoll Rand, Inc.	17,377,984
789,647	Johnson Controls International plc	50,537,408
102,670	Lockheed Martin Corp.	49,947,929
717,723	Otis Worldwide Corp.	56,204,888
		201,046,946
	Consumer Services - 2.2%
326,523	Hilton Worldwide Holdings, Inc.	41,259,446
126,481	McDonald's Corp.	33,331,538
		74,590,984
	Diversified Financials - 7.0%
310,927	American Express Co.	45,939,464
43,209	BlackRock, Inc.	30,619,194
707,911	Charles Schwab Corp.	58,940,670
550,479	Morgan Stanley	46,801,724
163,370	S&P Global, Inc.	54,719,148
		237,020,200
	Energy - 5.5%
332,949	Chevron Corp.	59,761,016
502,404	ConocoPhillips	59,283,672
1,064,224	TotalEnergies SE ADR	66,067,026
		185,111,714
	Food & Staples Retailing - 2.2%
294,553	Sysco Corp.	22,518,577
364,765	Walmart, Inc.	51,720,029
		74,238,606
	Food, Beverage & Tobacco - 2.3%
821,103	Keurig Dr Pepper, Inc.	29,280,533
716,828	Mondelez International, Inc. Class A	47,776,586
		77,057,119
	Health Care Equipment & Services - 8.7%
588,413	Baxter International, Inc.	29,991,411
177,620	Becton Dickinson and Co.	45,168,766
107,771	Elevance Health, Inc.	55,283,290
137,760	HCA Healthcare, Inc.	33,056,890
553,064	Medtronic plc	42,984,134
164,880	UnitedHealth Group, Inc.	87,416,078
		293,900,569
	Household & Personal Products - 1.9%
472,965	Colgate-Palmolive Co.	37,264,913
532,212	Unilever plc ADR	26,796,874
		64,061,787
	Insurance - 5.8%
599,756	American International Group, Inc.	37,928,570
180,748	Chubb Ltd.	39,873,009
697,698	MetLife, Inc.	50,492,404
350,799	Principal Financial Group, Inc.	29,439,052
384,852	Prudential Financial, Inc.	38,277,380
		196,010,415
	Materials - 3.6%
427,242	Celanese Corp. Class A	43,681,222
325,345	FMC Corp.	40,603,056
283,387	PPG Industries, Inc.	35,633,081
		119,917,359
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Media & Entertainment - 6.0%
1,629,014	Alphabet, Inc. Class A*	$ 143,727,905
1,648,492	Comcast Corp. Class A	57,647,765
		201,375,670
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
275,970	Agilent Technologies, Inc.	41,298,910
745,720	AstraZeneca plc ADR	50,559,816
735,019	Bristol-Myers Squibb Co.	52,884,617
525,427	Merck & Co., Inc.	58,296,126
460,747	Novartis AG ADR	41,798,968
1,487,670	Pfizer, Inc.	76,228,211
		321,066,648
	Real Estate - 3.8%
258,514	American Tower Corp. REIT	54,768,776
1,735,734	Host Hotels & Resorts, Inc. REIT	27,858,531
162,527	Public Storage REIT	45,538,440
		128,165,747
	Retailing - 3.5%
114,287	Home Depot, Inc.	36,098,692
175,842	Lowe's Cos., Inc.	35,034,760
582,584	TJX Cos., Inc.	46,373,686
		117,507,138
	Semiconductors & Semiconductor Equipment - 2.6%
54,666	Broadcom, Inc.	30,565,401
331,501	Micron Technology, Inc.	16,568,420
247,356	Texas Instruments, Inc. Class A	40,868,158
		88,001,979
	Software & Services - 10.6%
142,464	Accenture plc Class A	38,015,094
988,020	Cognizant Technology Solutions Corp. Class A	56,504,864
542,869	Fidelity National Information Services, Inc.	36,833,661
695,259	Microsoft Corp.	166,737,013
287,697	Visa, Inc. Class A	59,771,929
		357,862,561
	Technology Hardware & Equipment - 4.2%
599,616	Apple, Inc.	77,908,107
1,299,563	Cisco Systems, Inc.	61,911,181
		139,819,288
	Telecommunication Services - 1.8%
1,490,453	Verizon Communications, Inc.	58,723,848
	Transportation - 1.5%
662,047	Ryanair Holdings plc ADR*	49,494,634
	Utilities - 4.8%
198,603	American Electric Power Co., Inc.	18,857,355
284,507	Constellation Energy Corp.	24,527,348
390,824	Duke Energy Corp.	40,250,964
853,525	Exelon Corp.	36,897,886
259,897	Sempra Energy	40,164,482
		160,698,035
	Total Common Stocks (cost $2,187,646,878)	$ 3,314,800,849

The accompanying notes are an integral part of these financial statements.
60

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
$ 19,925,679	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $19,935,110; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $20,324,251		$ 19,925,679
	Total Short-Term Investments (cost $19,925,679)		$ 19,925,679
	Total Investments (cost $2,207,572,557)	99.1%	$ 3,334,726,528
	Other Assets and Liabilities	0.9%	30,371,329
	Total Net Assets	100.0%	$ 3,365,097,857
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 169,129,602	$ 169,129,602	$ —	$ —
Capital Goods	201,046,946	201,046,946	—	—
Consumer Services	74,590,984	74,590,984	—	—
Diversified Financials	237,020,200	237,020,200	—	—
Energy	185,111,714	185,111,714	—	—
Food & Staples Retailing	74,238,606	74,238,606	—	—
Food, Beverage & Tobacco	77,057,119	77,057,119	—	—
Health Care Equipment & Services	293,900,569	293,900,569	—	—
Household & Personal Products	64,061,787	64,061,787	—	—
Insurance	196,010,415	196,010,415	—	—
Materials	119,917,359	119,917,359	—	—
Media & Entertainment	201,375,670	201,375,670	—	—
Pharmaceuticals, Biotechnology & Life Sciences	321,066,648	321,066,648	—	—
Real Estate	128,165,747	128,165,747	—	—
Retailing	117,507,138	117,507,138	—	—
Semiconductors & Semiconductor Equipment	88,001,979	88,001,979	—	—
Software & Services	357,862,561	357,862,561	—	—
Technology Hardware & Equipment	139,819,288	139,819,288	—	—
Telecommunication Services	58,723,848	58,723,848	—	—
Transportation	49,494,634	49,494,634	—	—
Utilities	160,698,035	160,698,035	—	—
Short-Term Investments	19,925,679	—	19,925,679	—
Total	$ 3,334,726,528	$ 3,314,800,849	$ 19,925,679	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
61

Hartford Healthcare HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Biotechnology - 14.9%
50,775	Abcam plc*	$ 790,059
27,591	Alkermes plc*	720,953
3,497	Alnylam Pharmaceuticals, Inc.*	831,062
25,730	Amicus Therapeutics, Inc.*	314,163
7,899	Apellis Pharmaceuticals, Inc.*	408,457
1,616	Argenx SE ADR*	612,189
5,813	Ascendis Pharma A/S ADR*	709,942
2,457	Biogen, Inc.*	680,393
4,150	Blueprint Medicines Corp.*	181,812
13,971	Celldex Therapeutics, Inc.*	622,688
10,931	Cytokinetics, Inc.*	500,858
130,000	Everest Medicines Ltd.*(1)	287,456
18,656	Exact Sciences Corp.*	923,659
1,761	Genmab A/S*	744,542
23,829	Genus plc	855,428
7,176	Horizon Therapeutics plc*	816,629
7,718	Immunocore Holdings plc ADR*	440,466
110,000	InnoCare Pharma Ltd.*(1)(2)	190,984
66,061	Ironwood Pharmaceuticals, Inc. Class A*	818,496
3,202	Karuna Therapeutics, Inc.*	629,193
24,249	Merus N.V.*	375,132
5,382	Mirati Therapeutics, Inc.*	243,858
4,700	Moderna, Inc.*	844,214
6,893	Prothena Corp. plc*	415,303
11,894	PTC Therapeutics, Inc.*	453,994
2,132	Regeneron Pharmaceuticals, Inc.*	1,538,217
10,923	Sage Therapeutics, Inc.*	416,603
3,921	Sarepta Therapeutics, Inc.*	508,083
5,436	Seagen, Inc.*	698,580
17,508	Syndax Pharmaceuticals, Inc.*	445,579
5,443	Ultragenyx Pharmaceutical, Inc.*	252,174
6,110	Vaxcyte, Inc.*	292,975
22,696	Veracyte, Inc.*	538,576
9,213	Vertex Pharmaceuticals, Inc.*	2,660,530
254,500	Zai Lab Ltd.*	787,742
9,163	Zentalis Pharmaceuticals, Inc.*	184,543
		22,735,532
	Health Care Distributors - 0.5%
19,509	AdaptHealth Corp. Class A*	374,963
21,657	Owens & Minor, Inc.*	422,961
		797,924
	Health Care Equipment - 17.9%
18,792	Abbott Laboratories	2,063,174
16,855	AtriCure, Inc.*	748,025
26,577	Baxter International, Inc.	1,354,630
11,426	Becton Dickinson and Co.	2,905,632
78,932	Boston Scientific Corp.*	3,652,184
20,615	DexCom, Inc.*	2,334,442
6,575	DiaSorin S.p.A.	920,010
34,502	Edwards Lifesciences Corp.*	2,574,194
16,452	Glaukos Corp.*	718,623
17,506	Hologic, Inc.*	1,309,624
11,198	Inari Medical, Inc.*	711,745
6,310	Insulet Corp.*	1,857,601
5,214	QuidelOrtho Corp.*	446,683
60,486	Smith & Nephew plc	807,779
15,334	Stryker Corp.	3,749,010
5,209	Teleflex, Inc.	1,300,323
		27,453,679
	Health Care Facilities - 3.2%
19,408	Encompass Health Corp.	1,160,792
12,753	HCA Healthcare, Inc.	3,060,210
25,400	Surgery Partners, Inc.*	707,644
		4,928,646
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Health Care Services - 2.1%
7,316	Addus HomeCare Corp.*	$ 727,869
35,959	agilon health, Inc.*	580,378
5,252	Amedisys, Inc.*	438,752
5,954	Laboratory Corp. of America Holdings	1,402,048
		3,149,047
	Life Sciences Tools & Services - 10.8%
21,020	Agilent Technologies, Inc.	3,145,643
28,765	Avantor, Inc.*	606,654
7,852	Bio-Techne Corp.	650,774
25,090	Danaher Corp.	6,659,388
8,119	Illumina, Inc.*	1,641,662
55,289	NanoString Technologies, Inc.*	440,653
38,705	Syneos Health, Inc.*	1,419,699
1,573	Tecan Group AG	704,140
3,655	Waters Corp.*	1,252,130
		16,520,743
	Managed Health Care - 17.3%
52,662	Centene Corp.*	4,318,811
322,797	Hapvida Participacoes e Investimentos S.A.*(1)	310,585
9,065	Humana, Inc.	4,643,002
8,629	Molina Healthcare, Inc.*	2,849,468
27,090	UnitedHealth Group, Inc.	14,362,576
		26,484,442
	Pharmaceuticals - 31.6%
21,994	Aclaris Therapeutics, Inc.*	346,406
24,600	Astellas Pharma, Inc.	374,058
34,637	AstraZeneca plc ADR	2,348,389
46,328	Bristol-Myers Squibb Co.	3,333,300
34,600	Chugai Pharmaceutical Co., Ltd.	882,534
270,000	CSPC Pharmaceutical Group Ltd.	281,090
63,535	Daiichi Sankyo Co., Ltd.	2,044,981
17,009	Eisai Co., Ltd.	1,121,778
17,790	Elanco Animal Health, Inc.*	217,394
29,706	Eli Lilly & Co.	10,867,643
46,903	GSK plc	810,636
31,202	Hikma Pharmaceuticals plc	581,477
17,076	Intra-Cellular Therapies, Inc. Class A*	903,662
68,014	Merck & Co., Inc.	7,546,153
8,575	Novartis AG	776,015
30,176	Ono Pharmaceutical Co., Ltd.	705,321
183,239	Pfizer, Inc.	9,389,166
17,250	UCB S.A.	1,359,187
28,988	Verona Pharma plc ADR*	757,456
25,393	Zoetis, Inc.	3,721,344
		48,367,990
	Total Common Stocks (cost $118,155,520)	$ 150,438,003
RIGHTS - 0.0%
	Health Care Equipment - 0.0%
885	Abiomed, Inc. CVR*(3)	$ 903
	Total Rights (cost $903)	$ 903
	Total Long-Term Investments (cost $118,156,423)	$ 150,438,906

The accompanying notes are an integral part of these financial statements.
62

Hartford Healthcare HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
$ 1,054,974	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $1,055,473; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $1,076,112		$ 1,054,974
	Total Short-Term Investments (cost $1,054,974)		$ 1,054,974
	Total Investments (cost $119,211,397)	99.0%	$ 151,493,880
	Other Assets and Liabilities	1.0%	1,573,687
	Total Net Assets	100.0%	$ 153,067,567
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of these securities was $789,025, representing 0.5% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 22,735,532	$ 19,869,380	$ 2,866,152	$ —
Health Care Distributors	797,924	797,924	—	—
Health Care Equipment	27,453,679	25,725,890	1,727,789	—
Health Care Facilities	4,928,646	4,928,646	—	—
Health Care Services	3,149,047	3,149,047	—	—
Life Sciences Tools & Services	16,520,743	15,816,603	704,140	—
Managed Health Care	26,484,442	26,484,442	—	—
Pharmaceuticals	48,367,990	41,445,248	6,922,742	—
Rights	903	—	—	903
Short-Term Investments	1,054,974	—	1,054,974	—
Total	$ 151,493,880	$ 138,217,180	$ 13,275,797	$ 903

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
63

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Australia - 1.0%
459,520	Allkem Ltd.*	$ 3,481,189
1,886,275	South32 Ltd.	5,171,465
		8,652,654
	Brazil - 1.0%
839,679	Localiza Rent a Car S.A. Class A	8,460,803
	Canada - 6.4%
56,237	Brookfield Asset Management Ltd. Class A*	1,610,265
198,754	Cameco Corp.	4,504,993
216,724	Canadian Pacific Railway Ltd.	16,158,263
388,143	Cenovus Energy, Inc.	7,530,662
5,846	Constellation Software, Inc.	9,127,186
72,496	Nutrien Ltd.	5,292,637
324,046	Pembina Pipeline Corp.	10,999,375
13,510	Ritchie Bros Auctioneers, Inc.	780,367
		56,003,748
	China - 10.5%
341,500	Alibaba Group Holding Ltd.*	3,747,248
51,000	BYD Co., Ltd. Class H	1,251,233
307,800	China Tourism Group Duty Free Corp. Ltd. Class A	9,527,537
267,826	ENN Energy Holdings Ltd.	3,741,006
348,250	JD.com, Inc. Class A*	9,721,963
305,377	KE Holdings, Inc. ADR*	4,263,063
1,111,500	Li Ning Co., Ltd.	9,557,786
554,200	Meituan Class B*(1)	12,278,761
2,006,500	Ping An Insurance Group Co. of China Ltd. Class H	13,182,182
325,960	Proya Cosmetics Co., Ltd. Class A	7,845,119
529,500	Shanghai International Airport Co., Ltd. Class A*	4,386,501
144,091	Tencent Holdings Ltd.	6,109,511
100,088	Yum China Holdings, Inc.	5,469,809
		91,081,719
	Denmark - 1.4%
42,300	Ascendis Pharma A/S ADR*	5,166,099
16,288	Genmab A/S*	6,886,481
		12,052,580
	Finland - 1.1%
1,980,815	Nokia Oyj	9,202,267
	France - 8.8%
130,117	Airbus SE	15,471,222
589,238	AXA S.A.	16,413,520
275,387	Bureau Veritas S.A.	7,257,544
3,616	Hermes International	5,597,030
21,960	L'Oreal S.A.	7,863,822
8,339	LVMH Moet Hennessy Louis Vuitton SE	6,068,227
325,542	Renault S.A.*	10,862,891
8,681	Schneider Electric SE	1,219,113
429,936	Vallourec S.A.*	5,665,463
		76,418,832
	Germany - 7.2%
929,355	Commerzbank AG*	8,689,111
587,936	Deutsche Telekom AG	11,697,910
187,676	Infineon Technologies AG	5,703,827
362,618	RWE AG	16,030,503
147,417	Siemens AG	20,321,611
		62,442,962
	Hong Kong - 1.6%
570,000	Geely Automobile Holdings Ltd.	823,383
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Hong Kong - 1.6% - (continued)
86,800	Hong Kong Exchanges & Clearing Ltd.	$ 3,729,816
883,645	Techtronic Industries Co., Ltd.	9,814,500
		14,367,699
	India - 3.5%
744,262	Axis Bank Ltd.	8,375,653
361,563	Larsen & Toubro Ltd.*	9,087,644
432,032	Reliance Industries Ltd.	13,263,646
		30,726,943
	Indonesia - 0.8%
13,185,900	Bank Central Asia Tbk PT	7,230,330
	Ireland - 2.6%
112,074	CRH plc	4,459,954
49,364	Linde plc	16,090,743
65,289	Smurfit Kappa Group plc	2,419,631
		22,970,328
	Israel - 0.3%
17,667	CyberArk Software Ltd.*	2,290,527
	Italy - 1.9%
66,671	Ferrari N.V.	14,296,819
135,471	FinecoBank Banca Fineco S.p.A.	2,249,645
		16,546,464
	Japan - 11.8%
37,500	Bandai Namco Holdings, Inc.	2,350,478
207,100	Chiba Bank Ltd.	1,511,031
426,400	Dai-ichi Life Holdings, Inc.	9,629,549
14,525	Daikin Industries Ltd.	2,203,638
33,800	Hoya Corp.	3,237,314
178,800	Kao Corp.	7,098,438
32,122	Keyence Corp.	12,471,190
2,940,300	Mitsubishi UFJ Financial Group, Inc.	19,739,449
155,300	Mitsui Fudosan Co., Ltd. REIT	2,838,413
14,800	Oriental Land Co., Ltd.	2,153,758
481,200	Resona Holdings, Inc.	2,642,949
203,300	Sony Group Corp.	15,495,846
223,800	Subaru Corp.	3,388,347
123,287	Sysmex Corp.	7,442,908
743,199	T&D Holdings, Inc.	10,638,699
		102,842,007
	Netherlands - 0.7%
61,881	Wolters Kluwer N.V.	6,474,932
	Norway - 0.3%
76,037	Equinor ASA	2,732,788
	South Korea - 0.9%
188,177	Samsung Electronics Co., Ltd.	8,259,699
	Spain - 2.3%
1,752,163	Iberdrola S.A.	20,453,854
	Switzerland - 9.0%
213,963	Alcon, Inc.	14,681,917
26,412	Lonza Group AG	12,965,001
70,361	Nestle S.A.	8,127,354
306,340	Novartis AG	27,722,979
1,777	Partners Group Holding AG	1,573,503
42,302	Roche Holding AG	13,292,868
		78,363,622
	Taiwan - 1.9%
1,133,806	Taiwan Semiconductor Manufacturing Co., Ltd.	16,466,785

The accompanying notes are an integral part of these financial statements.
64

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Thailand - 1.3%
2,656,673	Kasikornbank PCL	$ 11,313,968
	United Kingdom - 20.0%
408,159	Allfunds Group plc	2,862,310
532,120	Anglo American plc	20,837,751
162,772	AstraZeneca plc	22,026,202
1,700,757	BAE Systems plc	17,566,101
389,939	CNH Industrial N.V.	6,255,398
277,719	Diageo plc	12,156,276
2,616,350	HSBC Holdings plc	16,214,918
107,804	London Stock Exchange Group plc	9,262,649
950,257	Prudential plc	12,957,027
281,509	Rio Tinto plc	19,813,729
318,176	Shell plc	9,022,628
145,952	Subsea 7 S.A.	1,690,072
467,902	Unilever plc	23,623,349
		174,288,410
	United States - 1.2%
599,163	Tenaris S.A.	10,507,941
	Total Common Stocks (cost $785,793,346)	$ 850,151,862
EXCHANGE-TRADED FUNDS - 0.2%
	Other Investment Pools & Funds - 0.2%
33,737	iShares MSCI ACWI ex U.S. ETF(2)	$ 1,535,034
	Total Exchange-Traded Funds (cost $1,549,935)	$ 1,535,034
RIGHTS - 0.0%
	Brazil - 0.0%
3,669	Localiza Rent a Car S.A. Expires 01/31/2023*	$ 7,477
	Total Rights (cost $—)	$ 7,477
	Total Long-Term Investments (cost $787,343,281)	$ 851,694,373
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.6%
$ 5,270,364	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $5,272,859; collateralized by U.S. Treasury Note at 2.375%, maturing 03/31/2029, with a market value of $5,375,785	$ 5,270,364
	Securities Lending Collateral - 0.2%
234,765	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(3)	234,765
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.8% - (continued)
	Securities Lending Collateral - 0.2% - (continued)
782,550	HSBC US Government Money Market Fund, 4.13%(3)		$ 782,550
234,765	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(3)		234,765
234,765	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(3)		234,765
			1,486,845
	Total Short-Term Investments (cost $6,757,209)		$ 6,757,209
	Total Investments (cost $794,100,490)	98.5%	$ 858,451,582
	Other Assets and Liabilities	1.5%	12,938,136
	Total Net Assets	100.0%	$ 871,389,718
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of this security was $12,278,761, representing 1.4% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
65

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 8,652,654	$ —	$ 8,652,654	$ —
Brazil	8,460,803	8,460,803	—	—
Canada	56,003,748	56,003,748	—	—
China	91,081,719	9,732,872	81,348,847	—
Denmark	12,052,580	5,166,099	6,886,481	—
Finland	9,202,267	—	9,202,267	—
France	76,418,832	—	76,418,832	—
Germany	62,442,962	—	62,442,962	—
Hong Kong	14,367,699	—	14,367,699	—
India	30,726,943	—	30,726,943	—
Indonesia	7,230,330	—	7,230,330	—
Ireland	22,970,328	—	22,970,328	—
Israel	2,290,527	2,290,527	—	—
Italy	16,546,464	—	16,546,464	—
Japan	102,842,007	—	102,842,007	—
Netherlands	6,474,932	—	6,474,932	—
Norway	2,732,788	—	2,732,788	—
South Korea	8,259,699	—	8,259,699	—
Spain	20,453,854	—	20,453,854	—
Switzerland	78,363,622	—	78,363,622	—
Taiwan	16,466,785	—	16,466,785	—
Thailand	11,313,968	11,313,968	—	—
United Kingdom	174,288,410	—	174,288,410	—
United States	10,507,941	—	10,507,941	—
Exchange-Traded Funds	1,535,034	1,535,034	—	—
Rights	7,477	7,477	—	—
Short-Term Investments	6,757,209	1,486,845	5,270,364	—
Total	$ 858,451,582	$ 95,997,373	$ 762,454,209	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
66

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0%
	Automobiles & Components - 1.0%
84,398	Visteon Corp.*	$ 11,041,790
	Banks - 2.6%
116,364	First Republic Bank	14,183,608
102,807	M&T Bank Corp.	14,913,183
		29,096,791
	Capital Goods - 13.9%
173,354	Axon Enterprise, Inc.*	28,764,629
146,552	Builders FirstSource, Inc.*	9,508,294
146,217	Graco, Inc.	9,834,555
100,517	IDEX Corp.	22,951,047
304,540	Ingersoll Rand, Inc.	15,912,215
65,573	Lennox International, Inc.	15,687,029
86,239	Lincoln Electric Holdings, Inc.	12,460,673
49,204	Middleby Corp.*	6,588,416
38,682	Nordson Corp.	9,195,485
37,755	Watsco, Inc.	9,416,097
180,057	Westinghouse Air Brake Technologies Corp.	17,971,489
		158,289,929
	Commercial & Professional Services - 1.9%
429,815	Dun & Bradstreet Holdings, Inc.	5,269,532
199,651	GFL Environmental, Inc.	5,835,799
78,238	Robert Half International, Inc.	5,776,312
94,566	TransUnion	5,366,620
		22,248,263
	Consumer Durables & Apparel - 4.0%
31,726	Carter's, Inc.	2,367,077
5,066	NVR, Inc.*	23,367,330
763,307	Vizio Holding Corp. Class A*(1)	5,656,105
340,724	YETI Holdings, Inc.*	14,075,308
		45,465,820
	Consumer Services - 3.2%
139,013	Choice Hotels International, Inc.	15,658,424
92,772	Hyatt Hotels Corp. Class A*	8,391,228
87,936	Wingstop, Inc.	12,101,752
		36,151,404
	Diversified Financials - 3.0%
42,679	Credit Acceptance Corp.*(1)	20,246,918
85,175	Hamilton Lane, Inc. Class A	5,440,979
128,397	Tradeweb Markets, Inc. Class A	8,336,817
		34,024,714
	Energy - 6.3%
470,466	Coterra Energy, Inc.	11,559,350
585,086	Marathon Oil Corp.	15,838,278
268,319	Ovintiv, Inc.	13,606,456
195,444	PDC Energy, Inc.	12,406,785
257,993	Targa Resources Corp.	18,962,486
		72,373,355
	Food & Staples Retailing - 0.1%
16,772	BJ's Wholesale Club Holdings, Inc.*	1,109,636
	Health Care Equipment & Services - 5.9%
270,387	Inari Medical, Inc.*	17,185,798
80,717	Insulet Corp.*	23,762,278
217,387	Integra LifeSciences Holdings Corp.*	12,188,889
54,383	Teleflex, Inc.	13,575,628
		66,712,593
	Insurance - 3.1%
15,879	Markel Corp.*	20,920,424
3,861	White Mountains Insurance Group Ltd.	5,460,728
127,631	WR Berkley Corp.	9,262,181
		35,643,333
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.0% - (continued)
	Materials - 5.4%
88,481	Ball Corp.	$ 4,524,918
15,903	Celanese Corp. Class A	1,625,923
891,744	Element Solutions, Inc.	16,220,823
112,770	FMC Corp.	14,073,696
137,485	Graphic Packaging Holding Co.	3,059,041
320,152	Silgan Holdings, Inc.	16,596,680
53,194	Steel Dynamics, Inc.	5,197,054
		61,298,135
	Media & Entertainment - 1.8%
15,042	Cable One, Inc.	10,707,798
407,656	Cargurus, Inc.*	5,711,261
103,777	Roku, Inc.*	4,223,724
		20,642,783
	Pharmaceuticals, Biotechnology & Life Sciences - 14.2%
46,946	Alnylam Pharmaceuticals, Inc.*	11,156,717
196,486	Apellis Pharmaceuticals, Inc.*	10,160,291
227,185	Bio-Techne Corp.	18,829,093
268,713	Exact Sciences Corp.*	13,303,980
55,595	ICON plc*	10,799,329
133,970	Jazz Pharmaceuticals plc*	21,342,761
85,852	Neurocrine Biosciences, Inc.*	10,254,163
228,351	PTC Therapeutics, Inc.*	8,716,158
91,021	Repligen Corp.*	15,410,765
131,306	Sage Therapeutics, Inc.*	5,008,011
66,473	Syneos Health, Inc.*	2,438,230
225,456	Ultragenyx Pharmaceutical, Inc.*	10,445,376
86,782	United Therapeutics Corp.*	24,133,206
		161,998,080
	Real Estate - 1.0%
394,859	Host Hotels & Resorts, Inc. REIT	6,337,487
103,280	Rexford Industrial Realty, Inc. REIT	5,643,219
		11,980,706
	Retailing - 3.9%
152,856	CarMax, Inc.*	9,307,402
426,832	Chewy, Inc. Class A*(1)	15,826,931
162,167	Etsy, Inc.*	19,424,363
		44,558,696
	Semiconductors & Semiconductor Equipment - 2.6%
53,760	First Solar, Inc.*	8,052,710
27,075	MKS Instruments, Inc.	2,294,065
9,721	Monolithic Power Systems, Inc.	3,437,443
52,876	Silicon Laboratories, Inc.*	7,173,687
94,060	Synaptics, Inc.*	8,950,749
		29,908,654
	Software & Services - 15.5%
124,886	Datadog, Inc. Class A*	9,179,121
389,275	Dynatrace, Inc.*	14,909,232
17,839	Fair Isaac Corp.*	10,678,069
504,297	Genpact Ltd.	23,359,037
109,601	Guidewire Software, Inc.*	6,856,639
664,698	Informatica, Inc. Class A*(1)	10,827,930
162,034	LiveRamp Holdings, Inc.*	3,798,077
60,446	MongoDB, Inc. Class A*	11,898,191
452,316	Nuvei Corp.*(1)(2)	11,493,350
559,468	Olo, Inc. Class A*	3,496,675
280,709	Q2 Holdings, Inc.*	7,542,651
387,110	Shift4 Payments, Inc. Class A*	21,651,062
137,623	Teradata Corp.*	4,632,390
60,791	VeriSign, Inc.*	12,488,903
143,399	WEX, Inc.*	23,467,246
		176,278,573
	Technology Hardware & Equipment - 4.1%
61,716	CDW Corp.	11,021,243

The accompanying notes are an integral part of these financial statements.
67

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 100.0% - (continued)
	Technology Hardware & Equipment - 4.1% - (continued)
268,997	Coherent Corp.*		$ 9,441,795
275,154	CommScope Holding Co., Inc.*		2,022,382
66,465	F5, Inc.*		9,538,392
256,789	Flex Ltd.*		5,510,692
169,959	Lumentum Holdings, Inc.*		8,866,761
			46,401,265
	Transportation - 5.5%
118,006	CH Robinson Worldwide, Inc.		10,804,629
111,148	Expeditors International of Washington, Inc.		11,550,500
80,955	J.B. Hunt Transport Services, Inc.		14,115,314
242,875	Knight-Swift Transportation Holdings, Inc.		12,729,079
253,811	U-Haul Holding Co.		13,954,529
			63,154,051
	Utilities - 1.0%
82,109	Black Hills Corp.		5,775,547
189,012	NiSource, Inc.		5,182,709
			10,958,256
	Total Common Stocks (cost $969,954,927)		$ 1,139,336,827
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 0.0%
$ 642,872	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $643,176; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $655,769		$ 642,872
	Securities Lending Collateral - 1.8%
3,190,099	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(3)		3,190,099
10,633,664	HSBC US Government Money Market Fund, 4.13%(3)		10,633,664
3,190,099	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(3)		3,190,099
3,190,099	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(3)		3,190,099
			20,203,961
	Total Short-Term Investments (cost $20,846,833)		$ 20,846,833
	Total Investments (cost $990,801,760)	101.8%	$ 1,160,183,660
	Other Assets and Liabilities	(1.8)%	(20,075,489)
	Total Net Assets	100.0%	$ 1,140,108,171
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of this security was $11,493,350, representing 1.0% of net assets.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
68

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 11,041,790	$ 11,041,790	$ —	$ —
Banks	29,096,791	29,096,791	—	—
Capital Goods	158,289,929	158,289,929	—	—
Commercial & Professional Services	22,248,263	22,248,263	—	—
Consumer Durables & Apparel	45,465,820	45,465,820	—	—
Consumer Services	36,151,404	36,151,404	—	—
Diversified Financials	34,024,714	34,024,714	—	—
Energy	72,373,355	72,373,355	—	—
Food & Staples Retailing	1,109,636	1,109,636	—	—
Health Care Equipment & Services	66,712,593	66,712,593	—	—
Insurance	35,643,333	35,643,333	—	—
Materials	61,298,135	61,298,135	—	—
Media & Entertainment	20,642,783	20,642,783	—	—
Pharmaceuticals, Biotechnology & Life Sciences	161,998,080	161,998,080	—	—
Real Estate	11,980,706	11,980,706	—	—
Retailing	44,558,696	44,558,696	—	—
Semiconductors & Semiconductor Equipment	29,908,654	29,908,654	—	—
Software & Services	176,278,573	176,278,573	—	—
Technology Hardware & Equipment	46,401,265	46,401,265	—	—
Transportation	63,154,051	63,154,051	—	—
Utilities	10,958,256	10,958,256	—	—
Short-Term Investments	20,846,833	20,203,961	642,872	—
Total	$ 1,160,183,660	$ 1,159,540,788	$ 642,872	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
69

Hartford Small Cap Growth HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6%
	Automobiles & Components - 3.3%
83,893	Fox Factory Holding Corp.*	$ 7,653,558
63,371	Patrick Industries, Inc.	3,840,283
59,873	Thor Industries, Inc.	4,519,813
49,919	Visteon Corp.*	6,530,903
		22,544,557
	Banks - 2.8%
455,933	MGIC Investment Corp.	5,927,129
149,154	Synovus Financial Corp.	5,600,732
76,886	Triumph Bancorp, Inc.*	3,757,419
69,580	Western Alliance Bancorp	4,144,185
		19,429,465
	Capital Goods - 13.4%
78,393	Ameresco, Inc. Class A*	4,479,376
99,058	Applied Industrial Technologies, Inc.	12,484,280
45,502	Armstrong World Industries, Inc.	3,120,982
44,572	Boise Cascade Co.	3,060,759
47,222	Chart Industries, Inc.*	5,441,391
41,899	Curtiss-Wright Corp.	6,996,714
124,698	Fluor Corp.*	4,322,033
30,677	Herc Holdings, Inc.	4,036,173
73,340	ITT, Inc.	5,947,874
72,293	John Bean Technologies Corp.	6,602,520
62,800	Rush Enterprises, Inc. Class A	3,283,184
180,459	Shoals Technologies Group, Inc. Class A*	4,451,923
113,463	SPX Technologies, Inc.*	7,448,846
371,617	Stem, Inc.*	3,322,256
215,428	WillScot Mobile Mini Holdings Corp.*	9,730,883
382,542	Zurn Water Solutions Corp.	8,090,763
		92,819,957
	Commercial & Professional Services - 6.9%
91,134	ASGN, Inc.*	7,425,598
30,111	CACI International, Inc. Class A*	9,051,066
71,898	Casella Waste Systems, Inc. Class A*	5,702,231
31,253	Clean Harbors, Inc.*	3,566,592
45,001	Exponent, Inc.	4,459,149
77,032	Insperity, Inc.	8,750,835
112,746	KBR, Inc.	5,952,989
19,579	Tetra Tech, Inc.	2,842,675
		47,751,135
	Consumer Durables & Apparel - 3.8%
110,608	Crocs, Inc.*	11,993,225
18,088	Deckers Outdoor Corp.*	7,220,006
171,657	YETI Holdings, Inc.*	7,091,151
		26,304,382
	Consumer Services - 4.6%
27,238	Churchill Downs, Inc.	5,758,930
113,793	Penn National Gaming, Inc.*	3,379,652
72,222	PowerSchool Holdings, Inc. Class A*	1,666,884
119,197	Texas Roadhouse, Inc. Class A	10,840,967
74,582	Wingstop, Inc.	10,263,975
		31,910,408
	Diversified Financials - 0.9%
110,484	Stifel Financial Corp.	6,448,951
	Energy - 6.0%
56,494	Chord Energy Corp.	7,728,944
141,367	Helmerich & Payne, Inc.	7,007,562
362,326	Magnolia Oil & Gas Corp. Class A	8,496,545
104,095	Ovintiv, Inc.	5,278,658
99,560	PDC Energy, Inc.	6,320,069
190,293	SM Energy Co.	6,627,905
		41,459,683
	Food & Staples Retailing - 0.8%
97,105	Performance Food Group Co.*	5,669,961
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Food, Beverage & Tobacco - 4.4%
8,720	Boston Beer Co., Inc. Class A*	$ 2,873,414
69,654	Celsius Holdings, Inc.*	7,246,802
73,682	Freshpet, Inc.*	3,888,199
32,593	Lancaster Colony Corp.	6,430,599
131,698	Simply Good Foods Co.*	5,008,475
356,821	Sovos Brands, Inc.*	5,127,518
		30,575,007
	Health Care Equipment & Services - 9.6%
24,239	Amedisys, Inc.*	2,024,926
95,433	AtriCure, Inc.*	4,235,316
92,088	Encompass Health Corp.	5,507,783
96,129	Glaukos Corp.*	4,198,915
114,744	Globus Medical, Inc. Class A*	8,522,037
110,575	Haemonetics Corp.*	8,696,724
89,771	HealthEquity, Inc.*	5,533,484
67,370	Inari Medical, Inc.*	4,282,037
14,528	Inspire Medical Systems, Inc.*	3,659,313
127,053	Integra LifeSciences Holdings Corp.*	7,123,862
23,508	ModivCare, Inc.*	2,109,373
64,709	Omnicell, Inc.*	3,262,628
207,355	Owens & Minor, Inc.*	4,049,643
15,997	Shockwave Medical, Inc.*	3,289,143
		66,495,184
	Household & Personal Products - 0.4%
305,247	Beauty Health Co.*(1)	2,777,748
	Insurance - 0.4%
120,829	James River Group Holdings Ltd.	2,526,534
	Materials - 3.7%
285,807	Axalta Coating Systems Ltd.*	7,279,504
96,441	Cabot Corp.	6,446,117
47,205	Ingevity Corp.*	3,325,120
305,892	Livent Corp.*	6,078,074
45,685	Louisiana-Pacific Corp.	2,704,552
		25,833,367
	Media & Entertainment - 1.5%
173,759	Bumble, Inc. Class A*	3,657,627
82,167	Ziff Davis, Inc.*	6,499,410
		10,157,037
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
193,663	Aclaris Therapeutics, Inc.*	3,050,192
58,053	Apellis Pharmaceuticals, Inc.*	3,001,921
86,914	Blueprint Medicines Corp.*	3,807,702
89,243	Celldex Therapeutics, Inc.*	3,977,561
130,221	Crinetics Pharmaceuticals, Inc.*	2,383,044
96,868	Cytokinetics, Inc.*	4,438,492
123,527	Denali Therapeutics, Inc.*	3,435,286
38,589	Halozyme Therapeutics, Inc.*	2,195,714
62,139	Harmony Biosciences Holdings, Inc.*	3,423,859
532,717	ImmunoGen, Inc.*	2,642,276
101,959	Inhibrx, Inc.*(1)	2,512,270
100,086	Intra-Cellular Therapies, Inc. Class A*	5,296,551
26,228	Karuna Therapeutics, Inc.*	5,153,802
76,469	Kymera Therapeutics, Inc.*	1,908,666
112,989	Morphic Holding, Inc.*	3,022,456
77,939	Pacira BioSciences, Inc.*	3,009,225
85,941	PTC Therapeutics, Inc.*	3,280,368
59,207	Replimune Group, Inc.*	1,610,430
157,249	Revance Therapeutics, Inc.*	2,902,817
133,527	Revolution Medicines, Inc.*	3,180,613
61,907	Sage Therapeutics, Inc.*	2,361,133
129,299	Syndax Pharmaceuticals, Inc.*	3,290,660
108,076	Vaxcyte, Inc.*	5,182,244

The accompanying notes are an integral part of these financial statements.
70

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 11.4% - (continued)
98,273	Veracyte, Inc.*	$ 2,332,018
95,625	Zentalis Pharmaceuticals, Inc.*	1,925,887
		79,325,187
	Real Estate - 2.3%
55,756	Agree Realty Corp. REIT	3,954,773
194,223	Phillips Edison & Co., Inc. REIT	6,184,061
66,749	Ryman Hospitality Properties, Inc. REIT	5,458,733
		15,597,567
	Retailing - 0.9%
31,765	Burlington Stores, Inc.*	6,440,671
	Semiconductors & Semiconductor Equipment - 4.2%
70,789	Axcelis Technologies, Inc.*	5,617,815
44,849	Cirrus Logic, Inc.*	3,340,354
55,754	Lattice Semiconductor Corp.*	3,617,319
44,120	MKS Instruments, Inc.	3,738,288
90,856	Power Integrations, Inc.	6,516,192
44,636	Silicon Laboratories, Inc.*	6,055,766
		28,885,734
	Software & Services - 11.8%
101,133	Alarm.com Holdings, Inc.*	5,004,061
81,110	Blackbaud, Inc.*	4,774,135
66,557	Ceridian HCM Holding, Inc.*	4,269,632
38,362	Concentrix Corp.	5,108,284
43,446	Consensus Cloud Solutions, Inc.*	2,335,657
48,821	DigitalOcean Holdings, Inc.*	1,243,471
226,794	EngageSmart, Inc.*	3,991,574
39,103	ExlService Holdings, Inc.*	6,625,221
50,939	Five9, Inc.*	3,456,720
51,269	Manhattan Associates, Inc.*	6,224,057
93,479	Olo, Inc. Class A*	584,244
96,150	Perficient, Inc.*	6,714,154
65,248	Rapid7, Inc.*	2,217,127
142,012	Repay Holdings Corp.*	1,143,197
105,967	Shift4 Payments, Inc. Class A*	5,926,734
85,902	Sprout Social, Inc. Class A*	4,850,027
584,647	Verra Mobility Corp. Class A*	8,085,668
27,535	WEX, Inc.*	4,506,103
56,490	Workiva, Inc.*	4,743,465
		81,803,531
	Technology Hardware & Equipment - 3.5%
74,692	Fabrinet *	9,577,008
66,829	Insight Enterprises, Inc.*	6,700,944
40,486	Lumentum Holdings, Inc.*	2,112,155
43,920	Novanta, Inc.*	5,967,410
		24,357,517
	Total Common Stocks (cost $560,151,882)	$ 669,113,583
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
65,177	iShares Russell 2000 Growth ETF (1)	$ 13,981,770
	Total Exchange-Traded Funds (cost $13,332,401)	$ 13,981,770
	Total Long-Term Investments (cost $573,484,283)	$ 683,095,353
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 0.3%
$ 2,151,103	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $2,152,121; collateralized by U.S. Treasury Note at 2.375%, maturing 03/31/2029, with a market value of $2,194,131		$ 2,151,103
	Securities Lending Collateral - 1.9%
2,136,179	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(2)		2,136,179
7,120,595	HSBC US Government Money Market Fund, 4.13%(2)		7,120,595
2,136,178	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(2)		2,136,178
2,136,178	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(2)		2,136,178
			13,529,130
	Total Short-Term Investments (cost $15,680,233)		$ 15,680,233
	Total Investments (cost $589,164,516)	100.8%	$ 698,775,586
	Other Assets and Liabilities	(0.8)%	(5,833,967)
	Total Net Assets	100.0%	$ 692,941,619
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
71

Hartford Small Cap Growth HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 22,544,557	$ 22,544,557	$ —	$ —
Banks	19,429,465	19,429,465	—	—
Capital Goods	92,819,957	92,819,957	—	—
Commercial & Professional Services	47,751,135	47,751,135	—	—
Consumer Durables & Apparel	26,304,382	26,304,382	—	—
Consumer Services	31,910,408	31,910,408	—	—
Diversified Financials	6,448,951	6,448,951	—	—
Energy	41,459,683	41,459,683	—	—
Food & Staples Retailing	5,669,961	5,669,961	—	—
Food, Beverage & Tobacco	30,575,007	30,575,007	—	—
Health Care Equipment & Services	66,495,184	66,495,184	—	—
Household & Personal Products	2,777,748	2,777,748	—	—
Insurance	2,526,534	2,526,534	—	—
Materials	25,833,367	25,833,367	—	—
Media & Entertainment	10,157,037	10,157,037	—	—
Pharmaceuticals, Biotechnology & Life Sciences	79,325,187	79,325,187	—	—
Real Estate	15,597,567	15,597,567	—	—
Retailing	6,440,671	6,440,671	—	—
Semiconductors & Semiconductor Equipment	28,885,734	28,885,734	—	—
Software & Services	81,803,531	81,803,531	—	—
Technology Hardware & Equipment	24,357,517	24,357,517	—	—
Exchange-Traded Funds	13,981,770	13,981,770	—	—
Short-Term Investments	15,680,233	13,529,130	2,151,103	—
Total	$ 698,775,586	$ 696,624,483	$ 2,151,103	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
72

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.6%
31,404	Thor Industries, Inc.	$ 2,370,688
31,607	Visteon Corp.*	4,135,144
		6,505,832
	Banks - 3.6%
132,627	Ameris Bancorp	6,252,037
161,017	Cadence Bank	3,970,679
133,410	Synovus Financial Corp.	5,009,546
		15,232,262
	Capital Goods - 17.6%
38,299	Acuity Brands, Inc.	6,342,697
68,771	Ameresco, Inc. Class A*	3,929,575
92,350	Applied Industrial Technologies, Inc.	11,638,870
240,536	AZEK Co., Inc. Class A*	4,887,692
49,999	Comfort Systems USA, Inc.	5,753,885
34,099	Curtiss-Wright Corp.	5,694,192
288,324	Fluor Corp.*	9,993,310
28,761	Middleby Corp.*	3,851,098
69,427	Rush Enterprises, Inc. Class A	3,629,644
91,600	Shoals Technologies Group, Inc. Class A*	2,259,772
49,399	WESCO International, Inc.*	6,184,755
122,988	WillScot Mobile Mini Holdings Corp.*	5,555,368
184,428	Zurn Water Solutions Corp.	3,900,652
		73,621,510
	Commercial & Professional Services - 3.0%
149,394	Aris Water Solution, Inc. Class A	2,152,767
58,133	Casella Waste Systems, Inc. Class A*	4,610,528
87,557	TriNet Group, Inc.*	5,936,365
		12,699,660
	Consumer Durables & Apparel - 3.1%
74,519	Crocs, Inc.*	8,080,095
96,378	Skyline Champion Corp.*	4,964,431
		13,044,526
	Consumer Services - 7.2%
89,409	Boyd Gaming Corp.	4,875,473
115,538	H&R Block, Inc.	4,218,292
260,925	PowerSchool Holdings, Inc. Class A*	6,022,149
81,234	Texas Roadhouse, Inc. Class A	7,388,232
54,296	Wingstop, Inc.	7,472,216
		29,976,362
	Diversified Financials - 1.0%
146,641	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	4,249,656
	Energy - 8.4%
134,100	Cactus, Inc. Class A	6,739,866
53,648	Chord Energy Corp.	7,339,583
198,780	Sitio Royalties Corp. Class A	5,734,812
223,749	SM Energy Co.	7,793,178
231,439	Viper Energy Partners L.P.	7,357,446
		34,964,885
	Food, Beverage & Tobacco - 2.4%
62,101	Celsius Holdings, Inc.*	6,460,988
91,237	Simply Good Foods Co.*	3,469,743
		9,930,731
	Health Care Equipment & Services - 12.2%
73,889	Acadia Healthcare Co., Inc.*	6,082,542
194,424	Cross Country Healthcare, Inc.*	5,165,846
39,458	Enovis Corp.*	2,111,792
76,151	Glaukos Corp.*	3,326,276
64,773	Globus Medical, Inc. Class A*	4,810,691
78,899	Haemonetics Corp.*	6,205,406
60,250	HealthEquity, Inc.*	3,713,810
75,772	Inari Medical, Inc.*	4,816,068
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Health Care Equipment & Services - 12.2% - (continued)
42,475	Inspire Medical Systems, Inc.*	$ 10,698,603
20,336	Shockwave Medical, Inc.*	4,181,285
		51,112,319
	Household & Personal Products - 2.5%
190,381	elf Beauty, Inc.*	10,528,069
	Materials - 3.1%
119,547	Cabot Corp.	7,990,522
247,336	Livent Corp.*	4,914,566
		12,905,088
	Media & Entertainment - 2.5%
140,807	Cargurus, Inc.*	1,972,706
132,352	Criteo S.A. ADR*	3,449,093
65,709	Ziff Davis, Inc.*	5,197,582
		10,619,381
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
158,470	Aclaris Therapeutics, Inc.*	2,495,902
71,820	Adicet Bio, Inc.*	642,071
178,628	Amicus Therapeutics, Inc.*	2,181,048
34,178	Apellis Pharmaceuticals, Inc.*	1,767,344
9,899	Ascendis Pharma A/S ADR*	1,208,965
48,766	Blueprint Medicines Corp.*	2,136,438
45,427	Celldex Therapeutics, Inc.*	2,024,681
91,710	Crinetics Pharmaceuticals, Inc.*	1,678,293
89,727	Cytokinetics, Inc.*	4,111,291
34,219	Halozyme Therapeutics, Inc.*	1,947,061
169,493	Immatics N.V.*	1,476,284
38,115	Immunocore Holdings plc ADR*	2,175,223
57,591	Intellia Therapeutics, Inc.*	2,009,350
66,754	Intra-Cellular Therapies, Inc. Class A*	3,532,622
17,644	Karuna Therapeutics, Inc.*	3,467,046
43,221	Kymera Therapeutics, Inc.*	1,078,796
81,854	Merus N.V.*	1,266,281
38,586	Prothena Corp. plc*	2,324,807
76,871	PTC Therapeutics, Inc.*	2,934,166
66,520	Revance Therapeutics, Inc.*	1,227,959
85,725	Revolution Medicines, Inc.*	2,041,970
89,073	Rocket Pharmaceuticals, Inc.*	1,743,159
90,966	Syndax Pharmaceuticals, Inc.*	2,315,085
54,261	Vaxcyte, Inc.*	2,601,815
26,459	Verona Pharma plc ADR*(1)	691,374
		51,079,031
	Real Estate - 2.7%
165,452	Phillips Edison & Co., Inc. REIT	5,267,991
71,992	Ryman Hospitality Properties, Inc. REIT	5,887,506
		11,155,497
	Retailing - 0.3%
43,094	Tory Burch LLC*(2)(3)	1,048,909
	Semiconductors & Semiconductor Equipment - 3.1%
72,949	Lattice Semiconductor Corp.*	4,732,931
30,748	MKS Instruments, Inc.	2,605,278
57,054	Synaptics, Inc.*	5,429,259
		12,767,468
	Software & Services - 9.1%
44,155	ExlService Holdings, Inc.*	7,481,182
64,424	Five9, Inc.*	4,371,813
264,045	Jamf Holding Corp.*	5,624,158
41,782	Manhattan Associates, Inc.*	5,072,335
30,926	Perficient, Inc.*	2,159,562
141,178	RingCentral, Inc. Class A*	4,997,701
591,394	Verra Mobility Corp. Class A*	8,178,979
		37,885,730

The accompanying notes are an integral part of these financial statements.
73

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.8% - (continued)
	Technology Hardware & Equipment - 3.2%
122,543	Calix, Inc.*		$ 8,385,618
36,781	Novanta, Inc.*		4,997,434
			13,383,052
	Total Common Stocks (cost $409,246,764)		$ 412,709,968
EXCHANGE-TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
9,730	iShares Russell 2000 Growth ETF (1)		$ 2,087,279
	Total Exchange-Traded Funds (cost $2,012,293)		$ 2,087,279
	Total Long-Term Investments (cost $411,259,057)		$ 414,797,247
SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.3%
$ 1,007,407	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $1,007,884; collateralized by U.S. Treasury Note at 2.375%, maturing 03/31/2029, with a market value of $1,027,598		$ 1,007,407
	Securities Lending Collateral - 0.6%
415,000	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(4)		415,000
1,383,333	HSBC US Government Money Market Fund, 4.13%(4)		1,383,333
415,000	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(4)		415,000
415,000	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(4)		415,000
			2,628,333
	Total Short-Term Investments (cost $3,635,740)		$ 3,635,740
	Total Investments (cost $414,894,797)	100.2%	$ 418,432,987
	Other Assets and Liabilities	(0.2)%	(838,098)
	Total Net Assets	100.0%	$ 417,594,889
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,048,909 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	43,094	$ 3,377,559	$ 1,048,909

(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
74

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 6,505,832	$ 6,505,832	$ —	$ —
Banks	15,232,262	15,232,262	—	—
Capital Goods	73,621,510	73,621,510	—	—
Commercial & Professional Services	12,699,660	12,699,660	—	—
Consumer Durables & Apparel	13,044,526	13,044,526	—	—
Consumer Services	29,976,362	29,976,362	—	—
Diversified Financials	4,249,656	4,249,656	—	—
Energy	34,964,885	34,964,885	—	—
Food, Beverage & Tobacco	9,930,731	9,930,731	—	—
Health Care Equipment & Services	51,112,319	51,112,319	—	—
Household & Personal Products	10,528,069	10,528,069	—	—
Materials	12,905,088	12,905,088	—	—
Media & Entertainment	10,619,381	10,619,381	—	—
Pharmaceuticals, Biotechnology & Life Sciences	51,079,031	51,079,031	—	—
Real Estate	11,155,497	11,155,497	—	—
Retailing	1,048,909	—	—	1,048,909
Semiconductors & Semiconductor Equipment	12,767,468	12,767,468	—	—
Software & Services	37,885,730	37,885,730	—	—
Technology Hardware & Equipment	13,383,052	13,383,052	—	—
Exchange-Traded Funds	2,087,279	2,087,279	—	—
Short-Term Investments	3,635,740	2,628,333	1,007,407	—
Total	$ 418,432,987	$ 416,376,671	$ 1,007,407	$ 1,048,909

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
75

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 1.2%
106,424	PNC Financial Services Group, Inc.	$ 16,808,607
	Capital Goods - 15.2%
37,709	Deere & Co.	16,168,111
148,157	General Dynamics Corp.	36,759,233
231,322	Honeywell International, Inc.	49,572,304
48,508	Lockheed Martin Corp.	23,598,657
91,285	Northrop Grumman Corp.	49,806,009
365,178	Raytheon Technologies Corp.	36,853,764
		212,758,078
	Consumer Durables & Apparel - 3.3%
395,675	NIKE, Inc. Class B	46,297,932
	Consumer Services - 3.0%
159,491	McDonald's Corp.	42,030,663
	Diversified Financials - 1.9%
183,491	American Express Co.	27,110,795
	Food & Staples Retailing - 1.9%
58,281	Costco Wholesale Corp.	26,605,276
	Food, Beverage & Tobacco - 7.2%
549,221	Coca-Cola Co.	34,935,948
584,383	Diageo plc	25,579,528
227,105	PepsiCo., Inc.	41,028,789
		101,544,265
	Health Care Equipment & Services - 10.7%
441,630	Baxter International, Inc.	22,509,881
337,347	Medtronic plc	26,218,609
183,953	Stryker Corp.	44,974,669
105,510	UnitedHealth Group, Inc.	55,939,292
		149,642,451
	Household & Personal Products - 6.1%
566,716	Colgate-Palmolive Co.	44,651,554
269,649	Procter & Gamble Co.	40,868,002
		85,519,556
	Insurance - 5.3%
162,090	Chubb Ltd.	35,757,054
234,231	Marsh & McLennan Cos., Inc.	38,760,546
		74,517,600
	Materials - 4.9%
210,237	Ecolab, Inc.	30,602,098
118,163	Linde plc	38,542,407
		69,144,505
	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
127,410	Danaher Corp.	33,817,162
220,258	Johnson & Johnson	38,908,576
209,071	Merck & Co., Inc.	23,196,427
293,878	Pfizer, Inc.	15,058,309
		110,980,474
	Real Estate - 2.7%
95,442	American Tower Corp. REIT	20,220,342
63,570	Public Storage REIT	17,811,678
		38,032,020
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.7% - (continued)
	Retailing - 5.9%
83,872	Home Depot, Inc.		$ 26,491,810
714,851	TJX Cos., Inc.		56,902,140
			83,393,950
	Semiconductors & Semiconductor Equipment - 2.3%
194,368	Texas Instruments, Inc. Class A		32,113,481
	Software & Services - 12.0%
121,864	Accenture plc Class A		32,518,190
110,205	Automatic Data Processing, Inc.		26,323,566
99,265	Mastercard, Inc. Class A		34,517,418
152,879	Microsoft Corp.		36,663,442
183,208	Visa, Inc. Class A		38,063,294
			168,085,910
	Transportation - 6.2%
243,134	Canadian National Railway Co.		28,881,590
152,174	Union Pacific Corp.		31,510,670
157,496	United Parcel Service, Inc. Class B		27,379,105
			87,771,365
	Total Common Stocks (cost $783,685,678)		$ 1,372,356,928
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
$ 18,016,914	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $18,025,442; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $18,377,258		$ 18,016,914
	Total Short-Term Investments (cost $18,016,914)		$ 18,016,914
	Total Investments (cost $801,702,592)	99.0%	$ 1,390,373,842
	Other Assets and Liabilities	1.0%	13,914,122
	Total Net Assets	100.0%	$ 1,404,287,964
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
76

Hartford Stock HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 16,808,607	$ 16,808,607	$ —	$ —
Capital Goods	212,758,078	212,758,078	—	—
Consumer Durables & Apparel	46,297,932	46,297,932	—	—
Consumer Services	42,030,663	42,030,663	—	—
Diversified Financials	27,110,795	27,110,795	—	—
Food & Staples Retailing	26,605,276	26,605,276	—	—
Food, Beverage & Tobacco	101,544,265	75,964,737	25,579,528	—
Health Care Equipment & Services	149,642,451	149,642,451	—	—
Household & Personal Products	85,519,556	85,519,556	—	—
Insurance	74,517,600	74,517,600	—	—
Materials	69,144,505	69,144,505	—	—
Pharmaceuticals, Biotechnology & Life Sciences	110,980,474	110,980,474	—	—
Real Estate	38,032,020	38,032,020	—	—
Retailing	83,393,950	83,393,950	—	—
Semiconductors & Semiconductor Equipment	32,113,481	32,113,481	—	—
Software & Services	168,085,910	168,085,910	—	—
Transportation	87,771,365	87,771,365	—	—
Short-Term Investments	18,016,914	—	18,016,914	—
Total	$ 1,390,373,842	$ 1,346,777,400	$ 43,596,442	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
77

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5%
	Asset-Backed - Automobile - 2.0%
$ 225,000	American Credit Acceptance Receivables Trust 4.55%, 10/13/2026(1)	$ 220,583
2,375,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	2,283,431
3,960,000	Carvana Auto Receivables Trust 4.13%, 04/12/2027	3,857,152
1,590,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	1,518,707
1,775,161	Drive Auto Receivables Trust 2.70%, 02/16/2027	1,748,273
	Exeter Automobile Receivables Trust
3,714,468	2.58%, 09/15/2025(1)	3,652,125
1,378,697	2.73%, 12/15/2025(1)	1,350,734
1,500,000	4.57%, 01/15/2027	1,472,033
649,000	6.03%, 08/16/2027	650,117
2,031,000	Flagship Credit Auto Trust 4.69%, 07/17/2028(1)	1,983,920
365,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	357,594
1,975,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	1,928,690
	Santander Drive Auto Receivables Trust
665,000	1.48%, 01/15/2027	634,528
2,995,000	4.42%, 11/15/2027	2,899,566
955,000	4.43%, 03/15/2027	929,089
660,000	4.72%, 06/15/2027	643,511
2,615,000	5.95%, 01/17/2028	2,642,252
	Westlake Automobile Receivables Trust
1,930,000	1.65%, 02/17/2026(1)	1,828,946
2,227,004	2.72%, 11/15/2024(1)	2,212,470
2,285,000	4.31%, 09/15/2027(1)	2,225,140
		35,038,861
	Asset-Backed - Credit Card - 0.1%
2,210,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	2,108,462
	Asset-Backed - Finance & Insurance - 4.9%
5,645,000	Bain Capital Credit CLO Ltd. 5.54%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	5,463,112
3,660,000	BlueMountain CLO Ltd. 5.34%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	3,544,326
1,910,000	Carlyle U.S. CLO Ltd. 5.14%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(2)	1,845,536
4,175,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,004,364
834,223	Fieldstone Mortgage Investment Trust 4.93%, 05/25/2036, 1 mo. USD LIBOR + 0.540%(2)	566,507
3,267,261	First Franklin Mortgage Loan Trust 4.87%, 04/25/2036, 1 mo. USD LIBOR + 0.480%(2)	2,939,675
6,190,000	Madison Park Funding Ltd. 5.20%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	6,033,152
	Pretium Mortgage Credit Partners LLC
1,781,532	2.49%, 07/25/2051(1)(3)	1,646,727
4,599,587	2.98%, 01/25/2052(1)(3)	4,112,739
	Progress Residential Trust
3,312,091	1.51%, 10/17/2038(1)	2,825,379
1,135,000	3.20%, 04/17/2039(1)	1,030,301
885,650	4.45%, 06/17/2039(1)	831,844
5,155,000	Regatta Funding Ltd. 5.40%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	4,997,262
5,870,000	RR LLC 5.23%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	5,711,445
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Asset-Backed - Finance & Insurance - 4.9% - (continued)
$ 5,375,000	RR Ltd. 5.19%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	$ 5,230,305
354,379	Securitized Asset-Backed Receivables LLC Trust 4.57%, 07/25/2036, 1 mo. USD LIBOR + 0.180%(2)	123,437
5,775,000	Sound Point CLO Ltd. 5.43%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	5,558,045
	Symphony CLO Ltd.
327,348	4.96%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	326,836
6,615,000	5.21%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(2)	6,417,946
5,815,000	Thompson Park CLO Ltd. 5.08%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(2)	5,648,104
	Venture CLO Ltd.
5,775,000	5.21%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	5,510,973
2,255,000	5.32%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	2,156,964
4,988,167	Voya CLO Ltd. 5.09%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	4,937,143
4,560,000	Wellfleet CLO Ltd. 5.41%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	4,405,261
		85,867,383
	Asset-Backed - Home Equity - 0.3%
	GSAA Home Equity Trust
4,401,490	4.55%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(2)	1,411,154
1,940,201	4.75%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(2)	497,996
499,913	5.98%, 06/25/2036(4)	131,124
58,010	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 4.69%, 06/25/2036, 1 mo. USD LIBOR + 0.300%(2)	50,211
1,214,369	Morgan Stanley Mortgage Loan Trust 4.73%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(2)	370,264
	Soundview Home Loan Trust
1,741,115	4.57%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	1,562,823
358,021	4.89%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(2)	331,077
		4,354,649
	Commercial Mortgage-Backed Securities - 4.4%
	BBCMS Mortgage Trust
24,496,521	1.46%, 02/15/2050(4)(5)	1,144,470
1,000,000	4.60%, 06/15/2055(4)	965,186
8,553,000	5.29%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	8,402,024
1,300,000	5.44%, 12/15/2055	1,338,116
425,000	5.71%, 12/15/2055	446,172
	Benchmark Mortgage Trust
19,357,775	0.51%, 07/15/2051(4)(5)	328,093
8,797,124	0.53%, 01/15/2051(4)(5)	174,407
8,683,019	1.03%, 08/15/2052(4)(5)	360,915
25,710,494	1.22%, 03/15/2062(4)(5)	1,332,074
10,382,887	1.52%, 01/15/2054(4)(5)	899,885
2,753,570	1.79%, 07/15/2053(4)(5)	216,269
2,335,000	BPR Trust 7.57%, 08/15/2024, 1 mo. USD SOFR + 3.232%(1)(2)	2,297,821
3,992,857	BX Commercial Mortgage Trust 5.37%, 10/15/2036, 1 mo. USD SOFR + 1.034%(1)(2)	3,943,628

The accompanying notes are an integral part of these financial statements.
78

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Commercial Mortgage-Backed Securities - 4.4% - (continued)
$ 2,377,494	BX Trust 6.79%, 08/15/2039, 1 mo. USD SOFR + 2.451%(1)(2)	$ 2,372,816
2,920,000	CAMB Commercial Mortgage Trust 6.87%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,780,667
3,344,985	CD Mortgage Trust 2.46%, 08/10/2049	3,061,180
	Citigroup Commercial Mortgage Trust
16,973,336	0.90%, 07/10/2047(4)(5)	185,327
20,260,528	1.02%, 04/10/2048(4)(5)	375,077
2,357,000	4.08%, 11/15/2049(4)	1,989,141
1,223,783	Citigroup Mortgage Loan Trust 6.23%, 11/25/2070(1)(3)	1,206,208
	Commercial Mortgage Trust
6,590,630	0.51%, 02/10/2047(4)(5)	25,272
2,779,881	0.64%, 08/10/2046(4)(5)	5,119
841,000	2.82%, 01/10/2039(1)	722,427
151,460	2.85%, 10/15/2045	150,618
553,867	3.10%, 03/10/2046	552,089
389,666	3.21%, 03/10/2046	387,070
1,046,906	3.61%, 06/10/2046(4)	1,040,261
860,000	3.90%, 01/10/2039(1)(4)	702,341
630,000	4.07%, 02/10/2047(4)	618,166
1,045,000	4.21%, 08/10/2046(4)	1,037,914
535,000	4.24%, 02/10/2047(4)	525,857
451,150	4.27%, 07/10/2045(4)	448,387
1,481,000	4.75%, 10/15/2045(1)(4)	680,371
2,780,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	2,220,866
19,962	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	19,588
	CSAIL Commercial Mortgage Trust
53,250,091	0.72%, 06/15/2057(4)(5)	669,535
2,279,104	0.90%, 11/15/2048(4)(5)	47,211
7,040,228	1.86%, 01/15/2049(4)(5)	330,469
4,267,620	DBJPM Mortgage Trust 1.71%, 09/15/2053(4)(5)	296,438
	GS Mortgage Securities Trust
39,993,824	0.06%, 07/10/2046(4)(5)	1,140
929,202	0.09%, 08/10/2044(1)(4)(5)	2
4,340,000	2.95%, 11/05/2034(1)	3,795,565
785,121	4.07%, 01/10/2047	768,208
2,215,000	5.00%, 04/10/2047(1)(4)	1,671,629
365,000	5.07%, 08/15/2036, 1 mo. USD SOFR + 0.731%(1)(2)	359,755
	JP Morgan Chase Commercial Mortgage Securities Trust
1,605,029	2.73%, 10/15/2045(1)(4)	1,251,120
1,400,000	2.81%, 01/16/2037(1)	1,265,146
1,290,924	4.06%, 12/15/2047(1)(4)	1,067,914
	JPMBB Commercial Mortgage Securities Trust
3,827,234	0.57%, 05/15/2048(4)(5)	41,153
17,019,967	0.60%, 09/15/2047(4)(5)	125,071
90,374	3.36%, 07/15/2045	89,698
	Morgan Stanley Bank of America Merrill Lynch Trust
9,596,851	0.95%, 12/15/2047(4)(5)	127,772
1,286,042	0.97%, 10/15/2048(4)(5)	21,082
795,172	4.26%, 10/15/2046(4)	786,143
	Morgan Stanley Capital Trust
7,190,691	1.33%, 06/15/2050(4)(5)	270,376
1,460,000	5.08%, 07/15/2049(1)(4)	801,769
82,680	5.27%, 10/12/2052(1)(4)	36,252
790,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(4)	540,793
5,410,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	4,982,989
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Commercial Mortgage-Backed Securities - 4.4% - (continued)
$ 3,357,201	UBS Commercial Mortgage Trust 1.08%, 08/15/2050(4)(5)	$ 124,838
	UBS-Barclays Commercial Mortgage Trust
4,680	3.18%, 03/10/2046	4,671
522,397	3.24%, 04/10/2046	518,546
	Wells Fargo Commercial Mortgage Trust
25,291,616	0.88%, 09/15/2057(4)(5)	496,234
14,783,361	1.07%, 05/15/2048(4)(5)	262,369
3,085,000	2.94%, 10/15/2049	2,827,350
430,000	4.15%, 05/15/2048(4)	367,513
	Wells Fargo N.A.
19,924,372	0.60%, 11/15/2062(4)(5)	638,554
9,691,616	0.64%, 11/15/2062(4)(5)	339,825
32,945,252	0.71%, 11/15/2050(4)(5)	911,351
3,756,482	0.77%, 11/15/2054(4)(5)	113,393
17,949,145	0.81%, 09/15/2062(4)(5)	745,776
35,301,570	0.88%, 01/15/2063(4)(5)	1,633,202
12,652,243	0.89%, 05/15/2062(4)(5)	543,748
20,695,413	1.78%, 03/15/2063(4)(5)	2,050,069
2,545,000	2.04%, 02/15/2054	2,032,450
	WF-RBS Commercial Mortgage Trust
450,000	3.35%, 05/15/2045	445,239
441,397	3.72%, 05/15/2047	429,645
230,000	4.05%, 03/15/2047	225,630
1,095,000	4.15%, 08/15/2046(4)	1,082,252
710,000	5.00%, 06/15/2044(1)(4)	473,801
		78,569,508
	Other Asset-Backed Securities - 2.7%
485,721	Aaset Trust 3.35%, 01/16/2040(1)	389,078
	Affirm Asset Securitization Trust
531,591	1.90%, 01/15/2025(1)	517,158
195,532	3.46%, 10/15/2024(1)	193,930
1,055,000	Amur Equipment Finance Receivables LLC 5.30%, 06/21/2028(1)	1,043,657
885,000	Arbor Realty Commercial Real Estate Notes Ltd. 5.42%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	859,629
1,945,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	1,852,497
1,039,415	CF Hippolyta Issuer LLC 1.99%, 07/15/2060(1)	858,652
4,485,000	Columbia Cent CLO 27 Ltd. 5.55%, 01/25/2035, 3 mo. USD LIBOR + 1.190%(1)(2)	4,336,354
	Domino's Pizza Master Issuer LLC
2,285,200	2.66%, 04/25/2051(1)	1,899,346
1,410,125	3.67%, 10/25/2049(1)	1,217,383
3,144,000	4.12%, 07/25/2048(1)	2,975,372
2,492,589	GSAMP Trust 4.48%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	1,495,456
1,015,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	990,074
461,306	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	420,602
	Pretium Mortgage Credit Partners LLC
1,864,223	1.87%, 07/25/2051(1)(3)	1,648,575
3,680,815	1.99%, 02/25/2061(1)(3)	3,242,588
1,405,000	Progress Residential Trust 4.75%, 10/27/2039(1)	1,353,400
440,512	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	333,391
3,604,442	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	3,259,391
1,435,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,257,513
	Towd Point Mortgage Trust
782,202	2.75%, 10/25/2056(1)(4)	769,047

The accompanying notes are an integral part of these financial statements.
79

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Other Asset-Backed Securities - 2.7% - (continued)
$ 641,746	2.75%, 07/25/2057(1)(4)	$ 625,249
3,153,757	Tricon Residential Trust 4.85%, 07/17/2040(1)	2,961,986
450,358	Upstart Securitization Trust 0.83%, 07/20/2031(1)	441,051
2,467,042	VOLT XCIV LLC 2.24%, 02/27/2051(1)(3)	2,236,956
	Wendy's Funding LLC
4,969,325	2.37%, 06/15/2051(1)	4,009,296
5,869,615	2.78%, 06/15/2051(1)	4,570,522
1,976,000	3.88%, 03/15/2048(1)	1,778,781
767,250	Wingstop Funding LLC 2.84%, 12/05/2050(1)	647,981
		48,184,915
	Whole Loan Collateral CMO - 9.1%
3,405,832	510 Asset Backed Trust 2.12%, 06/25/2061(1)(3)	3,055,703
	Alternative Loan Trust
123,896	4.93%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	108,421
664,035	5.03%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(2)	523,260
588,444	5.75%, 05/25/2036	261,202
	Angel Oak Mortgage Trust
1,566,345	0.91%, 01/25/2066(1)(4)	1,322,343
1,231,037	0.99%, 04/25/2053(1)(4)	1,145,444
1,249,969	0.99%, 04/25/2066(1)(4)	1,010,132
2,137,152	1.82%, 11/25/2066(1)(4)	1,768,036
1,579,134	Arroyo Mortgage Trust 3.35%, 04/25/2049(1)(4)	1,461,639
	Banc of America Funding Trust
629,567	4.95%, 05/20/2047, 1 mo. USD LIBOR + 0.600%(2)	552,199
2,182,472	5.77%, 05/25/2037(4)	1,910,732
84,156	6.35%, 01/25/2037(3)	72,866
491,275	BCAP LLC Trust 4.75%, 03/25/2037, 1 mo. USD LIBOR + 0.360%(2)	425,088
115,874	Bear Stearns Adjustable Rate Mortgage Trust 5.23%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	107,162
512,743	Bear Stearns Alt-A Trust 4.89%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	655,634
186,122	Bear Stearns Mortgage Funding Trust 4.57%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	153,166
	BRAVO Residential Funding Trust
884,444	0.94%, 02/25/2049(1)(4)	791,472
860,199	0.97%, 03/25/2060(1)(4)	796,312
	CHL Mortgage Pass-Through Trust
238,156	3.63%, 11/20/2035(4)	209,218
1,010,268	3.63%, 09/25/2047(4)	873,869
	COLT Mortgage Loan Trust
2,054,640	0.91%, 06/25/2066(1)(4)	1,659,387
4,729,146	1.11%, 10/25/2066(1)(4)	3,779,647
	Connecticut Avenue Securities Trust
686,930	6.48%, 07/25/2042, 1 mo. USD SOFR + 2.550%(1)(2)	689,076
86,497	6.54%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	86,286
678,155	6.54%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	662,814
78,683	6.69%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	78,586
1,024,201	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	742,489
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
	CSMC Trust
$ 1,937,488	0.94%, 05/25/2066(1)(4)	$ 1,497,556
1,307,015	1.80%, 12/27/2060(1)(4)	1,163,238
2,314,475	1.84%, 10/25/2066(1)(4)	1,848,712
5,159,147	2.27%, 11/25/2066(1)(4)	4,435,445
1,481,629	3.25%, 04/25/2047(1)(4)	1,317,129
875,780	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(4)	736,882
1,015,179	Eagle RE Ltd. 6.09%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	1,011,852
	Ellington Financial Mortgage Trust
848,519	0.93%, 06/25/2066(1)(4)	653,934
2,420,651	2.21%, 01/25/2067(1)(4)	2,036,792
	Fannie Mae Connecticut Avenue Securities
914,476	7.94%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	932,862
1,567,544	8.74%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	1,614,722
360,120	9.29%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	369,493
4,842,613	FirstKey Homes Trust 4.25%, 07/17/2039(1)	4,579,378
	GCAT Trust
1,750,087	1.04%, 05/25/2066(1)(4)	1,473,197
1,686,222	1.92%, 08/25/2066(1)(4)	1,478,880
16,736	GMACM Mortgage Loan Trust 2.98%, 04/19/2036(4)	12,541
	GSR Mortgage Loan Trust
794,697	3.80%, 01/25/2036(4)	761,872
800,316	4.69%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	220,461
	HarborView Mortgage Loan Trust
582,122	4.72%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	508,832
2,052,077	4.82%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,848,475
5,024,352	Imperial Fund Mortgage Trust 3.64%, 03/25/2067(1)(3)	4,569,963
684,607	IndyMac Index Mortgage Loan Trust 3.08%, 03/25/2036(4)	478,212
111,484	JP Morgan Mortgage Trust 3.48%, 04/25/2037(4)	81,824
776,428	LCM L.P. 5.28%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	771,776
	Legacy Mortgage Asset Trust
1,302,703	1.75%, 04/25/2061(1)(3)	1,089,606
1,690,689	1.75%, 07/25/2061(1)(3)	1,542,985
3,140,749	6.25%, 11/25/2059(1)(3)	3,138,265
602,694	Lehman XS Trust 4.81%, 07/25/2046, 1 mo. USD LIBOR + 0.420%(2)	548,926
	LSTAR Securities Investment Ltd.
3,044,373	5.82%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(2)	2,655,844
2,159,681	6.17%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	1,925,762
965,996	7.87%, 04/01/2024, 1 mo. USD LIBOR + 3.500%(1)(2)	947,714
1,842,385	7.87%, 05/01/2024, 1 mo. USD LIBOR + 3.500%(1)(2)	1,784,407
166,933	MASTR Adjustable Rate Mortgages Trust 3.87%, 11/21/2034(4)	149,763
2,911,586	MFA LLC 2.36%, 03/25/2060(1)(3)	2,692,212
	MFA Trust
260,740	1.01%, 01/26/2065(1)(4)	238,016
1,330,277	1.03%, 11/25/2064(1)(4)	1,081,815
1,126,194	1.15%, 04/25/2065(1)(4)	1,023,157

The accompanying notes are an integral part of these financial statements.
80

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
	New Residential Mortgage Loan Trust
$ 908,157	0.94%, 10/25/2058(1)(4)	$ 804,854
392,150	2.49%, 09/25/2059(1)(4)	353,728
1,418,544	3.50%, 08/25/2059(1)(4)	1,312,417
1,608,418	3.75%, 11/26/2035(1)(4)	1,490,349
1,610,654	3.75%, 11/25/2056(1)(4)	1,472,289
2,824,982	4.00%, 02/25/2057(1)(4)	2,657,849
2,808,351	4.00%, 03/25/2057(1)(4)	2,633,692
2,211,267	4.00%, 04/25/2057(1)(4)	2,089,522
1,521,468	4.00%, 05/25/2057(1)(4)	1,415,325
2,550,966	4.00%, 08/27/2057(1)(4)	2,386,263
1,104,553	4.00%, 12/25/2057(1)(4)	1,036,646
1,832,951	5.14%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	1,757,300
1,426,601	5.89%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	1,394,970
3,788,049	NMLT Trust 1.19%, 05/25/2056(1)(4)	2,978,653
791,098	Oaktown Re Ltd. 5.94%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	790,449
4,251,022	OBX Trust 2.31%, 11/25/2061(1)(4)	3,649,271
	Preston Ridge Partners Mortgage Trust LLC
2,362,643	1.79%, 06/25/2026(1)(3)	2,137,365
2,191,040	1.79%, 07/25/2026(1)(3)	1,978,338
4,144,231	1.87%, 04/25/2026(1)(3)	3,704,900
680,719	2.36%, 11/25/2025(1)(3)	628,677
1,863,581	2.49%, 10/25/2026(1)(3)	1,689,476
3,961,841	2.95%, 10/25/2025(1)(3)	3,822,265
576,073	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	514,481
419,629	Residential Accredit Loans, Inc. 6.00%, 12/25/2035	352,262
	Seasoned Credit Risk Transfer Trust
2,140,058	2.50%, 08/25/2059	1,820,352
1,859,117	3.50%, 11/25/2057	1,715,535
4,968,511	3.50%, 07/25/2058	4,548,217
986,435	3.50%, 08/25/2058	899,466
3,867,892	3.50%, 10/25/2058	3,511,431
	Starwood Mortgage Residential Trust
708,131	0.94%, 05/25/2065(1)(4)	641,575
3,404,427	1.92%, 11/25/2066(1)(4)	2,825,770
83,358	Structured Agency Credit Risk Trust 6.04%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(2)	83,248
2,840,000	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(3)	2,685,770
	Towd Point Mortgage Trust
197,665	2.75%, 04/25/2057(1)(4)	195,111
1,576,849	2.75%, 06/25/2057(1)(4)	1,496,009
5,346,916	2.92%, 11/30/2060(1)(4)	4,289,430
1,068,367	3.77%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	1,057,279
	VCAT LLC
2,075,079	1.74%, 05/25/2051(1)(3)	1,803,652
649,648	2.12%, 03/27/2051(1)(3)	587,406
	Verus Securitization Trust
1,204,272	0.92%, 02/25/2064(1)(4)	1,092,220
1,539,639	0.94%, 07/25/2066(1)(4)	1,179,137
1,076,380	1.03%, 02/25/2066(1)(4)	895,321
2,318,394	1.82%, 11/25/2066(1)(4)	1,956,161
4,698,271	1.83%, 10/25/2066(1)(4)	3,949,929
	WaMu Mortgage Pass-Through Certificates Trust
1,507,727	2.51%, 12/25/2046, 12 mo. USD MTA + 0.820%(2)	1,265,076
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.5% - (continued)
	Whole Loan Collateral CMO - 9.1% - (continued)
$ 629,729	3.23%, 06/25/2037(4)	$ 543,556
280,096	5.23%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(2)	250,738
		160,468,413
	Total Asset & Commercial Mortgage-Backed Securities (cost $456,915,751)	$ 414,592,191
CORPORATE BONDS - 25.9%
	Aerospace/Defense - 0.4%
	Boeing Co.
705,000	5.04%, 05/01/2027	$ 698,002
1,390,000	5.15%, 05/01/2030	1,359,850
	L3Harris Technologies, Inc.
185,000	2.90%, 12/15/2029	158,321
1,112,000	3.85%, 06/15/2023	1,105,455
3,070,000	Lockheed Martin Corp. 5.10%, 11/15/2027	3,141,576
845,000	Northrop Grumman Corp. 5.15%, 05/01/2040	823,644
		7,286,848
	Agriculture - 0.5%
3,790,000	BAT Capital Corp. 4.74%, 03/16/2032	3,373,948
1,955,000	BAT International Finance plc 4.45%, 03/16/2028	1,816,256
1,760,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	771,006
	Philip Morris International, Inc.
1,855,000	5.13%, 11/17/2027	1,870,560
830,000	5.63%, 11/17/2029	844,501
335,000	Reynolds American, Inc. 5.70%, 08/15/2035	303,032
		8,979,303
	Apparel - 0.2%
550,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)(7)	491,464
3,550,000	William Carter Co. 5.63%, 03/15/2027(1)	3,405,228
		3,896,692
	Auto Manufacturers - 0.0%
860,000	General Motors Financial Co., Inc. 3.60%, 06/21/2030	726,097
	Auto Parts & Equipment - 0.0%
880,000	Autozone, Inc. 4.75%, 08/01/2032	854,585
	Beverages - 0.2%
1,699,000	Anheuser-Busch InBev Worldwide, Inc. 5.45%, 01/23/2039	1,704,265
517,000	Constellation Brands, Inc. 3.15%, 08/01/2029	454,090
1,790,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	1,668,786
		3,827,141
	Biotechnology - 0.3%
	CSL Finance plc
1,325,000	4.05%, 04/27/2029(1)	1,251,630
795,000	4.25%, 04/27/2032(1)(7)	751,160
	Royalty Pharma plc
3,565,000	2.15%, 09/02/2031	2,705,308
750,000	2.20%, 09/02/2030	588,182
		5,296,280
	Chemicals - 0.1%
1,600,000	Celanese US Holdings LLC 6.17%, 07/15/2027	1,580,411

The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Commercial Banks - 5.7%
	Bank of America Corp.
$ 275,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 6 mo. USD SOFR + 1.530% thereafter)(8)	$ 211,717
185,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 6 mo. USD SOFR + 1.370% thereafter)(8)	141,503
2,150,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.220% thereafter)(8)	1,661,770
965,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.210% thereafter)(8)	758,532
7,680,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.320% thereafter)(8)	6,167,023
3,050,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(8)	2,630,112
1,860,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(8)	1,723,731
1,630,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 6 mo. USD SOFR + 2.040% thereafter)(8)	1,594,339
940,000	5.02%, 07/22/2033, (5.02% fixed rate until 07/22/2032; 6 mo. USD SOFR + 2.160% thereafter)(8)	895,450
3,685,000	Bank of Ireland Group plc 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 12 mo. USD CMT + 2.650% thereafter)(1)(8)	3,655,458
	Barclays plc
490,000	5.75%, 08/09/2033, (5.75% fixed rate until 08/09/2032; 12 mo. USD CMT + 3.000% thereafter)(8)	464,403
960,000	7.39%, 11/02/2028, (7.39% fixed rate until 11/02/2027; 12 mo. USD CMT + 3.300% thereafter)(8)	1,000,716
	BNP Paribas S.A.
890,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 6 mo. USD SOFR + 1.004% thereafter)(1)(8)	777,629
1,275,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 6 mo. USD SOFR + 2.074% thereafter)(1)(8)	1,171,554
1,875,000	2.59%, 01/20/2028, (2.59% fixed rate until 01/20/2027; 6 mo. USD SOFR + 1.228% thereafter)(1)(8)	1,651,706
2,305,000	4.38%, 03/01/2033, (4.38% fixed rate until 03/01/2028; 5 yr. USD Swap + 1.483 % thereafter)(1)(8)	2,040,636
	Credit Suisse Group AG
865,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 6 mo. USD SOFR + 1.730% thereafter)(1)(8)	600,301
1,015,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 6 mo. USD SOFR + 3.700% thereafter)(1)(8)	925,685
6,415,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 6 mo. USD SOFR + 3.920% thereafter)(1)(8)	5,645,943
1,970,000	Danske Bank A/S 5.38%, 01/12/2024(1)	1,954,218
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Commercial Banks - 5.7% - (continued)
$ 1,545,000	Deutsche Bank AG 2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 6 mo. USD SOFR + 1.219% thereafter)(8)	$ 1,311,943
	Goldman Sachs Group, Inc.
2,810,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 6 mo. USD SOFR + 1.248% thereafter)(8)	2,187,690
3,500,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.281% thereafter)(8)	2,793,180
320,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 6 mo. USD SOFR + 1.264% thereafter)(8)	253,531
840,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(8)	768,620
3,035,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(8)	2,832,384
	HSBC Holdings plc
440,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 6 mo. USD SOFR + 1.285% thereafter)(8)	357,205
2,300,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(8)	2,121,424
2,940,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 6 mo. USD SOFR + 2.530% thereafter)(8)	2,556,327
6,085,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 6 mo. USD SOFR + 2.870% thereafter)(8)	5,653,560
	JP Morgan Chase & Co.
1,560,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 6 mo. USD SOFR + 1.180% thereafter)(8)	1,237,355
955,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 6 mo. USD SOFR + 1.250% thereafter)(8)	767,835
1,025,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(8)	931,788
595,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	534,980
3,215,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(8)	3,067,930
2,230,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(8)	2,059,611
3,175,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 6 mo. USD SOFR + 1.560% thereafter)(8)	3,025,158
430,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 6 mo. USD SOFR + 1.800% thereafter)(8)	399,420
2,245,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.990% thereafter)(8)	2,193,673
155,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.080% thereafter)(8)	148,286

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Commercial Banks - 5.7% - (continued)
	Morgan Stanley
$ 4,595,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 6 mo. USD SOFR + 1.034% thereafter)(8)	$ 3,464,855
2,540,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 6 mo. USD SOFR + 1.020% thereafter)(8)	1,922,956
1,875,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 6 mo. USD SOFR + 1.000% thereafter)(8)	1,668,372
240,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 6 mo. USD SOFR + 1.200% thereafter)(8)	187,766
2,000,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(8)	1,841,950
515,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(8)	481,987
365,000	4.89%, 07/20/2033, (4.89% fixed rate until 07/20/2032; 6 mo. USD SOFR + 2.076% thereafter)(8)	344,036
5,020,000	Societe Generale S.A. 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 12 mo. USD CMT + 3.200% thereafter)(1)(8)	4,713,112
2,385,000	Standard Chartered plc 7.77%, 11/16/2028, (7.77% fixed rate until 11/16/2027; 12 mo. USD CMT + 3.450% thereafter)(1)(8)	2,531,275
1,310,000	Truist Bank 2.25%, 03/11/2030	1,062,169
1,220,000	UBS Group AG 4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 12 mo. USD CMT + 1.750% thereafter)(1)(8)	1,169,192
	Wells Fargo & Co.
665,000	3.00%, 10/23/2026	615,385
1,555,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 6 mo. USD SOFR + 1.500% thereafter)(8)	1,314,541
1,215,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 6 mo. USD SOFR + 1.320% thereafter)(8)	1,176,745
1,530,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 6 mo. USD SOFR + 1.980% thereafter)(8)	1,493,988
5,495,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 6 mo. USD SOFR + 2.100% thereafter)(8)	5,203,061
765,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 6 mo. USD SOFR + 4.501% thereafter)(8)	678,624
		100,744,340
	Commercial Services - 0.9%
	Ashtead Capital, Inc.
1,190,000	4.00%, 05/01/2028(1)	1,088,154
4,990,000	4.38%, 08/15/2027(1)	4,690,800
700,000	5.50%, 08/11/2032(1)	671,758
	Howard University
1,000,000	2.70%, 10/01/2029	848,401
1,000,000	2.90%, 10/01/2031	821,414
720,000	3.48%, 10/01/2041	524,230
	Service Corp. International
2,500,000	3.38%, 08/15/2030	2,057,900
385,000	4.63%, 12/15/2027	358,835
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Commercial Services - 0.9% - (continued)
$ 4,561,000	5.13%, 06/01/2029	$ 4,276,161
	United Rentals North America, Inc.
140,000	4.00%, 07/15/2030	119,672
445,000	4.88%, 01/15/2028	421,704
		15,879,029
	Construction Materials - 0.3%
3,340,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	2,960,081
	Standard Industries, Inc.
535,000	3.38%, 01/15/2031(1)	403,274
3,370,000	4.38%, 07/15/2030(1)	2,746,296
		6,109,651
	Diversified Financial Services - 0.6%
3,325,000	Capital One Financial Corp. 5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 6 mo. USD SOFR + 2.600% thereafter)(8)	3,173,327
7,400,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	6,898,291
	Intercontinental Exchange, Inc.
455,000	4.35%, 06/15/2029	441,077
225,000	4.60%, 03/15/2033	215,205
165,000	4.95%, 06/15/2052	153,832
		10,881,732
	Electric - 2.5%
1,235,000	Alabama Power Co. 3.45%, 10/01/2049	895,262
705,000	Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	545,670
	Cleco Corporate Holdings LLC
1,215,000	3.38%, 09/15/2029	1,036,215
75,000	4.97%, 05/01/2046	63,631
1,050,000	Consolidated Edison Co. of New York, Inc. 3.20%, 12/01/2051	731,663
1,360,000	Dominion Energy, Inc. 5.38%, 11/15/2032	1,352,118
1,525,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,324,361
	Duke Energy Corp.
2,845,000	2.55%, 06/15/2031	2,325,818
1,515,000	4.50%, 08/15/2032	1,428,166
780,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	543,978
	Duke Energy Progress LLC
490,000	4.00%, 04/01/2052	395,053
670,000	4.38%, 03/30/2044	579,726
470,000	Edison International 6.95%, 11/15/2029	491,800
955,000	Emera, Inc. 6.75%, 06/15/2076, (6.75% fixed rate until 06/15/2026; 3 mo. USD LIBOR + 5.440% thereafter)(8)	917,010
945,000	Enel Finance International N.V. 5.00%, 06/15/2032(1)	849,784
	Evergy, Inc.
730,000	2.45%, 09/15/2024	693,446
715,000	2.90%, 09/15/2029	619,210
	Georgia Power Co.
940,000	4.30%, 03/15/2042	811,882
450,000	4.70%, 05/15/2032	435,428
1,465,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,420,242
1,370,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	1,158,865
1,075,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	871,616
1,210,000	National Rural Utilities Cooperative Finance Corp. 4.80%, 03/15/2028(7)	1,201,673
2,560,000	NextEra Energy Capital Holdings, Inc. 4.63%, 07/15/2027	2,521,122

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Electric - 2.5% - (continued)
$ 1,705,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	$ 1,414,627
705,000	Oglethorpe Power Corp. 4.50%, 04/01/2047(1)(7)	563,519
	Pacific Gas and Electric Co.
3,780,000	2.50%, 02/01/2031	2,953,644
260,000	4.40%, 03/01/2032	227,684
3,191,000	4.95%, 07/01/2050	2,487,523
529,000	5.25%, 03/01/2052	430,925
1,630,000	5.90%, 06/15/2032	1,597,130
2,070,000	Puget Energy, Inc. 3.65%, 05/15/2025	1,970,329
	Sempra Energy
1,615,000	3.40%, 02/01/2028	1,501,134
720,000	3.80%, 02/01/2038	592,485
205,000	4.00%, 02/01/2048	161,302
	Southern California Edison Co.
1,700,000	2.75%, 02/01/2032	1,427,923
1,550,000	2.85%, 08/01/2029	1,351,885
271,000	4.00%, 04/01/2047	212,608
1,700,000	4.70%, 06/01/2027	1,667,254
295,000	5.85%, 11/01/2027	304,191
1,200,000	Southern Co. 3.70%, 04/30/2030	1,086,463
720,000	Xcel Energy, Inc. 4.60%, 06/01/2032	689,765
		43,854,130
	Energy-Alternate Sources - 0.2%
2,650,000	Energo-Pro AS 8.50%, 02/04/2027(1)	2,420,695
1,085,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	1,089,807
845,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	807,398
		4,317,900
	Engineering & Construction - 0.3%
1,615,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	1,302,595
3,178,404	International Airport Finance S.A. 12.00%, 03/15/2033(1)(7)	3,125,563
		4,428,158
	Entertainment - 0.5%
	Warnermedia Holdings, Inc.
930,000	4.28%, 03/15/2032(1)	767,129
4,170,000	5.14%, 03/15/2052(1)	3,046,257
400,000	5.39%, 03/15/2062(1)	291,111
4,525,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	3,897,606
		8,002,103
	Environmental Control - 0.2%
4,475,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	4,240,062
	Food - 0.2%
	Conagra Brands, Inc.
411,000	4.85%, 11/01/2028	400,364
75,000	5.40%, 11/01/2048	69,756
705,000	Mondelez International, Inc. 3.00%, 03/17/2032	605,189
3,070,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	3,048,541
		4,123,850
	Gas - 0.1%
	NiSource, Inc.
1,090,000	3.49%, 05/15/2027	1,028,080
990,000	3.60%, 05/01/2030	884,521
		1,912,601
	Healthcare - Products - 0.9%
	Alcon Finance Corp.
1,164,000	2.75%, 09/23/2026(1)	1,066,405
915,000	3.00%, 09/23/2029(1)	798,783
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Healthcare - Products - 0.9% - (continued)
$ 455,000	5.38%, 12/06/2032(7)	$ 459,589
340,000	5.75%, 12/06/2052	343,049
3,220,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	2,925,821
2,805,000	Baxter International, Inc. 2.54%, 02/01/2032	2,235,299
	GE HealthCare Technologies, Inc.
1,075,000	5.65%, 11/15/2027(1)	1,089,637
1,690,000	5.86%, 03/15/2030(1)	1,733,470
715,000	5.91%, 11/22/2032(1)	743,252
	GSK Consumer Healthcare Capital U.S. LLC
1,650,000	3.38%, 03/24/2029	1,486,916
265,000	3.63%, 03/24/2032	233,822
2,812,000	Hologic, Inc. 4.63%, 02/01/2028(1)	2,649,734
		15,765,777
	Healthcare - Services - 0.9%
	Centene Corp.
850,000	2.45%, 07/15/2028	716,739
95,000	3.38%, 02/15/2030	80,310
435,000	4.25%, 12/15/2027	408,367
5,230,000	4.63%, 12/15/2029	4,781,209
360,000	CommonSpirit Health 3.35%, 10/01/2029	314,322
90,000	Elevance Health, Inc. 5.35%, 10/15/2025	91,074
1,890,000	Humana, Inc. 3.70%, 03/23/2029	1,733,698
	Kaiser Foundation Hospitals
355,000	2.81%, 06/01/2041	258,877
1,170,000	3.00%, 06/01/2051	803,563
770,000	Sutter Health 3.36%, 08/15/2050	525,980
	UnitedHealth Group, Inc.
1,280,000	2.75%, 05/15/2040	934,852
190,000	3.50%, 08/15/2039	156,100
1,180,000	4.00%, 05/15/2029	1,127,431
415,000	4.20%, 05/15/2032	395,082
240,000	4.95%, 05/15/2062	225,605
1,820,000	5.25%, 02/15/2028	1,863,443
1,430,000	5.35%, 02/15/2033	1,479,685
190,000	5.88%, 02/15/2053	205,578
260,000	6.05%, 02/15/2063	284,161
		16,386,076
	Home Builders - 0.3%
2,465,000	PulteGroup, Inc. 5.50%, 03/01/2026	2,475,449
	Taylor Morrison Communities, Inc.
540,000	5.13%, 08/01/2030(1)	469,077
2,558,000	5.75%, 01/15/2028(1)	2,395,190
		5,339,716
	Insurance - 0.8%
	Athene Global Funding
1,780,000	2.65%, 10/04/2031(1)	1,364,469
3,010,000	2.72%, 01/07/2029(1)	2,490,749
	Corebridge Financial, Inc.
650,000	3.85%, 04/05/2029(1)	593,288
280,000	3.90%, 04/05/2032(1)	246,446
4,085,000	6.88%, 12/15/2052, (6.88% fixed rate until 09/15/2027; 5 year USD CMT + 3.846% thereafter)(1)(8)	3,797,640
3,390,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	2,830,613
1,300,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	1,200,865
130,000	Unum Group 4.13%, 06/15/2051	89,423
830,000	Willis North America, Inc. 3.60%, 05/15/2024	807,663
		13,421,156
	Internet - 0.6%
460,000	Amazon.com, Inc. 3.88%, 08/22/2037	410,344

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Internet - 0.6% - (continued)
	Go Daddy Operating Co. LLC
$ 770,000	3.50%, 03/01/2029(1)	$ 649,688
3,995,000	5.25%, 12/01/2027(1)	3,781,108
	NortonLifeLock, Inc.
4,490,000	5.00%, 04/15/2025(1)	4,367,310
625,000	6.75%, 09/30/2027(1)	612,500
		9,820,950
	Iron/Steel - 0.1%
	ArcelorMittal S.A.
580,000	6.55%, 11/29/2027	582,862
390,000	6.80%, 11/29/2032	387,396
EUR 1,755,000	Metinvest B.V. 5.63%, 06/17/2025(1)	1,010,708
	Steel Dynamics, Inc.
$ 75,000	3.25%, 10/15/2050	48,928
380,000	3.45%, 04/15/2030	335,199
		2,365,093
	IT Services - 0.3%
5,820,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	5,156,302
	Machinery-Diversified - 0.1%
1,801,000	Otis Worldwide Corp. 2.57%, 02/15/2030	1,517,369
	Media - 1.3%
	Charter Communications Operating LLC / Charter Communications Operating Capital
935,000	4.40%, 04/01/2033	802,889
765,000	5.13%, 07/01/2049	581,797
3,165,000	6.48%, 10/23/2045	2,866,328
55,000	6.83%, 10/23/2055	50,981
	Comcast Corp.
1,659,000	2.94%, 11/01/2056	1,033,853
65,000	3.20%, 07/15/2036	52,934
10,000	3.25%, 11/01/2039	7,831
1,495,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	1,194,474
	Discovery Communications LLC
1,970,000	4.00%, 09/15/2055	1,189,281
790,000	5.20%, 09/20/2047	590,410
2,196,000	5.30%, 05/15/2049	1,672,169
	Paramount Global
170,000	4.20%, 06/01/2029	151,758
1,125,000	4.20%, 05/19/2032	924,020
1,710,000	4.38%, 03/15/2043	1,183,221
2,645,000	4.95%, 01/15/2031	2,357,233
	Sirius XM Radio, Inc.
3,550,000	3.13%, 09/01/2026(1)	3,152,187
590,000	4.13%, 07/01/2030(1)	486,874
780,000	Time Warner Cable LLC 6.55%, 05/01/2037	745,604
3,900,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	4,346,117
		23,389,961
	Mining - 0.2%
1,945,000	Anglo American Capital plc 2.63%, 09/10/2030(1)	1,584,922
1,505,000	Freeport Indonesia PT 5.32%, 04/14/2032(1)	1,380,437
		2,965,359
	Office/Business Equipment - 0.4%
	CDW LLC / CDW Finance Corp.
485,000	2.67%, 12/01/2026	430,592
5,898,000	3.25%, 02/15/2029	5,023,267
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Office/Business Equipment - 0.4% - (continued)
$ 450,000	3.28%, 12/01/2028	$ 385,272
430,000	3.57%, 12/01/2031	353,619
		6,192,750
	Oil & Gas - 1.1%
	Aker BP ASA
775,000	2.00%, 07/15/2026(1)	685,412
465,000	3.10%, 07/15/2031(1)	381,718
150,000	4.00%, 01/15/2031(1)	132,048
	BP Capital Markets America, Inc.
1,005,000	2.94%, 06/04/2051	666,693
285,000	3.00%, 02/24/2050	191,761
90,000	3.38%, 02/08/2061	62,085
330,000	3.63%, 04/06/2030	303,466
	ConocoPhillips Co.
60,000	3.80%, 03/15/2052	47,609
365,000	4.03%, 03/15/2062	290,252
570,000	Continental Resources, Inc. 5.75%, 01/15/2031(1)	530,771
	Diamondback Energy, Inc.
380,000	6.25%, 03/15/2033	386,483
450,000	6.25%, 03/15/2053	437,903
1,805,000	Ecopetrol S.A. 4.63%, 11/02/2031	1,379,265
	Energean Israel Finance Ltd.
860,000	4.50%, 03/30/2024(1)(6)	829,900
735,000	4.88%, 03/30/2026(1)(6)	678,331
695,000	5.88%, 03/30/2031(1)(6)	605,519
190,000	EQT Corp. 5.70%, 04/01/2028	188,968
	Equinor ASA
675,000	3.63%, 04/06/2040	558,439
455,000	3.70%, 04/06/2050	361,683
	Hess Corp.
782,000	7.13%, 03/15/2033	845,682
285,000	7.30%, 08/15/2031	310,357
2,045,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(6)	1,978,742
	Ovintiv, Inc.
355,000	6.50%, 08/15/2034	358,657
785,000	6.63%, 08/15/2037	792,581
	Shell International Finance B.V.
485,000	2.88%, 11/26/2041	354,370
620,000	3.00%, 11/26/2051	421,923
575,000	3.25%, 04/06/2050	415,525
2,320,000	Tullow Oil plc 7.00%, 03/01/2025(1)(7)	1,400,160
2,140,000	Var Energi ASA 7.50%, 01/15/2028(1)	2,179,808
2,200,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	2,088,923
		19,865,034
	Packaging & Containers - 0.3%
4,650,000	Ball Corp. 4.00%, 11/15/2023	4,557,553
	Pharmaceuticals - 0.1%
	CVS Health Corp.
435,000	4.13%, 04/01/2040	363,825
660,000	5.13%, 07/20/2045	598,871
		962,696
	Pipelines - 0.9%
	Energy Transfer L.P.
775,000	4.95%, 06/15/2028	750,725
875,000	5.25%, 04/15/2029	848,669
175,000	5.30%, 04/01/2044	148,615
635,000	5.55%, 02/15/2028	628,752
750,000	5.75%, 02/15/2033	733,770
855,000	6.13%, 12/15/2045	795,856
	Enterprise Products Operating LLC
155,000	4.25%, 02/15/2048	124,567
665,000	4.95%, 10/15/2054	557,518

The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Pipelines - 0.9% - (continued)
$ 125,000	EQM Midstream Partners L.P. 6.50%, 07/01/2027(1)	$ 119,469
547,056	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	439,230
	MPLX L.P.
1,610,000	4.95%, 09/01/2032	1,514,694
600,000	4.95%, 03/14/2052	493,516
895,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	730,370
	ONEOK, Inc.
985,000	3.10%, 03/15/2030	828,005
980,000	3.40%, 09/01/2029	849,247
380,000	4.55%, 07/15/2028	359,288
865,000	6.10%, 11/15/2032	870,393
237,000	6.35%, 01/15/2031	241,448
1,429,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.80%, 09/15/2030	1,245,382
	Targa Resources Corp.
975,000	4.20%, 02/01/2033	841,982
930,000	6.25%, 07/01/2052	883,435
280,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	251,318
505,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	439,544
1,220,000	Williams Cos., Inc. 4.65%, 08/15/2032	1,139,525
		15,835,318
	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
320,000	2.70%, 04/15/2031	261,279
1,130,000	3.65%, 03/15/2027	1,056,965
960,000	Crown Castle, Inc. 2.90%, 03/15/2027	874,944
1,660,000	EPR Properties 4.95%, 04/15/2028	1,418,630
	GLP Capital L.P. / GLP Financing II, Inc.
435,000	4.00%, 01/15/2031	373,143
1,025,000	5.30%, 01/15/2029	969,845
1,535,000	5.75%, 06/01/2028	1,504,271
2,240,000	SBA Tower Trust 2.84%, 01/15/2050(1)	2,112,429
	VICI Properties L.P.
2,332,000	4.95%, 02/15/2030	2,219,871
515,000	5.13%, 05/15/2032	476,864
		11,268,241
	Retail - 0.7%
	FirstCash, Inc.
3,352,000	4.63%, 09/01/2028(1)	2,942,924
1,735,000	5.63%, 01/01/2030(1)	1,544,263
	Gap, Inc.
2,041,000	3.63%, 10/01/2029(1)	1,439,721
3,819,000	3.88%, 10/01/2031(1)	2,664,192
	Home Depot, Inc.
675,000	3.30%, 04/15/2040	540,825
680,000	4.50%, 09/15/2032	666,273
892,000	Lowe's Cos., Inc. 5.00%, 04/15/2033	873,485
1,520,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	1,475,248
		12,146,931
	Semiconductors - 0.7%
	Broadcom, Inc.
2,115,000	3.42%, 04/15/2033(1)	1,701,359
2,540,000	4.00%, 04/15/2029(1)	2,311,924
	Intel Corp.
1,110,000	3.10%, 02/15/2060	690,995
1,550,000	4.00%, 08/05/2029	1,476,922
1,590,000	4.90%, 08/05/2052	1,414,708
	Marvell Technology, Inc.
1,730,000	2.45%, 04/15/2028	1,466,970
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.9% - (continued)
	Semiconductors - 0.7% - (continued)
$ 465,000	2.95%, 04/15/2031	$ 375,129
330,000	Micron Technology, Inc. 6.75%, 11/01/2029	336,355
940,000	NVIDIA Corp. 3.50%, 04/01/2040	766,051
385,000	NXP B.V. / NXP Funding LLC 5.55%, 12/01/2028	384,905
	Qorvo, Inc.
575,000	3.38%, 04/01/2031(1)	461,977
275,000	4.38%, 10/15/2029	243,166
		11,630,461
	Software - 1.3%
5,959,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	5,157,515
3,542,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	3,214,386
1,870,000	MSCI, Inc. 4.00%, 11/15/2029(1)	1,628,835
	Open Text Corp.
3,075,000	3.88%, 12/01/2029(1)	2,473,123
1,525,000	6.90%, 12/01/2027(1)	1,525,000
600,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	466,377
	Oracle Corp.
3,455,000	3.85%, 04/01/2060	2,313,724
140,000	4.00%, 07/15/2046	102,795
570,000	4.00%, 11/15/2047	419,669
1,005,000	4.10%, 03/25/2061	702,123
70,000	4.13%, 05/15/2045	53,107
1,805,000	6.15%, 11/09/2029	1,877,890
3,245,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	3,045,535
		22,980,079
	Telecommunications - 0.7%
	AT&T, Inc.
3,294,000	3.55%, 09/15/2055	2,207,783
580,000	3.65%, 06/01/2051	411,336
1,266,000	3.80%, 12/01/2057	880,404
3,170,000	Nokia Oyj 4.38%, 06/12/2027	2,994,802
	Rogers Communications, Inc.
235,000	3.80%, 03/15/2032(1)	203,639
975,000	4.55%, 03/15/2052(1)	756,385
	T-Mobile USA, Inc.
219,000	2.05%, 02/15/2028	188,452
1,390,000	3.88%, 04/15/2030	1,262,412
465,000	5.20%, 01/15/2033	462,709
	Verizon Communications, Inc.
1,330,000	2.36%, 03/15/2032	1,055,768
555,000	3.85%, 11/01/2042	442,666
90,000	4.00%, 03/22/2050	71,022
1,143,000	4.27%, 01/15/2036	1,029,059
		11,966,437
	Trucking & Leasing - 0.4%
3,775,000	DAE Funding LLC 1.55%, 08/01/2024(1)	3,514,371
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,675,000	2.70%, 11/01/2024(1)	1,579,668
1,575,000	4.00%, 07/15/2025(1)	1,508,117
1,170,000	4.40%, 07/01/2027(1)	1,111,891
		7,714,047
	Total Corporate Bonds (cost $517,418,381)	$ 458,188,219

The accompanying notes are an integral part of these financial statements.
86

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5%
	Angola - 0.1%
	Angolan Government International Bond
$ 1,600,000	8.00%, 11/26/2029(6)	$ 1,400,896
310,000	8.75%, 04/14/2032(1)	267,933
		1,668,829
	Benin - 0.1%
EUR 2,640,000	Benin Government International Bond 4.95%, 01/22/2035(1)	2,044,347
	Bermuda - 0.1%
	Bermuda Government International Bond
$ 735,000	2.38%, 08/20/2030(1)	620,000
1,825,000	5.00%, 07/15/2032(1)	1,811,612
		2,431,612
	Brazil - 0.5%
BRL 47,432,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	7,837,487
	Chile - 0.1%
EUR 3,865,000	Chile Government International Bond 1.25%, 01/22/2051	2,221,392
	Colombia - 0.2%
	Colombia Government International Bond
$ 2,685,000	5.00%, 06/15/2045	1,824,724
395,000	5.20%, 05/15/2049	268,871
1,180,000	5.63%, 02/26/2044	865,041
		2,958,636
	Egypt - 0.1%
	Egypt Government International Bond
1,375,000	7.90%, 02/21/2048(6)	866,415
720,000	8.50%, 01/31/2047(6)	478,567
595,000	8.88%, 05/29/2050(1)	401,174
		1,746,156
	Ghana - 0.0%
418,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	156,750
	Hungary - 0.3%
EUR 5,610,000	Hungary Government International Bond 1.63%, 04/28/2032(6)	4,300,940
	Indonesia - 0.2%
	Indonesia Government International Bond
3,795,000	1.10%, 03/12/2033	2,949,823
240,000	2.15%, 07/18/2024(6)	251,127
470,000	2.63%, 06/14/2023(6)	501,825
		3,702,775
	Ivory Coast - 0.1%
1,965,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(6)	1,655,780
	Mexico - 0.3%
6,185,000	Mexico Government International Bond 1.45%, 10/25/2033	4,692,848
	North Macedonia - 0.2%
	North Macedonia Government International Bond
1,825,000	2.75%, 01/18/2025(6)	1,817,352
2,165,000	3.68%, 06/03/2026(1)	2,131,078
		3,948,430
	Panama - 0.2%
	Panama Government International Bond
$ 5,000,000	3.87%, 07/23/2060	3,205,579
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Panama - 0.2% - (continued)
$ 555,000	4.50%, 01/19/2063	$ 390,722
350,000	6.40%, 02/14/2035	354,991
		3,951,292
	Philippines - 0.3%
	Philippine Government International Bond
EUR 4,330,000	1.20%, 04/28/2033	3,556,786
1,010,000	1.75%, 04/28/2041	735,293
		4,292,079
	Romania - 0.4%
	Romanian Government International Bond
2,970,000	2.63%, 12/02/2040(1)	1,769,308
3,725,000	2.75%, 04/14/2041(6)	2,230,988
1,315,000	3.38%, 02/08/2038(6)	948,719
3,241,000	4.63%, 04/03/2049(6)	2,502,874
		7,451,889
	Saudi Arabia - 0.1%
2,615,000	Saudi Government International Bond 2.00%, 07/09/2039(6)	2,071,987
	Senegal - 0.1%
	Senegal Government International Bond
785,000	4.75%, 03/13/2028(6)	723,165
$ 2,115,000	6.25%, 05/23/2033(6)	1,742,760
		2,465,925
	United Arab Emirates - 0.1%
2,455,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	2,033,732
	Total Foreign Government Obligations (cost $90,014,035)	$ 61,632,886
MUNICIPAL BONDS - 1.3%
	Development - 0.3%
5,280,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 5,074,434
	General - 0.6%
720,000	Chicago, IL, Transit Auth Sales Tax Receipts Fund 3.91%, 12/01/2040	602,127
4,130,000	Florida State Board of Administration Finance Corp., Rev 1.26%, 07/01/2025	3,791,969
5,445,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	5,691,538
		10,085,634
	General Obligation - 0.1%
	State of Illinois, GO
1,045,364	4.95%, 06/01/2023	1,045,909
280,000	5.00%, 01/01/2023	280,000
		1,325,909
	School District - 0.2%
	Chicago, IL, Board of Education, GO
365,000	6.04%, 12/01/2029	342,163
1,115,000	6.14%, 12/01/2039	953,003
2,315,000	6.32%, 11/01/2029	2,174,512
		3,469,678
	Transportation - 0.1%
2,790,000	Metropolitan Transportation Auth, NY, Rev 6.81%, 11/15/2040	2,915,258

The accompanying notes are an integral part of these financial statements.
87

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
	Utility - Electric - 0.0%
$ 740,000	Municipal Electric Auth, GA, Rev 6.64%, 04/01/2057	$ 791,609
	Total Municipal Bonds (cost $26,601,898)	$ 23,662,522
SENIOR FLOATING RATE INTERESTS - 0.1%(9)
	Entertainment - 0.0%
	Crown Finance U.S., Inc.
EUR 32,436	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	$ 6,141
$ 180,194	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	32,105
105,085	14.41%, 09/07/2023	102,951
		141,197
	Healthcare - Services - 0.0%
332	Envision Healthcare Corp. 8.83%, 03/31/2027, 3 mo. USD SOFR + 4.250%	113
193,537	EyeCare Partners LLC 8.48%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	162,281
		162,394
	Oil & Gas Services - 0.1%
727,733	PES Holdings LLC 0.00%, 06/30/2023, 3 mo. USD LIBOR + 6.990%(10)	727,733
	Total Senior Floating Rate Interests (cost $1,228,137)	$ 1,031,324
U.S. GOVERNMENT AGENCIES - 43.0%
	Mortgage-Backed Agencies - 43.0%
	FHLMC - 4.8%
52,354	0.00%, 11/15/2036(11)(12)	$ 43,494
19,558,087	0.60%, 03/25/2027(4)(5)	415,570
4,859,630	0.64%, 10/25/2026(4)(5)	90,432
17,253,838	0.72%, 12/25/2030(4)(5)	759,761
10,275,980	0.75%, 06/25/2027(4)(5)	275,912
4,250,800	0.88%, 11/25/2030(4)(5)	221,222
7,762,733	1.02%, 10/25/2030(4)(5)	458,307
12,845,962	1.12%, 06/25/2030(4)(5)	828,625
6,252,556	1.57%, 05/25/2030(4)(5)	555,654
698,526	1.75%, 10/15/2042	594,905
337,755	2.00%, 12/01/2040	288,142
2,068,867	2.00%, 05/01/2041	1,764,943
2,310,676	2.00%, 12/01/2041	1,951,162
1,809,006	2.00%, 10/01/2050	1,481,783
1,812,365	2.00%, 02/01/2051	1,491,835
9,111,699	2.00%, 03/01/2051	7,466,755
3,061,515	2.00%, 04/01/2051	2,502,688
1,742,657	2.00%, 05/01/2051	1,437,703
740,001	2.00%, 08/01/2051	604,550
755,433	2.00%, 11/01/2051	620,159
3,311,752	2.00%, 04/01/2052	2,718,910
281,516	2.50%, 05/15/2028(5)	12,996
1,054,072	2.50%, 05/01/2050	905,564
1,237,869	2.50%, 06/01/2050	1,057,605
3,933,626	2.50%, 07/01/2050	3,369,724
570,721	2.50%, 03/01/2051	486,850
2,586,248	2.50%, 03/25/2051	381,956
811,341	2.50%, 05/01/2051	692,848
524,468	2.50%, 07/01/2051	446,091
687,205	2.50%, 08/01/2051	584,394
1,251,744	2.50%, 10/01/2051	1,064,021
3,224,523	2.50%, 03/15/2052	476,201
915,240	2.50%, 04/01/2052	778,050
625,687	3.00%, 03/15/2028(5)	33,612
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	FHLMC - 4.8% - (continued)
$ 857,447	3.00%, 08/01/2029	$ 826,257
287,473	3.00%, 05/15/2032(5)	8,993
2,437,687	3.00%, 10/01/2032	2,321,978
369,389	3.00%, 03/15/2033(5)	33,666
1,579,232	3.00%, 04/01/2033	1,490,289
2,169,912	3.00%, 11/01/2036	2,018,316
1,228,539	3.00%, 01/01/2037	1,142,719
1,515,810	3.00%, 06/15/2044(13)	1,303,369
626,251	3.00%, 05/15/2046	578,416
3,956,031	3.00%, 11/01/2046	3,550,326
1,040,058	3.00%, 12/01/2046	933,101
864,418	3.00%, 07/01/2050	763,618
2,313,422	3.00%, 10/01/2051	2,048,649
883,742	3.00%, 01/01/2052	784,714
393,374	3.25%, 11/15/2041	366,590
124,154	3.50%, 09/15/2026(5)	5,189
147,815	3.50%, 03/15/2027(5)	5,592
1,131,933	3.50%, 05/15/2034(5)	96,002
1,584,622	3.50%, 08/01/2034	1,522,589
691,081	3.50%, 03/15/2041(5)	30,918
417,504	3.50%, 10/15/2045	376,702
396,445	3.50%, 06/01/2046	369,216
1,229,329	3.50%, 12/15/2046	1,134,839
1,338,439	3.50%, 10/01/2047	1,243,146
511,079	3.50%, 12/01/2047	474,357
7,311,424	3.50%, 03/01/2048	6,798,605
206,595	3.50%, 08/01/2048	192,595
786,191	4.00%, 08/01/2025	768,613
301,631	4.00%, 12/15/2026(5)	9,358
488,137	4.00%, 07/15/2027(5)	15,264
275,361	4.00%, 03/15/2028(5)	10,647
150,669	4.00%, 06/15/2028(5)	6,613
413,862	4.00%, 07/15/2030(5)	35,457
1,467,750	4.00%, 05/25/2040(5)	222,339
1,382,968	4.00%, 09/15/2041	1,322,771
1,271,087	4.00%, 05/01/2042	1,223,576
487,932	4.00%, 08/01/2042	469,686
634,808	4.00%, 09/01/2042	611,071
34,268	4.00%, 07/01/2044	33,103
123,074	4.00%, 06/01/2045	118,164
447,728	4.00%, 02/01/2046	429,877
144,003	4.00%, 09/01/2048	137,635
2,898,443	4.00%, 04/01/2049	2,765,408
1,474,881	4.00%, 07/01/2049	1,409,709
235,105	4.50%, 09/01/2044	231,459
1,179,379	4.75%, 07/15/2039	1,160,152
477,843	5.00%, 09/15/2033(5)	75,919
8,310	5.00%, 03/01/2039	8,296
133,732	5.00%, 08/01/2039	135,692
6,211	5.00%, 09/01/2039	6,228
7,777	5.00%, 12/01/2039	7,848
6,438	5.00%, 04/01/2041	6,532
16,008	5.00%, 04/01/2044	16,333
10,348	5.00%, 05/01/2044	10,448
582,250	5.00%, 02/15/2048(5)	123,064
14,083	5.50%, 03/01/2028	14,145
32,156	5.50%, 04/01/2033	33,185
411,097	5.50%, 05/01/2034	424,898
7,447	5.50%, 05/01/2037	7,736
19,988	5.50%, 11/01/2037	20,665
36,622	5.50%, 02/01/2038	38,045
15,034	5.50%, 04/01/2038	15,618
20,218	5.50%, 06/01/2038	21,002
2,075,729	5.50%, 08/01/2038	2,153,518
212,665	5.50%, 09/01/2038	220,913
4,062	5.50%, 12/01/2039	4,220

The accompanying notes are an integral part of these financial statements.
88

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	FHLMC - 4.8% - (continued)
$ 53,862	5.50%, 02/01/2040	$ 55,951
181,236	5.50%, 05/01/2040	188,265
174,847	5.50%, 08/01/2040	181,628
917,045	5.50%, 06/01/2041	952,609
760,093	5.50%, 10/15/2046(5)	151,196
934	6.00%, 07/01/2029	950
100,012	6.00%, 10/01/2032	103,594
23,824	6.00%, 11/01/2032	24,286
127,195	6.00%, 12/01/2032	131,749
9,465	6.00%, 11/01/2033	9,804
19,386	6.00%, 01/01/2034	20,081
9,614	6.00%, 02/01/2034	9,959
99,973	6.00%, 08/01/2034	103,559
103,488	6.00%, 09/01/2034	107,177
153,091	6.00%, 01/01/2035	155,762
607,559	6.00%, 11/01/2037	635,316
125	6.50%, 08/01/2032	129
324,503	6.50%, 07/15/2036	332,277
64,654	6.50%, 12/01/2037	68,059
36	7.50%, 09/01/2029	36
		84,840,769
	FNMA - 29.0%
62,027	0.00%, 03/25/2036(11)(12)	52,179
528,541	0.00%, 06/25/2036(11)(12)	447,788
422,905	0.00%, 06/25/2041(11)(12)	329,539
974,125	0.10%, 08/25/2044(4)(5)	45,648
1,378,498	0.14%, 04/25/2055(2)(5)	48,659
1,290,554	0.25%, 05/25/2046(4)(5)	52,031
8,041,745	0.31%, 01/25/2030(4)(5)	91,145
951,638	0.33%, 06/25/2055(4)(5)	41,421
10,299,694	1.39%, 05/25/2029(4)(5)	576,556
1,200,809	1.75%, 12/25/2042	1,040,196
715,031	2.00%, 09/25/2039	637,669
1,406,395	2.00%, 09/01/2040	1,199,841
3,146,700	2.00%, 12/01/2040	2,684,505
1,260,117	2.00%, 04/01/2041	1,075,011
436,548	2.00%, 05/01/2041	372,423
1,657,701	2.00%, 10/01/2041	1,399,794
8,137,903	2.00%, 12/01/2050	6,665,299
10,179,514	2.00%, 02/01/2051	8,337,648
14,981,213	2.00%, 03/01/2051	12,251,391
15,312,944	2.00%, 04/01/2051	12,525,261
1,681,923	2.00%, 05/01/2051	1,375,062
573,957	2.00%, 07/01/2051	468,977
736,648	2.00%, 10/01/2051	605,457
25,606	2.00%, 04/01/2052	20,895
800,230	2.25%, 04/01/2033	661,922
273,084	2.50%, 06/25/2028(5)	12,458
2,255,215	2.50%, 09/01/2040	1,986,935
100,495	2.50%, 01/01/2043	86,539
2,336,015	2.50%, 02/01/2043	2,017,232
790,011	2.50%, 03/01/2043	682,285
1,678,491	2.50%, 05/01/2043	1,432,883
1,371,256	2.50%, 06/01/2043	1,184,324
703,097	2.50%, 04/01/2045	607,193
1,213,774	2.50%, 06/01/2050	1,038,098
3,326,655	2.50%, 10/01/2050	2,863,054
1,376,643	2.50%, 01/01/2051	1,181,081
3,200,019	2.50%, 02/25/2051	519,329
16,813,605	2.50%, 05/01/2051	14,327,096
2,686,224	2.50%, 06/01/2051	2,279,590
4,154,887	2.50%, 08/01/2051	3,551,106
1,069,172	2.50%, 09/01/2051	909,606
1,021,141	2.50%, 10/01/2051	868,319
13,264,320	2.50%, 11/01/2051	11,394,388
1,868,416	2.50%, 12/01/2051	1,603,697
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	FNMA - 29.0% - (continued)
$ 1,827,388	2.50%, 01/01/2052	$ 1,563,013
8,711,445	2.50%, 02/01/2052	7,405,697
1,279,939	2.50%, 03/01/2052	1,089,255
1,833,332	2.50%, 04/01/2052	1,558,952
1,849,015	2.50%, 05/01/2052	1,579,033
2,333,878	2.50%, 01/01/2057	1,980,207
379,915	3.00%, 02/25/2027(5)	10,184
226,328	3.00%, 09/25/2027(5)	10,819
1,406,701	3.00%, 01/25/2028(5)	64,046
2,525,900	3.00%, 04/25/2033(5)	177,249
641,493	3.00%, 08/01/2033	611,101
1,461,228	3.00%, 03/01/2037	1,357,663
1,645,406	3.00%, 03/25/2043	1,465,158
2,039,491	3.00%, 04/25/2043(13)	1,831,935
1,267,737	3.00%, 09/01/2048	1,135,720
1,375,856	3.00%, 08/25/2049	1,246,022
866,828	3.00%, 02/01/2050	773,179
745,131	3.00%, 08/01/2050	668,248
539,796	3.00%, 04/01/2051	475,163
1,656,891	3.00%, 05/01/2051	1,485,964
4,348,276	3.00%, 08/01/2051	3,841,562
3,155,804	3.00%, 09/01/2051	2,788,970
4,367,702	3.00%, 10/01/2051	3,859,884
5,079,541	3.00%, 11/01/2051	4,473,150
2,411,290	3.00%, 12/01/2051	2,126,129
1,020,000	3.40%, 09/01/2032	937,688
243,310	3.50%, 05/25/2027(5)	12,298
394,372	3.50%, 10/25/2027(5)	22,440
551,189	3.50%, 05/25/2030(5)	42,124
147,774	3.50%, 08/25/2030(5)	9,411
211,030	3.50%, 02/25/2031(5)	8,917
372,090	3.50%, 09/25/2035(5)	38,327
2,438,145	3.50%, 11/25/2039(5)	238,241
1,678,000	3.50%, 01/25/2042	1,531,087
2,104,280	3.50%, 11/25/2042	1,940,226
757,689	3.50%, 10/01/2044	708,077
711,208	3.50%, 02/01/2045	663,314
648,827	3.50%, 01/01/2046	604,203
505,643	3.50%, 03/01/2046	471,593
1,072,754	3.50%, 09/01/2046	998,319
517,754	3.50%, 10/01/2046	481,333
399,768	3.50%, 10/25/2046(5)	70,943
642,181	3.50%, 11/01/2046	597,341
836,946	3.50%, 05/01/2047	779,025
1,890,149	3.50%, 09/01/2047	1,755,547
340,709	3.50%, 12/01/2047	318,697
1,129,264	3.50%, 01/01/2048	1,046,891
274,534	3.50%, 02/01/2048	255,576
1,279,270	3.50%, 07/01/2048	1,189,939
2,763,530	3.50%, 04/01/2052	2,518,644
4,518,858	3.50%, 09/01/2057	4,156,663
2,622,151	3.50%, 05/01/2058	2,408,992
2,543,959	3.50%, 12/25/2058	2,355,539
1,620,000	3.52%, 11/01/2032	1,504,834
650,000	3.65%, 07/01/2032	609,777
1,507,267	3.89%, 09/01/2032	1,438,594
301,939	4.00%, 06/01/2025	294,877
134,506	4.00%, 10/01/2025	131,359
1,442,450	4.00%, 10/01/2040	1,386,996
611,033	4.00%, 11/01/2040	587,533
442,750	4.00%, 12/01/2040	425,718
221,577	4.00%, 02/01/2041	210,184
594,246	4.00%, 03/01/2041	571,395
1,511,576	4.00%, 06/01/2041	1,438,586
241,346	4.00%, 03/25/2042(5)	31,467
276,129	4.00%, 08/01/2042	265,275

The accompanying notes are an integral part of these financial statements.
89

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	FNMA - 29.0% - (continued)
$ 601,080	4.00%, 09/01/2042	$ 577,960
153,687	4.00%, 11/25/2042(5)	18,395
87,586	4.00%, 03/01/2045	83,999
502,057	4.00%, 07/01/2045	481,492
137,604	4.00%, 05/01/2046	131,768
548,016	4.00%, 06/01/2046	524,796
584,403	4.00%, 04/01/2047	560,686
1,399,134	4.00%, 10/01/2047	1,338,350
3,438,632	4.00%, 06/01/2048	3,288,286
683,061	4.00%, 09/01/2048	652,111
3,773,225	4.00%, 04/01/2049	3,620,192
2,656,536	4.00%, 04/01/2050	2,531,742
1,656,395	4.00%, 06/01/2052	1,562,510
75,819	4.50%, 04/01/2025	75,717
102,208	4.50%, 07/25/2027(5)	2,915
424,589	4.50%, 09/01/2035	418,240
1,348,534	4.50%, 08/01/2040	1,337,776
1,262,061	4.50%, 10/01/2040	1,252,398
593,363	4.50%, 10/01/2041	588,820
1,475,333	4.50%, 08/25/2043(5)	283,041
511,003	4.50%, 09/01/2043	507,090
646,966	4.50%, 04/01/2049	634,207
2,799,983	4.50%, 01/01/2051	2,746,793
36,972	5.00%, 06/01/2025	37,200
212,050	5.00%, 04/25/2038	207,674
96,364	5.50%, 06/01/2033	99,250
69,950	5.50%, 08/01/2033	72,136
510,392	5.50%, 09/01/2033	526,568
450,945	5.50%, 12/01/2033	465,323
318,365	5.50%, 01/01/2034	328,555
1,791,035	5.50%, 11/01/2035	1,852,256
478,392	5.50%, 04/01/2036	495,688
377,034	5.50%, 09/01/2036	388,899
269,832	5.50%, 04/25/2037	272,439
1,518,314	5.50%, 11/25/2040(5)	229,586
995,863	5.50%, 06/25/2042(5)	214,429
1,363,112	5.50%, 08/25/2044(5)	259,786
50,013	5.53%, 05/25/2042(4)(5)	4,196
240,208	6.00%, 12/01/2032	245,550
161,917	6.00%, 01/01/2033	165,204
22,967	6.00%, 02/01/2033	23,386
204,769	6.00%, 03/01/2033	210,655
408,775	6.00%, 02/01/2037	426,971
973,777	6.00%, 01/25/2042(5)	111,601
151	6.50%, 05/01/2031	154
589	6.50%, 09/01/2031	609
632	6.50%, 07/01/2032	648
618	7.00%, 07/01/2029	639
69	7.00%, 12/01/2030	69
230	7.00%, 02/01/2032	230
77	7.00%, 03/01/2032	80
1,328	7.00%, 09/01/2032	1,338
715	7.50%, 06/01/2027	731
7,207	7.50%, 03/01/2030	7,380
6,168	7.50%, 04/01/2030	6,214
650	7.50%, 06/01/2030	671
1,123	7.50%, 07/01/2030	1,156
334	7.50%, 08/01/2030	344
4,714	7.50%, 05/01/2031	4,835
4,215	7.50%, 06/01/2031	4,213
614	7.50%, 08/01/2031	626
16,213	7.50%, 09/01/2031	16,194
62	7.50%, 05/01/2032	63
7,875,000	1.50%, 01/15/2053	6,073,233
35,751,000	2.00%, 01/15/2053(14)	29,135,426
61,322,000	2.50%, 01/15/2053(14)	51,998,962
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	FNMA - 29.0% - (continued)
$ 1,855,000	3.00%, 01/15/2053(14)	$ 1,630,164
2,250,000	3.50%, 01/15/2038(14)	2,154,111
2,535,000	3.50%, 01/15/2053(14)	2,305,975
7,850,000	4.00%, 01/15/2038	7,656,510
645,000	4.00%, 01/15/2053(14)	605,570
99,000	4.50%, 01/15/2038	98,384
139,799,000	4.50%, 01/15/2053(14)	134,665,755
16,070,000	5.00%, 01/15/2053(14)	15,846,527
45,764,000	5.50%, 01/15/2053(14)	45,910,302
3,915,000	6.00%, 01/15/2053	3,974,948
		512,146,520
	GNMA - 9.2%
2,738,284	2.00%, 10/20/2050	2,315,307
7,080,000	2.00%, 01/23/2053	5,942,450
515,269	2.50%, 12/16/2039	468,996
940,311	2.50%, 07/20/2041	834,269
2,445,284	2.50%, 09/20/2051	2,126,041
8,125,067	2.50%, 10/20/2051	7,062,334
7,950,000	2.50%, 01/23/2053	6,899,086
256,012	3.00%, 09/20/2028(5)	12,297
3,016,305	3.00%, 05/20/2035(5)	176,427
306,044	3.00%, 02/16/2043(5)	39,181
1,459,516	3.00%, 03/15/2045	1,304,527
70,901	3.00%, 04/15/2045	63,444
1,336,296	3.00%, 07/15/2045	1,195,440
28,765	3.00%, 08/15/2045	25,730
2,680,935	3.00%, 04/20/2051	2,402,177
2,490,348	3.00%, 08/20/2051	2,232,957
3,194,158	3.00%, 09/20/2051	2,862,136
8,091,932	3.00%, 12/20/2051	7,241,759
999,999	3.00%, 04/20/2052	892,691
29,998	3.00%, 05/20/2052	26,753
21,267,894	3.00%, 06/20/2052	18,967,548
3,999,603	3.00%, 07/20/2052	3,567,648
1,400,000	3.00%, 01/23/2053(14)	1,248,250
99,447	3.50%, 02/16/2027(5)	4,406
274,476	3.50%, 03/20/2027(5)	12,897
197,267	3.50%, 07/20/2040(5)	8,478
252,830	3.50%, 02/20/2041(5)	6,012
667,302	3.50%, 04/20/2042(5)	37,151
1,656,912	3.50%, 10/20/2042(5)	250,514
196,868	3.50%, 11/15/2042	185,406
4,818	3.50%, 12/15/2042	4,537
114,722	3.50%, 02/15/2043	108,042
6,333	3.50%, 03/15/2043	5,964
904,025	3.50%, 04/15/2043	851,376
2,213,203	3.50%, 05/15/2043	2,082,038
147,705	3.50%, 05/20/2043(5)	22,987
653,941	3.50%, 07/20/2043(5)	86,170
1,553,595	3.50%, 06/20/2046	1,451,734
393,940	3.50%, 07/20/2046	367,918
409,433	3.50%, 10/20/2046	382,378
1,639,358	3.50%, 02/20/2047	1,531,089
481,714	3.50%, 08/20/2047	449,632
337,410	3.50%, 11/20/2047	314,569
415,068	3.50%, 03/20/2048	387,242
1,279,761	3.50%, 07/20/2049	1,189,551
1,970,523	3.50%, 08/20/2052	1,813,256
40,050,000	3.50%, 01/23/2053(14)	36,844,698
992,754	3.88%, 08/15/2042	957,904
62,385	4.00%, 12/16/2026(5)	2,402
954,811	4.00%, 05/20/2029(5)	36,886
1,755,051	4.00%, 07/20/2040	1,697,820
1,971,197	4.00%, 09/20/2040	1,906,912
3,119,078	4.00%, 10/20/2040	3,016,484
811,633	4.00%, 12/20/2040	787,289

The accompanying notes are an integral part of these financial statements.
90

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	GNMA - 9.2% - (continued)
$ 198,375	4.00%, 05/16/2042(5)	$ 22,739
2,472,383	4.00%, 09/16/2042(5)	510,335
306,417	4.00%, 03/20/2043(5)	57,357
141,473	4.00%, 01/20/2044(5)	25,886
1,010,978	4.00%, 01/16/2046(5)	167,946
923,473	4.00%, 03/20/2047(5)	143,943
467,202	4.00%, 11/20/2047	445,144
1,256,658	4.00%, 03/20/2048	1,200,157
3,174,031	4.00%, 07/20/2048	3,046,324
20,015,000	4.00%, 01/23/2053(14)	18,960,326
97,033	4.50%, 11/15/2039	95,394
552,913	4.50%, 05/15/2040	549,923
1,977,312	4.50%, 05/20/2040	1,975,441
94,711	4.50%, 07/15/2041	93,102
495,622	4.50%, 04/20/2045(5)	94,849
1,814,258	4.50%, 08/20/2045(5)	363,543
175,511	4.50%, 01/20/2046	176,100
1,317,003	4.50%, 01/20/2047(5)	165,558
1,317,241	4.50%, 05/20/2048(5)	223,073
370,684	4.50%, 05/20/2052	360,484
1,168,796	5.00%, 02/16/2040(5)	251,415
621,735	5.00%, 06/15/2041	636,152
742,069	5.00%, 10/16/2041(5)	120,574
870,635	5.00%, 03/15/2044	890,997
250,721	5.00%, 01/16/2047(5)	52,549
4,373,699	5.00%, 07/15/2052	4,378,417
254,873	5.50%, 03/15/2033	261,881
386,131	5.50%, 04/15/2033	400,549
388,825	5.50%, 05/15/2033	402,484
496,861	5.50%, 10/20/2034	517,308
857,161	5.50%, 03/20/2039(5)	140,143
880,697	5.50%, 02/16/2047(5)	149,825
546,889	5.50%, 02/20/2047(5)	95,929
351	6.00%, 12/15/2023	360
485	6.00%, 01/15/2029	498
472	6.00%, 04/15/2029	484
17,240	6.00%, 12/15/2031	17,712
450	6.00%, 10/15/2032	474
10,117	6.00%, 06/15/2033	10,568
360	6.00%, 03/15/2034	370
20,622	6.00%, 08/15/2034	21,762
28,413	6.00%, 09/15/2034	29,405
22,171	6.00%, 02/15/2035	23,505
34,349	6.00%, 03/15/2036	36,070
40,132	6.00%, 05/15/2036	41,903
94,298	6.00%, 06/15/2036	98,858
9,672	6.00%, 06/15/2037	9,934
23,045	6.00%, 08/15/2037	23,941
32,276	6.00%, 08/15/2039	33,586
872,821	6.00%, 09/20/2040(5)	162,688
60,435	6.00%, 06/15/2041	63,847
829,092	6.00%, 02/20/2046(5)	155,364
14,428	6.50%, 06/15/2028	14,838
324	6.50%, 07/15/2028	333
778	6.50%, 08/15/2028	800
1,682	6.50%, 09/15/2028	1,729
37	6.50%, 10/15/2028	39
880	6.50%, 11/15/2028	905
3,352	6.50%, 12/15/2028	3,447
7,618	6.50%, 02/15/2029	7,835
66,431	6.50%, 03/15/2029	68,364
18,150	6.50%, 04/15/2029	18,666
5,775	6.50%, 05/15/2029	5,940
87,415	6.50%, 06/15/2029	89,899
2,896	6.50%, 07/15/2029	2,978
102	6.50%, 03/15/2031	105
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.0% - (continued)
	Mortgage-Backed Agencies - 43.0% - (continued)
	GNMA - 9.2% - (continued)
$ 82,265	6.50%, 04/15/2031	$ 84,603
24,824	6.50%, 05/15/2031	25,586
5,019	6.50%, 06/15/2031	5,233
119,761	6.50%, 07/15/2031	123,182
17,390	6.50%, 08/15/2031	17,884
44,624	6.50%, 09/15/2031	45,904
82,494	6.50%, 10/15/2031	84,838
166,188	6.50%, 11/15/2031	170,927
34,497	6.50%, 12/15/2031	35,950
120,625	6.50%, 01/15/2032	124,247
22,177	6.50%, 02/15/2032	22,942
27,738	6.50%, 03/15/2032	28,526
106,625	6.50%, 04/15/2032	109,672
242	6.50%, 05/15/2032	249
13,789	6.50%, 06/15/2032	14,181
372	7.00%, 02/15/2031	374
90	7.00%, 06/15/2031	90
73	7.00%, 08/15/2031	74
187	8.50%, 11/15/2024	187
		163,528,893
	Total U.S. Government Agencies (cost $802,685,650)	$ 760,516,182
U.S. GOVERNMENT SECURITIES - 20.3%
	U.S. Treasury Securities - 20.3%
	U.S. Treasury Bonds - 12.3%
6,143,026	0.13%, 02/15/2052(15)	$ 3,977,849
16,897,000	1.13%, 08/15/2040	10,573,826
24,645,000	1.25%, 05/15/2050	13,403,607
5,115,000	1.88%, 11/15/2051	3,272,401
7,090,000	2.25%, 08/15/2046	5,059,934
15,065,000	2.25%, 02/15/2052	10,578,455
90,455,000	2.88%, 08/15/2045(16)	73,392,219
6,175,000	3.00%, 02/15/2047	5,095,822
20,715,000	3.13%, 08/15/2044(17)	17,630,407
14,975,000	3.38%, 08/15/2042	13,475,160
26,860,000	3.38%, 05/15/2044(16)(18)	23,851,890
1,635,000	3.75%, 11/15/2043	1,542,904
25,635,000	4.00%, 11/15/2042	25,262,491
10,820,000	4.00%, 11/15/2052	10,931,581
		218,048,546
	U.S. Treasury Notes - 8.0%
29,722,424	0.25%, 07/15/2029(15)	27,241,298
30,920,332	0.63%, 07/15/2032(15)	28,351,690
6,836,336	0.75%, 07/15/2028(15)	6,519,221
36,900,000	2.75%, 08/15/2032	33,723,141
38,360,000	2.88%, 06/15/2025	37,104,309
7,860,000	4.13%, 09/30/2027	7,902,063
		140,841,722
	Total U.S. Government Securities (cost $433,815,288)	$ 358,890,268
COMMON STOCKS - 0.0%
	Energy - 0.0%
64,657	Ascent Resources Marcellus Holdings LLC Class A*(19)	$ 157,601
6,767	Foresight Energy LLC*	71,057
30,559	PES Energy Liquidating Trust*(19)	—
	Total Common Stocks (cost $521,693)	$ 228,658

The accompanying notes are an integral part of these financial statements.
91

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.1%
	Banks - 0.1%
2,242	U.S. Bancorp Series A, 5.10%(20)		$ 1,828,777
	Total Preferred Stocks (cost $1,591,820)		$ 1,828,777
WARRANTS - 0.0%
	Energy - 0.0%
16,740	Ascent Resources Marcellus Holdings LLC Expires 03/30/2023*(19)		$ 50
	Total Warrants (cost $1,339)		$ 50
	Total Long-Term Investments (cost $2,330,793,992)		$ 2,080,571,077
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.1%
$ 19,354,472	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $19,363,633; collateralized by U.S. Treasury Note at 2.375%, maturing 05/15/2029, with a market value of $19,741,589		$ 19,354,472
	Securities Lending Collateral - 0.2%
557,704	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(21)		557,704
1,859,014	HSBC US Government Money Market Fund, 4.13%(21)		1,859,014
557,704	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(21)		557,704
557,704	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(21)		557,704
			3,532,126
	Total Short-Term Investments (cost $22,886,598)		$ 22,886,598
	Total Investments (cost $2,353,680,590)	119.0%	$ 2,103,457,675
	Other Assets and Liabilities	(19.0)%	(335,651,028)
	Total Net Assets	100.0%	$ 1,767,806,647
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of these securities was $512,596,187, representing 29.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2022, the aggregate value of these securities was $26,356,893, representing 1.5% of net assets.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of December 31, 2022.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	Securities disclosed are principal-only strips.
(12)	Security is a zero-coupon bond.
(13)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.
(14)	Represents or includes a TBA transaction.
(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(16)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of December 31, 2022, the market value of securities pledged was $3,131,968.
(17)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of December 31, 2022, the market value of securities pledged was $7,915,172.

The accompanying notes are an integral part of these financial statements.
92

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

(18)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of December 31, 2022, the market value of securities pledged was $1,243,211.
(19)	Investment valued using significant unobservable inputs.
(20)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(21)	Current yield as of period end.

Futures Contracts Outstanding at December 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	302	03/15/2023	$ 23,786,043	$ (1,324,828)
U.S. Treasury 5-Year Note Future	245	03/31/2023	26,442,774	(123,421)
U.S. Treasury 10-Year Ultra Future	106	03/22/2023	12,537,812	(264,898)
U.S. Treasury Ultra Bond Future	185	03/22/2023	24,847,812	(188,936)
Total				$ (1,902,083)
Short position contracts:
Euro BUXL 30-Year Bond Future	78	03/08/2023	$ 11,291,872	$ 2,259,458
Euro-BUND Future	135	03/08/2023	19,209,805	1,197,342
Euro-Schatz Future	470	03/08/2023	53,037,989	552,312
U.S. Treasury 2-Year Note Future	192	03/31/2023	39,375,000	158,681
U.S. Treasury 10-Year Note Future	841	03/22/2023	94,441,672	416,174
U.S. Treasury Long Bond Future	564	03/22/2023	70,693,875	305,481
Total				$ 4,889,448
Total futures contracts				$ 2,987,365

TBA Sale Commitments Outstanding at December 31, 2022
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 3.00%	$ 9,215,000	01/23/2053	$ (8,216,161)	$ 122,213
GNMA, 4.50%	420,000	01/23/2053	(407,794)	6,628
GNMA, 5.00%	3,525,000	01/23/2053	(3,495,396)	36,765
UMBS, 3.00%	8,855,000	01/15/2053	(7,781,728)	199,738
UMBS, 4.00%	35,404,000	01/15/2053	(33,239,694)	645,108
UMBS, 4.00%	4,225,000	01/15/2038	(4,120,860)	20,300
UMBS, 5.00%	7,585,000	01/15/2053	(7,479,521)	77,755
UMBS, 5.50%	17,820,000	01/15/2053	(17,876,968)	109,604
UMBS, 6.00%	5,090,000	01/15/2053	(5,167,941)	28,035
Total TBA sale commitments (proceeds receivable $89,032,209)			$ (87,786,063)	$ 1,246,146
At December 31, 2022, the aggregate market value of TBA Sale Commitments represents (5.0)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at December 31, 2022
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	1,201,170	(0.09%)	08/25/2037	Monthly	$ 189,653	$ —	$ 87,379	$ (102,274)
ABX.HE.PENAAA.06	MSC	USD	253,866	(0.11%)	05/25/2046	Monthly	21,944	—	18,612	(3,332)
ABX.HE.PENAAA.06	JPM	USD	579,558	(0.11%)	05/25/2046	Monthly	49,977	—	42,489	(7,488)
ABX.HE.PENAAA.06	GSC	USD	237,889	(0.11%)	05/25/2046	Monthly	53,964	—	17,440	(36,524)
Total							$ 315,538	$ —	$ 165,920	$ (149,618)
The accompanying notes are an integral part of these financial statements.
93

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

OTC Credit Default Swap Contracts Outstanding at December 31, 2022 – (continued)
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection:
ABX.HE.AAA.07	MSC	USD	1,201,170	0.09%	08/25/2037	Monthly	$ 8,062	$ —	$ (66,044)	$ (74,106)
ABX.HE.PENAAA.06	BCLY	USD	1,071,317	0.11%	05/25/2046	Monthly	—	(23,815)	(78,540)	(54,725)
Total							$ 8,062	$ (23,815)	$ (144,584)	$ (128,831)
Total OTC credit default swap contracts							$ 323,600	$ (23,815)	$ 21,336	$ (278,449)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2022
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.38.V1	USD	13,865,000	(1.00%)	12/20/2027	Quarterly	$ 1,121,923	$ 805,837	$ (316,086)
Total						$ 1,121,923	$ 805,837	$ (316,086)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	6,073,000	(1.00%)	06/20/2027	Quarterly	$ 299,621	$ 309,661	$ 10,040
Total						$ 299,621	$ 309,661	$ 10,040
Total centrally cleared credit default swap contracts						$ 1,421,544	$ 1,115,498	$ (306,046)

Foreign Currency Contracts Outstanding at December 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
243,936	EUR	259,387	USD	CBA	01/31/2023	$ 2,305
7,529,525	USD	40,740,000	BRL	CBK	03/15/2023	(77,253)
665,491	USD	623,672	EUR	UBS	01/31/2023	(3,575)
39,484,345	USD	37,315,000	EUR	BCLY	03/15/2023	(667,092)
Total foreign currency contracts						$ (745,615)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
94

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 414,592,191	$ —	$ 414,592,191	$ —
Corporate Bonds	458,188,219	—	458,188,219	—
Foreign Government Obligations	61,632,886	—	61,632,886	—
Municipal Bonds	23,662,522	—	23,662,522	—
Senior Floating Rate Interests	1,031,324	—	1,031,324	—
U.S. Government Agencies	760,516,182	—	760,516,182	—
U.S. Government Securities	358,890,268	—	358,890,268	—
Common Stocks
Energy	228,658	—	71,057	157,601
Preferred Stocks	1,828,777	1,828,777	—	—
Warrants	50	—	—	50
Short-Term Investments	22,886,598	3,532,126	19,354,472	—
Foreign Currency Contracts(2)	2,305	—	2,305	—
Futures Contracts(2)	4,889,448	4,889,448	—	—
Swaps - Credit Default(2)	10,040	—	10,040	—
Total	$ 2,108,359,468	$ 10,250,351	$ 2,097,951,466	$ 157,651
Liabilities
Foreign Currency Contracts(2)	$ (747,920)	$ —	$ (747,920)	$ —
Futures Contracts(2)	(1,902,083)	(1,902,083)	—	—
Swaps - Credit Default(2)	(594,535)	—	(594,535)	—
TBA Sale Commitments	(87,786,063)	—	(87,786,063)	—
Total	$ (91,030,601)	$ (1,902,083)	$ (89,128,518)	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
95

Hartford Ultrashort Bond HLS Fund
Schedule of Investments
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 27.4%
	Asset-Backed - Automobile - 16.7%
	Ally Auto Receivables Trust
$ 2,435,000	4.62%, 10/15/2025	$ 2,426,050
1,055,000	5.29%, 06/16/2025	1,056,398
	American Credit Acceptance Receivables Trust
201,409	0.45%, 09/15/2025(1)	201,029
764,235	0.99%, 12/15/2025(1)	758,824
1,075,471	2.66%, 02/13/2026(1)	1,067,826
353,011	4.12%, 02/13/2026(1)	351,249
	AmeriCredit Automobile Receivables Trust
20,027	0.26%, 11/18/2024	19,985
1,887,960	0.37%, 08/18/2025	1,855,461
1,281,048	4.20%, 12/18/2025	1,272,592
1,989,076	ARI Fleet Lease Trust 0.37%, 03/15/2030(1)	1,953,724
78,588	Avid Automobile Receivables Trust 0.61%, 01/15/2025(1)	78,347
649,001	BMW Vehicle Owner Trust 2.52%, 12/26/2024	642,322
2,650,000	Canadian Pacer Auto Receivables Trust 3.16%, 10/21/2024(1)	2,646,503
2,091,146	Capital One Prime Auto Receivables Trust 2.71%, 06/16/2025	2,063,737
	CarMax Auto Owner Trust
246,566	0.29%, 09/16/2024	245,502
148,278	2.18%, 08/15/2024	147,687
509,544	2.81%, 05/15/2025	504,525
	Carvana Auto Receivables Trust
82,971	0.32%, 03/10/2028	81,685
369,471	0.35%, 06/12/2028	358,552
426,479	0.38%, 01/10/2025	422,519
1,021,279	0.49%, 03/10/2026	983,742
502,574	0.70%, 01/10/2028	468,217
605,291	0.82%, 04/10/2025	599,360
687,223	0.83%, 09/11/2028	664,426
2,499,629	3.33%, 07/10/2025	2,480,132
864,369	4.42%, 12/10/2025	859,550
	Chesapeake Funding LLC
477,243	0.87%, 08/15/2032(1)	470,600
98,007	1.95%, 09/15/2031(1)	97,948
699,657	4.55%, 04/15/2033, 1 mo. USD LIBOR + 0.230%(1)(2)	697,400
393,346	CIG Auto Receivables Trust 0.69%, 04/14/2025(1)	386,913
	CPS Auto Receivables Trust
934,769	0.61%, 10/15/2025(1)	923,471
560,026	0.98%, 04/16/2029(1)	551,402
1,173,127	2.88%, 06/15/2026(1)	1,151,695
767,118	2.90%, 12/15/2025(1)	760,810
847,215	4.18%, 04/15/2030(1)	835,089
	Credit Acceptance Auto Loan Trust
985,000	1.00%, 05/15/2030(1)	940,834
1,593,178	1.37%, 07/16/2029(1)	1,577,268
	Drive Auto Receivables Trust
1,190,186	0.79%, 10/15/2025	1,181,787
1,995,000	1.02%, 06/15/2027	1,950,227
	DT Auto Owner Trust
1,074,430	0.33%, 04/15/2025(1)	1,065,071
133,362	0.41%, 03/17/2025(1)	132,974
758,824	0.56%, 09/15/2025(1)	746,695
348,106	0.91%, 12/16/2024(1)	347,080
316,650	2.29%, 11/17/2025(1)	315,385
1,250,195	2.88%, 06/15/2026(1)	1,229,236
	Enterprise Fleet Financing LLC
913,020	0.48%, 05/20/2027(1)	870,178
430,105	1.78%, 12/22/2025(1)	428,150
150,508	2.06%, 05/20/2025(1)	150,222
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 27.4% - (continued)
	Asset-Backed - Automobile - 16.7% - (continued)
$ 26,203	2.29%, 02/20/2025(1)	$ 26,168
445,000	4.38%, 07/20/2029(1)	435,213
1,605,000	5.76%, 10/22/2029(1)	1,613,191
348,693	Enterprise Fleet Funding LLC 0.44%, 12/21/2026(1)	337,845
	Exeter Automobile Receivables Trust
189,227	1.15%, 06/17/2024	188,960
611,011	2.19%, 11/17/2025	609,742
646,665	3.99%, 08/15/2024	645,852
2,200,000	5.29%, 01/15/2025	2,199,727
625,000	5.73%, 11/17/2025	625,712
606,030	FHF Trust 0.83%, 12/15/2026(1)	576,108
	First Investors Auto Owner Trust
735,230	0.45%, 03/16/2026(1)	727,229
1,376,207	0.48%, 03/15/2027(1)	1,330,789
2,014,720	2.03%, 01/15/2027(1)	1,955,015
	Flagship Credit Auto Trust
213,613	0.31%, 06/16/2025(1)	212,522
892,658	0.36%, 07/15/2027(1)	864,429
726,927	0.37%, 12/15/2026(1)	716,319
29,782	0.53%, 04/15/2025(1)	29,737
1,376	0.70%, 04/15/2025(1)	1,375
1,576,088	0.81%, 07/17/2026(1)	1,529,463
2,903,013	3.28%, 08/15/2025(1)	2,871,771
805,000	4.06%, 10/15/2025(1)	800,193
504,518	Ford Credit Auto Lease Trust 2.78%, 10/15/2024	499,088
	Ford Credit Auto Owner Trust
1,383,923	3.44%, 02/15/2025	1,373,342
845,000	4.52%, 04/15/2025	842,057
1,635,000	5.37%, 08/15/2025	1,638,604
	Foursight Capital Automobile Receivables Trust
55,956	0.40%, 04/15/2025(1)	55,863
310,462	1.15%, 09/15/2025(1)	304,927
3,025,000	4.49%, 03/16/2026(1)	2,997,687
	GLS Auto Receivables Issuer Trust
486,518	0.42%, 01/15/2025(1)	483,995
1,156,483	0.84%, 07/15/2025(1)	1,140,742
1,718,327	3.55%, 01/15/2026(1)	1,698,370
1,225,000	4.59%, 05/15/2026(1)	1,217,508
	GM Financial Automobile Leasing Trust
1,147,493	0.26%, 02/20/2024	1,137,700
905,047	2.93%, 10/21/2024	894,585
2,035,000	GM Financial Consumer Automobile Receivables Trust 4.60%, 11/17/2025	2,026,021
1,259,212	Hyundai Auto Lease Securitization Trust 0.81%, 04/15/2024(1)	1,242,242
269,078	Mercedes-Benz Auto Lease Trust 0.22%, 01/16/2024	268,403
810,000	Nissan Auto Receivables Owner Trust 4.50%, 08/15/2025	804,930
	Santander Drive Auto Receivables Trust
673,178	1.36%, 12/16/2024	671,891
1,898,177	2.76%, 03/17/2025	1,890,237
805,000	3.98%, 01/15/2025	800,937
635,000	5.81%, 01/15/2026	636,165
	Santander Retail Auto Lease Trust
164,007	0.31%, 01/22/2024(1)	163,368
128,117	0.32%, 02/20/2024(1)	127,702
701,331	0.97%, 03/20/2025(1)	685,039
	Tesla Auto Lease Trust
461,191	0.36%, 03/20/2025(1)	457,228
940,036	0.36%, 09/22/2025(1)	918,496
477,677	Toyota Lease Owner Trust 0.25%, 03/20/2024(1)	475,049

The accompanying notes are an integral part of these financial statements.
96

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 27.4% - (continued)
	Asset-Backed - Automobile - 16.7% - (continued)
$ 550,552	Tricolor Auto Securitization Trust 3.30%, 02/18/2025(1)	$ 544,593
253,102	United Auto Credit Securitization Trust 1.11%, 07/10/2024(1)	252,064
	Westlake Automobile Receivables Trust
463,591	0.32%, 04/15/2025(1)	458,724
256,088	0.39%, 10/15/2024(1)	255,378
1,053,846	0.57%, 09/16/2024(1)	1,046,222
3,575,000	0.95%, 06/16/2025(1)	3,475,937
2,663,454	3.36%, 08/15/2025(1)	2,636,964
3,175,000	5.24%, 07/15/2025(1)	3,163,249
168,830	Wheels SPV 2 LLC 0.51%, 08/20/2029(1)	166,736
1,739,168	World Omni Auto Receivables Trust 2.77%, 10/15/2025	1,716,152
320,999	World Omni Automobile Lease Securitization Trust 0.21%, 04/15/2024	320,043
3,500,000	World Omni Select Auto Trust 0.53%, 03/15/2027	3,381,430
		102,187,407
	Asset-Backed - Finance & Insurance - 1.9%
421,325	BWAY Mortgage Trust 2.81%, 03/10/2033(1)	402,813
625,504	DLLAA LLC 0.36%, 05/17/2024(1)	622,096
490,271	DLLAD LLC 0.35%, 09/20/2024(1)	482,873
870,608	DLLMT LLC 0.60%, 03/20/2024(1)	860,808
1,505,000	DLLST LLC 2.79%, 01/22/2024(1)	1,492,123
875,703	Donlen Fleet Lease Funding LLC 0.56%, 12/11/2034(1)	846,223
67,401	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	63,182
310,562	FCI Funding LLC 1.13%, 04/15/2033(1)	300,525
1,460,000	HPEFS Equipment Trust 3.15%, 09/20/2029(1)	1,437,986
	Kubota Credit Owner Trust
545,640	0.26%, 06/17/2024(1)	538,837
385,772	0.31%, 04/15/2024(1)	382,955
	MMAF Equipment Finance LLC
177,386	0.30%, 04/15/2024(1)	177,072
924,398	2.01%, 12/12/2024(1)	907,227
112,520	Residential Mortgage Loan Trust 2.38%, 01/26/2060(1)(3)	107,133
2,987,742	Verizon Owner Trust 0.41%, 04/21/2025	2,938,457
		11,560,310
	Other Asset-Backed Securities - 5.3%
1,217,896	Affirm Asset Securitization Trust 4.55%, 06/15/2027(1)	1,187,074
	Amur Equipment Finance Receivables LLC
807,686	0.75%, 11/20/2026(1)	778,249
730,000	5.30%, 06/21/2028(1)	722,151
643,862	Atalaya Equipment Leasing Trust 1.23%, 05/15/2026(1)	625,289
	BHG Securitization Trust
1,915,958	1.71%, 02/20/2035(1)	1,790,112
528,943	5.32%, 10/17/2035(1)	524,581
	CCG Receivables Trust
448,048	0.30%, 06/14/2027(1)	433,488
899,994	0.54%, 03/14/2029(1)	859,391
3,375,000	3.91%, 07/16/2029(1)	3,312,039
	CNH Equipment Trust
294,531	0.22%, 08/15/2024	293,183
1,700,000	5.42%, 07/15/2026	1,706,524
244,803	Crossroads Asset Trust 0.82%, 03/20/2024(1)	243,002
	Dell Equipment Finance Trust
14,482	0.33%, 05/22/2026(1)	14,446
325,254	0.33%, 12/22/2026(1)	321,362
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 27.4% - (continued)
	Other Asset-Backed Securities - 5.3% - (continued)
$ 638,074	Dext Asset-Backed Securities LLC 1.12%, 02/15/2028(1)	$ 610,074
32,679	FREED Asset-Backed Securities Trust 0.94%, 03/19/2029(1)	32,583
	GreatAmerica Leasing Receivables Funding LLC
1,012,460	0.38%, 03/15/2024(1)	995,108
1,900,000	4.92%, 05/15/2025(1)	1,888,300
	HPEFS Equipment Trust
210,627	0.30%, 09/20/2028(1)	209,716
1,020,758	1.02%, 05/21/2029(1)	1,003,775
1,220,000	5.26%, 08/20/2029(1)	1,216,197
760,000	5.43%, 08/20/2029(1)	760,531
	Marlette Funding Trust
12,557	0.51%, 09/15/2031(1)	12,531
1,318,537	1.36%, 04/15/2032(1)	1,292,416
415,852	4.25%, 08/15/2032(1)	410,310
739,787	5.18%, 11/15/2032(1)	733,905
612,968	Marlin Leasing Receivables LLC 3.37%, 07/20/2023(1)	610,676
1,695,000	MMAF Equipment Finance LLC 5.57%, 09/09/2025(1)	1,697,370
1,744,224	New York City, NY Tax Lien 2.10%, 11/10/2034(1)	1,666,777
	SCF Equipment Leasing LLC
5,030	0.42%, 08/20/2026(1)	5,019
2,026,651	2.06%, 02/22/2028(1)	1,962,252
2,000,000	6.24%, 07/20/2028(1)	2,004,301
171,233	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	167,175
716,353	Tricon American Homes Trust 2.93%, 01/17/2036(1)	694,587
1,545,000	Verizon Owner Trust 5.23%, 11/22/2027	1,554,088
		32,338,582
	Whole Loan Collateral CMO - 3.5%
665,531	Angel Oak Mortgage Trust 2.53%, 01/26/2065(1)(3)	602,361
	Angel Oak Mortgage Trust LLC
29,786	2.99%, 07/26/2049(1)(3)	29,572
32,775	3.92%, 11/25/2048(1)(3)	32,592
	BRAVO Residential Funding Trust
398,337	0.94%, 02/25/2049(1)(3)	356,464
535,497	0.97%, 03/25/2060(1)(3)	495,726
1,343,249	1.70%, 04/25/2060(1)(3)	1,204,045
305,971	Bunker Hill Loan Depositary Trust 2.72%, 11/25/2059(1)(4)	294,527
391,042	Cascade Funding Mortgage Trust 3.17%, 07/25/2054(1)(3)	380,795
	COLT Mortgage Loan Trust
1,745,913	1.11%, 10/25/2066(1)(3)	1,395,375
469,584	1.33%, 10/26/2065(1)(3)	419,818
2,150,462	1.40%, 10/25/2066(1)(3)	1,794,214
129,982	1.51%, 04/27/2065(1)(3)	121,496
1,255,128	1.73%, 11/26/2066(1)(3)	1,024,204
1,436,383	CSMC Trust 2.57%, 07/25/2049(1)(4)	1,335,390
468,547	Ellington Financial Mortgage Trust 0.93%, 06/25/2066(1)(3)	361,098
	GCAT Trust
3,004,426	1.26%, 07/25/2066(1)(3)	2,388,519
728,141	1.92%, 08/25/2066(1)(3)	638,607
	MFA Trust
354,968	1.01%, 01/26/2065(1)(3)	324,031
582,839	1.03%, 11/25/2064(1)(3)	473,980

The accompanying notes are an integral part of these financial statements.
97

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 27.4% - (continued)
	Whole Loan Collateral CMO - 3.5% - (continued)
	New Residential Mortgage Loan Trust
$ 1,556,204	1.16%, 11/27/2056(1)(3)	$ 1,283,188
496,297	4.00%, 08/27/2057(1)(3)	464,254
41,329	OBX Trust 5.04%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	38,869
2,000,533	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	1,683,191
	Starwood Mortgage Residential Trust
317,315	0.94%, 05/25/2065(1)(3)	287,490
42,154	2.28%, 02/25/2050(1)(3)	40,358
	Towd Point Mortgage Trust
954,850	2.16%, 01/25/2052(1)(3)	933,566
553,034	2.75%, 06/25/2057(1)(3)	524,681
1,133,263	3.75%, 03/25/2058(1)(3)	1,100,091
245,270	3.77%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	242,725
	Verus Securitization Trust
1,281,671	1.63%, 10/25/2066(1)(3)	1,036,052
167,476	2.64%, 11/25/2059(1)(4)	158,895
304,139	2.69%, 11/25/2059(1)(3)	285,660
		21,751,834
	Total Asset & Commercial Mortgage-Backed Securities (cost $173,087,664)	$ 167,838,133
CORPORATE BONDS - 39.8%
	Aerospace/Defense - 0.3%
900,000	Litton Industries, Inc. 7.75%, 03/15/2026	$ 964,758
1,015,000	Lockheed Martin Corp. 4.95%, 10/15/2025	1,023,144
		1,987,902
	Agriculture - 0.6%
	Cargill, Inc.
675,000	1.38%, 07/23/2023(1)	661,237
1,700,000	3.50%, 04/22/2025(1)	1,645,104
1,225,000	Philip Morris International, Inc. 5.13%, 11/15/2024(5)	1,227,320
		3,533,661
	Auto Manufacturers - 1.5%
1,500,000	General Motors Financial Co., Inc. 4.42%, 10/15/2024, 3 mo. USD SOFR + 0.620%(2)(5)	1,457,950
1,225,000	Mercedes-Benz Finance North America LLC 5.50%, 11/27/2024(1)	1,232,717
485,000	PACCAR Financial Corp. 0.80%, 06/08/2023	476,264
	Toyota Motor Credit Corp.
1,500,000	4.00%, 04/06/2023, 3 mo. USD SOFR + 0.320%(2)	1,499,779
2,000,000	4.06%, 01/11/2024, 3 mo. USD SOFR + 0.330%(2)	1,987,623
2,000,000	4.65%, 06/13/2023, 1 mo. USD SOFR + 0.350%(2)(5)	1,998,629
750,000	Volkswagen Group of America Finance LLC 3.13%, 05/12/2023(1)	744,000
		9,396,962
	Beverages - 1.0%
2,275,000	Coca-Cola European Partners plc 0.50%, 05/05/2023(1)	2,237,911
1,725,000	Constellation Brands, Inc. 3.60%, 05/09/2024	1,689,622
730,000	Diageo Capital plc 5.20%, 10/24/2025	737,650
1,750,000	JDE Peet's N.V. 0.80%, 09/24/2024(1)	1,599,100
		6,264,283
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Biotechnology - 0.4%
$ 2,250,000	Royalty Pharma plc 0.75%, 09/02/2023	$ 2,179,690
	Chemicals - 0.6%
1,225,000	Linde, Inc. 4.80%, 12/05/2024(5)	1,228,990
580,000	Nutrien Ltd. 5.95%, 11/07/2025	592,204
1,914,000	PPG Industries, Inc. 3.20%, 03/15/2023	1,906,608
		3,727,802
	Commercial Banks - 18.0%
1,750,000	ANZ New Zealand Int'l Ltd. 4.77%, 02/18/2025, 3 mo. USD SOFR + 0.600%(1)(2)	1,734,197
1,400,000	Banco Santander S.A. 3.89%, 05/24/2024	1,371,025
	Bank of America Corp.
1,250,000	0.81%, 10/24/2024, (0.81% fixed rate until 10/24/2023; 6 mo. USD SOFR + 0.740% thereafter)(6)	1,199,734
1,025,000	3.84%, 04/25/2025, (3.84% fixed rate until 04/25/2024; 6 mo. USD SOFR + 1.110% thereafter)(6)	1,001,729
1,525,000	4.64%, 04/22/2025, 3 mo. USD SOFR + 0.690%(2)	1,505,326
1,700,000	4.76%, 02/04/2025, 3 mo. USD SOFR + 0.660%(2)(5)	1,676,821
1,875,000	4.96%, 05/28/2024, 3 mo. USD BSBY + 0.430%(2)	1,856,887
	Bank of Montreal
2,200,000	0.40%, 09/15/2023(5)	2,130,029
2,200,000	4.58%, 09/15/2023, 3 mo. USD SOFR + 0.265%(2)	2,193,841
	Bank of New York Mellon Corp.
750,000	4.21%, 04/26/2024, 3 mo. USD SOFR + 0.260%(2)	744,826
1,000,000	5.22%, 11/21/2025, (5.22% fixed rate until 11/24/2024; 6 mo. USD SOFR + 0.800% thereafter)(6)	1,002,719
	Bank of Nova Scotia
1,400,000	2.44%, 03/11/2024(5)	1,354,727
3,675,000	4.38%, 07/31/2024, 3 mo. USD SOFR + 0.380%(2)(5)	3,635,954
1,000,000	Banque Federative du Credit Mutuel S.A. 4.52%, 07/13/2025(1)(5)	983,155
950,000	Barclays plc 7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 12 mo. USD CMT + 3.050% thereafter)(6)	985,755
900,000	Canadian Imperial Bank of Commerce 5.12%, 03/17/2023, 3 mo. USD SOFR + 0.800%(2)	901,010
1,400,000	Citigroup, Inc. 4.62%, 01/25/2026, 3 mo. USD SOFR + 0.694%(2)(5)	1,368,485
	Citizens Bank NA
1,025,000	4.12%, 05/23/2025, (4.12% fixed rate until 05/23/2024; 6 mo. USD SOFR + 1.395% thereafter)(6)	1,003,354
750,000	6.06%, 10/24/2025, (6.06% fixed rate until 10/24/2024; 6 mo. USD SOFR + 1.450% thereafter)(6)	758,805
	Cooperatieve Rabobank UA
1,550,000	4.04%, 01/12/2024, 3 mo. USD SOFR + 0.300%(2)	1,542,506
2,500,000	4.83%, 06/28/2023, 1 mo. USD SOFR + 0.530%(2)	2,501,107
3,300,000	Credit Agricole S.A. 3.75%, 04/24/2023(1)	3,285,432
	Credit Suisse AG
3,675,000	4.49%, 08/09/2023, 3 mo. USD SOFR + 0.380%(2)	3,585,739
750,000	4.75%, 08/09/2024	716,433

The accompanying notes are an integral part of these financial statements.
98

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Commercial Banks - 18.0% - (continued)
$ 2,525,000	Deutsche Bank AG 4.60%, 11/08/2023, 3 mo. USD SOFR + 0.500%(2)	$ 2,508,371
1,350,000	DNB Bank ASA 2.97%, 03/28/2025, (2.97% fixed rate until 03/28/2024; 6 mo. USD SOFR + 0.810% thereafter)(1)(6)	1,302,579
750,000	Fifth Third Bancorp 1.63%, 05/05/2023	741,705
	Fifth Third Bank NA
705,000	1.80%, 01/30/2023	703,485
1,880,000	5.85%, 10/27/2025, (5.85% fixed rate until 10/27/2024; 6 mo. USD SOFR + 1.230% thereafter)(6)	1,899,891
	Goldman Sachs Group, Inc.
1,425,000	1.22%, 12/06/2023	1,375,493
1,500,000	4.78%, 09/10/2024, 3 mo. USD SOFR + 0.500%(2)	1,477,977
1,250,000	5.70%, 11/01/2024	1,266,373
	HSBC Holdings plc
1,425,000	4.75%, 11/22/2024, 3 mo. USD SOFR + 0.580%(2)	1,391,650
1,250,000	7.34%, 11/03/2026, (7.34% fixed rate until 11/03/2025; 6 mo. USD SOFR + 3.030% thereafter)(5)(6)	1,301,946
1,025,000	HSBC USA, Inc. 3.75%, 05/24/2024	1,005,688
	Huntington National Bank
1,175,000	4.01%, 05/16/2025, (4.01% fixed rate until 05/16/2024; 6 mo. USD SOFR + 1.205% thereafter)(6)	1,150,686
1,250,000	5.70%, 11/18/2025, (5.70% fixed rate until 11/18/2024; 6 mo. USD SOFR + 1.215% thereafter)(6)	1,253,140
	JP Morgan Chase & Co.
1,350,000	3.85%, 06/14/2025, (3.85% fixed rate until 06/14/2024; 6 mo. USD SOFR + 0.980% thereafter)(6)	1,320,435
2,000,000	4.77%, 06/01/2025, 3 mo. USD SOFR + 0.535%(2)	1,963,053
1,900,000	4.90%, 03/16/2024, 3 mo. USD SOFR + 0.580%(2)	1,894,322
850,000	5.55%, 12/15/2025, (5.55% fixed rate until 12/15/2024; 6 mo. USD SOFR + 1.070% thereafter)(6)	849,051
	KeyBank NA
1,350,000	1.25%, 03/10/2023	1,341,673
1,250,000	4.63%, 06/14/2024, 3 mo. USD SOFR + 0.320%(2)	1,241,635
2,000,000	4.66%, 01/03/2024, 3 mo. USD SOFR + 0.340%(2)	1,989,099
	Macquarie Group Ltd.
1,500,000	4.50%, 10/14/2025, 3 mo. USD SOFR + 0.710%(1)(2)	1,464,614
1,200,000	6.21%, 11/22/2024(1)	1,207,688
1,850,000	Manufacturers & Traders Trust Co. 5.40%, 11/21/2025	1,861,256
1,100,000	Mizuho Financial Group, Inc. 5.39%, 05/25/2024, 3 mo. USD LIBOR + 0.630%(2)	1,093,749
	Morgan Stanley
1,125,000	0.73%, 04/05/2024, (0.73% fixed rate until 04/05/2023; 6 mo. USD SOFR + 0.616% thereafter)(6)	1,108,943
1,350,000	3.62%, 04/17/2025, (3.62% fixed rate until 04/17/2024; 6 mo. USD SOFR + 1.160% thereafter)(6)	1,317,792
750,000	4.58%, 01/24/2025, 3 mo. USD SOFR + 0.625%(2)	739,575
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Commercial Banks - 18.0% - (continued)
	National Australia Bank Ltd.
$ 1,400,000	4.12%, 01/12/2025, 3 mo. USD SOFR + 0.380%(1)(2)	$ 1,385,421
1,225,000	5.13%, 11/22/2024	1,230,545
3,725,000	National Bank of Canada 4.58%, 08/06/2024, 3 mo. USD SOFR + 0.490%(2)	3,682,682
1,290,000	NatWest Markets plc 4.66%, 08/12/2024, 3 mo. USD SOFR + 0.530%(1)(2)	1,267,828
875,000	Nordea Bank Abp 1.00%, 06/09/2023(1)	860,344
	PNC Financial Services Group, Inc.
1,325,000	3.90%, 04/29/2024	1,309,229
1,510,000	5.67%, 10/28/2025, (5.67% fixed rate until 10/28/2024; 6 mo. USD SOFR + 1.090% thereafter)(6)	1,526,794
	Royal Bank of Canada
1,475,000	4.03%, 10/07/2024, 3 mo. USD SOFR + 0.340%(2)	1,450,176
1,925,000	4.16%, 01/19/2024, 3 mo. USD SOFR + 0.300%(2)(5)	1,910,299
950,000	5.66%, 10/25/2024	961,336
1,350,000	Societe Generale S.A. 4.35%, 06/13/2025(1)(5)	1,319,778
850,000	Standard Chartered plc 7.78%, 11/16/2025, (7.78% fixed rate until 11/16/2024; 12 mo. USD CMT + 3.100% thereafter)(1)(5)(6)	875,837
1,500,000	State Street Corp. 5.75%, 11/04/2026, (5.75% fixed rate until 11/04/2025; 6 mo. USD SOFR + 1.353% thereafter)(6)	1,536,798
2,200,000	Sumitomo Mitsui Trust Bank Ltd. 4.75%, 09/16/2024, 3 mo. USD SOFR + 0.440%(1)(2)	2,186,050
	Toronto-Dominion Bank
1,000,000	2.35%, 03/08/2024(5)	970,389
675,000	4.45%, 01/27/2023, 3 mo. USD SOFR + 0.480%(2)	674,994
2,200,000	4.63%, 09/10/2024, 3 mo. USD SOFR + 0.350%(2)	2,172,358
750,000	4.77%, 09/28/2023, 3 mo. USD SOFR + 0.450%(2)	748,687
	Truist Financial Corp.
1,500,000	4.68%, 06/09/2025, 3 mo. USD SOFR + 0.400%(2)	1,468,526
1,250,000	5.90%, 10/28/2026, (5.90% fixed rate until 10/28/2025; 6 mo. USD SOFR + 1.626% thereafter)(6)	1,279,005
	UBS AG
1,400,000	4.24%, 01/13/2025, 3 mo. USD SOFR + 0.470%(1)(2)	1,386,252
1,875,000	4.55%, 06/01/2023, 3 mo. USD SOFR + 0.320%(1)(2)	1,872,590
2,200,000	4.56%, 08/09/2024, 3 mo. USD SOFR + 0.450%(1)(2)	2,184,659
		110,072,042
	Construction Materials - 0.2%
1,030,000	Martin Marietta Materials, Inc. 0.65%, 07/15/2023(5)	1,003,414
	Diversified Financial Services - 0.8%
785,000	AIG Global Funding 0.80%, 07/07/2023(1)	767,594
	American Express Co.
2,050,000	3.38%, 05/03/2024	2,009,066
1,300,000	3.95%, 08/01/2025	1,274,544
975,000	Capital One Financial Corp. 4.99%, 07/24/2026, (4.99% fixed rate until 07/24/2025; 6 mo. USD SOFR + 2.160% thereafter)(6)	955,697
		5,006,901

The accompanying notes are an integral part of these financial statements.
99

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Electric - 2.5%
$ 445,000	Consumers Energy Co. 0.35%, 06/01/2023	$ 436,758
825,000	Duke Energy Corp. 4.53%, 06/10/2023, 3 mo. USD SOFR + 0.250%(2)	822,712
1,350,000	Eversource Energy 4.20%, 06/27/2024	1,334,883
2,275,000	Florida Power & Light Co. 4.37%, 05/10/2023, 3 mo. USD SOFR + 0.250%(2)	2,271,191
1,520,000	Mississippi Power Co. 4.62%, 06/28/2024, 3 mo. USD SOFR + 0.300%(2)	1,489,776
1,400,000	National Rural Utilities Cooperative Finance Corp. 4.49%, 08/07/2023, 3 mo. USD SOFR + 0.400%(2)(5)	1,395,101
	NextEra Energy Capital Holdings, Inc.
1,500,000	4.26%, 09/01/2024	1,481,951
1,085,000	4.77%, 03/01/2023, 3 mo. USD SOFR + 0.540%(2)	1,084,521
780,000	Oklahoma Gas and Electric Co. 0.55%, 05/26/2023(5)	766,100
1,400,000	Pacific Gas and Electric Co. 3.25%, 02/16/2024	1,366,886
2,115,000	PPL Electric Utilities Corp. 4.65%, 06/24/2024, 3 mo. USD SOFR + 0.330%(2)	2,082,822
1,000,000	Southern Co. 5.15%, 10/06/2025	1,007,413
		15,540,114
	Entertainment - 0.5%
3,035,000	Warnermedia Holdings, Inc. 3.43%, 03/15/2024(1)	2,946,721
	Food - 0.4%
1,475,000	Conagra Brands, Inc. 0.50%, 08/11/2023	1,433,064
1,155,000	Mondelez International, Inc. 2.13%, 03/17/2024	1,114,186
		2,547,250
	Gas - 0.3%
1,826,000	CenterPoint Energy, Inc. 5.28%, 03/02/2023, 3 mo. USD LIBOR + 0.500%(2)	1,825,070
	Healthcare - Products - 1.4%
1,550,000	GE HealthCare Technologies, Inc. 5.55%, 11/15/2024(1)	1,556,345
2,540,000	GSK Consumer Healthcare Capital U.S. LLC 3.02%, 03/24/2024	2,465,990
2,600,000	PerkinElmer, Inc. 0.55%, 09/15/2023	2,518,430
1,215,000	Stryker Corp. 0.60%, 12/01/2023	1,166,869
680,000	Thermo Fisher Scientific, Inc. 4.34%, 10/18/2024, 3 mo. USD SOFR + 0.530%(2)(5)	673,541
		8,381,175
	Healthcare - Services - 1.0%
1,580,000	CommonSpirit Health 2.76%, 10/01/2024	1,515,600
545,000	Elevance Health, Inc. 5.35%, 10/15/2025	551,506
1,945,000	Humana, Inc. 0.65%, 08/03/2023	1,894,779
	UnitedHealth Group, Inc.
820,000	0.55%, 05/15/2024	773,958
1,395,000	5.15%, 10/15/2025	1,412,127
		6,147,970
	Insurance - 5.2%
	Athene Global Funding
3,500,000	4.73%, 08/19/2024, 3 mo. USD SOFR + 0.560%(1)(2)	3,414,443
2,620,000	4.90%, 05/24/2024, 3 mo. USD SOFR + 0.700%(1)(2)	2,574,321
	Brighthouse Financial Global Funding
1,500,000	1.20%, 12/15/2023(1)	1,437,238
1,625,000	4.50%, 04/12/2024, 3 mo. USD SOFR + 0.760%(1)(2)	1,609,204
705,000	Corebridge Financial, Inc. 3.50%, 04/04/2025(1)	676,358
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Insurance - 5.2% - (continued)
	Equitable Financial Life Global Funding
$ 2,650,000	4.08%, 04/06/2023, 3 mo. USD SOFR + 0.390%(1)(2)	$ 2,650,028
1,540,000	5.50%, 12/02/2025(1)	1,537,904
2,000,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	1,982,667
1,425,000	Jackson Financial, Inc. 1.13%, 11/22/2023	1,371,990
	MassMutual Global Funding II
848,000	0.85%, 06/09/2023(1)	832,347
1,550,000	4.10%, 04/12/2024, 3 mo. USD SOFR + 0.360%(1)(2)	1,540,955
4,500,000	Metropolitan Life Global Funding I 3.00%, 01/10/2023(1)	4,498,468
	New York Life Global Funding
875,000	1.10%, 05/05/2023(1)	864,362
1,350,000	3.15%, 06/06/2024(1)	1,312,258
650,000	Pacific Life Global Funding II 0.50%, 09/23/2023(1)	627,374
	Principal Life Global Funding
645,000	4.19%, 04/12/2024, 3 mo. USD SOFR + 0.450%(1)(2)	640,956
2,500,000	4.58%, 08/23/2024, 3 mo. USD SOFR + 0.380%(1)(2)	2,471,427
	Protective Life Global Funding
420,000	1.08%, 06/09/2023(1)	412,951
1,375,000	3.22%, 03/28/2025(1)	1,311,183
		31,766,434
	IT Services - 0.1%
875,000	Apple, Inc. 0.75%, 05/11/2023(5)	862,386
	Machinery-Construction & Mining - 0.3%
	Caterpillar Financial Services Corp.
1,025,000	3.40%, 05/13/2025	997,200
1,100,000	4.56%, 09/13/2024, 3 mo. USD SOFR + 0.270%(2)	1,092,681
		2,089,881
	Media - 0.2%
1,020,000	Comcast Corp. 5.25%, 11/07/2025	1,034,568
	Miscellaneous Manufacturing - 0.3%
645,000	Carlisle Cos., Inc. 0.55%, 09/01/2023	624,085
1,090,000	Siemens Financieringsmaatschappij N.V. 0.40%, 03/11/2023(1)	1,081,346
		1,705,431
	Oil & Gas - 0.8%
2,425,000	ConocoPhillips Co. 2.13%, 03/08/2024(5)	2,343,807
1,275,000	EQT Corp. 5.68%, 10/01/2025	1,269,669
1,300,000	Pioneer Natural Resources Co. 0.55%, 05/15/2023	1,278,578
		4,892,054
	Pharmaceuticals - 0.8%
748,000	AmerisourceBergen Corp. 0.74%, 03/15/2023	741,698
3,000,000	AstraZeneca plc 0.30%, 05/26/2023	2,946,840
1,323,000	Bristol-Myers Squibb Co. 3.25%, 02/20/2023	1,320,051
		5,008,589
	Pipelines - 0.3%
2,100,000	Enbridge, Inc. 4.78%, 02/16/2024, 3 mo. USD SOFR + 0.630%(2)	2,089,029

The accompanying notes are an integral part of these financial statements.
100

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 39.8% - (continued)
	Real Estate Investment Trusts - 0.5%
$ 1,220,000	Public Storage 4.36%, 04/23/2024, 3 mo. USD SOFR + 0.470%(2)	$ 1,211,379
2,100,000	Simon Property Group L.P. 4.16%, 01/11/2024, 3 mo. USD SOFR + 0.430%(2)	2,080,468
		3,291,847
	Retail - 0.6%
1,620,000	7-Eleven, Inc. 0.63%, 02/10/2023(1)	1,611,697
	Home Depot, Inc.
435,000	2.70%, 04/15/2025	417,015
180,000	4.00%, 09/15/2025	177,829
1,290,000	Starbucks Corp. 4.55%, 02/14/2024, 3 mo. USD SOFR + 0.420%(2)	1,282,643
		3,489,184
	Semiconductors - 0.7%
1,120,000	Analog Devices, Inc. 4.57%, 10/01/2024, 3 mo. USD SOFR + 0.250%(2)	1,105,054
700,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	644,665
2,285,000	Skyworks Solutions, Inc. 0.90%, 06/01/2023	2,239,771
		3,989,490
	Software - 0.0%
275,000	Oracle Corp. 5.80%, 11/10/2025	281,280
	Telecommunications - 0.5%
1,000,000	AT&T, Inc. 4.96%, 03/25/2024, 3 mo. USD SOFR + 0.640%(2)	995,220
	NTT Finance Corp.
1,525,000	0.37%, 03/03/2023(1)(5)	1,516,366
455,000	4.14%, 07/26/2024(1)	447,965
		2,959,551
	Total Corporate Bonds (cost $247,111,819)	$ 244,020,681
MUNICIPAL BONDS - 0.2%
	Utilities - 0.2%
1,085,000	Long Island, NY, Power Auth, Rev 0.36%, 03/01/2023	$ 1,077,312
	Total Municipal Bonds (cost $1,085,000)	$ 1,077,312
U.S. GOVERNMENT AGENCIES - 3.4%
	Mortgage-Backed Agencies - 3.4%
	FHLB - 1.8%
6,000,000	0.00%, 03/24/2023(7)	$ 5,942,229
5,000,000	4.75%, 03/08/2024	4,995,278
		10,937,507
	FHLMC - 1.0%
880,123	1.00%, 05/15/2041	806,578
510,700	1.75%, 04/15/2027	489,811
104,305	3.00%, 05/15/2043	101,727
601,378	3.50%, 11/15/2025	589,888
857,013	3.50%, 05/15/2026	840,641
103,014	3.50%, 11/15/2042	101,698
3,175,000	3.53%, 10/25/2023(3)	3,139,127
		6,069,470
	FNMA - 0.5%
515,491	1.75%, 09/25/2041	478,475
17,334	3.00%, 07/25/2041	17,270
22,810	3.00%, 08/25/2041	22,722
2,777,021	3.06%, 06/25/2024(3)	2,695,848
		3,214,315
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 3.4% - (continued)
	Mortgage-Backed Agencies - 3.4% - (continued)
	GNMA - 0.1%
$ 180,129	1.70%, 10/20/2045	$ 177,893
441,502	2.50%, 09/20/2046	411,716
		589,609
	Total U.S. Government Agencies (cost $21,030,034)	$ 20,810,901
U.S. GOVERNMENT SECURITIES - 11.1%
	U.S. Treasury Securities - 11.1%
	U.S. Treasury Notes - 11.1%
7,250,000	0.13%, 01/31/2023	$ 7,228,151
29,750,000	2.00%, 04/30/2024	28,713,399
13,050,000	2.38%, 02/29/2024	12,714,064
15,000,000	2.50%, 01/31/2024	14,648,438
5,000,000	2.88%, 10/31/2023	4,925,195
	Total U.S. Government Securities (cost $68,905,082)	$ 68,229,247
	Total Long-Term Investments (cost $511,219,599)	$ 501,976,274
SHORT-TERM INVESTMENTS - 17.5%
	Commercial Paper - 2.9%
3,000,000	Bank of America Securities, Inc. 2.82%, 06/16/2023(8)	$ 3,000,000
2,000,000	Bank of Montreal 2.78%, 05/24/2023	1,962,606
2,100,000	Barclays Bank plc 1.00%, 02/03/2023(8)	2,100,000
1,360,000	Citigroup Global Markets, Inc. 3.69%, 06/16/2023	1,337,424
2,000,000	Credit Agricole Corporate & Investment Bank 2.54%, 03/03/2023	1,984,838
1,000,000	Credit Suisse AG 2.41%, 02/10/2023	997,300
2,000,000	Societe Generale S.A. 5.37%, 09/15/2023	1,927,437
1,500,000	Standard Chartered Bank 2.54%, 02/27/2023	1,493,967
3,265,000	Svenska Handelsbanken AB 3.50%, 02/22/2023	3,248,494
		18,052,066
	Foreign Government Obligations - 0.7%
3,000,000	Commonwealth Bank of Australia 4.50%, 01/20/2023, 1 mo. USD SOFR + 0.200%(2)	3,000,000
1,500,000	National Bank of Canada 4.52%, 01/24/2023, 1 mo. USD SOFR + 0.220%(1)(2)	1,500,000
		4,500,000
	Repurchase Agreements - 1.4%
8,489,879	Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/2022 at 4.260%, due on 01/03/2023 with a maturity value of $8,493,898; collateralized by U.S. Treasury Note at 2.375%, maturing 03/31/2029, with a market value of $8,659,679	8,489,879
	Securities Lending Collateral - 1.7%
1,605,226	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 4.14%(9)	1,605,226
5,350,755	HSBC US Government Money Market Fund, 4.13%(9)	5,350,755
1,605,227	Invesco Government & Agency Portfolio, Institutional Class, 4.22%(9)	1,605,227
1,605,227	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 4.08%(9)	1,605,227
		10,166,435

The accompanying notes are an integral part of these financial statements.
101

Hartford Ultrashort Bond HLS Fund
Schedule of Investments – (continued)
December 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 17.5% - (continued)
	U.S. Treasury Securities - 10.8%
	U.S. Treasury Bills – 10.8%
$ 7,050,000	0.61%, 01/26/2023(8)		$ 7,046,916
7,500,000	1.60%, 03/23/2023(8)		7,430,194
15,000,000	2.85%, 01/26/2023(8)		14,969,583
2,136,500	2.92%, 01/10/2023(8)		2,134,790
5,363,500	2.92%, 01/10/2023(8)		5,359,208
10,000,000	3.03%, 07/13/2023(8)		9,762,338
10,000,000	3.09%, 06/15/2023(8)		9,798,412
7,500,000	3.17%, 03/02/2023(8)		7,448,780
2,000,000	4.09%, 04/13/2023(8)		1,977,417
			65,927,638
	Total Short-Term Investments (cost $107,354,316)		$ 107,136,018
	Total Investments (cost $618,573,915)	99.4%	$ 609,112,292
	Other Assets and Liabilities	0.6%	3,880,726
	Total Net Assets	100.0%	$ 612,993,018
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At December 31, 2022, the aggregate value of these securities was $191,793,483, representing 31.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Security is a zero-coupon bond.
(8)	The rate shown represents current yield to maturity.
(9)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 167,838,133	$ —	$ 167,838,133	$ —
Corporate Bonds	244,020,681	—	244,020,681	—
Municipal Bonds	1,077,312	—	1,077,312	—
U.S. Government Agencies	20,810,901	—	20,810,901	—
U.S. Government Securities	68,229,247	—	68,229,247	—
Short-Term Investments	107,136,018	10,166,435	96,969,583	—
Total	$ 609,112,292	$ 10,166,435	$ 598,945,857	$ —

(1)	For the year ended December 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
102

Hartford HLS Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG
Currency Abbreviations:
BRL	Brazil Real
EUR	Euro Member Countries
USD	United States Dollar
Index Abbreviations:
BSBY	Bloomberg Short Term Bank Yield Index
CMT	Constant Maturity Treasury Index
MTA	Monthly Treasury Average Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
GO	General Obligation
Rev	Revenue
Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
ASA	Allmennaksjeselskap
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CVR	Contiingent Value Rights
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Tbk	Terbuka
UMBS	Uniform Mortgage-Backed Securities

103

Hartford HLS Funds
 Statements of Assets and Liabilities
December 31, 2022

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Assets:
Investments in securities, at market value(1)	$ 1,682,217,906	$ 3,354,727,062	$ 2,503,140,074	$ 3,314,800,849	$ 150,438,906	$ 853,181,218
Repurchase agreements	12,844,451	24,214,860	12,341,025	19,925,679	1,054,974	5,270,364
Cash	15,910,692	34,382,059	17,507,190	28,376,340	1,514,882	7,428,546
Cash collateral held for securities on loan	114,633	326,631	—	—	—	78,255
Foreign currency	77	—	—	—	42,966	2,154,044
Receivables:
Investment securities sold	2,723,762	—	—	—	13,330	5,175,781
Fund shares sold	38,459	196,185	65,531	285,786	35,379	401,993
Dividends and interest	5,418,568	3,646,862	1,364,366	4,388,650	129,157	454,724
Securities lending income	1,541	2,468	—	18,058	101	802
Variation margin on futures contracts	6,675	3,803,960	—	—	—	—
Tax reclaims	1,010,522	612,254	179,370	1,097,856	37,874	787,141
Other assets	11,230	20,036	16,785	18,789	4,017	7,437
Total assets	1,720,298,516	3,421,932,377	2,534,614,341	3,368,912,007	153,271,586	874,940,305
Liabilities:
Due to custodian - foreign currency	—	8,676	—	—	—	—
Obligation to return securities lending collateral	2,292,665	6,547,573	—	—	—	1,565,100
Cash collateral due to broker on TBA sale commitments	21,000	—	—	—	—	—
Payables:
Investment securities purchased	16,330,505	2,800,218	—	—	—	494,749
Fund shares redeemed	1,247,389	2,150,821	1,506,544	1,754,778	48,318	528,699
Investment management fees	884,911	1,911,595	1,252,785	1,835,765	114,999	547,212
Transfer agent fees	1,441	2,162	2,173	1,522	1,464	1,763
Accounting services fees	51,198	99,737	75,781	94,700	—	27,515
Board of Directors' fees	10,063	19,658	15,039	18,938	884	4,869
Foreign taxes	—	—	—	—	—	276,806
Distribution fees	6,859	12,769	11,466	12,978	1,105	2,900
Accrued expenses	54,631	164,920	219,718	95,469	37,249	100,974
Total liabilities	20,900,662	13,718,129	3,083,506	3,814,150	204,019	3,550,587
Net assets	$ 1,699,397,854	$ 3,408,214,248	$ 2,531,530,835	$ 3,365,097,857	$ 153,067,567	$ 871,389,718
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,366,435,082	$ 3,022,831,826	$ 1,898,376,933	$ 1,953,079,864	$ 119,545,510	$ 850,496,433
Distributable earnings (loss)	332,962,772	385,382,422	633,153,902	1,412,017,993	33,522,057	20,893,285
Net assets	$ 1,699,397,854	$ 3,408,214,248	$ 2,531,530,835	$ 3,365,097,857	$ 153,067,567	$ 871,389,718
Shares authorized	9,500,000,000	5,450,000,000	3,610,000,000	4,000,000,000	800,000,000	2,625,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 26.27	$ 39.37	$ 15.78	$ 22.04	$ 16.05	$ 13.71
Shares outstanding	57,067,956	77,074,320	139,229,724	135,474,434	7,516,581	57,397,801
Net Assets	$ 1,499,115,986	$ 3,034,471,279	$ 2,196,538,422	$ 2,986,097,278	$ 120,656,312	$ 787,084,351
Class IB: Net asset value per share	$ 26.88	$ 38.39	$ 15.50	$ 21.86	$ 14.14	$ 13.99
Shares outstanding	7,450,775	9,375,232	17,573,797	17,336,164	2,291,860	6,026,719
Net Assets	$ 200,281,868	$ 359,905,681	$ 272,407,481	$ 379,000,579	$ 32,411,255	$ 84,305,367
Class IC: Net asset value per share	$ —	$ 38.65	$ 15.78	$ —	$ —	$ —
Shares outstanding	—	357,984	3,966,482	—	—	—
Net Assets	$ —	$ 13,837,288	$ 62,584,932	$ —	$ —	$ —
Cost of investments	$ 1,403,254,127	$ 2,991,734,081	$ 1,892,369,742	$ 2,207,572,557	$ 119,211,397	$ 794,100,490
Cost of foreign currency	$ 75	$ (8,604)	$ —	$ —	$ 44,466	$ 2,142,912
(1) Includes Investment in securities on loan, at market value	$ 2,201,545	$ 6,794,907	$ —	$ —	$ 173,859	$ 1,515,150
The accompanying notes are an integral part of these financial statements.
104

Hartford HLS Funds
 Statements of Assets and Liabilities – (continued)
December 31, 2022

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Assets:
Investments in securities, at market value(1)	$ 1,159,540,788	$ 696,624,483	$ 417,425,580	$ 1,372,356,928	$ 2,084,103,203	$ 600,622,413
Repurchase agreements	642,872	2,151,103	1,007,407	18,016,914	19,354,472	8,489,879
Cash	1,021,103	3,097,641	1,491,173	25,557,015	29,454,622	11,632,384
Cash collateral held for securities on loan	1,063,366	712,059	138,333	—	185,901	535,076
Foreign currency	—	—	—	—	249,592	—
Unrealized appreciation on foreign currency contracts	—	—	—	—	2,305	—
Receivables:
Investment securities sold	—	—	614,226	—	175,210,511	504,477
Fund shares sold	171,672	5,307,738	155,743	30,608	416,125	160,447
Dividends and interest	547,090	180,374	250,390	1,523,199	14,080,437	2,221,453
Securities lending income	4,124	4,204	1,159	—	3,875	5,146
Variation margin on futures contracts	—	—	—	—	570,066	—
Variation margin on centrally cleared swap contracts	—	—	—	—	2,994	—
OTC swap contracts premiums paid	—	—	—	—	323,600	—
Other assets	10,344	11,800	5,874	9,522	12,126	6,185
Total assets	1,163,001,359	708,089,402	421,089,885	1,417,494,186	2,323,969,829	624,177,460
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—	—	747,920	—
Obligation to return securities lending collateral	21,267,327	14,241,189	2,766,666	—	3,718,027	10,701,511
Unrealized depreciation on OTC swap contracts	—	—	—	—	278,449	—
Cash collateral due to broker on swap contracts	—	—	—	—	120,000	—
Cash collateral due to broker on TBA sale commitments	—	—	—	—	264,000	—
TBA sale commitments, at market value	—	—	—	—	87,786,063	—
Payables:
Investment securities purchased	—	191,659	—	—	461,893,439	—
Fund shares redeemed	788,876	273,173	380,599	12,494,770	450,356	184,628
Investment management fees	698,754	368,264	275,195	584,908	721,250	208,551
Transfer agent fees	1,963	1,826	1,431	1,399	1,446	1,397
Accounting services fees	41,795	19,883	15,967	40,769	52,254	18,909
Board of Directors' fees	7,199	4,555	2,506	7,777	10,563	3,747
Distribution fees	3,014	5,616	1,296	4,055	6,024	2,868
Accrued expenses	84,260	41,618	51,336	72,544	89,576	62,831
OTC swap contracts premiums received	—	—	—	—	23,815	—
Total liabilities	22,893,188	15,147,783	3,494,996	13,206,222	556,163,182	11,184,442
Net assets	$ 1,140,108,171	$ 692,941,619	$ 417,594,889	$ 1,404,287,964	$ 1,767,806,647	$ 612,993,018
Summary of Net Assets:
Capital stock and paid-in-capital	$ 932,909,502	$ 686,853,359	$ 511,270,336	$ 754,489,018	$ 2,100,200,604	$ 627,251,621
Distributable earnings (loss)	207,198,669	6,088,260	(93,675,447)	649,798,946	(332,393,957)	(14,258,603)
Net assets	$ 1,140,108,171	$ 692,941,619	$ 417,594,889	$ 1,404,287,964	$ 1,767,806,647	$ 612,993,018
Shares authorized	2,400,000,000	700,000,000	1,500,000,000	4,000,000,000	5,000,000,000	14,000,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class IA: Net asset value per share	$ 25.69	$ 21.71	$ 13.57	$ 95.62	$ 9.27	$ 9.96
Shares outstanding	40,948,802	24,082,466	27,979,955	13,449,303	171,700,062	53,163,500
Net Assets	$ 1,051,770,958	$ 522,920,382	$ 379,583,801	$ 1,286,069,795	$ 1,592,155,686	$ 529,433,336
Class IB: Net asset value per share	$ 24.24	$ 20.35	$ 11.24	$ 95.55	$ 9.22	$ 9.95
Shares outstanding	3,644,390	8,356,489	3,381,632	1,237,203	19,044,316	8,402,156
Net Assets	$ 88,337,213	$ 170,021,237	$ 38,011,088	$ 118,218,169	$ 175,650,961	$ 83,559,682
Class IC: Net asset value per share	$ —	$ —	$ —	$ —	$ —	$ —
Shares outstanding	—	—	—	—	—	—
Net Assets	$ —	$ —	$ —	$ —	$ —	$ —
Cost of investments	$ 990,801,760	$ 589,164,516	$ 414,894,797	$ 801,702,592	$ 2,353,680,590	$ 618,573,915
Cost of foreign currency	$ —	$ —	$ —	$ —	$ 249,950	$ —
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ 89,032,209	$ —
The accompanying notes are an integral part of these financial statements.
105

Hartford HLS Funds
 Statements of Assets and Liabilities – (continued)
December 31, 2022

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
(1) Includes Investment in securities on loan, at market value	$ 20,568,050	$ 13,928,689	$ 2,750,706	$ —	$ 3,577,429	$ 9,937,181
The accompanying notes are an integral part of these financial statements.
106

Hartford HLS Funds
 Statements of Operations
For the Year Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Investment Income:
Dividends	$ 21,940,087	$ 50,155,557	$ 41,881,733	$ 78,631,518	$ 1,718,308	$ 22,304,853
Interest	16,816,497	1,172,868	243,236	862,616	40,457	259,156
Securities lending	13,114	52,572	—	18,058	17,807	126,649
Foreign withholding tax reclaims	—	541,531	—	—	—	1,989,304
Less: Foreign tax withheld	(66,785)	(617,321)	—	(891,179)	(39,750)	(1,552,630)
Total investment income, net	38,702,913	51,305,207	42,124,969	78,621,013	1,736,822	23,127,332
Expenses:
Investment management fees	11,795,247	24,120,528	16,036,546	22,785,157	1,408,909	6,768,143
Administrative services fees
Class IC	—	79,153	178,126	—	—	—
Transfer agent fees
Class IA	5,091	7,798	7,685	5,617	4,865	6,789
Class IB	682	934	971	718	1,223	715
Class IC	—	74	224	—	—	—
Distribution fees
Class IB	554,876	988,788	772,626	1,024,774	83,120	226,085
Class IC	—	79,153	178,126	—	—	—
Custodian fees	16,668	18,694	12,612	15,404	9,177	37,964
Registration and filing fees	13,322	18,670	20,791	13,644	13,284	13,992
Accounting services fees	279,394	534,682	412,343	520,668	26,554	148,205
Board of Directors' fees	49,872	97,603	74,950	95,835	4,328	24,492
Audit and tax fees	35,404	40,614	33,932	23,034	24,660	42,978
Other expenses	77,355	130,617	102,298	110,167	16,399	75,652
Total expenses (before waivers, reimbursements and fees paid indirectly)	12,827,911	26,117,308	17,831,230	24,595,018	1,592,519	7,345,015
Management fee waivers	(563,836)	—	—	—	—	—
Commission recapture	(4,183)	(39,156)	(2,287)	(11,568)	(845)	(2,665)
Total waivers, reimbursements and fees paid indirectly	(568,019)	(39,156)	(2,287)	(11,568)	(845)	(2,665)
Total expenses	12,259,892	26,078,152	17,828,943	24,583,450	1,591,674	7,342,350
Net Investment Income (Loss)	26,443,021	25,227,055	24,296,026	54,037,563	145,148	15,784,982
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	51,246,871	66,498,643	17,186,486	297,758,573	1,846,243	(46,535,196)
Less: Foreign taxes paid on realized capital gains	—	—	—	—	—	(10,897)
Futures contracts	(1,665,814)	(30,496,530)	—	—	—	—
Swap contracts	12,777	—	—	—	—	—
Other foreign currency transactions	7,286	(90,101)	3,836	3,037	251	(309,655)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	49,601,120	35,912,012	17,190,322	297,761,610	1,846,494	(46,855,748)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments*	(366,324,302)	(736,328,858)	(683,450,920)	(710,957,243)	(25,403,244)	(179,400,752)
Futures contracts	192,100	(3,341,854)	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(12,887)	28,189	(16,326)	(5,225)	(4,191)	(51,222)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(366,145,089)	(739,642,523)	(683,467,246)	(710,962,468)	(25,407,435)	(179,451,974)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(316,543,969)	(703,730,511)	(666,276,924)	(413,200,858)	(23,560,941)	(226,307,722)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (290,100,948)	$ (678,503,456)	$ (641,980,898)	$ (359,163,295)	$ (23,415,793)	$ (210,522,740)
The accompanying notes are an integral part of these financial statements.
107

Hartford HLS Funds
 Statements of Operations – (continued)
For the Year Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ —	$ —	$ —	$ (276,806)
The accompanying notes are an integral part of these financial statements.
108

Hartford HLS Funds
 Statements of Operations – (continued)
For the Year Ended December 31, 2022

	Hartford MidCap HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Small Company HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund
Investment Income:
Dividends	$ 11,079,436	$ 5,435,654	$ 3,233,901	$ 27,371,211	$ 96,127	$ —
Interest	37,763	163,691	127,695	480,189	65,550,997	10,066,082
Securities lending	79,451	37,402	26,639	—	24,451	35,196
Less: Foreign tax withheld	(2,774)	—	—	(438,659)	—	—
Total investment income, net	11,193,876	5,636,747	3,388,235	27,412,741	65,671,575	10,101,278
Expenses:
Investment management fees	9,895,603	5,918,217	3,592,220	7,012,045	9,197,382	2,640,894
Transfer agent fees
Class IA	7,148	6,022	5,333	5,173	5,322	4,819
Class IB	540	1,406	534	479	602	770
Distribution fees
Class IB	250,030	444,749	109,275	309,399	495,329	227,285
Custodian fees	16,790	5,161	14,780	6,136	39,424	5,007
Registration and filing fees	15,945	24,088	17,845	13,322	16,786	13,363
Accounting services fees	220,294	146,509	83,965	220,435	288,334	108,318
Board of Directors' fees	36,175	24,280	12,296	38,901	51,319	17,862
Audit and tax fees	22,728	22,894	29,116	22,584	48,843	36,747
Other expenses	52,105	65,735	48,747	66,581	74,767	40,361
Total expenses (before waivers, reimbursements and fees paid indirectly)	10,517,358	6,659,061	3,914,111	7,695,055	10,218,108	3,095,426
Commission recapture	(13,942)	(14,040)	(13,775)	(1,878)	—	—
Total waivers, reimbursements and fees paid indirectly	(13,942)	(14,040)	(13,775)	(1,878)	—	—
Total expenses	10,503,416	6,645,021	3,900,336	7,693,177	10,218,108	3,095,426
Net Investment Income (Loss)	690,460	(1,008,274)	(512,101)	19,719,564	55,453,467	7,005,852
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	74,948,149	(99,052,280)	(94,443,730)	65,134,601	(180,676,838)	(321,079)
Purchased options contracts	—	—	—	—	(2,471,542)	—
Futures contracts	—	—	—	—	44,484,958	—
Written options contracts	—	—	—	—	11,670,458	—
Swap contracts	—	—	—	—	(12,312,540)	—
Foreign currency contracts	—	—	—	—	5,367,353	—
Other foreign currency transactions	—	—	—	(34,059)	(204,213)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	74,948,149	(99,052,280)	(94,443,730)	65,100,542	(134,142,364)	(321,079)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(554,367,328)	(278,930,155)	(102,599,925)	(172,370,664)	(245,139,140)	(8,625,157)
Purchased options contracts	—	—	—	—	2,432,095	—
Futures contracts	—	—	—	—	3,752,963	—
Written options contracts	—	—	—	—	(794,827)	—
Swap contracts	—	—	—	—	1,240,385	—
Foreign currency contracts	—	—	—	—	(77,863)	—
Translation of other assets and liabilities in foreign currencies	—	—	—	(13,899)	42,637	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(554,367,328)	(278,930,155)	(102,599,925)	(172,384,563)	(238,543,750)	(8,625,157)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(479,419,179)	(377,982,435)	(197,043,655)	(107,284,021)	(372,686,114)	(8,946,236)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (478,728,719)	$ (378,990,709)	$ (197,555,756)	$ (87,564,457)	$ (317,232,647)	$ (1,940,384)
The accompanying notes are an integral part of these financial statements.
109

Hartford HLS Funds
 Statements of Changes in Net Assets

	Hartford Balanced HLS Fund		Hartford Capital Appreciation HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ 26,443,021	$ 27,209,521	$ 25,227,055	$ 26,200,690
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	49,601,120	252,980,751	35,912,012	640,027,220
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(366,145,089)	103,572,731	(739,642,523)	(40,264,498)
Net Increase (Decrease) in Net Assets Resulting from Operations	(290,100,948)	383,763,003	(678,503,456)	625,963,412
Distributions to Shareholders:
Class IA	(235,269,227)	(119,966,739)	(462,293,161)	(365,171,166)
Class IB	(30,348,829)	(15,083,504)	(55,511,710)	(44,137,344)
Class IC	—	—	(4,579,357)	(3,670,162)
Total distributions	(265,618,056)	(135,050,243)	(522,384,228)	(412,978,672)
Capital Share Transactions:
Sold	8,695,096	19,404,321	25,635,408	18,949,877
Issued on reinvestment of distributions	265,618,056	135,050,243	522,384,228	412,978,672
Redeemed	(227,999,344)	(246,585,564)	(449,319,830)	(685,786,998)
Net increase (decrease) from capital share transactions	46,313,808	(92,131,000)	98,699,806	(253,858,449)
Net Increase (Decrease) in Net Assets	(509,405,196)	156,581,760	(1,102,187,878)	(40,873,709)
Net Assets:
Beginning of period	2,208,803,050	2,052,221,290	4,510,402,126	4,551,275,835
End of period	$ 1,699,397,854	$ 2,208,803,050	$ 3,408,214,248	$ 4,510,402,126
The accompanying notes are an integral part of these financial statements.
110

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ 24,296,026	$ 19,994,796	$ 54,037,563	$ 51,687,688
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	17,190,322	244,077,079	297,761,610	405,949,912
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(683,467,246)	486,679,686	(710,962,468)	605,391,538
Net Increase (Decrease) in Net Assets Resulting from Operations	(641,980,898)	750,751,561	(359,163,295)	1,063,029,138
Distributions to Shareholders:
Class IA	(157,383,630)	(135,827,680)	(385,201,370)	(212,103,066)
Class IB	(19,344,478)	(16,888,930)	(48,643,796)	(26,602,277)
Class IC	(4,180,932)	(3,591,357)	—	—
Total distributions	(180,909,040)	(156,307,967)	(433,845,166)	(238,705,343)
Capital Share Transactions:
Sold	23,277,374	42,335,797	68,294,388	74,291,931
Issued on reinvestment of distributions	180,909,040	156,307,967	433,845,166	238,705,342
Redeemed	(321,060,931)	(467,143,407)	(469,123,286)	(534,531,726)
Net increase (decrease) from capital share transactions	(116,874,517)	(268,499,643)	33,016,268	(221,534,453)
Net Increase (Decrease) in Net Assets	(939,764,455)	325,943,951	(759,992,193)	602,789,342
Net Assets:
Beginning of period	3,471,295,290	3,145,351,339	4,125,090,050	3,522,300,708
End of period	$ 2,531,530,835	$ 3,471,295,290	$ 3,365,097,857	$ 4,125,090,050
The accompanying notes are an integral part of these financial statements.
111

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Healthcare HLS Fund		Hartford International Opportunities HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ 145,148	$ (221,304)	$ 15,784,982	$ 13,200,911
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,846,494	37,722,778	(46,855,748)	193,549,063
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(25,407,435)	(16,624,114)	(179,451,974)	(112,746,774)
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,415,793)	20,877,360	(210,522,740)	94,003,200
Distributions to Shareholders:
Class IA	(28,988,229)	(17,932,280)	(160,928,347)	(11,313,509)
Class IB	(8,169,954)	(4,820,147)	(16,407,281)	(844,741)
Total distributions	(37,158,183)	(22,752,427)	(177,335,628)	(12,158,250)
Capital Share Transactions:
Sold	6,630,344	9,147,479	47,734,594	84,841,774
Issued on reinvestment of distributions	37,158,183	22,752,427	177,335,628	12,158,250
Redeemed	(35,537,767)	(58,667,250)	(142,819,227)	(240,510,393)
Net increase (decrease) from capital share transactions	8,250,760	(26,767,344)	82,250,995	(143,510,369)
Net Increase (Decrease) in Net Assets	(52,323,216)	(28,642,411)	(305,607,373)	(61,665,419)
Net Assets:
Beginning of period	205,390,783	234,033,194	1,176,997,091	1,238,662,510
End of period	$ 153,067,567	$ 205,390,783	$ 871,389,718	$ 1,176,997,091
The accompanying notes are an integral part of these financial statements.
112

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford MidCap HLS Fund		Hartford Small Cap Growth HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ 690,460	$ 14,458,160	$ (1,008,274)	$ (2,196,423)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	74,948,149	245,445,022	(99,052,280)	180,586,224
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(554,367,328)	(32,664,947)	(278,930,155)	(121,278,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	(478,728,719)	227,238,235	(378,990,709)	57,111,224
Distributions to Shareholders:
Class IA	(198,350,672)	(326,587,296)	(145,857,718)	(96,064,439)
Class IB	(15,789,357)	(22,511,283)	(32,638,843)	(18,818,914)
Total distributions	(214,140,029)	(349,098,579)	(178,496,561)	(114,883,353)
Capital Share Transactions:
Sold	63,623,913	93,898,635	139,734,072	166,860,534
Issued on reinvestment of distributions	214,140,029	349,098,579	178,496,561	111,731,037
Redeemed	(548,099,232)	(735,775,940)	(446,544,953)	(267,121,215)
Net increase (decrease) from capital share transactions	(270,335,290)	(292,778,726)	(128,314,320)	11,470,356
Net Increase (Decrease) in Net Assets	(963,204,038)	(414,639,070)	(685,801,590)	(46,301,773)
Net Assets:
Beginning of period	2,103,312,209	2,517,951,279	1,378,743,209	1,425,044,982
End of period	$ 1,140,108,171	$ 2,103,312,209	$ 692,941,619	$ 1,378,743,209
The accompanying notes are an integral part of these financial statements.
113

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Small Company HLS Fund		Hartford Stock HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ (512,101)	$ (3,496,994)	$ 19,719,564	$ 20,305,484
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(94,443,730)	98,522,599	65,100,542	150,437,880
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(102,599,925)	(89,423,782)	(172,384,563)	178,258,535
Net Increase (Decrease) in Net Assets Resulting from Operations	(197,555,756)	5,601,823	(87,564,457)	349,001,899
Distributions to Shareholders:
Class IA	(84,063,157)	(74,970,751)	(152,615,340)	(68,675,432)
Class IB	(9,738,834)	(8,598,956)	(13,746,384)	(6,107,664)
Total distributions	(93,801,991)	(83,569,707)	(166,361,724)	(74,783,096)
Capital Share Transactions:
Sold	21,831,381	153,657,577	15,189,069	8,673,799
Issued on reinvestment of distributions	93,801,991	83,569,708	166,361,724	74,783,096
Redeemed	(57,302,976)	(117,299,075)	(172,242,382)	(198,538,490)
Net increase (decrease) from capital share transactions	58,330,396	119,928,210	9,308,411	(115,081,595)
Net Increase (Decrease) in Net Assets	(233,027,351)	41,960,326	(244,617,770)	159,137,208
Net Assets:
Beginning of period	650,622,240	608,661,914	1,648,905,734	1,489,768,526
End of period	$ 417,594,889	$ 650,622,240	$ 1,404,287,964	$ 1,648,905,734
The accompanying notes are an integral part of these financial statements.
114

Hartford HLS Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund		Hartford Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income (loss)	$ 55,453,467	$ 48,252,912	$ 7,005,852	$ 849,826
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(134,142,364)	26,340,617	(321,079)	83,217
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(238,543,750)	(97,391,221)	(8,625,157)	(3,079,240)
Net Increase (Decrease) in Net Assets Resulting from Operations	(317,232,647)	(22,797,692)	(1,940,384)	(2,146,197)
Distributions to Shareholders:
Class IA	(72,553,255)	(102,070,091)	(1,268,070)	(4,440,122)
Class IB	(7,592,524)	(11,750,831)	—	(540,587)
Total distributions	(80,145,779)	(113,820,922)	(1,268,070)	(4,980,709)
Capital Share Transactions:
Sold	112,677,907	215,962,547	48,023,827	61,157,138
Issued on reinvestment of distributions	80,145,779	113,820,922	1,268,070	4,980,709
Redeemed	(311,169,627)	(286,519,818)	(136,101,507)	(123,624,931)
Net increase (decrease) from capital share transactions	(118,345,941)	43,263,651	(86,809,610)	(57,487,084)
Net Increase (Decrease) in Net Assets	(515,724,367)	(93,354,963)	(90,018,064)	(64,613,990)
Net Assets:
Beginning of period	2,283,531,014	2,376,885,977	703,011,082	767,625,072
End of period	$ 1,767,806,647	$ 2,283,531,014	$ 612,993,018	$ 703,011,082
The accompanying notes are an integral part of these financial statements.
115

Hartford HLS Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2022
IA	$ 35.47	$ 0.44	$ (5.08)	$ (4.64)	$ (0.53)	$ (4.03)	$ (4.56)	$ 26.27	(13.42)%	$ 1,499,116	0.65%	0.62%	1.44%	53% (4)
IB	36.18	0.37	(5.19)	(4.82)	(0.45)	(4.03)	(4.48)	26.88	(13.66)	200,282	0.90	0.87	1.19	53 (4)
For the Year Ended December 31, 2021
IA	$ 31.56	$ 0.44	$ 5.70	$ 6.14	$ (0.35)	$ (1.88)	$ (2.23)	$ 35.47	19.64%	$ 1,948,846	0.66%	0.63%	1.29%	48% (4)
IB	32.15	0.36	5.81	6.17	(0.26)	(1.88)	(2.14)	36.18	19.37	259,957	0.91	0.88	1.04	48 (4)
For the Year Ended December 31, 2020
IA	$ 30.27	$ 0.48	$ 2.92	$ 3.40	$ (0.51)	$ (1.60)	$ (2.11)	$ 31.56	11.62%	$ 1,809,745	0.66%	0.63%	1.63%	43% (4)
IB	30.80	0.41	2.97	3.38	(0.43)	(1.60)	(2.03)	32.15	11.35	242,476	0.91	0.88	1.38	43 (4)
For the Year Ended December 31, 2019
IA	$ 27.47	$ 0.54(5)	$ 5.47(5)	$ 6.01	$ (0.56)	$ (2.65)	$ (3.21)	$ 30.27	22.80%	$ 1,849,582	0.66%	0.63%	1.81% (5)	38%
IB	27.91	0.47 (5)	5.55 (5)	6.02	(0.48)	(2.65)	(3.13)	30.80	22.47	247,264	0.91	0.88	1.56 (5)	38
For the Year Ended December 31, 2018
IA	$ 31.02	$ 0.59	$ (2.12)	$ (1.53)	$ (0.61)	$ (1.41)	$ (2.02)	$ 27.47	(5.24)%	$ 1,717,759	0.66%	0.63%	1.92%	31%
IB	31.48	0.52	(2.15)	(1.63)	(0.53)	(1.41)	(1.94)	27.91	(5.50)	229,790	0.91	0.88	1.67	31
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2022
IA	$ 54.26	$ 0.32	$ (8.52)	$ (8.20)	$ (0.41)	$ (6.28)	$ (6.69)	$ 39.37	(15.28)%	$ 3,034,471	0.67%	0.67%	0.71%	64%
IB	53.10	0.20	(8.33)	(8.13)	(0.30)	(6.28)	(6.58)	38.39	(15.48)	359,906	0.92	0.92	0.46	64
IC	53.33	0.07	(8.35)	(8.28)	(0.12)	(6.28)	(6.40)	38.65	(15.71)	13,837	1.17	1.17	0.16	64
For the Year Ended December 31, 2021
IA	$ 51.85	$ 0.33	$ 7.27	$ 7.60	$ (0.26)	$ (4.93)	$ (5.19)	$ 54.26	14.76%	$ 3,986,182	0.67%	0.67%	0.61%	58%
IB	50.85	0.19	7.11	7.30	(0.12)	(4.93)	(5.05)	53.10	14.45	483,113	0.92	0.92	0.36	58
IC	51.08	0.06	7.14	7.20	(0.02)	(4.93)	(4.95)	53.33	14.18	41,107	1.17	1.17	0.11	58
For the Year Ended December 31, 2020
IA	$ 46.05	$ 0.42	$ 9.37	$ 9.79	$ (0.45)	$ (3.54)	$ (3.99)	$ 51.85	21.91%	$ 4,024,340	0.68%	0.68%	0.91%	80%
IB	45.24	0.30	9.18	9.48	(0.33)	(3.54)	(3.87)	50.85	21.62	487,576	0.93	0.93	0.66	80
IC	45.45	0.19	9.20	9.39	(0.22)	(3.54)	(3.76)	51.08	21.32	39,361	1.18	1.18	0.41	80
For the Year Ended December 31, 2019
IA	$ 39.89	$ 0.48	$ 11.47	$ 11.95	$ (0.53)	$ (5.26)	$ (5.79)	$ 46.05	31.28%	$ 3,847,850	0.68%	0.68%	1.06%	56%
IB	39.28	0.36	11.28	11.64	(0.42)	(5.26)	(5.68)	45.24	30.96	474,982	0.93	0.93	0.81	56
IC	39.54	0.25	11.34	11.59	(0.42)	(5.26)	(5.68)	45.45	30.63	35,043	1.18	1.18	0.56	56
For the Year Ended December 31, 2018
IA	$ 48.16	$ 0.49	$ (3.33)	$ (2.84)	$ (0.43)	$ (5.00)	$ (5.43)	$ 39.89	(6.96)%	$ 3,543,187	0.67%	0.67%	1.03%	73%
IB	47.48	0.37	(3.26)	(2.89)	(0.31)	(5.00)	(5.31)	39.28	(7.18)	432,334	0.92	0.92	0.77	73
IC	47.76	0.25	(3.26)	(3.01)	(0.21)	(5.00)	(5.21)	39.54	(7.41)	27,679	1.17	1.17	0.53	73
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2022
IA	$ 20.85	$ 0.16	$ (4.06)	$ (3.90)	$ (0.18)	$ (0.99)	$ (1.17)	$ 15.78	(18.96)%	$ 2,196,538	0.59%	0.59%	0.90%	13%
IB	20.51	0.11	(4.00)	(3.89)	(0.13)	(0.99)	(1.12)	15.50	(19.20)	272,407	0.84	0.84	0.65	13
IC	20.85	0.07	(4.06)	(3.99)	(0.09)	(0.99)	(1.08)	15.78	(19.40)	62,585	1.09	1.09	0.40	13
For the Year Ended December 31, 2021
IA	$ 17.40	$ 0.13	$ 4.29	$ 4.42	$ (0.12)	$ (0.85)	$ (0.97)	$ 20.85	25.52%	$ 2,997,803	0.60%	0.60%	0.64%	14%
IB	17.13	0.08	4.21	4.29	(0.06)	(0.85)	(0.91)	20.51	25.21	385,018	0.85	0.85	0.39	14
IC	17.40	0.03	4.28	4.31	(0.01)	(0.85)	(0.86)	20.85	24.92	88,474	1.10	1.10	0.14	14
The accompanying notes are an integral part of these financial statements.
116

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund – (continued)
For the Year Ended December 31, 2020
IA	$ 15.97	$ 0.12	$ 2.64	$ 2.76	$ (0.06)	$ (1.27)	$ (1.33)	$ 17.40	18.04%	$ 2,701,619	0.66%	0.66%	0.75%	23%
IB	15.76	0.08	2.60	2.68	(0.04)	(1.27)	(1.31)	17.13	17.78	365,246	0.91	0.91	0.50	23
IC (6)	15.34	0.01	2.08	2.09	(0.03)	—	(0.03)	17.40	13.60 (7)	78,487	1.11 (8)	1.11 (8)	0.23 (8)	23
For the Year Ended December 31, 2019
IA	$ 13.59	$ 0.13	$ 4.26	$ 4.39	$ (0.14)	$ (1.87)	$ (2.01)	$ 15.97	34.12%	$ 573,688	0.78%	0.78%	0.82%	15%
IB	13.44	0.09	4.20	4.29	(0.10)	(1.87)	(1.97)	15.76	33.76	80,224	1.03	1.03	0.57	15
For the Year Ended December 31, 2018
IA	$ 15.43	$ 0.11	$ (0.27)	$ (0.16)	$ (0.11)	$ (1.57)	$ (1.68)	$ 13.59	(1.99)%	$ 501,718	0.78%	0.78%	0.72%	22%
IB	15.27	0.07	(0.26)	(0.19)	(0.07)	(1.57)	(1.64)	13.44	(2.23)	68,462	1.03	1.03	0.47	22
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2022
IA	$ 27.58	$ 0.38	$ (2.83)	$ (2.45)	$ (0.40)	$ (2.69)	$ (3.09)	$ 22.04	(8.93)%	$ 2,986,097	0.65%	0.65%	1.52%	23%
IB	27.38	0.31	(2.80)	(2.49)	(0.34)	(2.69)	(3.03)	21.86	(9.15)	379,001	0.90	0.90	1.27	23
For the Year Ended December 31, 2021
IA	$ 22.19	$ 0.35	$ 6.67	$ 7.02	$ (0.34)	$ (1.29)	$ (1.63)	$ 27.58	32.00%	$ 3,654,208	0.66%	0.66%	1.36%	21%
IB	22.04	0.28	6.62	6.90	(0.27)	(1.29)	(1.56)	27.38	31.68	470,882	0.91	0.91	1.12	21
For the Year Ended December 31, 2020
IA	$ 22.08	$ 0.40	$ 1.18	$ 1.58	$ (0.39)	$ (1.08)	$ (1.47)	$ 22.19	7.77%	$ 3,109,772	0.68%	0.68%	1.95%	24%
IB	21.96	0.34	1.16	1.50	(0.34)	(1.08)	(1.42)	22.04	7.45	412,528	0.93	0.93	1.70	24
For the Year Ended December 31, 2019
IA	$ 19.91	$ 0.41	$ 4.91	$ 5.32	$ (0.40)	$ (2.75)	$ (3.15)	$ 22.08	28.60%	$ 2,916,542	0.68%	0.68%	1.85%	19%
IB	19.82	0.35	4.89	5.24	(0.35)	(2.75)	(3.10)	21.96	28.30	393,014	0.93	0.93	1.60	19
For the Year Ended December 31, 2018
IA	$ 23.95	$ 0.43	$ (1.45)	$ (1.02)	$ (0.44)	$ (2.58)	$ (3.02)	$ 19.91	(5.32)%	$ 2,604,425	0.68%	0.68%	1.84%	28%
IB	23.85	0.37	(1.44)	(1.07)	(0.38)	(2.58)	(2.96)	19.82	(5.56)	356,601	0.93	0.93	1.59	28
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2022
IA	$ 23.57	$ 0.03	$ (2.90)	$ (2.87)	$ —	$ (4.65)	$ (4.65)	$ 16.05	(11.24)%	$ 120,656	0.91%	0.91%	0.14%	34%
IB	21.47	(0.02)	(2.66)	(2.68)	—	(4.65)	(4.65)	14.14	(11.47)	32,411	1.16	1.16	(0.11)	34
For the Year Ended December 31, 2021
IA	$ 23.88	$ (0.01)	$ 2.44	$ 2.43	$ (0.06)	$ (2.68)	$ (2.74)	$ 23.57	10.01%	$ 164,964	0.92%	0.92%	(0.05)%	51%
IB	21.97	(0.07)	2.25	2.18	—	(2.68)	(2.68)	21.47	9.76	40,427	1.17	1.17	(0.30)	51
For the Year Ended December 31, 2020
IA	$ 23.67	$ 0.02	$ 4.94	$ 4.96	$ (0.13)	$ (4.62)	$ (4.75)	$ 23.88	23.10%	$ 190,371	0.91%	0.91%	0.07%	42%
IB	22.12	(0.04)	4.58	4.54	(0.07)	(4.62)	(4.69)	21.97	22.79	43,662	1.16	1.16	(0.18)	42
For the Year Ended December 31, 2019
IA	$ 20.56	$ 0.03	$ 6.31	$ 6.34	$ —	$ (3.23)	$ (3.23)	$ 23.67	33.95%	$ 191,260	0.91%	0.91%	0.11%	42%
IB	19.44	(0.03)	5.94	5.91	—	(3.23)	(3.23)	22.12	33.68	41,992	1.16	1.16	(0.16)	42
For the Year Ended December 31, 2018
IA	$ 22.46	$ —	$ (0.41)	$ (0.41)	$ (0.02)	$ (1.47)	$ (1.49)	$ 20.56	(2.67)%	$ 249,144	0.89%	0.89%	(0.01)%	29%
IB	21.35	(0.06)	(0.38)	(0.44)	—	(1.47)	(1.47)	19.44	(2.96)	36,576	1.14	1.14	(0.26)	29
The accompanying notes are an integral part of these financial statements.
117

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2022
IA	$ 20.90	$ 0.27	$ (4.13)	$ (3.86)	$ (0.29)	$ (3.04)	$ (3.33)	$ 13.71	(18.14)%	$ 787,084	0.75%	0.75%	1.69%	91%
IB	21.21	0.24	(4.19)	(3.95)	(0.23)	(3.04)	(3.27)	13.99	(18.32)	84,305	1.00	1.00	1.44	91
For the Year Ended December 31, 2021
IA	$ 19.58	$ 0.22	$ 1.31	$ 1.53	$ (0.21)	$ —	$ (0.21)	$ 20.90	7.82%	$ 1,064,640	0.73%	0.73%	1.09%	95%
IB	19.86	0.18	1.32	1.50	(0.15)	—	(0.15)	21.21	7.57	112,357	0.98	0.98	0.84	95
For the Year Ended December 31, 2020
IA	$ 16.56	$ 0.10	$ 3.24	$ 3.34	$ (0.32)	$ —	$ (0.32)	$ 19.58	20.45%	$ 1,095,213	0.76%	0.76%	0.61%	107%
IB	16.80	0.06	3.27	3.33	(0.27)	—	(0.27)	19.86	20.09	143,449	1.01	1.01	0.36	107
For the Year Ended December 31, 2019
IA	$ 13.91	$ 0.27	$ 3.30	$ 3.57	$ (0.30)	$ (0.62)	$ (0.92)	$ 16.56	26.43%	$ 1,093,030	0.74%	0.74%	1.74%	88%
IB	14.09	0.24	3.35	3.59	(0.26)	(0.62)	(0.88)	16.80	26.14	135,655	0.99	0.99	1.48	88
For the Year Ended December 31, 2018
IA	$ 17.46	$ 0.26	$ (3.49)	$ (3.23)	$ (0.32)	$ —	$ (0.32)	$ 13.91	(18.74)%	$ 1,000,295	0.73%	0.73%	1.55%	80%
IB	17.68	0.22	(3.53)	(3.31)	(0.28)	—	(0.28)	14.09	(18.96)	120,635	0.98	0.98	1.28	80
Hartford MidCap HLS Fund
For the Year Ended December 31, 2022
IA	$ 40.31	$ 0.02	$ (9.57)	$ (9.55)	$ (0.29)	$ (4.78)	$ (5.07)	$ 25.69	(24.27)%	$ 1,051,771	0.71%	0.71%	0.06%	44%
IB	38.35	(0.05)	(9.09)	(9.14)	(0.19)	(4.78)	(4.97)	24.24	(24.46)	88,337	0.96	0.96	(0.18)	44
For the Year Ended December 31, 2021
IA	$ 43.44	$ 0.29	$ 3.97	$ 4.26	$ —	$ (7.39)	$ (7.39)	$ 40.31	9.91%	$ 1,973,242	0.69%	0.69%	0.65%	28%
IB	41.76	0.15	3.83	3.98	—	(7.39)	(7.39)	38.35	9.62	130,071	0.94	0.94	0.37	28
For the Year Ended December 31, 2020
IA	$ 38.17	$ 0.03	$ 8.90	$ 8.93	$ (0.02)	$ (3.64)	$ (3.66)	$ 43.44	25.10%	$ 2,377,320	0.70%	0.70%	0.07%	50%
IB	36.90	(0.04)	8.54	8.50	—	(3.64)	(3.64)	41.76	24.80	140,632	0.95	0.95	(0.11)	50
For the Year Ended December 31, 2019
IA	$ 33.77	$ 0.05	$ 10.56	$ 10.61	$ (0.07)	$ (6.14)	$ (6.21)	$ 38.17	32.87%	$ 2,045,156	0.69%	0.69%	0.12%	29%
IB	32.85	(0.05)	10.24	10.19	—	(6.14)	(6.14)	36.90	32.49	55,049	0.94	0.94	(0.12)	29
For the Year Ended December 31, 2018
IA	$ 40.10	$ 0.01	$ (2.35)	$ (2.34)	$ (0.01)	$ (3.98)	$ (3.99)	$ 33.77	(7.44)%	$ 1,768,712	0.69%	0.69%	0.03%	35%
IB	39.18	(0.09)	(2.26)	(2.35)	—	(3.98)	(3.98)	32.85	(7.65)	46,186	0.94	0.94	(0.22)	35
Hartford Small Cap Growth HLS Fund
For the Year Ended December 31, 2022
IA	$ 36.60	$ (0.02)	$ (10.09)	$ (10.11)	$ —	$ (4.78)	$ (4.78)	$ 21.71	(28.46)%	$ 522,920	0.64%	0.64%	(0.06)%	52%
IB	34.77	(0.07)	(9.57)	(9.64)	—	(4.78)	(4.78)	20.35	(28.61)	170,021	0.89	0.89	(0.30)	52
For the Year Ended December 31, 2021
IA	$ 38.15	$ (0.04)	$ 1.68	$ 1.64	$ —	$ (3.19)	$ (3.19)	$ 36.60	4.02%	$ 1,153,860	0.63%	0.63%	(0.11)%	44%
IB	36.48	(0.13)	1.61	1.48	—	(3.19)	(3.19)	34.77	3.76	224,883	0.88	0.88	(0.36)	44
For the Year Ended December 31, 2020
IA	$ 29.72	$ (0.02)	$ 9.57	$ 9.55	$ —	$ (1.12)	$ (1.12)	$ 38.15	33.20%	$ 1,224,012	0.67%	0.67%	(0.07)%	61%
IB	28.53	(0.09)	9.16	9.07	—	(1.12)	(1.12)	36.48	32.89	201,033	0.92	0.92	(0.34)	61
For the Year Ended December 31, 2019
IA	$ 26.76	$ 0.03	$ 8.61	$ 8.64	$ —	$ (5.68)	$ (5.68)	$ 29.72	35.81%	$ 954,063	0.64%	0.64%	0.11%	42%
IB	25.95	(0.04)	8.30	8.26	—	(5.68)	(5.68)	28.53	35.45	381,057	0.89	0.89	(0.14)	42
The accompanying notes are an integral part of these financial statements.
118

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Growth HLS Fund – (continued)
For the Year Ended December 31, 2018
IA	$ 32.13	$ (0.01)	$ (3.27)	$ (3.28)	$ —	$ (2.09)	$ (2.09)	$ 26.76	(11.70)%	$ 803,907	0.64%	0.64%	(0.03)%	86%
IB	31.28	(0.09)	(3.15)	(3.24)	—	(2.09)	(2.09)	25.95	(11.89)	312,475	0.89	0.89	(0.28)	86
Hartford Small Company HLS Fund
For the Year Ended December 31, 2022
IA	$ 24.57	$ (0.01)	$ (7.33)	$ (7.34)	$ —	$ (3.66)	$ (3.66)	$ 13.57	(30.88)%	$ 379,584	0.79%	0.79%	(0.08)%	87%
IB	21.25	(0.05)	(6.30)	(6.35)	—	(3.66)	(3.66)	11.24	(31.07)	38,011	1.04	1.04	(0.33)	87
For the Year Ended December 31, 2021
IA	$ 27.44	$ (0.14)	$ 0.66	$ 0.52	$ —	$ (3.39)	$ (3.39)	$ 24.57	1.56%	$ 590,597	0.77%	0.77%	(0.51)%	111%
IB	24.23	(0.19)	0.60	0.41	—	(3.39)	(3.39)	21.25	1.30	60,025	1.02	1.02	(0.79)	111
For the Year Ended December 31, 2020
IA	$ 20.45	$ (0.07)	$ 10.38	$ 10.31	$ —	$ (3.32)	$ (3.32)	$ 27.44	55.52%	$ 540,764	0.81%	0.81%	(0.32)%	105%
IB	18.44	(0.11)	9.22	9.11	—	(3.32)	(3.32)	24.23	55.03	67,898	1.06	1.06	(0.56)	105
For the Year Ended December 31, 2019
IA	$ 18.38	$ (0.05)	$ 6.36	$ 6.31	$ —	$ (4.24)	$ (4.24)	$ 20.45	37.00%	$ 572,642	0.79%	0.79%	(0.23)%	79%
IB	16.94	(0.09)	5.83	5.74	—	(4.24)	(4.24)	18.44	36.77	51,691	1.04	1.04	(0.49)	79
For the Year Ended December 31, 2018
IA	$ 20.42	$ (0.10)	$ (0.46)	$ (0.56)	$ —	$ (1.48)	$ (1.48)	$ 18.38	(4.23)%	$ 473,098	0.78%	0.78%	(0.47)%	100%
IB	18.97	(0.15)	(0.40)	(0.55)	—	(1.48)	(1.48)	16.94	(4.51)	46,402	1.03	1.03	(0.73)	100
Hartford Stock HLS Fund
For the Year Ended December 31, 2022
IA	$113.91	$ 1.40	$ (7.51)	$ (6.11)	$ (1.62)	$ (10.56)	$ (12.18)	$ 95.62	(5.14)%	$ 1,286,070	0.51%	0.51%	1.37%	10%
IB	113.84	1.14	(7.50)	(6.36)	(1.37)	(10.56)	(11.93)	95.55	(5.37)	118,218	0.76	0.76	1.12	10
For the Year Ended December 31, 2021
IA	$ 95.52	$ 1.38	$ 22.20	$ 23.58	$ (1.30)	$ (3.89)	$ (5.19)	$ 113.91	24.98%	$ 1,506,206	0.51%	0.51%	1.32%	15%
IB	95.48	1.12	22.15	23.27	(1.02)	(3.89)	(4.91)	113.84	24.67	142,700	0.76	0.76	1.07	15
For the Year Ended December 31, 2020
IA	$ 92.58	$ 1.39	$ 9.21	$ 10.60	$ (1.48)	$ (6.18)	$ (7.66)	$ 95.52	12.08%	$ 1,360,099	0.52%	0.52%	1.57%	15%
IB	92.57	1.17	9.17	10.34	(1.25)	(6.18)	(7.43)	95.48	11.79	129,670	0.77	0.77	1.32	15
For the Year Ended December 31, 2019
IA	$ 78.10	$ 1.43	$ 22.40	$ 23.83	$ (1.46)	$ (7.89)	$ (9.35)	$ 92.58	31.22%	$ 1,375,643	0.51%	0.51%	1.59%	15%
IB	78.11	1.20	22.39	23.59	(1.24)	(7.89)	(9.13)	92.57	30.89	133,951	0.76	0.76	1.34	15
For the Year Ended December 31, 2018
IA	$ 79.57	$ 1.31	$ (1.45)	$ (0.14)	$ (1.33)	$ —	$ (1.33)	$ 78.10	(0.14)%	$ 1,201,873	0.51%	0.51%	1.60%	22%
IB	79.54	1.10	(1.43)	(0.33)	(1.10)	—	(1.10)	78.11	(0.38)	120,176	0.76	0.76	1.34	22
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2022
IA	$ 11.29	$ 0.29	$ (1.88)	$ (1.59)	$ (0.31)	$ (0.12)	$ (0.43)	$ 9.27	(14.21)%	$ 1,592,156	0.50%	0.50%	2.87%	58% (9)
IB	11.22	0.26	(1.87)	(1.61)	(0.27)	(0.12)	(0.39)	9.22	(14.41)	175,651	0.75	0.75	2.62	58 (9)
For the Year Ended December 31, 2021
IA	$ 11.98	$ 0.24	$ (0.35)	$ (0.11)	$ (0.29)	$ (0.29)	$ (0.58)	$ 11.29	(0.95)%	$ 2,045,579	0.50%	0.50%	2.09%	61% (9)
IB	11.91	0.21	(0.35)	(0.14)	(0.26)	(0.29)	(0.55)	11.22	(1.18)	237,952	0.75	0.75	1.84	61 (9)
The accompanying notes are an integral part of these financial statements.
119

Hartford HLS Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Total Return Bond HLS Fund – (continued)
For the Year Ended December 31, 2020
IA	$ 11.44	$ 0.29	$ 0.73	$ 1.02	$ (0.45)	$ (0.03)	$ (0.48)	$ 11.98	9.03%	$ 2,110,986	0.51%	0.51%	2.45%	62% (9)
IB	11.38	0.26	0.72	0.98	(0.42)	(0.03)	(0.45)	11.91	8.71	265,900	0.76	0.76	2.19	62 (9)
For the Year Ended December 31, 2019
IA	$ 10.76	$ 0.36(10)	$ 0.77(10)	$ 1.13	$ (0.45)	$ —	$ (0.45)	$ 11.44	10.65%	$ 1,873,182	0.51%	0.51%	3.16% (10)	61%
IB	10.70	0.33 (10)	0.77 (10)	1.10	(0.42)	—	(0.42)	11.38	10.32	214,338	0.76	0.76	2.91 (10)	61
For the Year Ended December 31, 2018
IA	$ 11.32	$ 0.35	$ (0.43)	$ (0.08)	$ (0.44)	$ (0.04)	$ (0.48)	$ 10.76	(0.81)%	$ 1,871,299	0.51%	0.51%	3.23%	53%
IB	11.25	0.33	(0.43)	(0.10)	(0.41)	(0.04)	(0.45)	10.70	(0.91)	215,123	0.76	0.76	2.98	53
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2022
IA	$ 10.00	$ 0.11	$ (0.13)	$ (0.02)	$ (0.02)	$ —	$ (0.02)	$ 9.96	(0.17)%	$ 529,433	0.43%	0.43%	1.10%	66%
IB	9.99	0.08	(0.12)	(0.04)	—	—	—	9.95	(0.40)	83,560	0.68	0.68	0.84	66
For the Year Ended December 31, 2021
IA	$ 10.09	$ 0.02	$ (0.04)	$ (0.02)	$ (0.07)	$ —	$ (0.07)	$ 10.00	(0.19)%	$ 605,732	0.44%	0.44%	0.15%	73%
IB	10.09	(0.01)	(0.04)	(0.05)	(0.05)	—	(0.05)	9.99	(0.46)	97,279	0.69	0.69	(0.10)	73
For the Year Ended December 31, 2020
IA	$ 10.19	$ 0.10	$ 0.05	$ 0.15	$ (0.25)	$ —	$ (0.25)	$ 10.09	1.44%	$ 657,375	0.46%	0.46%	0.95%	76%
IB	10.18	0.07	0.06	0.13	(0.22)	—	(0.22)	10.09	1.27	110,250	0.71	0.71	0.67	76
For the Year Ended December 31, 2019
IA	$ 10.10	$ 0.23	$ 0.05	$ 0.28	$ (0.19)	$ —	$ (0.19)	$ 10.19	2.81%	$ 393,590	0.45%	0.45%	2.21%	70%
IB	10.09	0.20	0.06	0.26	(0.17)	—	(0.17)	10.18	2.54	57,142	0.70	0.70	1.96	70
For the Year Ended December 31, 2018
IA	$ 10.06	$ 0.18	$ (0.02)	$ 0.16	$ (0.12)	$ —	$ (0.12)	$ 10.10	1.57%	$ 437,160	0.45%	0.45%	1.77%	51%
IB	10.05	0.15	(0.02)	0.13	(0.09)	—	(0.09)	10.09	1.27	64,859	0.70	0.70	1.52	51

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable contract level or by a qualified pension or retirement plan. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 61%, 49% and 48% for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(5)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and a decrease to ratio of net investment income to average net assets for less than 0.005% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
(6)	Commenced operations on September 18, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 431%, 494% and 564% for the fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, respectively.
(10)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended December 31, 2019 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)% for each class of shares. Per share data and ratios for periods prior to December 31, 2019 have not been restated to reflect this change in presentation.
The accompanying notes are an integral part of these financial statements.
120

Hartford HLS Funds
 Notes to Financial Statements
 December 31, 2022

1.	Organization:
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company" and collectively, the “Companies”) are each an open-end registered management investment company comprised of eleven and one series, respectively, as of December 31, 2022. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Hartford Series Fund, Inc.:
Hartford Balanced HLS Fund (the "Balanced HLS Fund")
Hartford Capital Appreciation HLS Fund (the "Capital Appreciation HLS Fund")
Hartford Disciplined Equity HLS Fund (the "Disciplined Equity HLS Fund")
Hartford Dividend and Growth HLS Fund (the "Dividend and Growth HLS Fund")
Hartford Healthcare HLS Fund (the "Healthcare HLS Fund")
Hartford International Opportunities HLS Fund (the "International Opportunities HLS Fund")
Hartford MidCap HLS Fund (the "MidCap HLS Fund")
Hartford Small Company HLS Fund (the "Small Company HLS Fund")
Hartford Stock HLS Fund (the "Stock HLS Fund")
Hartford Total Return Bond HLS Fund (the "Total Return Bond HLS Fund")
Hartford Ultrashort Bond HLS Fund (the "Ultrashort Bond HLS Fund")

Hartford HLS Series Fund II, Inc.:
Hartford Small Cap Growth HLS Fund (the "Small Cap Growth HLS Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of insurance companies and certain qualified pension or retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the Funds if permitted in the variable insurance contract prospectus. In addition, participants in certain qualified pension or retirement plans may choose the Funds if permitted by their plans.
Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Each Fund has registered for sale Class IA and IB shares. Each of Capital Appreciation HLS Fund and Disciplined Equity HLS Fund also has registered for sale Class IC shares. Class IA and Class IB shares of each Fund are closed to certain investors. The Small Cap Growth HLS Fund and Small Company HLS Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds’ prospectus. Each class is offered at the per share net asset value (“NAV”) without a sales charge. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative services fee.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
121

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the respective Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
122

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
The Capital Appreciation HLS Fund and the International Opportunities HLS Fund filed claims to recover taxes withheld on prior year reclaims (EU reclaims) related to French taxes withheld on dividend income from 2009, 2010 and 2011. The Capital Appreciation HLS Fund has recorded a receivable and EU reclaim income in the amount of $541,531 based on a positive decision from the French Tax authorities which is recorded on the Statement of Assets and Liabilities as tax reclaim under receivables and on the Statement of Operations as Foreign withholding tax reclaims. The International Opportunities HLS Fund received EU reclaims with related interest in amount of $1,989,304 which is recorded on the Statement of Operations as Foreign withholding tax reclaims.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
123

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized capital gains, if any, at least once per year. Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2022.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of December 31, 2022.
124

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2022.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of December 31, 2022.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of December 31, 2022.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of December 31, 2022.
125

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended December 31, 2022, each of Balanced HLS Fund, Capital Appreciation HLS Fund and Total Return Bond HLS Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended December 31, 2022, Total Return Bond HLS Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended December 31, 2022, Total Return Bond HLS Fund had used Options Contracts.
126

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status
127

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended December 31, 2022, each of Balanced HLS Fund and Total Return Bond HLS Fund had used Credit Default Swap Contracts.
e)	Additional Derivative Instrument Information:
Balanced HLS Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 67,411	$ —	$ —	$ —	$ —	$ 67,411
Total	$ 67,411	$ —	$ —	$ —	$ —	$ 67,411

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (1,665,814)	$ —	$ —	$ —	$ —	$ (1,665,814)
Net realized gain (loss) on swap contracts	—	—	12,777	—	—	12,777
Total	$ (1,665,814)	$ —	$ 12,777	$ —	$ —	$ (1,653,037)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 192,100	$ —	$ —	$ —	$ —	$ 192,100
Total	$ 192,100	$ —	$ —	$ —	$ —	$ 192,100
For the year ended December 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	252
Futures Contracts Number of Short Contracts	(56)
Swap Contracts at Notional Amount	$ 1,661,250
Capital Appreciation HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,599,008	$ —	$ 3,599,008
Total	$ —	$ —	$ —	$ 3,599,008	$ —	$ 3,599,008

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

128

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

Capital Appreciation HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (30,496,530)	$ —	$ (30,496,530)
Total	$ —	$ —	$ —	$ (30,496,530)	$ —	$ (30,496,530)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (3,341,854)	$ —	$ (3,341,854)
Total	$ —	$ —	$ —	$ (3,341,854)	$ —	$ (3,341,854)
For the year ended December 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	273
Total Return Bond HLS Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 4,889,448	$ —	$ —	$ —	$ —	$ 4,889,448
Unrealized appreciation on foreign currency contracts	—	2,305	—	—	—	2,305
Unrealized appreciation on swap contracts(2)	—	—	10,040	—	—	10,040
Total	$ 4,889,448	$ 2,305	$ 10,040	$ —	$ —	$ 4,901,793
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,902,083	$ —	$ —	$ —	$ —	$ 1,902,083
Unrealized depreciation on foreign currency contracts	—	747,920	—	—	—	747,920
Unrealized depreciation on swap contracts(2)	—	—	594,535	—	—	594,535
Total	$ 1,902,083	$ 747,920	$ 594,535	$ —	$ —	$ 3,244,538

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

129

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

Total Return Bond HLS Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (2,471,542)	$ —	$ —	$ —	$ —	$ (2,471,542)
Net realized gain (loss) on futures contracts	44,484,958	—	—	—	—	44,484,958
Net realized gain (loss) on written options contracts	11,670,458	—	—	—	—	11,670,458
Net realized gain (loss) on swap contracts	(47,795)	—	(12,264,745)	—	—	(12,312,540)
Net realized gain (loss) on foreign currency contracts	—	5,367,353	—	—	—	5,367,353
Total	$ 53,636,079	$ 5,367,353	$ (12,264,745)	$ —	$ —	$ 46,738,687
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 2,432,095	$ —	$ —	$ —	$ —	$ 2,432,095
Net change in unrealized appreciation (depreciation) of futures contracts	3,752,963	—	—	—	—	3,752,963
Net change in unrealized appreciation (depreciation) of written options contracts	(794,827)	—	—	—	—	(794,827)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	1,240,385	—	—	1,240,385
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(77,863)	—	—	—	(77,863)
Total	$ 5,390,231	$ (77,863)	$ 1,240,385	$ —	$ —	$ 6,552,753
For the year ended December 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 12,308,333
Futures Contracts Number of Long Contracts	1,839
Futures Contracts Number of Short Contracts	(2,734)
Written Options at Notional Amount	$ (455,596,667)
Swap Contracts at Notional Amount	$ 37,257,463
Foreign Currency Contracts Purchased at Contract Amount	$ 8,468,923
Foreign Currency Contracts Sold at Contract Amount	$ 79,550,498
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
130

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of December 31, 2022:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 67,411	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	67,411	—
Derivatives not subject to a MNA	(67,411)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,599,008)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,599,008)
Derivatives not subject to a MNA	—	3,599,008
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,305	$ (747,920)
Futures contracts	4,889,448	(1,902,083)
Swap contracts	10,040	(594,535)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,901,793	(3,244,538)
Derivatives not subject to a MNA	(4,899,488)	2,218,169
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,305	$ (1,026,369)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Commonwealth Bank of Australia	$ 2,305	$ —	$ —	$ —	$ 2,305
Total	$ 2,305	$ —	$ —	$ —	$ 2,305

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (721,817)	$ —	$ 714,139	$ —	$ (7,678)
Citibank NA	(77,253)	—	77,253	—	—
Goldman Sachs & Co.	(138,798)	—	—	—	(138,798)
JP Morgan Chase & Co.	(7,488)	—	—	—	(7,488)
Morgan Stanley	(77,438)	—	77,438	—	—
UBS	(3,575)	—	—	—	(3,575)
Total	$ (1,026,369)	$ —	$ 868,830	$ —	$ (157,539)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor
131

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic have had, and may continue to have, a significant negative impact on the performance of certain investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (SOFR), which is is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar LIBOR). As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
132

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

Geopolitical events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives, losses deferred due to straddle adjustments and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2022 and December 31, 2021 are as follows:

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced HLS Fund	$ 42,466,612	$ 223,151,444	$ 52,273,431	$ 82,776,812
Capital Appreciation HLS Fund	64,891,675	457,492,553	207,737,303	205,241,369
Disciplined Equity HLS Fund	35,832,973	145,076,067	114,174,313	42,133,654
Dividend and Growth HLS Fund	72,697,937	361,147,229	88,570,001	150,135,342
Healthcare HLS Fund	3,816,291	33,341,892	7,027,048	15,725,379
International Opportunities HLS Fund	40,967,010	136,368,618	12,158,250	—
MidCap HLS Fund	12,084,551	202,055,478	54,082,515	295,016,064
Small Cap Growth HLS Fund	7,681,251	170,815,310	53,904,308	60,979,045
Small Company HLS Fund	11,972,762	81,829,229	43,622,804	39,946,903
Stock HLS Fund	26,880,254	139,481,470	25,547,866	49,235,230
Total Return Bond HLS Fund	61,202,717	18,943,062	113,820,922	—
Ultrashort Bond HLS Fund	1,268,070	—	4,980,709	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
133

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

As of December 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$ 531,678	$ 47,615,361	$ —	$ (1,059,432)	$ 285,875,165	$ 332,962,772
Capital Appreciation HLS Fund	1,361,674	53,938,760	—	—	330,081,988	385,382,422
Disciplined Equity HLS Fund	294,992	16,964,900	—	—	615,894,010	633,153,902
Dividend and Growth HLS Fund	1,551,063	289,014,490	—	—	1,121,452,440	1,412,017,993
Healthcare HLS Fund	615,337	1,886,721	—	—	31,019,999	33,522,057
International Opportunities HLS Fund	9,961,387	—	(43,018,871)	—	53,950,769	20,893,285
MidCap HLS Fund	453,078	76,678,979	—	—	130,066,612	207,198,669
Small Cap Growth HLS Fund	—	—	(96,035,128)	—	102,123,388	6,088,260
Small Company HLS Fund	—	—	(92,983,216)	—	(692,231)	(93,675,447)
Stock HLS Fund	—	64,887,142	—	—	584,911,804	649,798,946
Total Return Bond HLS Fund	60,532,770	—	(140,166,273)	(1,585,722)	(251,174,732)	(332,393,957)
Ultrashort Bond HLS Fund	7,319,837	—	(12,116,817)	—	(9,461,623)	(14,258,603)
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are the result of permanent differences between U.S. GAAP and tax accounting for such items as net operating losses and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced HLS Fund	$ (22,060)	$ 22,060
Capital Appreciation HLS Fund	(121,114)	121,114
Disciplined Equity HLS Fund	(40,819)	40,819
Small Cap Growth HLS Fund	(878,134)	878,134
Small Company HLS Fund	(408,831)	408,831
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At December 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
International Opportunities HLS Fund	$ 43,018,871	$ —
Small Cap Growth HLS Fund	81,450,007	14,585,121
Small Company HLS Fund	88,007,255	4,975,961
Total Return Bond HLS Fund*	88,636,623	51,529,650
Ultrashort Bond HLS Fund*	553,507	11,563,310

*	Future utilization of losses are subject to limitation under current tax laws.
Balanced HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Healthcare HLS Fund, MidCap HLS Fund and Stock HLS Fund had no capital loss carryforwards for U.S. federal tax purposes as of December 31, 2022.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at December 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, Passive Foreign Investment Companies ("PFICs") mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, PFICs, partnership adjustments and
134

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced HLS Fund	$ 1,409,224,821	$ 374,404,387	$ (88,566,851)	$ 285,837,536
Capital Appreciation HLS Fund	3,048,851,807	592,791,066	(262,700,951)	330,090,115
Disciplined Equity HLS Fund	1,899,586,565	711,321,339	(95,426,805)	615,894,534
Dividend and Growth HLS Fund	2,213,276,418	1,212,866,478	(91,416,368)	1,121,450,110
Healthcare HLS Fund	120,471,220	44,776,053	(13,753,393)	31,022,660
International Opportunities HLS Fund	804,200,507	90,063,295	(35,812,220)	54,251,075
MidCap HLS Fund	1,030,117,048	247,113,057	(117,046,445)	130,066,612
Small Cap Growth HLS Fund	596,652,198	144,440,081	(42,316,693)	102,123,388
Small Company HLS Fund	419,125,218	44,940,629	(45,632,860)	(692,231)
Stock HLS Fund	805,462,038	597,438,644	(12,526,840)	584,911,804
Total Return Bond HLS Fund	2,354,553,130	5,928,850	(257,102,987)	(251,174,137)
Ultrashort Bond HLS Fund	618,573,915	456,024	(9,917,647)	(9,461,623)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC"or the"Investment Manager") reviews each Fund’s tax positions for all open tax years. As of December 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, in accordance with the Fund’s investment objective and policies. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund*	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion
Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Disciplined Equity HLS Fund	0.6000% on first $1 billion and;
0.5500% on next $4 billion and;
0.5300% on next $5 billion and;
0.5000% over $10 billion
135

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

Fund	Management Fee Rates
Dividend and Growth HLS Fund	0.6900% on first $250 million and;
0.6425% on next $250 million and;
0.6325% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion
MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion
Small Cap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion
Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion
Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion
Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

*	HFMC voluntarily waived a portion of its contractual management fee equal to 0.03% as an annual percentage rate of the Balanced HLS Fund’s average daily net assets from January 1, 2022 through December 31, 2022.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund;
136

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund.
d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc. and Hartford Series Fund, Inc., on behalf of its series except Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. For the year ended December 31, 2022, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.62%	0.87%	N/A
Capital Appreciation HLS Fund	0.67%	0.92%	1.17%
Disciplined Equity HLS Fund	0.59%	0.84%	1.09%
Dividend and Growth HLS Fund	0.65%	0.90%	N/A
Healthcare HLS Fund	0.91%	1.16%	N/A
International Opportunities HLS Fund	0.75%	1.00%	N/A
MidCap HLS Fund	0.71%	0.96%	N/A
Small Cap Growth HLS Fund	0.64%	0.89%	N/A
Small Company HLS Fund	0.79%	1.04%	N/A
Stock HLS Fund	0.51%	0.76%	N/A
Total Return Bond HLS Fund	0.50%	0.75%	N/A
Ultrashort Bond HLS Fund	0.43%	0.68%	N/A
e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and Hartford Series Fund, Inc. on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.
Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.
Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. Each Fund's 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company's Board of Directors may determine.
f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.
g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2022, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was
137

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced HLS Fund	$ 4,362
Capital Appreciation HLS Fund	8,664
Disciplined Equity HLS Fund	6,508
Dividend and Growth HLS Fund	8,125
Healthcare HLS Fund	391
International Opportunities HLS Fund	2,188
MidCap HLS Fund	3,440
Small Cap Growth HLS Fund	2,500
Small Company HLS Fund	1,130
Stock HLS Fund	3,315
Total Return Bond HLS Fund	4,508
Ultrashort Bond HLS Fund	1,520
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and DST Asset Manager Solutions, Inc. (“DST”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by HASCO, not by the Funds. Each Fund pays HASCO a fixed fee annually, plus out of pocket expenses for providing such services. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended December 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.00%*	0.00%*	N/A
Capital Appreciation HLS Fund	0.00%*	0.00%*	0.00%*
Disciplined Equity HLS Fund	0.00%*	0.00%*	0.00%*
Dividend and Growth HLS Fund	0.00%*	0.00%*	N/A
Healthcare HLS Fund	0.00%*	0.00%*	N/A
International Opportunities HLS Fund	0.00%*	0.00%*	N/A
MidCap HLS Fund	0.00%*	0.00%*	N/A
Small Cap Growth HLS Fund	0.00%*	0.00%*	N/A
Small Company HLS Fund	0.00%*	0.00%*	N/A
Stock HLS Fund	0.00%*	0.00%*	N/A
Total Return Bond HLS Fund	0.00%*	0.00%*	N/A
Ultrashort Bond HLS Fund	0.00%*	0.00%*	N/A

*	Percentage rounds to zero.
8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
138

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of December 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Balanced HLS Fund	$ 2,201,545	$ 2,292,665	$ —
Capital Appreciation HLS Fund	6,794,907	6,547,573	1,034,123
Disciplined Equity HLS Fund	—	—	—
Dividend and Growth HLS Fund	—	—	—
Healthcare HLS Fund	173,859	—	184,085
International Opportunities HLS Fund	1,515,150	1,565,100	—
MidCap HLS Fund	20,568,050	21,267,327	—
Small Cap Growth HLS Fund	13,928,689	14,241,189	—
Small Company HLS Fund	2,750,706	2,766,666	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	3,577,429	3,718,027	—
Ultrashort Bond HLS Fund	9,937,181	10,701,511	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an "affiliate" of the Fund. As of and during the year ended December 31, 2022, Balanced HLS Fund, Capital Appreciation HLS Fund, Small Company HLS Fund, and Stock HLS Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below:
A summary of affiliate security transactions for the year ended December 31, 2022 follows:

Affiliated Investments	Beginning Value as of January 1, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2022	Shares as of December 31, 2022	Dividend Income	Capital Gains Distribution
Balanced HLS Fund
Allstar Co.(1),*	$ —	$ —	$ 31,728	$ 31,728	$ —	$ —	$ —	—	$ —	$ —
Capital Appreciation HLS Fund
Allstar Co.(1),*	—	—	22,918	22,918	—	—	—	—	—	—
Small Company HLS Fund
Allstar Co.(1),*	—	—	13,603	13,603	—	—	—	—	—	—
Stock HLS Fund
Allstar Co.(1),*	—	—	25,598	25,598	—	—	—	—	—	—

*	Not an affiliate as of December 31, 2022.
(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Fund's holdings in Allstar Co., the Fund previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, the Fund does not have direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
139

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

10.	Investment Transactions:
For the year ended December 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$ 564,521,145	$ 836,330,581	$ 426,721,707	$ 359,895,971	$ 991,242,852	$ 1,196,226,552
Capital Appreciation HLS Fund	2,348,240,327	2,765,143,296	—	—	2,348,240,327	2,765,143,296
Disciplined Equity HLS Fund	380,637,476	660,990,761	—	—	380,637,476	660,990,761
Dividend and Growth HLS Fund	813,815,103	1,116,077,287	—	—	813,815,103	1,116,077,287
Healthcare HLS Fund	56,075,529	84,228,799	—	—	56,075,529	84,228,799
International Opportunities HLS Fund	847,094,581	915,402,529	—	—	847,094,581	915,402,529
MidCap HLS Fund	646,537,091	1,130,811,999	—	—	646,537,091	1,130,811,999
Small Cap Growth HLS Fund	506,072,435	810,647,511	—	—	506,072,435	810,647,511
Small Company HLS Fund	414,565,634	441,089,627	—	—	414,565,634	441,089,627
Stock HLS Fund	140,833,303	302,836,853	—	—	140,833,303	302,836,853
Total Return Bond HLS Fund	405,188,596	700,643,034	715,915,582	598,860,081	1,121,104,178	1,299,503,115
Ultrashort Bond HLS Fund	262,255,221	291,314,523	73,806,088	19,025,135	336,061,309	310,339,658
11.	Capital Share Transactions:
The following information is for the years ended December 31, 2022 and December 31, 2021:

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Balanced HLS Fund
Class IA
Shares Sold	219,884	$ 6,632,090	457,915	$ 15,479,313
Shares Issued for Reinvested Dividends	8,609,461	235,269,227	3,425,101	119,966,738
Shares Redeemed	(6,702,016)	(201,054,701)	(6,287,063)	(215,544,694)
Net Increase (Decrease)	2,127,329	40,846,616	(2,404,047)	(80,098,643)
Class IB
Shares Sold	62,482	$ 2,063,006	112,530	$ 3,925,008
Shares Issued for Reinvested Dividends	1,086,696	30,348,829	422,802	15,083,505
Shares Redeemed	(883,907)	(26,944,643)	(891,295)	(31,040,870)
Net Increase (Decrease)	265,271	5,467,192	(355,963)	(12,032,357)
Total Net Increase (Decrease)	2,392,600	$ 46,313,808	(2,760,010)	$ (92,131,000)
Capital Appreciation HLS Fund
Class IA
Shares Sold	478,265	$ 21,183,735	255,573	$ 14,142,931
Shares Issued for Reinvested Dividends	11,514,100	462,293,161	6,650,692	365,171,165
Shares Redeemed	(8,387,017)	(373,524,847)	(11,044,984)	(606,497,393)
Net Increase (Decrease)	3,605,348	109,952,049	(4,138,719)	(227,183,297)
Class IB
Shares Sold	79,217	$ 3,581,150	43,594	$ 2,359,693
Shares Issued for Reinvested Dividends	1,419,968	55,511,710	821,145	44,137,345
Shares Redeemed	(1,222,050)	(53,739,530)	(1,355,478)	(73,088,089)
Net Increase (Decrease)	277,135	5,353,330	(490,739)	(26,591,051)
Class IC
Shares Sold	20,134	$ 870,523	45,793	$ 2,447,253
Shares Issued for Reinvested Dividends	116,731	4,579,357	68,001	3,670,162
Shares Redeemed	(549,701)	(22,055,453)	(113,501)	(6,201,516)
Net Increase (Decrease)	(412,836)	(16,605,573)	293	(84,101)
Total Net Increase (Decrease)	3,469,647	$ 98,699,806	(4,629,165)	$ (253,858,449)
140

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Disciplined Equity HLS Fund
Class IA
Shares Sold	1,053,612	$ 18,127,590	1,663,382	$ 33,292,862
Shares Issued for Reinvested Dividends	9,490,549	157,383,630	6,617,855	135,827,681
Shares Redeemed	(15,060,986)	(265,431,648)	(19,810,004)	(384,986,454)
Net Increase (Decrease)	(4,516,825)	(89,920,428)	(11,528,767)	(215,865,911)
Class IB
Shares Sold	225,041	$ 3,936,722	324,708	$ 6,143,847
Shares Issued for Reinvested Dividends	1,186,882	19,344,478	837,081	16,888,929
Shares Redeemed	(2,609,863)	(45,206,359)	(3,717,207)	(70,621,920)
Net Increase (Decrease)	(1,197,940)	(21,925,159)	(2,555,418)	(47,589,144)
Class IC
Shares Sold	65,269	$ 1,213,062	151,589	$ 2,899,088
Shares Issued for Reinvested Dividends	252,005	4,180,932	175,273	3,591,357
Shares Redeemed	(594,398)	(10,422,924)	(594,392)	(11,535,033)
Net Increase (Decrease)	(277,124)	(5,028,930)	(267,530)	(5,044,588)
Total Net Increase (Decrease)	(5,991,889)	$ (116,874,517)	(14,351,715)	$ (268,499,643)
Dividend and Growth HLS Fund
Class IA
Shares Sold	2,440,332	$ 60,072,245	2,617,098	$ 66,133,728
Shares Issued for Reinvested Dividends	17,111,680	385,201,370	7,954,897	212,103,064
Shares Redeemed	(16,574,436)	(410,801,466)	(18,239,087)	(462,665,200)
Net Increase (Decrease)	2,977,576	34,472,149	(7,667,092)	(184,428,408)
Class IB
Shares Sold	336,645	$ 8,222,143	319,100	$ 8,158,203
Shares Issued for Reinvested Dividends	2,181,673	48,643,796	1,006,413	26,602,278
Shares Redeemed	(2,378,170)	(58,321,820)	(2,845,813)	(71,866,526)
Net Increase (Decrease)	140,148	(1,455,881)	(1,520,300)	(37,106,045)
Total Net Increase (Decrease)	3,117,724	$ 33,016,268	(9,187,392)	$ (221,534,453)
Healthcare HLS Fund
Class IA
Shares Sold	330,069	$ 5,869,382	322,091	$ 7,881,697
Shares Issued for Reinvested Dividends	1,893,418	28,988,229	751,248	17,932,280
Shares Redeemed	(1,704,922)	(31,464,215)	(2,048,469)	(50,217,556)
Net Increase (Decrease)	518,565	3,393,396	(975,130)	(24,403,579)
Class IB
Shares Sold	47,033	$ 760,962	56,645	$ 1,265,782
Shares Issued for Reinvested Dividends	605,182	8,169,954	221,514	4,820,147
Shares Redeemed	(243,296)	(4,073,552)	(382,752)	(8,449,694)
Net Increase (Decrease)	408,919	4,857,364	(104,593)	(2,363,765)
Total Net Increase (Decrease)	927,484	$ 8,250,760	(1,079,723)	$ (26,767,344)
International Opportunities HLS Fund
Class IA
Shares Sold	2,701,606	$ 43,715,504	3,936,792	$ 80,038,883
Shares Issued for Reinvested Dividends	11,991,680	160,928,347	538,739	11,313,509
Shares Redeemed	(8,230,906)	(131,059,144)	(9,478,500)	(195,536,187)
Net Increase (Decrease)	6,462,380	73,584,707	(5,002,969)	(104,183,795)
Class IB
Shares Sold	255,274	$ 4,019,090	232,495	$ 4,802,891
Shares Issued for Reinvested Dividends	1,197,612	16,407,281	39,603	844,741
Shares Redeemed	(722,909)	(11,760,083)	(2,197,023)	(44,974,206)
Net Increase (Decrease)	729,977	8,666,288	(1,924,925)	(39,326,574)
Total Net Increase (Decrease)	7,192,357	$ 82,250,995	(6,927,894)	$ (143,510,369)
141

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
MidCap HLS Fund
Class IA
Shares Sold	1,926,333	$ 60,792,609	2,012,927	$ 90,221,529
Shares Issued for Reinvested Dividends	7,357,221	198,350,672	8,032,535	326,587,296
Shares Redeemed	(17,288,434)	(534,589,256)	(15,818,246)	(708,636,645)
Net Increase (Decrease)	(8,004,880)	(275,445,975)	(5,772,784)	(291,827,820)
Class IB
Shares Sold	98,754	$ 2,831,304	86,166	$ 3,677,106
Shares Issued for Reinvested Dividends	620,163	15,789,357	581,007	22,511,283
Shares Redeemed	(465,863)	(13,509,976)	(643,424)	(27,139,295)
Net Increase (Decrease)	253,054	5,110,685	23,749	(950,906)
Total Net Increase (Decrease)	(7,751,826)	$ (270,335,290)	(5,749,035)	$ (292,778,726)
Small Cap Growth HLS Fund
Class IA
Shares Sold	3,682,957	$ 101,103,808	2,998,379	$ 117,411,118
Shares Issued for Reinvested Dividends	6,286,971	145,857,718	2,452,802	92,912,123
Shares Redeemed	(17,409,584)	(418,561,213)	(6,010,367)	(234,174,612)
Net Increase (Decrease)	(7,439,656)	(171,599,687)	(559,186)	(23,851,371)
Class IB
Shares Sold	1,507,838	$ 38,630,264	1,325,139	$ 49,449,416
Shares Issued for Reinvested Dividends	1,500,636	32,638,843	522,602	18,818,914
Shares Redeemed	(1,118,910)	(27,983,740)	(891,158)	(32,946,603)
Net Increase (Decrease)	1,889,564	43,285,367	956,583	35,321,727
Total Net Increase (Decrease)	(5,550,092)	$ (128,314,320)	397,397	$ 11,470,356
Small Company HLS Fund
Class IA
Shares Sold	1,044,667	$ 18,816,229	5,233,825	$ 150,382,644
Shares Issued for Reinvested Dividends	5,781,510	84,063,157	2,972,671	74,970,752
Shares Redeemed	(2,885,740)	(50,472,696)	(3,872,989)	(105,093,771)
Net Increase (Decrease)	3,940,437	52,406,690	4,333,507	120,259,625
Class IB
Shares Sold	207,806	$ 3,015,152	135,452	$ 3,274,933
Shares Issued for Reinvested Dividends	807,532	9,738,834	393,905	8,598,956
Shares Redeemed	(458,458)	(6,830,280)	(506,515)	(12,205,304)
Net Increase (Decrease)	556,880	5,923,706	22,842	(331,415)
Total Net Increase (Decrease)	4,497,317	$ 58,330,396	4,356,349	$ 119,928,210
Stock HLS Fund
Class IA
Shares Sold	116,363	$ 12,078,931	55,616	$ 5,776,596
Shares Issued for Reinvested Dividends	1,608,971	152,615,340	629,577	68,675,433
Shares Redeemed	(1,498,739)	(152,487,895)	(1,701,027)	(178,915,945)
Net Increase (Decrease)	226,595	12,206,376	(1,015,834)	(104,463,916)
Class IB
Shares Sold	30,369	$ 3,110,138	27,490	$ 2,897,203
Shares Issued for Reinvested Dividends	145,284	13,746,384	56,154	6,107,663
Shares Redeemed	(191,911)	(19,754,487)	(188,205)	(19,622,545)
Net Increase (Decrease)	(16,258)	(2,897,965)	(104,561)	(10,617,679)
Total Net Increase (Decrease)	210,337	$ 9,308,411	(1,120,395)	$ (115,081,595)
Total Return Bond HLS Fund
Class IA
Shares Sold	10,735,180	$ 108,243,934	17,362,479	$ 202,243,907
Shares Issued for Reinvested Dividends	7,581,322	72,553,256	8,985,043	102,070,091
Shares Redeemed	(27,849,075)	(277,496,565)	(21,379,820)	(248,112,336)
Net Increase (Decrease)	(9,532,573)	(96,699,375)	4,967,702	56,201,662
142

Hartford HLS Funds
 Notes to Financial Statements – (continued)
 December 31, 2022

	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class IB
Shares Sold	440,393	$ 4,433,973	1,176,316	$ 13,718,640
Shares Issued for Reinvested Dividends	796,697	7,592,523	1,038,977	11,750,831
Shares Redeemed	(3,401,588)	(33,673,062)	(3,332,136)	(38,407,482)
Net Increase (Decrease)	(2,164,498)	(21,646,566)	(1,116,843)	(12,938,011)
Total Net Increase (Decrease)	(11,697,071)	$ (118,345,941)	3,850,859	$ 43,263,651
Ultrashort Bond HLS Fund
Class IA
Shares Sold	3,581,498	$ 35,571,225	5,105,215	$ 51,424,355
Shares Issued for Reinvested Dividends	128,217	1,268,070	443,126	4,440,122
Shares Redeemed	(11,136,975)	(110,402,716)	(10,077,259)	(101,439,362)
Net Increase (Decrease)	(7,427,260)	(73,563,421)	(4,528,918)	(45,574,885)
Class IB
Shares Sold	1,255,473	$ 12,452,602	967,714	$ 9,732,783
Shares Issued for Reinvested Dividends	—	—	53,951	540,587
Shares Redeemed	(2,595,085)	(25,698,791)	(2,205,754)	(22,185,569)
Net Increase (Decrease)	(1,339,612)	(13,246,189)	(1,184,089)	(11,912,199)
Total Net Increase (Decrease)	(8,766,872)	$ (86,809,610)	(5,713,007)	$ (57,487,084)
12.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From January 1, 2022 through March 3, 2022, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended December 31, 2022, none of the Funds had borrowings under this facility.
13.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
14.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
15.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2022, events and transactions subsequent to December 31, 2022, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective January 1, 2023, DST Asset Manager Solutions, Inc. is now called SS&C GIDS, Inc.
143

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. and Shareholders of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Small Cap Growth HLS Fund.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Ultrashort Bond HLS Fund (constituting Hartford Series Fund, Inc.) and Hartford Small Cap Growth HLS Fund (constituting Hartford HLS Series Fund II, Inc.) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 25, 2020 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2023
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
144

Hartford HLS Funds
Directors and Officers of each Company (Unaudited)

Each of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a, “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of December 31, 2022, except as noted below. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	81	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	81	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	81	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Compensation Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and Governance Committee.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	81	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
145

Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	81	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	81	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	81	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	81	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTOR
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	81	None
AMY N. FURLONG (1979)	Vice President and Treasurer	Vice President since 2018; Treasurer since January 9, 2023	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company and resumed her position as Treasurer effective January 9, 2023. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
146

Hartford HLS Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
147

Hartford HLS Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Healthcare HLS Fund
Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 9-10, 2022, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between each of HLS and HLS II, on behalf of each of their respective series listed above, and Hartford Funds Management Company, LLC (“HFMC”); and (ii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and
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to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to, or assumed by, the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest that may arise in connection with the management of the Funds’ investments and those of other funds or accounts, if any, by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of investing in a fund that is part of the family of Hartford funds. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes.
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Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including, in particular, that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that the Hartford Capital Appreciation HLS Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained
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by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Healthcare HLS Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed
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information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund’s performance, the Board considered the Fund’s performance relative to similarly managed funds and the Fund’s performance relative to its benchmark. In particular, the Board considered the Fund’s performance of its Class IA shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund’s peer universe, which includes all funds within the same classification or category, as determined by Broadridge. The Board considered the Fund’s performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund’s performance relative to its benchmark, the Board considered the Fund’s performance of its Class IA shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund’s contractual and actual management fee, and total operating expenses of its Class IA shares (net of all fees and expenses), as compared to the Fund’s expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
Hartford Balanced HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its custom blended benchmark for the 1-, 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile. The Board noted that the Fund has a voluntary management fee waiver of 0.03% through December 31, 2022, which resulted in HFMC waiving a portion of its management fee.
Hartford Capital Appreciation HLS Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 3rd quintile of its expense group.
Hartford Disciplined Equity HLS Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford Dividend and Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 2nd quintile, while its actual management fee was in the 3rd quintile.
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Hartford Healthcare HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 5-year periods, and the 2nd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 2nd quintile, while its actual management fee was in the 3rd quintile.
Hartford International Opportunities HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group.
Hartford MidCap HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 1st quintile.
Hartford Small Cap Growth HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group.
Hartford Small Company HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group.
Hartford Stock HLS Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period, and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 1st quintile of its expense group.
Hartford Total Return Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
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•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.
Hartford Ultrashort Bond HLS Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were in the 2nd quintile of its expense group.
Reapproval of the Agreements
In connection with planned changes to the Board’s meeting calendar, at its meeting held on November 8-10, 2022, the Board of HLS and HLS II, including the Independent Directors, unanimously voted to approve the continuation of the Agreements, for the period from November 10, 2022 through September 30, 2023.
In determining whether to approve the continuation of the Agreements, the Board considered the comprehensive information and materials that were provided to the Board by the Advisers, Broadridge and the Consultant in connection with the Board’s annual review of the Agreements at its June 15-16, 2022 and August 9-10, 2022 meetings, as described above. In addition, since the Board’s annual approval of the Agreements at its August 9-10, 2022 meeting, the Board requested, and HFMC provided, additional information and updates relating to the Funds in support of the continuation of the Agreements for the additional period.
The Board considered that the approval of the Agreements will not result in any changes in (i) the investment process or strategies employed in the management of the Funds’ assets; (ii) the fees and expenses paid by the Funds’ shareholders; (iii) the nature, extent and quality of services provided to the Funds under the Agreements; or (iv) the day-to-day management of each Fund or the persons primarily responsible for such management. The Board noted that there were no material changes in the net expense ratios of the Funds between the net expense ratios presented at the Board’s meeting on June 15-16, 2022 and the net expense ratios as of September 30, 2022.
The Board also considered information provided by HFMC regarding its in-depth reviews of Fund performance for the third quarter of 2022. The Board reviewed each Fund’s performance relative to its benchmark since June 30, 2022 and noted that none of the Funds experienced a material adverse change in performance relative to the Funds’ peer universe.
The Board considered that there had been no material adverse change in the financial condition of HFMC or the Sub-adviser since the August 9-10, 2022 Board meeting. The Board also noted that HFMC’s profitability with respect to each Fund, and the Funds as a whole, for the nine months ended September 30, 2022, did not reflect any material increases in profitability levels as compared to those provided in connection with the Board’s annual review of the Agreements. The Board further considered that there were no material updates to the economies of scale analysis performed by the Advisers in connection with the Board’s annual review of the Agreements and that there were no material updates for the same period to the Advisers’ analysis of the benefits to the Advisers and their affiliates from their relationships with the Funds.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded at its meeting on August 9-10, 2022 that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. Furthermore, the Board concluded at its meeting on November 8-10, 2022 that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements through September 30, 2023. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
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e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application  means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction  means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You  means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2023), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2023

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Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Fund” and collectively, the “Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Funds are not guaranteed by The Hartford or any other entity.
This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
HLSAR22    02/23     Printed in the U.S.A.

(b) Not applicable

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$274,352 for the fiscal year ended December 31, 2021; $274,352 for the fiscal year ended December 31, 2022.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$14,000 for the fiscal year ended December 31, 2021; $0 for the fiscal year ended December 31, 2022. Audit-related services were principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$69,105 for the fiscal year ended December 31, 2021; $50,677 for the fiscal year ended December 31, 2022. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$13,223 for the fiscal year ended December 31, 2021; $946 for the fiscal year ended December 31, 2022. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e)

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2022, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $96,328 for the fiscal year ended December 31, 2021; $51,623 for the fiscal year ended December 31, 2022.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $325,000 for the fiscal year ended December 31, 2021 and $120,925 for the fiscal year ended December 31, 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 27, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: February 27, 2023	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)